UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Reports to Shareholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Trends

Allocation Fund

Semi-Annual Report

June 30, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks total return while seeking to provide volatility management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 5.65% and 5.48%, respectively. These returns compare to the 7.45% cumulative total return of the Fund’s benchmark, the Global Trends Allocation Composite Index (the “Index”), during the same time period. The components of the Fund’s benchmark, the MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%), generated cumulative total returns of 11.02% and 2.27%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility was 5.49%, less than the S&P 500® Index’s annualized volatility of 6.96% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

As the Reporting Period began in January 2017, global equities rallied on the prospect of deregulation in the U.S. following Presidential executive orders on oil pipelines and further optimism around potential infrastructure spending. International equity markets subsequently retreated on political uncertainty and protectionism concerns, though U.S. stocks continued to advance. In February 2017, global equities were buoyed by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the U.S. Federal Reserve (“Fed”) raised interest rates for the third time since the 2008-2009 global financial crisis, while maintaining projections for three rate hikes this year. However, a seemingly cautious stance on the future path of monetary tightening from the Fed Chair and the presence of a dissenter on the policy committee led to a dovish market reaction and to Japanese yen appreciation, despite the Bank of Japan (“BoJ”) maintaining its policy rate. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a vote on health care. Outside the U.S., the European Central Bank (“ECB”) kept its policy unchanged at its March 2017 meeting but revised its growth and inflation forecasts upwards. Markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether rates will rise before quantitative easing ends. In the second quarter of 2017, global equities posted gains. Strong first quarter 2017 corporate earnings results, with double-digit growth across virtually all major developed market regions, and receding political risk after the centrist candidate’s win in the French election supported global equity markets. However, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. The U.S. labor market remained strong, but economic activity and inflation data appeared to be moderating. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditures remained below the Fed’s 2% target at just 1.4% year-over-year. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) Also in June, European markets reacted hawkishly to the ECB president’s sanguine outlook for recovering inflation and cautious reference to tapering of asset purchases. Japanese equities saw a temporary pullback in June 2017, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed interest rate hike, but quickly rebounded.

In terms of fixed income, when the Reporting Period started, spread (or non-government bond) sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the new U.S. Administration, which helped boost business and consumer sentiment to near record levels. Investors also evaluated the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid and synchronized global expansion, led by developed markets, most notably the U.S. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. (Brexit refers to the U.K.’s efforts to exit the European Union.) The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in the country’s then-upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

forecasts, while the Fed raised its target range for the federal funds rate. Minutes from the meeting raised expectations that Fed balance sheet normalization would begin in 2017. Despite the Fed’s monetary policy tightening, the U.S. dollar weakened versus both developed and emerging markets currencies during the first calendar quarter. In the second quarter of 2017, spread sectors overall recorded positive returns. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French bonds and the bonds of European peripheral countries broadly. On the economic front, weakness in U.S. core inflation cast uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided an optimistic assessment of the risks to growth but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and for the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of hawkish comments from central bankers drove global interest rates up, as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada. During the second quarter of 2017, the U.S. dollar continued to weaken versus many global currencies.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund primarily seeks to achieve its investment objective by investing in a global portfolio of equity and fixed income asset classes. Under normal market conditions, the Fund expects to invest at least 40% of its assets in equity investments and at least 20% of its assets in fixed income investments. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time as the weightings of the Fund change, and the Fund may not be invested in each asset class at all times.

As part of the Fund’s investment strategy, the Investment Adviser seeks to manage volatility and limit losses by allocating the Fund’s assets away from risky investments in distressed or volatile market environments. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In distressed or volatile market environments, the Fund may also hold significant amounts of U.S. Treasury, short-term or other fixed income investments, including money market funds and repurchase agreements or cash, and at times may invest up to 100% of its assets in such investments.

During the Reporting Period, the Fund continued dynamically allocating across global asset classes, using a momentum-based methodology, as it sought total return while also seeking to provide volatility management. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap and small-cap, European, Asian, emerging markets and U.K. stocks. Within the fixed income category, the Fund may allocate assets to the U.S., Europe and Japan. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

The Fund was hurt by its exposures to Japanese and U.S. government bonds late in the Reporting Period when interest rates rose. The Fund benefited during the Reporting Period from its allocations to global equities, including U.S. large-cap and small-cap stocks; European, Japanese and U.K. equities; and emerging markets stocks. An allocation to German government bonds also added value.

What was the Fund’s volatility during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s actual volatility (annualized, using daily returns) was 5.49%, less than the S&P 500® Index’s annualized volatility of 6.96%.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. At the beginning of the Reporting Period, the Fund’s total assets were allocated 80% to equities, 20% to fixed income and 0% to cash (Many of these positions were implemented through the use of exchange-traded index future contracts.) Within the equity category, the Fund had allocations to five of six global equity asset classes. It did not have an allocation to emerging markets equities at the start of the Reporting Period. As for fixed income, the Fund had an emphasis on German government bonds with a smaller allocation to Japanese government bonds when the Reporting Period began.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

At the end of January 2017, we added a small allocation to emerging markets equities, increasing it slightly by the end of May 2017. We increased the Fund’s allocation to U.S. large-cap stocks at the start of the first calendar quarter and eliminated its allocation to U.S. small-cap stocks. We also reduced the Fund’s allocation to German government bonds and increased its exposure to Japanese government bonds.

Near the end of the Reporting Period, we reduced the size of the Fund’s equity allocation and increased the size of its fixed income allocation. The Fund continued to have no allocation to cash. Within its equity allocation, the Fund had exposure to U.S. large-cap equities; European, Japanese and U.K. equities; and emerging markets equities. It had no exposure to U.S. small-cap equities. Within fixed income, we added some exposure to U.S. Treasuries and eliminated the Fund’s allocation to German government bonds.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund employed exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap stocks, the European, Japanese and U.K. equity markets, and U.S., Japanese and German government bonds. On an absolute basis, the use of these instruments had a positive impact on the Fund’s performance, as these allocations added to returns.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, we slightly reduced the Fund’s allocation to equities. Within equities, we modestly increased its allocations to U.S. large-cap stocks and Japanese equities, while reducing its exposures to European and U.K. equities. Overall, at the end of the Reporting Period, the Fund had more exposure to emerging markets equities than it did at the beginning of the Reporting Period and the same exposure to Japanese equities. The Fund maintained an allocation to emerging markets equities and had no allocation to U.S. small-cap equities. Within fixed income, we increased the Fund’s allocation to U.S. Treasuries, while marginally reducing its allocation to Japanese government bonds. At the end of the Reporting Period, the Fund did not have an allocation to German government bonds due to their poor momentum amid rising yields. At the end of the Reporting Period, the Fund’s total assets were allocated 72% to equities, 28% to fixed income and 0% to cash.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. In general, the Fund seeks to maintain a strategic allocation of 60% of its assets in equity investments and 40% of its assets in fixed income investments. The Fund may deviate from these strategic allocations in order to allocate a greater percentage to asset classes with strong momentum and to reduce its allocation to assets with weak momentum. When volatility increases, our goal is to preserve capital by proportionally increasing the Fund’s cash exposure and reducing its exposure to riskier asset classes. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Index Definitions

∎	The Global Trends Allocation Composite Index is composed 60% of MSCI World Index and 40% of Bloomberg Barclays U.S. Aggregate Bond Index. It is a composite representation prepared by the Investment Adviser of the performance of the Fund’s asset classes, weighted according to their respective weightings in the Fund’s target range.
∎	The MSCI World Index (Net, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets.
∎	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities.

4

FUND BASICS

Global Trends Allocation Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Institutional	9.91%	N/A	3.14%	10/16/13
Service	9.65	5.16%	4.68	4/16/12

[1]	Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.73%	1.00%
Service	0.99	1.24

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding investments in the securities lending reinvestment vehicle, if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	Short-Term Investments include investments in U.S. Government Agency Securities. U.S. Government Agency Securities include agency securities offered by companies such as Federal Home Loan Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 31.8%
201,944	iShares Core S&P 500 Fund	$49,155,189
607,674	iShares MSCI Emerging Markets Fund	25,151,627
204,262	Vanguard S&P 500 Fund	45,358,420

TOTAL EXCHANGE TRADED FUNDS
(Cost $104,234,734)		$119,665,236

Shares	Distribution Rate	Value
Investment Companies(a)(b) – 54.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
113,194,937	0.845%	$113,194,937
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Shares
46,048,357	0.846	46,048,357
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Shares
45,546,579	0.825	45,546,579

TOTAL INVESTMENT COMPANIES
(Cost $204,789,873)		$204,789,873

TOTAL INVESTMENTS – 86.3%
(Cost $309,024,607)		$324,455,109

OTHER ASSETS IN EXCESS OF LIABILITIES – 13.7%		51,467,196

NET ASSETS – 100.0%		$375,922,305

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	953	September 2017	$37,345,369	$(1,517,232)
FTSE 100 Index	199	September 2017	18,771,658	(515,043)
S&P 500 E-Mini Index	519	September 2017	62,822,355	(133,603)
TSE TOPIX Index	134	September 2017	19,199,022	129,075
10 Year Japanese Government Bonds	45	September 2017	60,057,346	(183,214)
10 Year U.S. Treasury Notes	449	September 2017	56,363,531	(337,576)
TOTAL				$(2,557,593)

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $104,234,734)	$119,665,236
Investments in affiliated issuers, at value (cost $204,789,873)	204,789,873
Cash	43,562,352
Receivables:
Collateral on certain derivative contracts	7,216,059
Fund shares sold	354,381
Dividends	132,828
Reimbursement from investment adviser	15,044
Securities lending income	5,703
Variation margin on certain derivative contracts	861,383
Other assets	1,130
Total assets	376,603,989

Liabilities:
Payables:
Fund shares redeemed	211,283
Management fees	193,990
Distribution and Service fees and Transfer Agency fees	84,207
Investments purchased	72,376
Accrued expenses	119,828
Total liabilities	681,684

Net Assets:
Paid-in capital	358,859,104
Undistributed net investment income	1,033,452
Accumulated net realized gain	3,054,753
Net unrealized gain	12,974,996
NET ASSETS	$375,922,305
Net Assets:
Institutional	$28,047
Service	375,894,258
Total Net Assets	$375,922,305
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,343
Service	31,482,564
Net asset value, offering and redemption price per share:
Institutional	$11.97
Service	11.94

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers	$1,367,941
Dividends — affiliated issuers	452,606
Interest	88,833
Securities lending income — affiliated issuer	13,852
Total investment income	1,923,232

Expenses:
Management fees	1,439,417
Distribution and Service fees — Service Shares	455,477
Professional fees	53,259
Transfer Agency fees(a)	36,438
Custody, accounting and administrative services	29,356
Printing and mailing costs	17,360
Trustee fees	8,505
Other	6,521
Total expenses	2,046,333
Less — expense reductions	(268,992)
Net expenses	1,777,341
NET INVESTMENT INCOME	145,891

Realized and unrealized gain (loss):
Net realized gain from:
Investments	9,043,020
Futures contracts	11,130,911
Foreign currency transactions	80,364
Net change in unrealized gain (loss) on:
Investments	3,535,972
Futures contracts	(4,769,762)
Foreign currency translation	122,024
Net realized and unrealized gain	19,142,529
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,288,420

(a) Institutional and Service Shares incurred Transfer Agency fees of $3 and $36,435, respectively.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$145,891	$701,709
Net realized gain	20,254,295	225,837
Net change in unrealized gain (loss)	(1,111,766)	14,319,840
Net increase in net assets resulting from operations	19,288,420	15,247,386

Distributions to shareholders:
From net investment income
Institutional Shares	—	(119)
Service Shares	—	(992,542)
Total distributions to shareholders	—	(992,661)

From share transactions:
Proceeds from sales of shares	20,569,816	57,559,506
Reinvestment of distributions	—	992,661
Cost of shares redeemed	(17,577,503)	(74,879,513)
Net increase (decrease) in net assets resulting from share transactions	2,992,313	(16,327,346)
TOTAL INCREASE (DECREASE)	22,280,733	(2,072,621)

Net assets:

Beginning of period	353,641,572	355,714,193
End of period	$375,922,305	$353,641,572
Undistributed net investment income	$1,033,452	$887,561

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$11.33	$0.02	$0.62	$0.64	$—	$—	$—	$11.97	5.65%	$28	0.73	%(d)	0.87	%(d)	0.33	%(d)	44%
2017 - Service	11.32	— (e)	0.62	0.62	—	—	—	11.94	5.48	375,894	0.98	(d)	1.12	(d)	0.08	(d)	44

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	10.89	(0.03)	0.52	0.49	(0.05)	—	(0.05)	11.33	4.49	27	0.74		0.89		(0.25)		260
2016 - Service	10.88	0.02	0.45	0.47	(0.03)	—	(0.03)	11.32	4.33	353,615	1.00		1.13		0.20		260
2015 - Institutional	11.82	0.01	(0.67)	(0.66)	(0.03)	(0.24)	(0.27)	10.89	(5.52)	1,008	0.75		0.92		0.12		504
2015 - Service	11.82	(0.02)	(0.67)	(0.69)	(0.01)	(0.24)	(0.25)	10.88	(5.82)	354,706	1.00		1.17		(0.16)		504
2014 - Institutional	11.46	0.08	0.41	0.49	(0.03)	(0.10)	(0.13)	11.82	4.23	739	0.77		1.01		0.68		304
2014 - Service	11.47	— (e)	0.45	0.45	— (e)	(0.10)	(0.10)	11.82	3.95	267,720	1.03		1.24		0.04		304
2013 - Institutional (Commenced October 16, 2013)	11.41	0.01	0.34	0.35	(0.02)	(0.28)	(0.30)	11.46	3.17	26	0.81	(d)	1.09	(d)	0.33	(d)	195
2013 - Service	10.36	(0.02)	1.42	1.40	(0.01)	(0.28)	(0.29)	11.47	13.57	136,116	1.04		1.51		(0.21)		195

FOR THE PERIOD ENDED DECEMBER 31,
2012 - Service (Commenced April 16, 2012)	10.00	0.02	0.35	0.37	—	(0.01)	(0.01)	10.36	3.74	25,990	1.04	(d)	4.21	(d)	0.27	(d)	300

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Trends Allocation Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$119,665,236	$—	$—
Investment Companies	204,789,873	—	—
Total	$324,455,109	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$129,075	$—	$—
Liabilities(a)
Futures Contracts	$(2,686,668)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on certain derivative contracts	$129,075	Variation margin on certain derivative contracts	$(2,165,878)
Interest Rate	—	—	Variation margin on certain derivative contracts	(520,790)
Total		$129,075		$(2,686,668)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2017 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$9,930,743	$(3,624,953)	2,300
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,200,168	(1,144,809)	284
Total		$11,130,911	$(4,769,762)	2,584

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2017.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.70	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2017, GSAM waived $79,271 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2017, GSAM waived $79,510 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2017, GSAM reimbursed $107,709 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2017, custody fee credits were $2,502.

E.  Line of Credit Facility — As of June 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Underlying Funds as of and for the six months ended June 30, 2017:

Investment Companies	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 06/30/2017	Dividend Income
Goldman Sachs Financial Square Government Fund	$74,421,507	$233,653,069	$(194,879,639)	$113,194,937	$297,218
Goldman Sachs Financial Square Treasury Obligations Fund	—	46,048,357	—	46,048,357	76,463
Goldman Sachs Financial Square Treasury Solutions Fund	—	45,546,579	—	45,546,579	78,925
Total	$74,421,507	$325,248,005	$(194,879,639)	$204,789,873	$452,606

As of June 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Institutional Class Shares of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017, were $58,667,085 and $110,651,001, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

7.    SECURITIES LENDING (continued)

on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2017, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six Months ended June 30, 2017
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2017
$1,530	$—	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2017:

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017
$8,901,225	$62,404,725	$(71,305,950)	$—

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2016, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:

Perpetual short-term	$(12,097,918)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferal)	(295,190)

As of June 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$312,344,617
Gross unrealized gain	15,430,502
Gross unrealized loss	(3,320,010)
Net unrealized gain	$12,110,492

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

9.    OTHER RISKS (continued)

regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Reinvestment of distributions	—	$—	10	$119
Shares redeemed	—	—	(90,223)	(961,682)
	—	—	(90,213)	(961,563)
Service Shares
Shares sold	1,745,373	20,569,816	5,287,482	57,559,506
Reinvestment of distributions	—	—	87,603	992,542
Shares redeemed	(1,498,137)	(17,577,503)	(6,728,313)	(73,917,831)
	247,236	2,992,313	(1,353,228)	(15,365,783)
NET INCREASE (DECREASE)	247,236	$2,992,313	(1,443,441)	$(16,327,346)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Expenses Paid for the 6 Months Ended 06/30/17*
Institutional
Actual	$1,000	$1,056.50	$3.72
Hypothetical 5% return	1,000	1,021.17+	3.66
Service
Actual	1,000	1,054.80	4.99
Hypothetical 5% return	1,000	1,019.93+	4.91

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.73% and 0.98% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Trends Allocation Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”) and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Fund’s investment performance was provided for the one- and three-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees noted that the Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one- and three- year periods; had performed in-line with the Fund’s benchmark index for the one-year period and underperformed for the three- year period; and had outperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the one- and three-year periods ended March 31, 2017. The Trustees also noted that in April 2015, the Fund had been repositioned from the Goldman Sachs Global Markets Navigator Fund, which involved changes to the Fund’s investment objective, investment strategy, and benchmark.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.79%
Next $1 billion	0.71
Next $3 billion	0.68
Next $3 billion	0.66
Over $8 billion	0.65

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and
James A. McNamara	Principal Accounting Officer
Jessica Palmer	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund.

© 2017 Goldman Sachs. All rights reserved.

VITNAVSAR-17/100865-TMPL-08/2017-587131/12.4K

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Semi-Annual Report

June 30, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 5.41% and 5.22%, respectively. These returns compare to the 4.66% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 9.34% during the Reporting Period.

As the Reporting Period began in January 2017, U.S. equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. equities continued to rally in February 2017, driven by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, while maintaining projections for three rate hikes this year. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the policy committee led to a dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a vote on health care. For the month of March 2017, U.S. equities were virtually flat.

U.S. equities fell in April 2017, as Fed minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and on receding European political risk following the centrist candidate’s win in the French election. Although the U.S. labor market remained strong, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditures remained below the Fed’s 2% target at just 1.4% year-over-year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios. (Payout ratio is the proportion of earnings paid out as dividends to shareholders.)

For the Reporting Period overall, information technology, health care and consumer discretionary were the best performing sectors in the S&P 500® Index by a wide margin. The weakest performing sectors in the S&P 500® Index were energy and telecommunication services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index during the Reporting Period. Stock selection and sector allocation overall both contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Stock selection in the health care, information technology and financials sectors contributed most positively to the Fund’s relative results. Having an overweighted allocation to the strongly performing health care sector also added value. Only partially offsetting these positive contributors was stock selection in the industrials and real estate sectors, which detracted. Having an underweighted allocation to the utilities sector, which outpaced the Russell Index during the Reporting Period, also hurt.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in U.S.-based pharmaceutical company Vertex Pharmaceuticals, enterprise information management software provider Oracle and health care company Abbott Laboratories.

Vertex Pharmaceuticals is primarily focused on treatments for cystic fibrosis. The majority of its outperformance of the Russell Index came after the company reported positive test results from one of its next-generation cystic fibrosis pipeline drugs. Its shares also rose after the company reported fourth quarter 2016 earnings that exceeded consensus expectations and issued 2017 guidance. Additionally, Vertex Pharmaceuticals sold its cancer research pipeline for $230 million. Investors viewed this positively given the possibility of royalties on future sales. At the end of the Reporting Period, we believed Vertex Pharmaceuticals would likely continue to expand its reach into the cystic fibrosis market through its next-generation pipeline drugs. In our view, its stock was trading at a compelling valuation, and the company was well insulated relative to its peer group if regulatory changes are made to the broader health care sector.

Oracle’s stock rose sharply after the company reported both strong growth in its cloud business and earnings that exceeded consensus expectations. We were encouraged by its management’s 2018 revenue expectations. At the end of the Reporting Period, we believed Oracle would become a powerful player in the cloud business, as it transitions its existing customer base from on premise to cloud computing platforms. As investors come to better appreciate this transition, we believe there is likely to be multiple expansion (Multiple expansion is an increase in the price/earnings ratio, or multiple, of a stock or group of stocks). We further believe its margins also have upside, as more customers transition given the large fixed investment Oracle has made in its cloud business.

Abbott Laboratories’ shares appreciated after the company announced the closing of its acquisition of St. Jude. Its strong performance was also due to its management reporting earnings that exceeded consensus expectations. Revenue increases in its nutrition, diagnostics and medical devices business lines and improvement in its gross margins further boosted its shares. Despite a challenging 2016 due to political rhetoric, health care stocks in general performed well during the Reporting Period, as investors began to doubt any major changes to health care would be made by Congress. At the end of the Reporting Period, we believed the company was trading at an attractive valuation and that its acquisition of St. Jude would be accretive to earnings given the opportunity for synergies and the addition of key new products from St. Jude’s pipeline.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to the Russell Index were positions in three energy-related exploration and production companies — Southwestern Energy, Range Resources and ConocoPhillips.

Southwestern Energy is a natural gas-focused exploration and production company. Its stock experienced weakness during the Reporting Period as the price of natural gas was pressured, and energy market volatility plagued the stock. Despite its underperformance of the Russell Index during the Reporting Period, we believe our thesis on long-term demand drivers within natural gas remains intact, even with potential macro headwinds. At the end of the Reporting Period, we remained positive on the steps the company is taking to lower its debt levels and reduce its cost structure. Going forward, we continue to see upside potential for Southwestern Energy given what we view as the company’s high quality assets, specifically in the Marcellus, Fayetteville and Utica Shales.

Range Resources’ stock was pressured by increased oil production, which has the potential to increase supply of associated gas and thus lower gas prices. In our view, however, the long-term demand drivers of natural gas, such as coal plant retirements, liquid natural gas exports and industrial/electricity generation, remain intact. We believe Range Resources has a strong asset base in the Appalachian and Midcontinent regions, which its management has indicated could experience 30% production growth next year. At the end of the Reporting Period, we were also positive on Range Resources’ acquisition of Memorial Resource Development, as it should help diversify the company’s assets.

ConocoPhillips successfully reshaped its portfolio by divesting non-core businesses and used the proceeds to reduce debt and repurchase stock. However, during the Reporting Period, investors remained cautious on potential asset dispositions and headwinds related to Cenovus Energy’s balance sheet. (Cenovus is the Canadian-based company to whom ConocoPhillips sold some of its oil and gas assets in March 2017.) After reporting strong first quarter 2017 results and after the company performed better than other

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

large cap energy stocks, we trimmed the Fund’s position in ConocoPhillips in favor of other stocks with what we perceived to be greater risk-adjusted upside potential.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a Fund position in American International Group, an insurance company based in New York. We believe its new Chief Executive Officer’s (“CEO”) initiatives and capabilities may well serve as a positive catalyst and lead to margin improvement. We established a position in the company because of what we consider to be its attractive valuation and our belief in the upcoming inflection in its fundamentals. Additionally, the company’s new financial strength rating should be accretive to its earnings over time, in our view.

We started a Fund position in Citigroup, a global financial services company, during the Reporting Period. In our view, Citigroup is attractively priced relative to its peers given the strength of its balance sheet. We are encouraged by its management’s emphasis on cost cutting initiatives through technology implementation and closures. This emphasis, coupled with growth in its card business, gives us confidence that the company is well positioned for the long term.

Conversely, we exited the Fund’s position in Verizon Communications, a leading provider of wireless telecommunications in the U.S., which had detracted from relative results during the first quarter of 2017. Its shares fell in January 2017 after the company reported weaker than consensus expected earnings as a result of increased industry competition. Despite recent headwinds, we believe Verizon Communications has some of the highest quality assets in the industry and can modestly grow as the company continues to invest and focus on its strong wireless business and areas poised for future growth, including digital advertising, Internet of Things and 5G. (The Internet of Things is the interconnection of uniquely identifiable embedded computing devices within the existing Internet infrastructure. 5G represents the fifth, or next, generation of devices and the technology supporting those devices.) In light of elevated competitive dynamics in the industry and Verizon Communications’ stock approaching our price target, we sold the position in favor of other investments with what we considered to be greater risk-adjusted upside potential.

We eliminated the Fund’s position in American Express, a global financial services corporation. We had originally initiated the position because we believed concerns regarding credit and longer-term secular headwinds were overblown, leading to an excessively depressed valuation. While, at the end of the Reporting Period, we continued to view American Express as a high quality company with good long-term growth potential, the stock approached our price target after reporting strong first quarter 2017 results, and so we exited the position in favor of other investments with what we believed to be greater risk-adjusted upside potential.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials increased compared to the Russell Index as did the Fund’s position in cash. The Fund’s allocations compared to the Russell Index in consumer discretionary, telecommunication services and utilities decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2017, the Fund had overweighted positions relative to the Russell Index in the industrials, health care, information technology and materials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, real estate and telecommunication services and was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples, energy and financials.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we were cautiously optimistic with respect to pro-growth policy actions and their ability to spur a more accommodative operating environment. In our view, most companies should benefit from aggressive fiscal policy, including lower taxes and increased spending, and less restrictive regulatory conditions. We were also encouraged by a strong first quarter 2017 earnings reporting season, as sales, margins and earnings all exceeded consensus expectations. Aggregate S&P 500® Index earnings growth of 13.5% on a year-over-year basis represented the strongest rate of growth since 2011. Earnings in most markets

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

across the world surpassed consensus estimates as well. All else being equal, broadening global economic growth should be supportive of a continuation in earnings growth and equity market appreciation. While our return expectations remain relatively muted given what we perceive to be rather full valuations, we still believe U.S. equities are more attractive than most other asset classes and can continue to be driven by earnings growth in the absence of multiple expansion. Additionally, after several years of thematic-driven markets, we were positive at the end of the Reporting Period about lower correlations at the stock level. We believe an active approach will likely continue to benefit in this type of environment.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Index Definitions

The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

5

FUND BASICS

Large Cap Value Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	16.26%	13.13%	4.36%	5.08%	1/12/98
Service	15.98	12.85	N/A	4.28	7/24/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.71%	0.81%
Service	0.96	1.06

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/173

Holding	% of Net Assets	Line of Business
Wells Fargo & Co.	5.2%	Banks
Exxon Mobil Corp.	5.0	Energy
Bank of America Corp.	4.7	Banks
Pfizer, Inc.	3.4	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	3.3	Banks
General Electric Co.	3.1	Capital Goods
Allergan plc	3.1	Pharmaceuticals, Biotechnology & Life Sciences
Oracle Corp.	3.0	Software & Services
MetLife, Inc.	2.8	Insurance
Cisco Systems, Inc.	2.6	Technology Hardware & Equipment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2017

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets at June 30, 2017.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 96.4%
Automobiles & Components – 0.7%
116,186	Volkswagen AG ADR	$3,616,289

Banks – 16.1%
1,072,181	Bank of America Corp.	26,011,111
151,666	Citigroup, Inc.	10,143,422
195,313	JPMorgan Chase & Co.	17,851,608
99,659	SunTrust Banks, Inc.	5,652,659
516,012	Wells Fargo & Co.	28,592,225

		88,251,025

Capital Goods – 8.8%
195,991	Emerson Electric Co.	11,684,983
113,710	Fluor Corp.	5,205,644
633,976	General Electric Co.	17,123,692
118,484	Textron, Inc.	5,580,596
34,502	United Technologies Corp.	4,213,039
35,915	WABCO Holdings, Inc.*	4,579,522

		48,387,476

Consumer Durables & Apparel – 1.2%
101,769	Coach, Inc.	4,817,744
30,264	Newell Brands, Inc.	1,622,756

		6,440,500

Diversified Financials – 3.1%
118,320	Capital One Financial Corp.	9,775,598
166,248	Morgan Stanley	7,408,011

		17,183,609

Energy – 9.9%
235,672	BP plc ADR	8,166,035
157,369	ConocoPhillips	6,917,941
339,155	Exxon Mobil Corp.	27,379,983
185,200	Range Resources Corp.	4,291,084
1,263,698	Southwestern Energy Co.*	7,683,284

		54,438,327

Food & Staples Retailing – 0.6%
44,741	CVS Health Corp.	3,599,861

Food, Beverage & Tobacco – 3.8%
139,765	Altria Group, Inc.	10,408,300
43,390	Anheuser-Busch InBev SA/NV ADR	4,788,520
127,726	Mondelez International, Inc. Class A	5,516,486

		20,713,306

Health Care Equipment & Services – 3.7%
271,426	Abbott Laboratories	13,194,018
46,170	Aetna, Inc.	7,009,991

		20,204,009

Household & Personal Products – 4.3%
313,620	Coty, Inc. Class A	5,883,511
153,075	Procter & Gamble Co. (The)	13,340,486
81,350	Unilever NV	4,496,215

		23,720,212

Common Stocks – (continued)
Insurance – 5.8%
215,480	American International Group, Inc.	$13,471,810
57,317	Hartford Financial Services Group, Inc. (The)	3,013,155
282,327	MetLife, Inc.	15,511,045

		31,996,010

Materials – 3.7%
128,254	Ball Corp.	5,413,601
122,125	EI du Pont de Nemours & Co.	9,856,709
90,226	Nucor Corp.	5,221,379

		20,491,689

Media – 4.1%
53,649	DISH Network Corp. Class A*	3,367,011
425,308	Liberty Global plc Class C*	13,261,103
172,024	Viacom, Inc. Class B	5,774,846

		22,402,960

Pharmaceuticals, Biotechnology & Life Sciences – 11.9%
69,152	Allergan plc	16,810,160
42,785	BioMarin Pharmaceutical, Inc.*	3,885,734
135,382	Bristol-Myers Squibb Co.	7,543,485
62,139	Celgene Corp.*	8,069,992
42,788	Johnson & Johnson	5,660,424
42,956	Merck & Co., Inc.	2,753,050
555,109	Pfizer, Inc.	18,646,111
16,754	Vertex Pharmaceuticals, Inc.*	2,159,088

		65,528,044

Real Estate Investment Trust – 2.7%
487,176	DDR Corp.	4,418,686
32,375	Simon Property Group, Inc.	5,236,980
55,371	Vornado Realty Trust	5,199,337

		14,855,003

Retailing – 1.3%
19,741	Home Depot, Inc. (The)	3,028,269
54,587	TJX Cos., Inc. (The)	3,939,544

		6,967,813

Semiconductors & Semiconductor Equipment – 0.5%
34,481	Texas Instruments, Inc.	2,652,623

Software & Services – 6.2%
11,553	Alphabet, Inc. Class A*	10,740,593
332,390	Oracle Corp.	16,666,035
142,158	Symantec Corp.	4,015,964
29,012	Visa, Inc. Class A	2,720,745

		34,143,337

Technology Hardware & Equipment – 2.6%
454,704	Cisco Systems, Inc.	14,232,235

Telecommunication Services – 1.7%
212,817	CenturyLink, Inc.(a)	5,082,070
66,902	T-Mobile US, Inc.*	4,055,599

		9,137,669

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Transportation – 2.5%
205,347	JetBlue Airways Corp.*	$4,688,072
85,533	Kansas City Southern	8,951,029

		13,639,101

Utilities – 1.2%
107,812	FirstEnergy Corp.	3,143,798
52,210	PG&E Corp.	3,465,178

		6,608,976

TOTAL COMMON STOCKS
(Cost $451,063,719)		$529,210,074

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.9%
Goldman Sachs Financial Square Government Fund — Institutional Shares
4,730,357	0.845%	$4,730,357
(Cost $4,730,357)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $455,794,076)		$533,940,431

Securities Lending Reinvestment Vehicle(b)(c) – 1.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
6,191,025	0.845%	$6,191,025
(Cost $6,191,025)

TOTAL INVESTMENTS – 98.4%
(Cost $461,985,101)		$540,131,456

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		8,881,636

NET ASSETS – 100.0%		$549,013,092

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviation:
ADR	—American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $451,063,719)(a)	$529,210,074
Investments in affiliated issuers, at value (cost $4,730,357)	4,730,357
Investments in affiliated securities lending reinvestment vehicle, at value (cost $6,191,025)	6,191,025
Cash	8,218,807
Receivables:
Investments sold	16,726,530
Fund shares sold	974,424
Dividends	558,985
Reimbursement from investment adviser	15,918
Securities lending income	2,456
Other assets	2,311
Total assets	566,630,887

Liabilities:
Payables:
Investments purchased	10,699,812
Payable upon return of securities loaned	6,191,025
Management fees	307,687
Fund shares redeemed	210,012
Distribution and Service fees and Transfer Agency fees	81,748
Accrued expenses	127,511
Total liabilities	17,617,795

Net Assets:
Paid-in capital	394,923,128
Undistributed net investment income	5,268,477
Accumulated net realized gain	70,675,132
Net unrealized gain	78,146,355
NET ASSETS	$549,013,092
Net Assets:
Institutional	$190,691,125
Service	358,321,967
Total Net Assets	$549,013,092
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	17,806,767
Service	33,513,095
Net asset value, offering and redemption price per share:
Institutional	$10.71
Service	10.69

(a) Includes loaned securities having a market value of $6,043,296.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $12,029)	$7,457,792
Dividends — affiliated issuers	13,727
Securities lending income — affiliated issuer	10,363
Total investment income	7,481,882

Expenses:
Management fees	2,365,670
Distribution and Service fees — Service Shares	526,572
Transfer Agency fees(a)	63,080
Printing and mailing costs	41,007
Professional fees	39,659
Custody, accounting and administrative services	30,022
Trustee fees	8,898
Other	13,027
Total expenses	3,087,935
Less — expense reductions	(249,683)
Net expenses	2,838,252
NET INVESTMENT INCOME	4,643,630

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $33,430)	79,158,302
Net change in unrealized loss on investments	(45,828,173)
Net realized and unrealized gain	33,330,129
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,973,759

(a) Institutional and Service Shares incurred Transfer Agency fees of $20,957 and $42,123, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$4,643,630	$14,542,105
Net realized gain	79,158,302	3,065,360
Net change in unrealized gain (loss)	(45,828,173)	69,964,908
Net increase in net assets resulting from operations	37,973,759	87,572,373

Distributions to shareholders:
From net investment income
Institutional Shares	—	(5,067,653)
Service Shares	—	(9,637,716)
From net realized gains
Institutional Shares	—	(2,433,036)
Service Shares	—	(5,324,082)
Total distributions to shareholders	—	(22,462,487)

From share transactions:
Proceeds from sales of shares	14,338,841	46,845,142
Reinvestment of distributions	—	22,462,487
Cost of shares redeemed	(278,727,502)	(249,588,098)
Net decrease in net assets resulting from share transactions	(264,388,661)	(180,280,469)
TOTAL DECREASE	(226,414,902)	(115,170,583)

Net assets:

Beginning of period	775,427,994	890,598,577
End of period	$549,013,092	$775,427,994
Undistributed net investment income	$5,268,477	$624,847

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$10.16	$0.08	$0.47	$0.55	$—	$—	$—	$10.71	5.41%	$190,691	0.73	%(d)	0.81	%(d)	1.63	%(d)	54%
2017 - Service	10.16	0.07	0.46	0.53	—	—	—	10.69	5.22	358,322	0.98	(d)	1.06	(d)	1.39	(d)	54

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	9.39	0.18	0.91	1.09	(0.22)	(0.10)	(0.32)	10.16	11.55	243,875	0.74		0.81		1.91		130
2016 - Service	9.39	0.16	0.90	1.06	(0.19)	(0.10)	(0.29)	10.16	11.25	531,553	0.99		1.06		1.66		130
2015 - Institutional	11.39	0.15	(0.67)	(0.52)	(0.16)	(1.32)	(1.48)	9.39	(4.41)	279,910	0.74		0.81		1.38		83
2015 - Service	11.38	0.13	(0.67)	(0.54)	(0.13)	(1.32)	(1.45)	9.39	(4.58)	610,689	0.99		1.06		1.13		83
2014 - Institutional	12.59	0.16	1.38	1.54	(0.19)	(2.55)	(2.74)	11.39	12.94	326,543	0.75		0.80		1.21		72
2014 - Service	12.58	0.13	1.37	1.50	(0.15)	(2.55)	(2.70)	11.38	12.61	692,741	1.00		1.05		0.96		72
2013 - Institutional	10.76	0.14	3.39	3.53	(0.16)	(1.54)	(1.70)	12.59	33.23	370,241	0.75		0.79		1.15		86
2013 - Service	10.75	0.11	3.39	3.50	(0.13)	(1.54)	(1.67)	12.58	32.93	792,553	1.00		1.04		0.91		86
2012 - Institutional	9.39	0.15	1.64	1.79	(0.15)	(0.27)	(0.42)	10.76	19.07	351,677	0.77		0.78		1.40		120
2012 - Service	9.38	0.12	1.64	1.76	(0.12)	(0.27)	(0.39)	10.75	18.77	734,577	1.02		1.03		1.15		120

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

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3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$34,328,162	$—	$—
North America	494,881,912	—	—
Investment Company	4,730,357	—	—
Securities Lending Reinvestment Vehicle	6,191,025	—	—
Total	$540,131,456	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2017, GSAM waived $123,140 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the

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4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2017, GSAM waived $3,568 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2017, GSAM reimbursed $119,991 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2017, custody fee credits were $2,984.

E.  Line of Credit Facility — As of June 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2017, Goldman Sachs earned $225 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Market Value 12/31/16	Purchases at Cost	Proceeds from Sales	Market Value 6/30/17	Dividend Income
$944	$87,095,911	$(82,366,498)	$4,730,357	$13,727

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017 were $336,577,715 and $613,792,929, respectively.

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

6.     SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2017, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2017:

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017
$—	$52,945,676	$(46,754,651)	$6,191,025

7.    TAX INFORMATION

As of June 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$473,653,400
Gross unrealized gain	86,744,977
Gross unrealized loss	(20,266,921)
Net unrealized security gain	$66,478,056

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7.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	518,783	$5,448,891	1,208,095	$11,301,985
Reinvestment of distributions	—	—	732,489	7,500,689
Shares redeemed	(6,704,324)	(70,830,556)	(7,742,346)	(74,469,762)
	(6,185,541)	(65,381,665)	(5,801,762)	(55,667,088)
Service Shares
Shares sold	847,857	8,889,950	3,825,318	35,543,157
Reinvestment of distributions	—	—	1,461,113	14,961,798
Shares redeemed	(19,640,249)	(207,896,946)	(18,016,464)	(175,118,336)
	(18,792,392)	(199,006,996)	(12,730,033)	(124,613,381)
NET DECREASE	(24,977,933)	$(264,388,661)	(18,531,795)	$(180,280,469)

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Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Institutional
Actual	$1,000	$1,054.10		$3.72
Hypothetical 5% return	1,000	1,021.17	+	3.66
Service
Actual	1,000	1,052.20		4.99
Hypothetical 5% return	1,000	1,019.93	+	4.91

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.73% and 0.98% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one- and five-year periods and in the third quartile for the three- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fee and total expenses paid by the Fund.

The Trustees noted that the management fee breakpoint schedule was being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and
James A. McNamara	Principal Accounting Officer
Jessica Palmer	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund.

© 2017 Goldman Sachs. All rights reserved.

VITLCVSAR-17/102639-TMPL-08/2017-587099/44K

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Semi-Annual Report

June 30, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 4.07% and 3.94%, respectively. These returns compare to the 5.18% cumulative total return of the Fund’s benchmark, the Russell Midcap Value® Index (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 9.34% during the Reporting Period.

As the Reporting Period began in January 2017, U.S. equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. equities continued to rally in February 2017, driven by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, while maintaining projections for three rate hikes this year. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the policy committee led to a dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a vote on health care. For the month of March 2017, U.S. equities were virtually flat.

U.S. equities fell in April 2017, as Fed minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and on receding European political risk following the centrist candidate’s win in the French election. Although the U.S. labor market remained strong, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditures remained below the Fed’s 2% target at just 1.4% year-over-year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios. (Payout ratio is the proportion of earnings paid out as dividends to shareholders.)

For the Reporting Period overall, information technology, health care and consumer discretionary were the best performing sectors in the S&P 500 Index by a wide margin. The weakest performing sectors in the S&P 500 Index were energy and telecommunication services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

While the Fund posted solid positive absolute returns, it underperformed the Russell Index on a relative basis. Stock selection had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the real estate, consumer discretionary and financials sectors. Such detractors were only partially offset by effective stock selection in the health care, information technology and materials sectors, which contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in global retailer L Brands, grocery-anchored community shopping centers owner Brixmor Property Group and retail shopping centers owner and manager DDR.

L Brands operates primarily through Victoria’s Secret and Bath & Body Works. The majority of its underperformance of the Russell Index during the Reporting Period came after the company lowered its first quarter 2017 and fiscal year earnings guidance. L Brands is the category leader within the lingerie and personal care and beauty markets. The market, however, became increasingly concerned about the company’s outlook, particularly its resilience to declining mall traffic. While we believe restructuring efforts aimed at Victoria’s Secret should eventually result in a stronger core business model, we decided to exit the position and transition the capital to higher conviction investments.

We believe Brixmor Property Group’s underperformance of the Russell Index during the Reporting Period was largely due to market concerns around store closures within the industry, resulting from disappointing retail sales. In our view, these fears are overblown, especially given Brixmor Property Group’s base in high quality grocery-anchored shopping centers. Overall, at the end of the Reporting Period, we remained positive on Brixmor Property Group’s long-term growth potential as well as on the company’s portfolio of assets. In our view, fundamentals in the industry remain healthy, as supply, relative to historical levels, is low and demand continues to be strong. Finally, we were encouraged by its management’s focus on high return redevelopment projects and on improving the company’s balance sheet.

Similarly, we believe the majority of DDR’s weak performance during the Reporting Period can be attributed to market concerns around store closures and retailer bankruptcies within the industry, resulting from disappointing retail sales. Despite DDR’s underperformance of the Russell Index during the Reporting Period, we believe the company’s fundamentals remain healthy and its high quality tenant base provides DDR with an advantage relative to its peers. At the end of the Reporting Period, we maintained a high level of conviction in DDR’s new management team and its extensive experience and deep relationships in the strip mall/power center space.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in U.S.-based pharmaceutical company Vertex Pharmaceuticals, media company Viacom and technology hardware and equipment firm Viavi Solutions.

Vertex Pharmaceuticals is primarily focused on treatments for cystic fibrosis. The majority of its outperformance of the Russell Index came after the company reported positive test results from one of its next-generation cystic fibrosis pipeline drugs. Its shares also rose after the company reported fourth quarter 2016 earnings that exceeded consensus expectations and issued 2017 guidance. Additionally, Vertex Pharmaceuticals sold its cancer research pipeline for $230 million. Investors viewed this positively given the possibility of royalties on future sales. At the end of the Reporting Period, we believed Vertex Pharmaceuticals would likely continue to expand its reach into the cystic fibrosis market through its next-generation pipeline drugs. In our view, its stock was trading at a compelling valuation, and the company was well insulated relative to its peer group if regulatory changes are made to the broader health care sector. Following the stock’s strong performance, however, we trimmed the Fund’s position to better reflect what we view as its current risk/reward profile.

Viacom is a media company focused on cable television and films. Although its performance was challenged throughout 2016, its stock price significantly strengthened during the Reporting Period, primarily driven by a newly announced strategic realignment led by the company’s new Chief Executive Officer (“CEO”). The realignment of the company includes initiatives designed to promote greater cross-brand collaboration, focus on new growth areas and improve operational efficiency and financial performance. At the end of the Reporting Period, we remained positive on the company due to what we considered to be its attractive valuation, broad network and strong viewership base, which we believe should support stable profitability.

Viavi Solutions is a global leader in both network service enablement and optical security and performance products and solutions. The company provides communication equipment and software that help service providers manage their networks and products that improve the anti-counterfeiting of currencies and bank notes. We had initiated the Fund position in September 2015 after the company announced the spin-off of its optical component business and its intention to improve margins and appoint a new CEO.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

The company appointed Oleg Khaykin as its CEO in February 2016. During the Reporting Period, the company benefited most from its announcement that it had signed a new supply agreement with Apple to provide optical filters for its upcoming iPhone8. At the end of the Reporting Period, we believed Viavi Solutions’ shares remained undervalued and that its CEO would continue to improve the company’s revenue and margin profile and allocate the company’s balance sheet favorably for shareholders.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a position in Newell Brands, a leading global consumer goods company. We are constructive on the company’s business model and what we view as its management team’s exceptional track record of execution and value creation. We believe Newell Brands was attractively valued at the time of purchase given the strength of its franchise and potential for further realization of cost and growth synergies from its acquisition of Jarden Corporation in 2015.

We established a Fund position in Boston Properties, a fully integrated real estate investment trust and one of the largest owners and developers of Class A office properties in the gateway coastal markets, including Manhattan, Boston, Washington D.C., San Francisco and West Los Angeles. Structurally, we are attracted to these markets, as they tend to have better fundamentals given higher employment growth, greater supply constraints, and consumers with high propensities to consume. Furthermore, we believe these markets are of greater interest to private real estate funds and foreign investors, resulting in potentially above-average asset values. Finally, we are constructive on what we view as the company’s strong balance sheet, long track record of accretive development and industry-leading management team.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Textron, a global aerospace, defense, security and advanced technologies industrial conglomerate. We originally initiated a position in the company as we were positive on its management’s restructuring plan, focus on new products and continued integration of acquired businesses. We exited the position as a result of our view that the business jet cycle is at mid-cycle levels with high levels of inventory and that Textron’s stock was priced near its intrinsic value. We do not see a catalyst for the business jet market to improve to prior peak levels, which, in our view, would be the primary driver of further upside in the stock.

We sold the Fund’s position in Symantec, a California-based company that provides security products and solutions to protect small and medium enterprise businesses from advanced threats, malware and other cyber attacks. We had initiated the Fund’s position in Symantec in October 2015 after the company announced the sale of its information management business, Veritas, as well as plans to cut significant costs as it sought to improve operating margins and return excess capital to shareholders. The company merged with Blue Coat Systems in June 2016, strengthening its enterprise business, and appointed a new CEO, Greg Clark, who we believed would unlock value, improve operating margins and allocate capital in a shareholder-friendly manner. We exited the position in June 2017 because we believed the stock had become fairly valued.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology increased compared to the Russell Index. There were no other notable changes in the Fund’s weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2017, the Fund had an overweighted position relative to the Russell Index in the information technology sector. On the same date, the Fund had underweighted positions compared to the Russell Index in real estate and utilities and was rather neutrally weighted to the Russell Index in consumer discretionary, industrials, energy, health care, consumer staples, materials, financials and telecommunication services.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we were cautiously optimistic with respect to pro-growth policy actions and their ability to spur a more accommodative operating environment. In our view, most companies should benefit from aggressive fiscal policy, including lower taxes and increased spending, and less restrictive regulatory conditions. We were also encouraged by a strong first quarter 2017 earnings reporting season, as sales, margins and earnings all exceeded consensus expectations. Aggregate S&P 500 Index

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

earnings growth of 13.5% on a year-over-year basis represented the strongest rate of growth since 2011. Earnings in most markets across the world surpassed consensus estimates as well. All else being equal, broadening global economic growth should be supportive of a continuation in earnings growth and equity market appreciation. While our return expectations remain relatively muted given what we perceive to be rather full valuations, we still believe U.S. equities are more attractive than most other asset classes and can continue to be driven by earnings growth in the absence of multiple expansion (Multiple expansion is an increase in the price/earnings ratio, or multiple, of a stock or group of stocks.). Additionally, after several years of thematic-driven markets, we were positive at the end of the Reporting Period about lower correlations at the stock level. We believe an active approach will likely continue to benefit in this type of environment.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Index Definitions

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index. It is not possible to invest directly in an index.

FUND BASICS

Mid Cap Value Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	13.83%	12.20%	5.84%	8.67%	5/01/98
Service	13.51	11.92	5.59	6.84	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.84%	0.87%
Service	1.09	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/173,4

Holding	% of Net Assets	Line of Business
Huntington Bancshares, Inc.	2.4%	Banks
SunTrust Banks, Inc.	2.1	Banks
Molson Coors Brewing Co. Class B	1.9	Food, Beverage & Tobacco
Ameriprise Financial, Inc.	1.9	Diversified Financials
Stanley Black & Decker, Inc.	1.9	Capital Goods
PG&E Corp.	1.8	Utilities
Vornado Realty Trust	1.8	Real Estate Investment Trust
Newell Brands, Inc.	1.6	Consumer Durables & Apparel
Ball Corp.	1.6	Materials
Laboratory Corp. of America Holdings	1.5	Health Care Equipment & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a securities lending reinvestment vehicle) which represents 2.2% of the Fund’s net assets as of 06/30/2017.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS5

As of June 30, 2017

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 2.2% of the Fund’s net assets at June 30, 2017.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.8%
Banks – 9.2%
91,132	CIT Group, Inc.	$4,438,128
311,498	Citizens Financial Group, Inc.	11,114,249
570,640	First Horizon National Corp.	9,940,549
1,376,522	Huntington Bancshares, Inc.	18,610,577
73,774	Signature Bank*	10,588,782
294,130	SunTrust Banks, Inc.	16,683,054

		71,375,339

Capital Goods – 8.9%
113,385	AMETEK, Inc.	6,867,730
179,926	Jacobs Engineering Group, Inc.	9,786,175
46,990	L3 Technologies, Inc.	7,851,089
86,234	MSC Industrial Direct Co., Inc. Class A	7,412,675
103,196	Stanley Black & Decker, Inc.	14,522,773
174,777	Terex Corp.	6,554,138
237,381	Trinity Industries, Inc.	6,653,789
105,340	Wabtec Corp.	9,638,610

		69,286,979

Consumer Durables & Apparel – 4.7%
195,941	Coach, Inc.	9,275,847
12,762	Mohawk Industries, Inc.*	3,084,448
233,975	Newell Brands, Inc.	12,545,739
47,919	PVH Corp.	5,486,725
157,162	Toll Brothers, Inc.	6,209,471

		36,602,230

Consumer Services – 1.1%
270,442	MGM Resorts International	8,462,130

Diversified Financials – 5.9%
115,553	Ameriprise Financial, Inc.	14,708,741
227,012	E*TRADE Financial Corp.*	8,633,266
559,833	SLM Corp.*	6,438,080
214,463	Starwood Property Trust, Inc. (REIT)	4,801,827
384,504	Synchrony Financial	11,465,909

		46,047,823

Energy – 8.1%
549,984	Encana Corp.	4,839,859
199,004	EQT Corp.	11,659,644
105,761	Golar LNG Ltd.	2,353,182
333,050	Parsley Energy, Inc. Class A*	9,242,138
275,153	Range Resources Corp.	6,375,295
189,109	RSP Permian, Inc.*	6,102,547
93,785	Tesoro Corp.	8,778,276
310,085	Williams Cos., Inc. (The)	9,389,374
417,277	WPX Energy, Inc.*	4,030,896

		62,771,211

Food & Staples Retailing – 1.4%
396,283	US Foods Holding Corp.*	10,786,823

Food, Beverage & Tobacco – 1.9%
171,106	Molson Coors Brewing Co. Class B	14,773,292

Common Stocks – (continued)
Health Care Equipment & Services – 4.9%
135,810	Acadia Healthcare Co., Inc.*(a)	$6,706,298
110,214	Cardinal Health, Inc.	8,587,875
78,002	Laboratory Corp. of America Holdings*	12,023,228
87,186	Zimmer Biomet Holdings, Inc.	11,194,682

		38,512,083

Household & Personal Products – 1.0%
103,658	Edgewell Personal Care Co.*	7,880,081

Insurance – 5.6%
116,264	Arch Capital Group Ltd.*	10,846,268
191,588	Hartford Financial Services Group, Inc. (The)	10,071,781
106,546	Lincoln National Corp.	7,200,379
87,089	Progressive Corp. (The)	3,839,754
129,966	Unum Group	6,060,315
80,253	WR Berkley Corp.	5,551,100

		43,569,597

Materials – 5.9%
288,203	Ball Corp.	12,165,049
100,167	Celanese Corp. Series A	9,509,855
483,783	Freeport-McMoRan, Inc.*	5,810,234
32,160	Martin Marietta Materials, Inc.	7,158,173
309,181	Steel Dynamics, Inc.	11,071,771

		45,715,082

Media – 4.4%
212,992	Discovery Communications, Inc. Class A*(a)	5,501,583
129,891	DISH Network Corp. Class A*	8,151,959
66,188	Liberty Broadband Corp. Class C*	5,741,809
187,350	Liberty Media Corp-Liberty Formula One Class C*(a)	6,860,757
236,952	Viacom, Inc. Class B	7,954,479

		34,210,587

Pharmaceuticals, Biotechnology & Life Sciences – 2.4%
45,508	Alexion Pharmaceuticals, Inc.*	5,536,958
95,870	BioMarin Pharmaceutical, Inc.*	8,706,914
33,770	Vertex Pharmaceuticals, Inc.*	4,351,940

		18,595,812

Real Estate Investment Trust – 12.0%
48,796	Alexandria Real Estate Equities, Inc.	5,878,454
95,870	Boston Properties, Inc.	11,793,927
393,902	Brixmor Property Group, Inc.	7,042,968
72,961	CyrusOne, Inc.	4,067,576
870,470	DDR Corp.	7,895,163
174,423	Equity Residential	11,482,266
38,174	Federal Realty Investment Trust	4,824,812
98,798	Mid-America Apartment Communities, Inc.	10,411,333
460,565	RLJ Lodging Trust	9,151,427
121,775	Taubman Centers, Inc.	7,251,701

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trust – (continued)
148,680	Vornado Realty Trust	$13,961,052

		93,760,679

Retailing – 1.5%
40,306	Expedia, Inc.	6,003,579
182,553	LKQ Corp.*	6,015,121

		12,018,700

Semiconductors & Semiconductor Equipment – 2.9%
659,820	Marvell Technology Group Ltd.	10,900,226
94,097	Mellanox Technologies Ltd.*(a)	4,074,400
120,805	Qorvo, Inc.*	7,649,373

		22,623,999

Software & Services – 3.3%
89,883	DXC Technology Co.	6,895,824
75,043	Fidelity National Information Services, Inc.	6,408,672
128,320	GoDaddy, Inc. Class A*	5,443,335
65,646	IAC/InterActiveCorp*	6,777,293

		25,525,124

Technology Hardware & Equipment – 2.3%
191,389	Juniper Networks, Inc.	5,335,925
225,569	VeriFone Systems, Inc.*	4,082,799
422,812	Viavi Solutions, Inc.*	4,452,210
44,076	Western Digital Corp.	3,905,134

		17,776,068

Telecommunication Services – 1.1%
364,668	CenturyLink, Inc.(a)	8,708,272

Transportation – 2.3%
484,641	JetBlue Airways Corp.*	11,064,354
76,194	Old Dominion Freight Line, Inc.	7,256,717

		18,321,071

Utilities – 7.0%
106,208	Atmos Energy Corp.	8,809,954
97,497	Edison International	7,623,290
213,884	FirstEnergy Corp.	6,236,858
215,866	PG&E Corp.	14,327,026
134,755	Pinnacle West Capital Corp.	11,475,736
52,480	Sempra Energy	5,917,120

		54,389,984

TOTAL COMMON STOCKS
(Cost $689,602,828)		$761,712,966

Shares	Distribution Rate	Value
Investment Company(b)(c) – 1.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
8,971,526	0.845%	$8,971,526
(Cost $8,971,526)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $698,574,354)		$770,684,492

Securities Lending Reinvestment Vehicle(b)(c) – 2.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
17,394,641	0.845%	$17,394,641
(Cost $17,394,641)

TOTAL INVESTMENTS – 101.2%
(Cost $715,968,995)		$788,079,133

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(9,145,499)

NET ASSETS – 100.0%		$778,933,634

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $689,602,828)(a)	$761,712,966
Investments in affiliated issuers, at value (cost $8,971,526)	8,971,526
Investments in affiliated securities lending reinvestment vehicle, at value (cost $17,394,641)	17,394,641
Cash	11,389,486
Receivables:
Investments sold	3,108,177
Dividends	1,425,102
Fund shares sold	71,537
Securities lending income	7,734
Other assets	2,402
Total assets	804,083,571

Liabilities:
Payables:
Payable upon return of securities loaned	17,394,641
Investments purchased	6,695,617
Management fees	491,097
Fund shares redeemed	392,101
Distribution and Service fees and Transfer Agency fees	88,888
Accrued expenses	87,593
Total liabilities	25,149,937

Net Assets:
Paid-in capital	683,359,654
Undistributed net investment income	4,042,049
Accumulated net realized gain	19,421,793
Net unrealized gain	72,110,138
NET ASSETS	$778,933,634
Net Assets:
Institutional	$408,636,302
Service	370,297,332
Total Net Assets	$778,933,634
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	24,195,345
Service	21,922,377
Net asset value, offering and redemption price per share:
Institutional	$16.89
Service	16.89

(a)	Includes loaned securities having a market value of 16,923,525.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $7,136)	$6,167,220
Dividends — affiliated issuers	41,354
Securities lending income — affiliated issuer	19,890
Total investment income	6,228,464

Expenses:
Management fees	3,158,787
Distribution and Service fees — Service Shares	463,258
Printing and mailing costs	83,483
Transfer Agency fees(a)	78,963
Custody, accounting and administrative services	45,855
Professional fees	39,614
Trustee fees	8,978
Other	12,315
Total expenses	3,891,253
Less — expense reductions	(132,728)
Net expenses	3,758,525
NET INVESTMENT INCOME	2,469,939

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $31,066)	54,848,506
Net change in unrealized loss on investments	(25,755,033)
Net realized and unrealized gain	29,093,473
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,563,412

(a) Institutional and Service Shares incurred Transfer Agency fees of $41,905 and $37,058, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$2,469,939	$7,514,036
Net realized gain (loss)	54,848,506	(12,111,930)
Net change in unrealized gain (loss)	(25,755,033)	101,468,808
Net increase in net assets resulting from operations	31,563,412	96,870,914

Distributions to shareholders:
From net investment income	—	—
Institutional Shares	—	(5,637,619)
Service Shares	—	(4,045,785)
From net realized gains
Institutional Shares	—	(227,729)
Service Shares	—	(194,596)
Total distributions to shareholders	—	(10,105,729)

From share transactions:
Proceeds from sales of shares	13,616,209	139,251,803
Reinvestment of distributions	—	10,105,729
Cost of shares redeemed	(74,696,574)	(228,675,673)
Net decrease in net assets resulting from share transactions	(61,080,365)	(79,318,141)
TOTAL INCREASE (DECREASE)	(29,516,953)	7,447,044

Net assets:

Beginning of period	808,450,587	801,003,543
End of period	$778,933,634	$808,450,587
Undistributed net investment income	$4,042,049	$1,572,110

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$16.23	$0.06		$0.60	$0.66	$—	$—	$—	$16.89	4.07%	$408,636	0.83	%(d)	0.87	%(d)	0.74	%(d)	63%
2017 - Service	16.25	0.04		0.60	0.64	—	—	—	16.89	3.94	370,297	1.08	(d)	1.12	(d)	0.50	(d)	63
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	14.49	0.16		1.80	1.96	(0.21)	(0.01)	(0.22)	16.23	13.49	437,085	0.84		0.87		1.08		149
2016 - Service	14.51	0.12		1.81	1.93	(0.18)	(0.01)	(0.19)	16.25	13.24	371,366	1.09		1.12		0.78		149
2015 - Institutional	17.43	0.13		(1.75)	(1.62)	(0.07)	(1.25)	(1.32)	14.49	(9.24)	535,459	0.84		0.87		0.74		94
2015 - Service	17.45	0.08		(1.75)	(1.67)	(0.02)	(1.25)	(1.27)	14.51	(9.52)	265,545	1.09		1.12		0.48		94
2014 - Institutional	18.64	0.12		2.31	2.43	(0.21)	(3.43)	(3.64)	17.43	13.57	692,068	0.83		0.87		0.62		88
2014 - Service	18.66	0.07		2.31	2.38	(0.16)	(3.43)	(3.59)	17.45	13.29	362,501	1.08		1.12		0.38		88
2013 - Institutional	15.33	0.13		4.88	5.01	(0.16)	(1.54)	(1.70)	18.64	32.89	695,832	0.83		0.86		0.74		108
2013 - Service	15.35	0.09		4.88	4.97	(0.12)	(1.54)	(1.66)	18.66	32.56	319,524	1.08		1.11		0.51		108
2012 - Institutional	13.09	0.18	(e)	2.24	2.42	(0.18)	—	(0.18)	15.33	18.41	601,620	0.84		0.87		1.24	(e)	79
2012 - Service	13.11	0.15	(e)	2.23	2.38	(0.14)	—	(0.14)	15.35	18.13	221,917	1.09		1.12		1.05	(e)	79

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.31% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$4,074,400	$—	$—
North America	757,638,566	—	—
Investment Company	8,971,526	—	—
Securities Lending Reinvestment Vehicle	17,394,641	—	—
Total	$788,079,133	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.80%	0.72%	0.68%	0.67%	0.80%	0.77	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2017, GSAM waived $118,452 of its management fee.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2017, GSAM waived $10,408 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2017, GSAM did not reimburse the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2017, custody fee credits were $3,868.

E.  Line of Credit Facility — As of June 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2017, Goldman Sachs earned $42,918 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Market Value 12/31/16	Purchases at Cost	Proceeds from Sales	Market Value 6/30/17	Dividend Income
$8,285,364	$143,607,639	$(142,921,477)	$8,971,526	$41,354

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017 were $481,620,459 and $538,814,317, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2017, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2017:

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017
$3,827,250	$100,155,166	$(86,587,775)	$17,394,641

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2016, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:
Perpetual short-term	$(17,207,278)
Perpetual long-term	(12,844,650)
Total capital loss carryforwards	$(30,051,928)
Timing differences (Certain REIT Adjustments)	233,580

As of June 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$721,256,537
Gross unrealized gain	92,919,134
Gross unrealized loss	(26,096,538)
Net unrealized security gain	$66,822,596

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

8.    OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

20

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	452,600	$7,569,575	1,446,124	$22,058,515
Reinvestment of distributions	—	—	359,837	5,865,348
Shares redeemed	(3,187,980)	(53,140,954)	(11,837,314)	(176,540,514)
	(2,735,380)	(45,571,379)	(10,031,353)	(148,616,651)
Service Shares
Shares sold	361,713	6,046,634	7,792,442	117,193,288
Reinvestment of distributions	—	—	259,668	4,240,381
Shares redeemed	(1,289,453)	(21,555,620)	(3,499,961)	(52,135,159)
	(927,740)	(15,508,986)	4,552,149	69,298,510
NET DECREASE	(3,663,120)	$(61,080,365)	(5,479,204)	$(79,318,141)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Institutional
Actual	$1,000	$1,040.70		$4.20
Hypothetical 5% return	1,000	1020.68	+	$4.16
Service
Actual	1,000	$1,039.40		$5.46
Hypothetical 5% return	1,000	1019.44	+	$5.41

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.83% and 1.08% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Mid Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one- and ten-year periods and in the fourth quartile for the three- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the management fee breakpoint schedule was being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.80%
Next $3 billion	0.72
Next $3 billion	0.68
Over $8 billion	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund.

© 2017 Goldman Sachs. All rights reserved.

VITMCVSAR-17/102646-TMPL-08/2017-587236/30K

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

Semi-Annual Report

June 30, 2017

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 0.86% and their standardized 7-day effective yield was 0.87% as of June 30, 2017. The Institutional Shares’ one-month simple average yield was 0.77% as of June 30, 2017. The Institutional Shares’ 7-day distribution yield as of June 30, 2017 was 0.85%.

The Fund’s Service Shares’ standardized 7-day current yield was 0.61% and their standardized 7-day effective yield was 0.62% as of June 30, 2017. The Service Shares’ one-month simple average yield was 0.52% as of June 30, 2017. The Service Shares’ 7-day distribution yield as of June 30, 2017 was 0.60%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein money market yields remained low throughout, but did move higher as the U.S. Federal Reserve (the “Fed”) proceeded to raise the target range of the federal funds rate twice, bringing it to a range of 1.00% to 1.25% by the end of June 2017. In making its two interest rate hikes — one in March 2017 and one in June 2017, the Fed cited ongoing strength in the U.S. labor market and a pick-up in household spending and business fixed investment. The money market yield curve, or spectrum of maturities, flattened, meaning differentials between yields on shorter-term maturities rose more than on longer-term maturities during the Reporting Period. Other significant events that influenced the money markets during the Reporting Period included the Fed’s discussion of balance sheet normalization, the possibility of the European Central Bank (“ECB”) tapering its asset purchases following the French election, and U.K. parliamentary elections.

During the Reporting Period, U.S. economic data surprised to the downside but remained at relatively robust levels. Unemployment declined to 4.3%, which is below the Fed’s estimate of the structural rate, and second quarter 2017 economic growth expectations exceeded 2% on an annualized basis. That said, core personal consumption expenditures remained below the Fed’s 2% target at just 1.4% year-over-year in May 2017, marking the fourth consecutive month of weak data on that front.

Fed Chair Janet Yellen stated that asset valuations look “somewhat rich if you use some traditional metrics like price/earnings ratios.” Fed Vice Chair Stanley Fischer and San Francisco Fed President John Williams also commented on rising valuations in equity and other asset markets. Further, in addition to hiking interest rates twice during the Reporting Period, the Fed released a detailed addendum to its policy statement with specifics around its plan to taper reinvestment of its balance sheet. The plan is set to begin sometime in 2017 with a rundown of no greater than $10 billion a month, divided between mortgage-backed securities and U.S. Treasuries, with the total anticipated to rise steadily over the course of one year.

Additionally, expectations for a tapering announcement from the ECB in September 2017 shifted during the Reporting Period from possible to more than probable. ECB President Mario Draghi provided a rather sanguine outlook for inflation, stating “deflationary forces have been replaced by reflationary ones.” Mr. Draghi also made a cautious reference to a tapering of quantitative easing, saying an adjustment in the central bank’s “policy instruments” alongside the ongoing economic recovery would imply a constant rather than a tighter policy stance. The markets reacted to these comments in a hawkish manner, with the euro appreciating and German government bond yields rising. (A hawkish manner tends to suggest higher interest rates; opposite of dovish.)

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low during the Reporting Period due primarily to the market factors discussed above. The targeted federal funds rate was gradually increased during the Reporting Period to a range of 1.00% to 1.25%, and, as such, money market yields similarly rose modestly though with little difference between maturities during that time. As mentioned, the money market yield curve, or spectrum of maturities, flattened during the Reporting Period overall, as shorter-term rates rose more than longer-term rates did. The Fund remained highly liquid throughout.

During the first quarter of 2017, better clarity from the Fed around a June 2017 interest rate hike led us to position the Fund accordingly, i.e. by maintaining a short weighted average maturity in the 30 to 45 day range. Our focus was on floating rate and U.S. government agency securities. The LIBOR/OIS spread, or yield differential, tightened, as market participants became increasingly familiar with changes resulting from U.S. money market reform taking effect in 2016. (LIBOR, or the London Inter-Bank Offered Rate, is the interest rate that banks charge each other for short-term unsecured loans. OIS, or the Overnight Indexed Swap, represents the assumed federal funds rate over the course of a certain period. If a commercial bank or a corporation wants to convert from variable to fixed interest payments, or vice versa, it could “swap” interest obligations with a counterparty. The LIBOR/OIS spread is considered a key measure of credit risk within the banking sector.)

In the second quarter of 2017, we mostly maintained the Fund’s weighted average maturity in a range of 29 to 35 days, as yield levels did not offer enough compensation, in our view, to extend maturities on the fixed curve. We continued to focus on U.S. government agency debt when and where we saw what we considered to be attractive opportunities.

As LIBOR’s move slowed, the U.S. Treasury money market continued to offer compelling value, in our view. The U.S. Treasury yield curve steepened ahead of the June 2017 Fed interest rate hike, and so we focused more at that time on the longer end of the money market U.S. Treasury coupon curve. The Fund also retained a sizable allocation to government repurchase agreements, or repo, equivalent to approximately 65% of total net assets at the end of the Reporting Period.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period, as we sought to take advantage of anticipated interest rate movements throughout. While conditions throughout the Reporting Period did not provide bountiful opportunities to pick up yield, as the interest rate yield curve flattened through most of the Reporting Period, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2016, the Fund’s weighted average maturity was 55 days. During the first quarter of 2017, we targeted a weighted average maturity for the Fund in a 30 to 45 day range. We had a bias in the Fund to move shorter during the first calendar quarter and targeted a 30 to 35 day weighted average maturity range by the end of March 2017. We looked to floating rate and agency securities during the first quarter, which allowed us to manage duration against a more aggressive Fed interest rate hike scenario than we had seen for some time.

During the second quarter of 2017, we targeted a weighted average maturity for the Fund in a 29 to 35 day range, moving down to a weighted average maturity of 26 days by the end of June 2017. The Fund’s weighted average maturity on June 30, 2017 was 27 days. We continued to focus on floating rate securities, agency securities and U.S. Treasuries when and where we saw what we considered to be attractive opportunities. We also looked to extend duration opportunistically later in the Reporting Period. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

During the Reporting Period, we managed the weighted average life of the Fund below 120 days. The weighted average life of the Fund was 56 days as of June 30, 2017. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

How was the Fund invested during the Reporting Period?

The Fund had investments in government agency debt, floating rate securities, U.S. Treasury securities and government agency repurchase agreements during the Reporting Period.

During the first quarter of 2017, our focus remained on floating rate securities and government agency debt. As LIBOR moved tighter, the U.S. Treasury money market curve offered value, in our view, and we expanded our selection of U.S. Treasury securities for the Fund. With yields bounds in a still-low range, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy investments, strategies which added to the Fund’s performance during the Reporting Period.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

As indicated earlier, we made adjustments to the Fund’s weighted average maturity and to specific security type composition allocations based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements. Our duration positioning in the Fund ahead of the June 2017 Fed meeting was particularly positive for the Fund.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we expected the Fed to take the lead among global central banks in terms of interest rate hikes and balance sheet normalization. We expect ongoing improvements in the U.S. economy, particularly in the labor market, to warrant one further interest rate hike in 2017, providing financial conditions do not tighten or core inflation improve materially.

Elsewhere, we expect central banks in Europe and Japan to scale back quantitative easing due to scarcity of assets but at the same time to maintain low rates amid subdued inflation outlooks. More specifically, we maintain our expectations for the ECB to reduce its asset purchases beginning in January 2018 and for the central bank to keep its interest rates unchanged for the remainder of this year and next. We see an increased likelihood of the ECB to make a tapering announcement in September 2017, with the implication being potential increases in LIBOR and European rates at the short-term end of its yield curve. We expect monetary policy to remain on hold in the U.K., providing inflation expectations do not rise materially there, and we see little scope for a near-term interest rate hike in Canada given recent weakness in its inflation data.

While we appreciate that policymakers may use speeches and press conferences to shape expectations of future decisions, we believe policymaker comments during the Reporting Period were more balanced than headlines suggested.

Looking ahead, our strategy continues to be flexibly guided by shifting market conditions, positioning the Fund to seek to take advantage of anticipated interest rate movements. At the end of the Reporting Period, we viewed floating rate securities as offering value, and we intend to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

3

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – 21.7%
Federal Farm Credit Bank(a)
$1,000,000	1.170%		08/01/17	$999,958
300,000	1.199		09/15/17	299,997
Federal Home Loan Bank(a)
2,500,000	0.750		07/10/17	2,500,000
2,900,000	0.922		07/11/17	2,900,000
1,000,000	0.927		07/12/17	1,000,000
1,100,000	1.004		07/14/17	1,100,000
5,500,000	1.021		07/25/17	5,500,000
2,750,000	1.026		07/25/17	2,750,000
500,000	1.164		08/21/17	500,000
1,000,000	1.156		08/22/17	1,000,000
2,500,000	1.170		08/28/17	2,499,960
3,500,000	0.962		09/01/17	3,500,000
2,000,000	0.983		09/06/17	2,000,000
1,350,000	1.007		09/12/17	1,350,000
2,500,000	0.878		10/02/17	2,500,000
3,000,000	0.888		10/02/17	3,000,000
1,500,000	1.004		11/08/17	1,500,000
4,700,000	0.989		11/15/17	4,699,989
1,600,000	1.002		11/16/17	1,600,000
3,400,000	1.039		11/16/17	3,400,000
8,000,000	1.039		11/17/17	8,000,000
1,500,000	1.057		12/19/17	1,500,000
3,000,000	1.201		12/26/17	3,000,000
1,400,000	1.078		12/27/17	1,400,000
6,300,000	1.012		01/16/18	6,300,000
5,500,000	1.044		01/19/18	5,500,000
6,800,000	1.051		01/22/18	6,800,000
3,400,000	1.051		01/23/18	3,400,000
2,000,000	1.051		01/25/18	2,000,000
6,000,000	1.051		01/26/18	6,000,000
2,000,000	1.066		02/05/18	2,000,000
2,000,000	1.032		02/15/18	2,000,000
3,000,000	1.022		02/22/18	3,000,000
1,800,000	1.039		03/01/18	1,800,618
1,430,000	1.076		03/15/18	1,430,000
1,430,000	1.080		03/16/18	1,429,949
4,000,000	1.069		03/23/18	4,000,000
1,700,000	1.064		05/18/18	1,700,000
1,300,000	1.069		05/18/18	1,300,000
4,000,000	1.219		06/19/18	4,000,000
2,710,000	1.232		06/28/18	2,710,000
600,000	0.935		07/09/18	599,968
800,000	0.936		07/12/18	799,959
2,800,000	1.077		07/13/18	2,800,000
Federal Home Loan Bank Discount Note
2,100,000	0.959		09/18/17	2,095,668
Federal Home Loan Mortgage Corporation
3,500,000	1.194	(a)	12/20/17	3,500,000
3,000,000	1.125	(a)	01/08/18	3,000,000
2,470,000	0.750		01/12/18	2,466,639
1,000,000	1.126	(a)	01/12/18	1,000,000

U.S. Government Agency Obligations – (continued)
Federal National Mortgage Association
$1,225,000	1.232	%(a)	07/20/17	$1,224,961
Tennessee Valley Authority
3,000,000	5.500		07/18/17	3,006,404

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$134,364,070

U.S. Treasury Obligations – 12.8%
United States Treasury Bills
$800,000	0.836%		07/27/17	$799,526
300,000	0.893		09/21/17	299,402
375,000	0.914		09/21/17	374,236
600,000	1.010		09/28/17	598,532
400,000	1.015		09/28/17	399,016
400,000	1.031		09/28/17	399,001
200,000	1.022		11/09/17	199,272
3,700,000	1.037		11/09/17	3,686,334
700,000	1.057		11/16/17	697,223
100,000	1.063		11/16/17	99,601
200,000	1.072		11/16/17	199,195
200,000	1.078		11/16/17	199,191
100,000	1.083		11/16/17	99,594
2,000,000	1.068		11/24/17	1,991,524
1,000,000	1.071		11/24/17	995,752
1,500,000	1.073		11/24/17	1,493,612
17,000,000	1.083		11/30/17	16,923,916
8,200,000	1.094		12/07/17	8,161,248
200,000	1.114		12/07/17	199,037
10,500,000	1.125		12/14/17	10,446,742
200,000	1.130		12/14/17	198,981
1,500,000	1.135		12/28/17	1,491,675
United States Treasury Floating Rate Note
2,000,000	1.275	(a)	01/31/18	2,003,470
United States Treasury Notes
900,000	0.875		07/15/17	900,003
450,000	0.875		08/15/17	450,014
11,810,000	4.750		08/15/17	11,868,203
1,700,000	0.625		08/31/17	1,699,259
1,700,000	0.625		09/30/17	1,698,929
100,000	0.750		10/31/17	99,893
1,860,000	1.875		10/31/17	1,866,084
400,000	0.875		11/15/17	399,674
2,300,000	4.250		11/15/17	2,328,539
800,000	0.625		11/30/17	798,581
200,000	0.875		11/30/17	199,794
700,000	2.250		11/30/17	703,635
3,300,000	2.625		01/31/18	3,327,917
800,000	3.500		02/15/18	812,275

TOTAL U.S. TREASURY OBLIGATIONS				$79,108,880

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$213,472,950

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Repurchase Agreements(b) – 64.1%
Joint Repurchase Agreement Account III
$396,300,000	1.106%	07/03/17	$396,300,000
Maturity Value: $396,336,530

TOTAL INVESTMENTS – 98.6%			$609,772,950

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%			8,640,722

NET ASSETS – 100.0%			$618,413,672

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at June 30, 2017.
(b)	Repurchase agreement was entered into on June 30, 2017. Additional information on Joint Repurchase Agreement Account III appears on page 7.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At June 30, 2017, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of July 3, 2017, as follows:

Principal Amount	Maturity Value	Collateral Value
$396,300,000	$396,336,530	$407,204,898

REPURCHASE AGREEMENTS — At June 30, 2017, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	1.080%	$31,695,736
Bank of America, N.A.	1.100	23,478,323
Bank of Nova Scotia (The)	1.120	103,304,620
BNP Paribas	1.120	35,687,050
Citigroup Global Markets, Inc.	1.100	30,474,863
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.100	16,702,479
TD Securities USA, LLC	1.120	14,086,993
Wells Fargo Securities, LLC	1.100	140,869,936
TOTAL		$396,300,000

At June 30, 2017, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	1.124 to 5.500%	12/08/17 to 10/22/35
Federal Home Loan Bank	0.000 to 2.840	08/11/17 to 03/27/24
Federal Home Loan Mortgage Corp.	0.000 to 7.500	01/17/20 to 06/01/47
Federal National Mortgage Association	0.875 to 8.000	05/21/18 to 06/01/53
Government National Mortgage Association	2.500 to 8.500	06/15/18 to 06/20/47
U.S. Treasury Bills	0.000	07/13/17 to 04/26/18
U.S. Treasury Bonds	2.250 to 8.875	02/15/19 to 02/15/47
U.S. Treasury Inflation-Indexed Bonds	0.625 to 2.125	02/15/41 to 02/15/45
U.S. Treasury Inflation-Indexed Notes	0.125 to 1.875	07/15/19 to 07/15/25
U.S. Treasury Interest-Only Stripped Securities	0.000	08/15/17 to 11/15/30
U.S. Treasury Notes	0.625 to 4.750	08/15/17 to 05/15/27
U.S. Treasury Principal-Only Stripped Security	0.000	05/15/41

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments based on amortized cost	$213,472,950
Repurchase agreements based on amortized cost	396,300,000
Cash	91,479
Receivables:
Fund shares sold	8,525,467
Interest	472,085
Reimbursement from investment adviser	14,012
Other assets	1,709
Total assets	618,877,702

Liabilities:
Payables:
Fund shares redeemed	226,015
Distribution and Service fees and Transfer Agency fees	84,613
Management fees	79,165
Accrued expenses	74,237
Total liabilities	464,030

Net Assets:
Paid-in capital	618,431,156
Undistributed net investment income	6,947
Accumulated net realized loss	(24,431)
NET ASSETS	$618,413,672
Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$246,859,314
Service Shares	371,554,358
Total Net Assets	$618,413,672
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional Shares	246,866,138
Service Shares	371,564,999

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:

Interest	$2,309,565

Expenses:
Management fees	612,900
Distribution and Service fees — Service Shares	451,779
Transfer Agency fees(a)	59,795
Professional fees	49,474
Printing and mailing costs	35,783
Custody, accounting and administrative services	25,680
Trustee fees	6,106
Other	4,291
Total expenses	1,245,808
Less — expense reductions	(243,945)
Net expenses	1,001,863
NET INVESTMENT INCOME	1,307,702
NET REALIZED LOSS FROM INVESTMENT TRANSACTIONS	(23,142)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,284,560

(a) Institutional and Service Shares incurred Transfer Agency fees of $23,653 and $36,142, respectively.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$1,307,702	$297,342
Net realized gain (loss) from investment transactions	(23,142)	45,052
Net increase in net assets resulting from operations	1,284,560	342,394

Distributions to shareholders:
From net investment income:
Institutional Shares	(695,708)	(193,798)
Service Shares	(605,047)	(103,544)
From net realized gains:
Institutional Shares	–	(5,258)
Service Shares	–	(42,567)
Total distributions to shareholders	(1,300,755)	(345,167)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	206,878,113	542,052,079
Reinvestment of distributions	1,300,755	345,167
Cost of shares redeemed	(172,315,587)	(289,172,490)
Net increase in net assets resulting from share transactions	35,863,281	253,224,756
TOTAL INCREASE	35,847,086	253,221,983

Net assets:

Beginning of period	582,566,586	329,344,603
End of period	$618,413,672	$582,566,586
Undistributed net investment income	$6,947	$–

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations							Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)			Total from investment operations		From net investment income		From net realized gains		Total distributions(b)		Net asset value, end of period	Total return(c)	Net assets, end of period (in 000’s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$1.00	$0.003		$	(—	)(d)	$0.003		$(0.003)		$—		$(0.003)		$1.00	0.29%	$246,859	0.18	%(e)	0.27	%(e)	0.59	%(e)
2017 - Service	1.00	0.002			(—	)(d)	0.002		(0.002)		—		(0.002)		1.00	0.17	371,555	0.43	(e)	0.52	(e)	0.34	(e)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	1.00	0.003			—	(d)	0.003		(0.003)		—	(d)	(0.003)		1.00	0.29	206,987	0.19		0.30		0.31
2016 - Service	1.00	—	(d)		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.04	375,580	0.44		0.55		0.03
2015 - Institutional	1.00	—	(d)		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.02	1,143	0.23		0.31		0.03
2015 - Service	1.00	—	(d)		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01	328,202	0.26		0.56		0.01
2014 - Institutional	1.00	—	(d)		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01	773	0.23		0.31		0.03
2014 - Service	1.00	—	(d)		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01	305,994	0.24		0.56		—	(f)
2013 - Institutional (g)	1.00	—	(d)		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01	25	0.24	(e)	0.36	(e)	0.04	(e)
2013 - Service	1.00	—	(d)		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01	316,404	0.28		0.55		—	(f)
2012 - Service	1.00	—	(d)		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01	357,545	0.35		0.53		—	(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.
(g)	Commenced operations on October 16, 2013.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of June 30, 2017, all investments are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. GSAM has agreed to waive a portion of the management fee equal to 0.045% of the annual contractual rate applicable to the Fund’s average daily net assets. The management fee waiver will remain in effect through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended June 30, 2017, GSAM waived $134,548 of its management fee pursuant to the contractual management fee waiver.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2017, GSAM reimbursed $109,375 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

E.  Contractual and Net Fund Expenses — During the six months ended June 30, 2017, GSAM as the investment adviser, and Goldman Sachs, as distributor and transfer agent, voluntarily agreed to waive a portion of management fees, distribution and

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

service plan fees and transfer agency fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable). The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the six months ended June 30, 2017*	Contractual rate, if any	Ratio of net expenses to average net assets for the six months ended June 30, 2017*
Management Fee	0.205%	0.160%	0.205%	0.160%
Distribution and Service Fees	N/A	N/A	0.25	0.25
Transfer Agency Fees	0.02	0.02	0.02	0.02
Other Expenses	—	0.00 (a)	—	0.00 (a)
Net Expenses		0.18%		0.43%

*	Annualized

(a) Amount is less than 0.005% of average net assets.

N/A - Fees not applicable to respective share class.

For the six months ended June 30, 2017, Goldman Sachs waived $134,548, $7 and $15 in management, distribution and service fees, and transfer agency fees, respectively.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the six months ended June 30, 2017, there were no purchase and sale transactions for the Fund with affiliated funds in compliance with Rule 17a-7 under the Act.

G.  Line of Credit Facility — As of June 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5.    OTHER RISKS (continued)

to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016
Institutional Shares
Shares sold	107,245,365	273,054,154
Reinvestment of distributions	695,708	199,056
Shares redeemed	(68,062,016)	(67,408,741)
	39,879,057	205,844,469
Service Shares
Shares sold	99,632,748	268,997,925
Reinvestment of distributions	605,047	146,111
Shares redeemed	(104,253,571)	(221,763,749)
	(4,015,776)	47,380,287
NET INCREASE IN SHARES	35,863,281	253,224,756

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of the Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17		Expenses Paid for the 6 Months Ended 6/30/17*
Institutional Shares
Actual	$1,000.00	$1,002.91		$0.91
Hypothetical 5% return	$1,000.00	1,023.88	+	$0.92
Service Shares
Actual	$1,000.00	$1,001.67		$2.15
Hypothetical 5% return	$1,000.00	1,022.64	+	$2.18

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.18% and 0.43% for the Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Government Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2016. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees considered the performance of the Fund in light of its investment policies and strategies. They considered that the Investment Adviser had expended substantial resources to respond to amendments to the regulatory framework for money market funds. They noted that the Fund had implemented the final set of reforms as of October 11, 2016. They considered that the Fund had operated in a challenging yield environment since 2009 (although yields had begun to improve as a result of recent actions by the Federal Reserve), and that the Investment Adviser had been able to maintain a positive yield to meet the demand of the Fund’s investors, in many instances as the result of voluntary fee waivers and expense reimbursements. The Trustees also considered that the Fund had maintained a stable net asset value. In light of these considerations, the Trustees believed that the Fund was providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs had waived fees and reimbursed expenses for the Fund in order to maintain a positive yield. They also observed that the Investment Adviser had expended substantial resources to respond to amendments to the regulatory framework for money market funds. They noted that the Fund had implemented the final set of reforms as of October 11, 2016. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group; the Investment Adviser’s undertaking

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

to limit certain expenses of the Fund that exceed a specified level; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain a positive Fund yield. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

21

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasuer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2017 Goldman Sachs. All rights reserved.

VITMMSAR-17/100736-TMPL-08/2017-585397/9074

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Semi-Annual Report

June 30, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Institutional, Service and Advisor Shares generated cumulative total returns of 3.30%, 3.18% and 3.08%, respectively. These returns compare to the 0.49% cumulative total return of the Portfolio’s benchmark, the BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

Please note that the Portfolio’s benchmark being the LIBOR Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Portfolio during the Reporting Period?

The first half of the Reporting Period witnessed the continuation of a broad risk-on rally, which had started following the U.S. elections in November 2016. The rally was further supported by a stream of better than consensus expected U.S. economic data, reflected in non-farm payroll numbers, purchasing managers’ indices, and consumer- and producer-sentiment gauges — all of which reinforced opinions about a more positive macroeconomic picture. In addition, the U.S. inflation rate rose higher than the Federal Reserve’s (“Fed”) stated 2.0% target. These factors, along with positive survey data, led Fed policymakers, who had previously raised short-term interest rates in December 2016, to guide market expectations toward another rate hike in March 2017. As a result, the March interest rate increase caused minimal market disruption. Fed officials also said that several interest rate hikes could occur during 2017, and the minutes from the Fed’s March policy meeting indicated that balance sheet normalization might begin by the end of the calendar year. However, economic data at the end of the first quarter of 2017 failed to keep up with lofty survey data. Additionally, the U.S. Administration was unsuccessful in its first attempt to pass a health care bill, raising concern about its ability to enact legislation related to taxes and infrastructure. In this environment, global stocks gave up some of their gains, with cyclical stocks generally underperforming defensive stocks. Yields fell, driving a rally in the U.S. Treasury market, and the U.S. dollar weakened. Sharp rallies followed in emerging markets assets, particularly emerging markets currencies. In Europe, optimism about the European Central Bank’s (“ECB”) tapering of its asset purchases, as well as positive purchasing managers’ data, was well received by investors, who nevertheless remained cautious given political uncertainties surrounding the presidential election in France.

Heading into the second half of the Reporting Period, investor sentiment remained pro-risk, driven by the outcome of the French election, broadly improving global economic growth and robust corporate earnings reports. In France, the victory of the centrist candidate was viewed as positive by many market participants, leading to strong rallies in European equities and the euro. In the U.S., Fed policymakers noted that the fundamentals underpinning consumption growth remained solid despite data showing lackluster first quarter 2017 economic growth. Political risks centering on the U.S. Administration and the speed of its pro-growth agenda led to increased U.S. equity market volatility. Commodities, specifically crude oil, struggled due to oversupply concerns even though the Organization of the Petroleum Exporting Countries (“OPEC”) announced extended output cuts. Near the end of the Reporting Period, a flurry of central bank comments, as well as a Fed interest rate hike in June 2017, signaled a hawkish shift, causing longer-term interest rates to rise. (Hawkish tends to imply higher interest rates; opposite of dovish.) The weaker U.S. dollar, easier financial conditions and a more stable macro environment pushed emerging markets assets higher, led by Chinese equities.

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance is driven by three sources of return: long-term strategic asset allocation to market exposures, short-term tactical allocation and excess returns from investments in underlying funds. Strategic asset allocation is the process by which the Portfolio’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. The short-term tactical allocation is the implementation of tactical market views with the goal of improving the Portfolio’s risk-adjusted return. (The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments.)

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

During the Reporting Period, the Portfolio outperformed relative to its benchmark because of strategic asset allocation. Short-term tactical asset allocation and security selection within the Portfolio’s underlying funds detracted from its results.

Strategic asset allocation contributed positively to the Portfolio’s performance during the Reporting Period. Allocations to specific liquid alternatives strategies added to returns, with the Portfolio’s short volatility selling strategy and hedge fund replication strategy proving particularly beneficial to performance. Allocations to emerging markets debt and international real estate securities further bolstered returns.

Short-term tactical positioning detracted from the Portfolio’s performance during the Reporting Period. These results were largely driven by the Portfolio’s tactical steepening position on the U.S. Treasury yield curve, which hurt returns as short-term rates rose and longer-term rates fell, causing the yield curve to flatten instead of steepen. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of flattening. Yield curve is a spectrum of maturities.) A tactical long position in emerging markets equities versus developed markets equities helped mitigate the Portfolio’s losses, given that emerging markets equities (as measured by the MSCI Emerging Markets Index) were up more than 18% and developed markets equities (as measured by the MSCI World Index) were up approximately 11%.

After accounting for their market exposures, overall security selection within underlying funds detracted from the Portfolio’s performance during the Reporting Period. The Goldman Sachs Long Short Credit Strategies Fund and the Goldman Sachs Long Short Fund, which are each benchmarked to the LIBOR Index, underperformed their market exposures most. The Goldman Sachs Strategic Income Fund, which is also benchmarked to the LIBOR Index, marginally outpaced its market exposure. The Goldman Sachs Dynamic Emerging Markets Debt Fund outperformed its benchmark index the most.

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 76.1% in liquid alternative strategies, 11.4% in real assets and 1.4% in cash. (Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes), emerging markets debt and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors). Real assets generally include, but are not limited to, commodities, global real estate securities, infrastructure and master limited partnerships (“MLPs”).) The strategic asset allocation of the Portfolio reflects a risk-based allocation approach to increase diversification across the Portfolio. The Portfolio had 11.1% of its total net assets invested in tactical exposures at the beginning of the Reporting Period.

How did you tactically manage the Portfolio’s allocations during the Reporting Period?

At the beginning of the Reporting Period, we increased the Portfolio’s already short duration position through a steepening position at the front, or short-term, end of the U.S. yield curve. (Duration is a measure of the Portfolio’s sensitivity to changes in interest rates.) In our view, U.S. economic fundamentals were positive, with inflation data firming and the labor market at what is considered by the government to be full employment, and we thought the market was underpricing the pace at which the Fed would raise interest rates. We further increased this steepening position in the middle of the Reporting Period. In our view, continued strong economic data suggested a higher risk of an abrupt rise in yields.

In addition, over the course of the Reporting Period, we modulated the Portfolio’s strategic exposures. At the beginning of the Reporting Period, we underweighted the short volatility selling strategy, which would profit if the CBOE Volatility Index® (“VIX®”) fell or would take a loss if it rose. The VIX® was at a historical low when the Reporting Period started, a situation we did not expect to continue, as we believed volatility could suddenly spike on political uncertainty and in response to news about a possible Fed rate hike. Once we thought these risks had passed, we eliminated the Portfolio’s underweight to the short volatility selling strategy. Shortly thereafter, we took profits on a long position in emerging markets debt, which the Portfolio had held since July 2016, as it reached our price target and we believed near-term risks were skewed to the downside.

During the Reporting Period, we continued to manage the Portfolio’s tactical country and sector-level relative value positions. We increased the size of the Portfolio’s long tactical position in Singapore equities versus its short tactical position in global equities broadly. Short-term technical (or supply and demand) conditions looked favorable, momentum remained positive, and we believed Singapore equities would continue to outperform in the near term. In the middle of the Reporting Period, after the significant appreciation of Singapore equities, we reduced the Portfolio’s long tactical position by approximately half. Additionally, during the Reporting Period, the Portfolio maintained a long tactical position in large-cap U.S. banks versus a short tactical position in

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

large-cap U.S. stocks broadly. We believed the environment was one of higher economic growth and inflation, which could, in our view, lead to higher equity prices and higher yields. Overall, we thought the environment would be particularly advantageous for U.S. banks. Also, in our view, banks are potentially one of the largest beneficiaries of potential U.S. fiscal policy initiatives, such as tax reform, reduced regulation and infrastructure spending. In addition, during the Reporting Period, we took profits on the Portfolio’s tactical long position in Spanish equities versus European equities (initiated in August 2016) because our investment thesis had played out as expected. Although we decided to exit the position, we remained positive on European and Spanish economic growth, believing that relative value opportunities could be better captured through positioning in developed markets beyond Spain. At the same time, we initiated a long tactical position in Spanish equities versus Australian equities, as we expect the Spanish economy to continue firming and believe the Australia economy is decelerating due to its trade connections with China as well as other idiosyncratic factors.

Within currencies, the Portfolio continued to hold a strategic allocation to a basket of international currencies, which we tactically managed during the Reporting Period. We used this basket as we sought to take advantage of the monetary and inflationary environment across developed and emerging market countries. It was also used to express our views on issues such as slowing economic growth in China, economic developments in other emerging market countries and commodity prices.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 61.9% in liquid alternative strategies, 27.9% in real assets and 7.6% in cash. The Portfolio had 2.7% of its total net assets invested in tactical exposures.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Portfolio used derivatives primarily to express views across developed and emerging markets equities. The Portfolio employed equity index futures to replicate exposures to U.S. large-cap equities (negative impact), U.K. large-cap equities versus U.K. domestically focused equities (negative impact), and European equities (negative impact, though Spanish equity exposure contributed positively). Additionally, the Portfolio used equity index futures to gain tactical exposure to Indian equities (positive impact), Australian equities (positive impact), Spanish equities (positive impact), and Chinese offshore-listed equities versus Chinese onshore-listed equities (negative impact). The Portfolio also used emerging markets equity index futures to partially hedge the beta associated with investing in emerging markets stocks, thus isolating active security selection. In addition, toward the end of the Reporting Period, emerging markets equity index futures were used to gain exposure to emerging markets equities after we took profits on a long position in emerging markets stocks, thereby eliminating them from the Portfolio. These futures contributed positively to the Portfolio’s performance. (Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.) Within fixed income, the Portfolio used interest rate futures to take views on the U.S. Treasury yield curve (negative impact). In addition, during the Reporting Period, the Portfolio employed foreign exchange forwards to go long and short select developed and emerging markets currencies within a tactical basket of currencies. The use of foreign exchange forwards had a negative impact on performance.

Additionally, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

What is the Portfolio’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we expected the global economy to continue expanding during the second half of 2017, improving on the progress it made in 2016. We believed the markets were underestimating the pace of Fed interest rate hikes, given that the U.S. labor market was near full employment when the Reporting Period ended. Although we did not see a pickup in inflation during the Reporting Period, we expected the lower than consensus expected inflation numbers to be temporary as they were not consistent with U.S. economic data, in our view.

With regard to equities, we believe returns may be limited but positive in the near term, given the supportive investment environment and the appreciation in stock prices during the Reporting Period. As for fixed income, we are bearish on government bonds and believe we could see temporary selloffs in riskier asset classes, driven by inflation scares. At the end of the Reporting Period, we generally preferred corporate credit over government bonds, though the compression in spreads during the Reporting Period had made corporate credit less attractive than earlier in 2017. (Spreads are yield differentials between bonds of comparable maturity.) As for emerging markets assets versus developed markets assets, we remain more constructive on emerging markets assets given what we consider to be their attractive relative valuations and because we believe emerging markets growth has room to rebound.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Index Definitions

∎	The BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months. It is not possible to invest in an unmanaged index.
∎	The MSCI World Index represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. This index offers a broad global equity benchmark, without emerging markets exposure. It is not possible to invest in an unmanaged index.
∎	The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest in an unmanaged index.
∎	The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500® Index option prices. Since its introduction in 1993, VIX® has been considered by many to be the world’s premier barometer of investor sentiment and market volatility. It is not possible to invest in an unmanaged index.
∎	The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices. It is not possible to invest in an unmanaged index.

4

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Since Inception	Inception Date
Institutional	5.45%	-0.48%	4/25/14
Service	5.19	-0.73	4/25/14
Advisor	5.10	-0.84	4/25/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.27%	3.42%
Service	1.52	3.02
Advisor	1.67	3.63

[2]	The expense ratios of the Portfolio, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS3

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and exchange traded fund (“ETF”) reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Underlying Funds(a) – 89.5%
Equity – 28.2%
192,057	Goldman Sachs Absolute Return Tracker Fund	$1,832,227
93,264	Goldman Sachs Emerging Markets Equity Insights Fund	900,000
91,182	Goldman Sachs Long Short Fund	783,256
24,692	Goldman Sachs Real Estate Securities Fund	460,005

		3,975,488

Fixed Income – 61.3%
332,632	Goldman Sachs Long Short Credit Strategies Fund	3,166,657
120,837	Goldman Sachs Emerging Markets Debt Fund	1,560,000
125,295	Goldman Sachs Strategic Income Fund	1,211,601
139,818	Goldman Sachs High Yield Fund	920,000
99,300	Goldman Sachs Strategic Macro Fund	875,823
76,900	Goldman Sachs Managed Futures Strategy Fund	790,531
10,917	Goldman Sachs High Yield Floating Rate Fund	106,000

		8,630,612

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES)
(Cost $12,596,459)		$12,606,100

Exchange Traded Funds – 1.1%
646	ProShares Short VIX Short-Term Futures Fund(b)	$104,181
1,171	SPDR S&P Bank Fund	50,962

TOTAL EXCHANGE TRADED FUNDS
(Cost $75,279)		$155,143

Shares	Distribution Rate	Value
Investment Company(a)(c) – 10.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,409,488	0.845%	$1,409,488
(Cost $1,409,488)

Contracts	Strike Price	Expiration Date	Value
Options Purchased – 1.6%
Eurodollar Call Option
64	$98.125	09/18/17	$83,200
43	97.875	12/18/17	69,875
20	97.500	03/19/18	47,000
205	99.000	12/17/18	8,969
154	99.000	03/18/19	10,587
86	99.000	06/17/19	7,525

TOTAL OPTIONS PURCHASED
(Cost $240,496)			$227,156

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $14,321,722)			$14,397,887

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(a)(c) – 0.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
113,225	0.845%	$113,225
(Cost $113,225)

TOTAL INVESTMENTS – 103.0%
(Cost $14,434,947)		$14,511,112

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.0)%		(420,837)

NET ASSETS – 100.0%		$14,090,275

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.
(b)	All or a portion of security is on loan.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Investment Abbreviation:
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
BRL	—Brazilian Real
CHF	—Swiss Franc
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
NOK	—Norwegian Krone
PHP	—Philippines peso
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thailand Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	BRL	200,000	USD	59,563	08/02/17	$60,370	$807
	CZK	2,400,000	USD	103,189	09/20/17	105,483	2,294
	EUR	60,000	USD	67,234	09/20/17	68,813	1,579
	NOK	550,000	USD	64,845	09/20/17	65,979	1,134
	SEK	1,275,000	USD	147,370	09/20/17	152,016	4,646
	TRY	220,000	USD	60,252	09/20/17	61,147	895
	USD	58,220	COP	176,000,000	09/20/17	57,159	1,061
	USD	191,403	JPY	21,000,000	09/20/17	187,348	4,055
	USD	62,642	KRW	70,000,000	09/20/17	61,194	1,448
	USD	80,120	TWD	2,400,000	09/20/17	78,949	1,171
TOTAL							$19,090

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	BRL	200,000	USD	60,514	07/05/17	$60,370	$(144)
	COP	176,000,000	USD	59,859	09/20/17	57,160	(2,699)
	IDR	2,520,000,000	USD	187,962	09/20/17	187,455	(507)
	INR	8,000,000	USD	122,992	09/20/17	122,711	(281)
	PHP	4,000,000	USD	80,322	09/20/17	78,728	(1,594)
	RUB	3,750,000	USD	64,647	09/20/17	62,551	(2,096)
	USD	59,916	BRL	200,000	07/05/17	60,370	(454)
	USD	125,081	CHF	120,000	09/20/17	125,773	(692)
	USD	192,004	EUR	170,000	09/20/17	194,969	(2,965)
	USD	63,860	GBP	50,000	09/20/17	65,280	(1,420)
	USD	87,797	HUF	24,000,000	09/20/17	89,047	(1,250)
	USD	88,116	THB	3,000,000	09/20/17	88,317	(201)
TOTAL							$(14,303)

FUTURES CONTRACTS — At June 30, 2017, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	52	December 2017	$12,808,250	$6,755
90 Day Eurodollar	(52)	March 2020	(12,728,300)	(34,583)
EURO STOXX 50 Index	1	September 2017	39,187	(1,339)
Euro-Buxl	(5)	September 2017	(933,822)	(349)
FTSE 250 Index	(2)	September 2017	(100,085)	2,073
FTSE China A50 Index	(8)	July 2017	(90,900)	(641)
H-Shares Index	1	July 2017	65,290	(170)
IBEX 35 Index	1	July 2017	118,851	(4,021)
MSCI EAFE Mini Index	(1)	September 2017	(94,480)	163
MSCI Emerging Markets Mini Index	13	September 2017	655,395	(6,031)
MSCI Singapore Index	3	July 2017	78,108	165
S&P 500 E-Mini Index	(4)	September 2017	(484,180)	1,660
SGX NIFTY 50 Index	4	July 2017	76,148	(742)
SPI 200 Index	(1)	September 2017	(108,546)	(968)
TOTAL				$(38,028)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments in affiliated Underlying Funds, at value (cost $14,014,621)(a)	$14,015,588
Investments in unaffiliated Funds, at value (cost $307,101)	382,299
Investments in affiliated securities lending reinvestment vehicle, at value (cost $113,225)	113,225
Cash	466,868
Receivables:
Investments sold	4,377,612
Collateral on certain derivative contracts	91,104
Portfolio shares sold	13,723
Reimbursement from investment adviser	12,433
Dividends	845
Securities lending income	88
Unrealized gain on forward foreign currency exchange contracts	19,090
Other assets	175
Total assets	19,493,050

Liabilities:
Variation margin on certain derivative contracts	222,185
Unrealized loss on forward foreign currency exchange contracts	14,303
Payables:
Investments purchased	4,956,923
Payable upon return of securities loaned	113,225
Portfolio shares redeemed	11,410
Distribution and Service fees and Transfer Agency fees	4,676
Accrued expenses	80,053
Total liabilities	5,402,775

Net Assets:
Paid-in capital	14,671,261
Undistributed net investment income	74,277
Accumulated net realized loss	(697,799)
Net unrealized gain	42,536
NET ASSETS	$14,090,275
Net Assets:
Institutional	$386,844
Service	42,946
Advisor	13,660,485
Total Net Assets	$14,090,275
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	41,176
Service	4,561
Advisor	1,460,883
Net asset value, offering and redemption price per share:
Institutional	$9.39
Service	9.42
Advisor	9.35

(a) Includes loaned securities having a market value of $110,852.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:
Dividends from affiliated Underlying Funds	$71,714
Securities lending income — affiliated issuer	840
Dividends from unaffiliated Funds	509
Total investment income	73,063

Expenses:
Professional fees	29,932
Custody, accounting and administrative services	27,077
Distribution and Service fees(a)	23,208
Printing and mailing costs	21,818
Management fees	8,958
Trustee fees	8,099
Transfer Agency fees(a)	1,194
Other	1,520
Total expenses	121,806
Less — expense reductions	(86,179)
Net expenses	35,627
NET INVESTMENT INCOME	37,436

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments affiliated Underlying Funds	17,866
Investments in unaffiliated Underlying Funds	47,662
Futures contracts	15,846
Forward foreign currency exchange contracts	(7,394)
Foreign currency transactions	177
Net change in unrealized gain (loss) on:
Investments affiliated Underlying Funds	260,803
Investments in unaffiliated Underlying Funds	15,861
Futures contracts	(33,601)
Forward foreign currency exchange contracts	(7,235)
Foreign currency translation	(1,613)
Net realized and unrealized gain	308,372
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$345,808

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees		Transfer Agency Fees
Advisor	Service	Advisor	Institutional	Service
$23,163	$45	$1,158	$32	$4

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$37,436	$111,842
Net realized gain (loss)	74,157	(571,447)
Net change in unrealized gain	234,215	484,829
Net increase in net assets resulting from operations	345,808	25,224

Distributions to shareholders:
From net investment income
Institutional Shares	—	(3,280)
Service Shares	—	(131)
Advisor Shares	—	(76,669)
Total distributions to shareholders	—	(80,080)

From share transactions:
Proceeds from sales of shares	3,703,104	4,005,564
Reinvestment of distributions	—	80,080
Cost of shares redeemed	(1,079,158)	(3,556,068)
Net increase in net assets resulting from share transactions	2,623,946	529,576
TOTAL INCREASE	2,969,754	474,720

Net assets:

Beginning of period	11,120,521	10,645,801
End of period	$14,090,275	$11,120,521
Undistributed net investment income	$74,277	$36,841

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$9.10	$0.05	$0.24	$0.29	$—	$—		$—	$9.39	3.30%	$387	0.21	%(f)	1.66	%(f)	1.02	%(f)	57%
2017 - Service	9.13	0.04	0.25	0.29	—	—		—	9.42	3.18	43	0.46	(f)	1.90	(f)	0.77	(f)	57
2017 - Advisor	9.08	0.03	0.24	0.27	—	—		—	9.35	3.08	13,660	0.61	(f)	2.05	(f)	0.62	(f)	57

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2016 - Institutional	9.15	0.11	(0.06)	0.05	(0.10)	—		(0.10)	9.10	0.52	309	0.24		2.37		1.17		44
2016 - Service	9.14	0.08	(0.05)	0.03	(0.04)	—		(0.04)	9.13	0.28	34	0.46		1.97		0.92		44
2016 - Advisor	9.12	0.10	(0.07)	0.03	(0.07)	—		(0.07)	9.08	0.27	10,778	0.61		2.58		1.06		44
2015 - Institutional	9.81	0.20	(0.65)	(0.45)	(0.20)	(0.01)		(0.21)	9.15	(4.51)	958	0.22		4.40		2.02		53
2015 - Service	9.81	0.24	(0.71)	(0.47)	(0.19)	(0.01)		(0.20)	9.14	(4.76)	22	0.48		3.33		2.54		53
2015 - Advisor	9.79	0.21	(0.69)	(0.48)	(0.18)	(0.01)		(0.19)	9.12	(4.89)	9,666	0.62		3.51		2.16		53

FOR THE PERIOD ENDED DECEMBER 31,

2014 - Institutional (Commenced April 25, 2014)	10.00	0.09	(0.16)	(0.07)	(0.12)	—	(g)	(0.12)	9.81	(0.67)	1,003	0.22	(f)	24.63	(f)	1.30	(f)	25
2014 - Service (Commenced April 25, 2014)	10.00	0.07	(0.16)	(0.09)	(0.10)	—	(g)	(0.10)	9.81	(0.85)	10	0.49	(f)	25.05	(f)	1.02	(f)	25
2014 - Advisor (Commenced April 25, 2014)	10.00	0.11	(0.21)	(0.10)	(0.11)	—	(g)	(0.11)	9.79	(0.97)	3,246	0.62	(f)	16.16	(f)	1.66	(f)	25

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolio’s valuation policy, as well as the Underlying Funds’ is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds (”Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Exchange Traded Funds — Investments in exchange traded funds (“ETFs”) are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an ETF’s accounting policies and investment holdings, please see the ETF’s shareholder report.

Underlying Funds (Including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments.

iii. Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations;

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of June 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$3,975,488	$—	$—
Fixed Income Underlying Funds	8,630,612	—	—
Exchange Traded Funds	155,143	—	—
Investment Company	1,409,488	—	—
Options Purchased	227,156	—	—
Securities Lending Reinvestment Vehicle	113,225	—	—
Total	$14,511,112	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$19,090	$—
Futures Contracts	10,816	—	—
Total	$10,816	$19,090	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(14,303)	$—
Futures Contracts	(48,844)	—	—
Total	$(48,844)	$(14,303)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2017. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on certain derivative contracts	$4,061	(a)	Variation margin on certain derivative contracts	$(13,912	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	19,090		Payable for unrealized gain on forward foreign currency exchange contracts	(14,303)
Interest Rate	Variation margin on certain derivative contracts; Investments at value	233,911	(a)	Variation margin on certain derivative contracts	(34,932	)(a)
Total		$257,062			$(63,147)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2017 is reported within the Statement of Assets and Liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations.

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$15,287	$(10,018)	31
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(7,394)	$(7,235)	46
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on investments and futures contracts	559	(36,923)	178
Total		$8,452	$(54,176)	$255

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2017.

5.     AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee waiver will remain in effect through at least April 28, 2018, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended June 30, 2017, GSAM waived $8,958 of its management fee.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Portfolio invests. For the six months ended June 30, 2017, GSAM waived $902 of the Portfolio’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Portfolio’s average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Portfolio’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Portfolio.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2017, GSAM reimbursed $76,261 to the Portfolio. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2017, custody fee credits were $58.

F.  Line of Credit Facility — As of June 30, 2017, the Portfolio participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Portfolio did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — The Portfolio invests primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2017:

Underlying Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income
Goldman Sachs Absolute Return Tracker Fund	$1,482,676	$702,000	$(405,000)	$(680)	$53,231	$1,832,227	$—
Goldman Sachs Dynamic Emerging Markets Debt Fund	1,059,082	407,990	(1,534,052)	30,904	36,076	—	26,194
Goldman Sachs Emerging Markets Debt Fund	—	1,560,000	—	—	—	1,560,000	—
Goldman Sachs Emerging Markets Equity Fund	547,542	47,000	(712,953)	136,756	(18,345)	—	—
Goldman Sachs Emerging Markets Equity Insights Fund	—	900,000	—	—	—	900,000	—
Goldman Sachs Financial Square Government Fund	1,079,735	3,180,742	(2,850,989)	—	—	1,409,488	3,411
Goldman Sachs High Yield Floating Rate Fund	—	106,000	—	—	—	106,000	—
Goldman Sachs High Yield Fund	—	920,000	—	—	—	920,000	—
Goldman Sachs International Real Estate Securities Fund	114,391	2,527	(124,958)	(4,845)	12,885	—	2,527

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income
Goldman Sachs Long Short Credit Strategies Fund	$1,768,151	$1,439,843	$(65,000)	$(2,778)	$26,441	$3,166,657	$23,856
Goldman Sachs Long Short Fund	685,145	216,001	(110,000)	(21,354)	13,464	783,256	—
Goldman Sachs Managed Futures Strategy Fund	1,090,475	474,000	(770,001)	(38,826)	34,883	790,531	—
Goldman Sachs Real Estate Securities Fund	114,560	346,373	—	—	(928)	460,005	1,374
Goldman Sachs Strategic Income Fund	1,569,457	554,353	(920,000)	(44,993)	52,784	1,211,601	14,352
Goldman Sachs Strategic Macro Fund	1,265,829	366,000	(770,000)	(36,318)	50,312	875,823	—
Total	$10,777,043	$11,222,829	$(8,262,953)	$17,866	$260,803	$14,015,588	$71,714

As of June 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 23% of the Service Shares of the Portfolio.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017 were $7,451,865 and $5,220,193, respectively.

7.    SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

7.    SECURITIES LENDING (continued)

shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Portfolio’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the six months ended June 30, 2017, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the six months ended June 30, 2017:

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017
$162,650	$1,139,880	$(1,189,305)	$113,225

8.    TAX INFORMATION

As of the Portfolio’s most recent fiscal year end, December 31, 2016, the Portfolio’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:
Perpetual Short-term	$(398,586)
Perpetual Long-term	(183,884)
Total capital loss carryforwards	$(582,470)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	$(3,378)

As of June 30, 2017, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$14,629,584
Gross unrealized gain	150,960
Gross unrealized loss	(269,432)
Net unrealized security loss	$(118,472)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign exchange contracts and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Portfolio’s tax position for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

9.    OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or an Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or an Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio and the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Funds have unsettled or open transactions defaults.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

9.    OTHER RISKS (continued)

Short Position Risk — The Portfolio or an Underlying Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Portfolio or an Underlying Fund may purchase for investment. Taking short positions involves leverage of the Portfolio’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Portfolio or an Underlying Fund has taken a short position increases, then the Portfolio or an Underlying Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	7,716	$72,714	30,367	$278,375
Reinvestment of distributions	—	—	360	3,280
Shares redeemed	(460)	(4,230)	(101,512)	(911,862)
	7,256	68,484	(70,785)	(630,207)
Service Shares
Shares sold	902	8,500	2,700	24,286
Reinvestment of distributions	—	—	14	131
Shares redeemed	(10)	(94)	(1,411)	(17,774)
	892	8,406	1,303	6,643
Advisor Shares
Shares sold	390,020	3,621,890	410,465	3,702,903
Reinvestment of distributions	—	—	8,435	76,669
Shares redeemed	(116,324)	(1,074,834)	(291,572)	(2,626,432)
	273,696	2,547,056	127,328	1,153,140
NET INCREASE	281,844	$2,623,946	57,846	$529,576

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Institutional
Actual	$1,000	$1,033.00		$1.06
Hypothetical 5% return	1,000	1,023.75	+	1.05
Service
Actual	1,000	1,031.80		2.32
Hypothetical 5% return	1,000	1,022.51	+	2.31
Advisor
Actual	1,000	1,030.80		3.07
Hypothetical 5% return	1,000	1,021.77	+	3.06

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.21%, 0.46% and 0.61% for Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds;

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolio and the Underlying Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolio and the Underlying Funds. In this regard, they compared the investment performance of the Portfolio to its peers using rankings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Portfolio’s investment performance was provided for the one-year period ending on the applicable date. The Trustees also reviewed the Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolio over time, and reviewed the investment performance of the Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Portfolio’s Institutional Shares placed in the second quartile of the Portfolio’s peer group, had outperformed the Portfolio’s LIBOR-based benchmark index by 4.15%, and had outperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the one-year period ending March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Portfolio were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees noted that, although the Portfolio itself does not have breakpoints in its management fee schedule, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolio at the specified asset levels. The Trustees considered the amounts of assets in the Portfolio; the Portfolio’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive the management fee paid by the Portfolio and a portion of the management fees paid by certain Underlying Funds and to limit certain expenses of the Portfolio and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolio under the Management Agreement and the fees and expenses borne by the Underlying Funds.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolio’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolio’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2018.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and
James A. McNamara	Principal Accounting Officer
Jessica Palmer	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Portfolio holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Diversification does not protect an investor from market risk and does not ensure a profit.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.
THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2017 Goldman Sachs. All rights reserved.

VITMSASAR-17/102643-TMPL-08/2017-587118/183

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Semi-Annual Report

June 30, 2017

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

During the six months ended June 30, 2017 (the “Reporting Period”), the U.S. equity market recorded a strong gain, while the broad fixed income market generated modestly positive returns.

Equity Markets

As the Reporting Period began in January 2017, U.S. equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. equities continued to rally in February 2017, driven by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008-2009 global financial crisis, while maintaining projections for three rate hikes this year. However, a seemingly cautious stance on the future path of monetary tightening from the Fed Chair and the presence of a dissenter on the policy committee led to a dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a vote on health care. For the month of March 2017, U.S. equities were virtually flat.

U.S. equities fell in April 2017, as Fed minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and on receding European political risk following the centrist candidate’s win in the French election. Although the U.S. labor market remained strong, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditures remained below the Fed’s 2% target at just 1.4% year-over-year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios. (Payout ratio is the proportion of earnings paid out as dividends to shareholders.)

U.S. equities, as represented by the Standard & Poor’s 500® Index (the “S&P 500® Index”) gained 9.34% during the Reporting Period. Information technology, health care and consumer discretionary were the best performing sectors in the S&P 500® Index by a wide margin. The weakest performing sectors in the S&P 500® Index were energy and telecommunication services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

Fixed Income Markets

At the beginning of the Reporting Period, spread (or non-government bond) sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the new U.S. Administration, which helped boost business and consumer sentiment to near record levels. Investors also evaluated the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid and synchronized global expansion, led by developed markets, most notably the U.S. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. (Brexit refers to the U.K.’s efforts to exit the European Union.) The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in the country’s then-upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the European Central Bank (“ECB”), Bank of Japan (BoJ”) and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and

1

MARKET REVIEW

inflation forecasts, while the Fed raised its target range for the federal funds rate by 25 basis points. Minutes from the meeting raised market expectations that Fed balance sheet normalization would begin in 2017. Despite the Fed’s monetary policy tightening, the U.S. dollar weakened versus both developed and emerging markets currencies during the first calendar quarter.

In the second quarter of 2017, spread sectors overall recorded positive returns. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided a sanguine assessment of the risks to growth, but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and for the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. (A hawkish market reaction suggests investors expect higher interest rates; opposite of dovish.) Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada. During the second quarter of 2017, the U.S. dollar continued to weaken versus many global currencies.

For the Reporting Period overall, sovereign emerging markets debt and high yield corporate bonds produced solid gains, outperforming U.S. Treasury securities. Investment grade corporate bonds also outpaced U.S. Treasuries, followed at a distance by agency securities, asset-backed securities and commercial mortgage-backed securities. Mortgage-backed securities slightly underperformed U.S. Treasuries. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on longer- and intermediate-term maturities fell and yields on shorter-term maturities rose. The yield on the bellwether 10-year U.S. Treasury fell approximately 32 basis points to end the Reporting Period at 2.11%. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

Equity Markets

At the end of the Reporting Period, our outlook for equities remained positive, supported by strong global earnings momentum, receding political risk and what we perceive as overly negative sentiment on the Administration’s proposals. Global economic growth has been strong, and the expansion appears to be broadening across regions, creating, in our view, a positive backdrop for corporate earnings growth. For the first year since 2010, consensus earnings per share growth forecasts were positive in all major global regions at the end of the Reporting Period.

While we were slightly more bullish on equities outside the U.S. at the end of the Reporting Period, we believe plummeting optimism on the Administration’s proposals have gone too far, resulting in an almost full unwinding of the rally seen earlier in the U.S. The outperformance of value versus growth stocks has reversed, as has small cap outperformance to large cap. With investor expectations so low, we think U.S. equities have upside potential from any reforms implemented, and thus any incremental progress on reform may come as a positive surprise. At the end of the Reporting Period, we saw particularly attractive opportunities in specific sectors, such as financials, which we believe can reap significant benefits from a more clear and more effective implementation of existing regulatory legislation.

That said, what we view as expensive valuations make U.S. equities more vulnerable, in our opinion, to a moderation in growth on the one hand or to a sharper than consensus expected rise in bond yields on the other. These risks support our case for dynamic active management. Moreover, these aforementioned tailwinds of solid earnings growth and positive potential from any reforms implemented are not priced into valuations and can, we believe, offer potential upside.

2

MARKET REVIEW

Fixed Income Markets

As the Reporting Period came to an end, we expected global economic growth to remain strong in the near term, largely driven by developed markets. In the U.S., we believe tightness in the labor market and easy financial conditions, which continued to loosen despite the Fed’s two interest rate hikes during the Reporting Period, may warrant further monetary policy tightening. We also see scope for U.S. inflation to rebound from its recent weakness, largely due to a healthy labor market supporting wage growth. Based on recent Fed communications, we expect policymakers to unveil in September 2017 a strategy for reducing balance sheet holdings of U.S. Treasury and agency mortgage backed securities, and we see increased likelihood of implementation from October 2017. As for Europe, economic growth surprised to the upside during the Reporting Period, but the inflation backdrop remained subdued and we expect it to remain so, thereby warranting prolonged monetary policy accommodation by the ECB. At the end of the Reporting Period, we anticipated a slower pace of monetary policy tightening in Canada, the U.K. and Europe than the market appeared to believe. At the same time, we think the markets are underpricing the pace of Fed rate hikes.

Overall, we believe political risks shifted from Europe to the U.S. and U.K. during the Reporting Period. In our view, centrist victories in the French presidential and parliamentary elections have the potential to improve cohesion within the European Union, which appeared at risk at the start of 2017 due to rising support for populist parties. In the U.K., we expect uncertain Brexit negotiations to weigh on business sentiment, and we see consumption weakening as inflation rises and low wage growth puts pressure on household disposable incomes. In the U.S., fiscal policy uncertainty persists, although we think low market expectations regarding the Administration’s ability to implement its pro-growth agenda creates the potential for positive surprises.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 2.40% and 2.28%, respectively. These returns compare to the 2.27% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s top-down cross-sector strategy contributed positively to relative performance. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Bloomberg Barclays Index. Our bottom-up individual issue selection also added to relative returns.

Conversely, the Fund’s combined tactical duration and yield curve positioning hurt its relative results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.) Additionally, the Fund’s top-down country strategy detracted from relative performance, driven by long positions in Europe and Canada versus a short position in the U.S. These results were partially offset by a long position in New Zealand. Within our top-down currency strategy, the Fund was hampered by short positions in the euro and the New Taiwan dollar. It benefited from long positions in the Swedish krona, Norwegian krone and Canadian dollar.

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund benefited from its overweight compared to the Bloomberg Barclays Index in asset-backed securities (“ABS”). Its allocations to collateralized loan obligations and non-agency mortgage-backed securities as well as its exposure to the government/swaps sector further aided relative performance. However, an underweight position in agency mortgage-backed securities dampened its returns. The Fund was underweight agency mortgage-backed securities because we expected their spreads (yield differentials versus U.S. Treasuries of comparable maturity) to become more volatile once the Federal Reserve (“Fed”) begins to taper the reinvestment of its maturing holdings of agency mortgage-backed securities and U.S. Treasuries. Overall, we had generally expected spreads to widen. In addition, the Fund’s underweight positions relative to the Bloomberg Barclays Index in U.S. corporate bonds and emerging markets corporate bonds detracted from results.

As for individual issue selection, holdings within the government/swaps sector bolstered the Fund’s performance. More specifically, the Fund benefited from issue selection of U.S. government securities as well as investments that facilitated steepening positions on global government bond yield curves. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of flattening.) Within corporate credit, the Fund was helped by our selection of various maturities along the yield curve and its holdings of investment grade corporate bonds in the financial sector. In emerging markets debt, our selection of U.S. dollar-denominated Mexican external debt was advantageous. Conversely, issue selection of mortgage backed-securities within the securitized sector detracted from the Fund’s performance during the Reporting Period.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s combined tactical duration and yield curve positioning detracted from performance. Throughout the Reporting Period, the Fund held a short duration position relative to that of the Bloomberg Barclays Index. This hurt results as shorter-term U.S. interest rates rose in response to Fed interest rate hikes and intermediate-term and longer-term interest rates fell on political uncertainty and fewer positive economic surprises. Although U.S. economic data softened toward the end of the Reporting Period, the Fund maintained its short duration position, as we believed the market was underestimating the pace of Fed interest rate hikes in 2017 and 2018. In addition, financial conditions had not tightened due to previous Fed rate increases.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. OTC forward foreign exchange contracts detracted from Fund performance during the Reporting Period. In addition, Treasury futures were employed as warranted to facilitate specific duration, yield curve and country strategies. During the Reporting Period, Treasury futures contributed positively to Fund results. Interest rate swaps were used to manage exposure to fluctuations in interest rates. They added to Fund performance during the Reporting Period. Additionally, the Fund employed credit default swaps to implement specific credit-related investment strategies, including management of the Fund’s exposure to credit spreads. Credit default swaps did not have a material impact on the Fund’s results during the Reporting Period. The Fund also used inflation-linked swaps to express our views on U.K. inflation. Inflation-linked swaps did not have a meaningful impact on the Fund’s performance during the Reporting Period. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit, currency and inflation risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we reduced the Fund’s underweight relative to the Bloomberg Barclays Index in U.S. government securities. We increased its overweight position in ABS. Also, the Fund shifted from a small overweight in sovereign emerging markets debt to a small underweight position because of what we considered to be tight valuations and commodity price uncertainty. The Fund remained underweight agency mortgage-backed securities during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the Bloomberg Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight U.S. government securities compared to the Bloomberg Barclays Index on a market-value weighted basis. The Fund was overweight ABS and investment grade corporate bonds. (As measured by contribution to duration, the Fund was underweight corporate credit.) It was underweight agency mortgage-backed securities, especially mortgage-backed pass-through securities. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) On a market-value weighted basis, the Fund was marginally overweight non-agency mortgage-backed securities and marginally underweight commercial mortgage-backed securities and emerging markets debt. The Fund was neutral relative to the Bloomberg Barclays Index in quasi-government bonds and did not have any exposure to covered bonds at the end of the Reporting Period. (Covered bonds are securities created from either mortgage loans or public sector loans.)

5

FUND BASICS

Core Fixed Income Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	0.49%	N/A	N/A	2.25%	4/30/13
Service	0.21	2.55%	4.06%	3.97	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.42%	0.65%
Service	0.67	0.91

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“U.S. Government Agency Securities” include agency securities offered by companies such as FNMA and the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 9.11%. This return compares to the 9.34% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

Nine of the 11 sectors in the S&P 500® Index recorded gains during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were information technology, health care and consumer discretionary. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 22.3%. The industries with the strongest performance in terms of total return were casinos/gambling; investment trusts/mutual funds; recreational products; electronics/appliance stores; and Internet retail.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were information technology, health care and consumer discretionary. The industries with the strongest performance on the basis of impact were Internet software/services; telecommunications equipment; packaged software; medical specialties; and major pharmaceuticals.

Which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were energy, telecommunication services and real estate. The weakest performing industries in terms of total return were contract drilling; department stores; oilfield services/equipment; oil and gas production; and food retail.

On the basis of impact, the weakest performing sectors were energy, telecommunication services and real estate. The weakest performing industries on the basis of impact were oil and gas production; integrated oil; major telecommunications; oilfield services/equipment; and specialty stores.

Which individual stocks were the top performers, and which were the greatest detractors?

On the basis of impact, the stocks that made the strongest positive contribution during the Reporting Period were Apple, Amazon.com, Facebook, Microsoft and Johnson & Johnson. The weakest performers were General Electric, Exxon Mobil, Verizon, AT&T and Schlumberger.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, equity index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective January 3, 2017, co-portfolio manager John Tucker no longer served as a Portfolio Manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure. Effective January 3, 2017, Daniel TenPas, Principal and Portfolio Manager, replaced Mr. Tucker as Portfolio Manager for the Fund. Mr. TenPas joined Michael Feehily,

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Senior Managing Director and the Head of Global Equity Beta Solutions in the Americas of SSgA, and Melissa Kapitulik, Vice President and Senior Portfolio Manager of SSgA, both of whom have managed the Fund since 2014.

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Twenty-two stocks were removed from the S&P 500® Index during the Reporting Period. They were Bioverativ, Cars.com, Conduent, Dun & Bradstreet, Endo International, Everett SpinCo, First Solar, Frontier Communications, GetGo, Harman International Industries, Linear Technology, Mead Johnson Nutrition, Pitney Bowes, Ryder System, Southwestern Energy, Spectra Energy, St. Jude Medical, TEGNA, Teradata, Urban Outfitters, Varex Imaging and Yahoo. There were 22 stocks added to the S&P 500® Index during the Reporting Period. They were Advanced Micro Devices, Alexandria Real Estate Equities, Align Technology, ANSYS, Bioverativ, Cars.com, CBOE Holdings, Conduent, DISH Network A, DXC Technology Company, Everest Re Group, Everett SpinCo, Gartner, GetGo, Hilton Worldwide Holdings, IDEXX Laboratories, IHS Markit, Incyte, Raymond James Financial, Regency Centers, Synopsys and Varex Imaging.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to the Goldman Sachs Equity Index Fund is FactSet as of 6/30/17.

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSGA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in this material are the views of SSGA’s Global Equity Beta Solutions Team through the period ended June 30, 2017 and are subject to change based on market and other conditions. All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

9

FUND BASICS

Equity Index Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Service	17.38%	14.13%	6.80%	7.59%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.48%	0.73%

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/173

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.6%	Technology Hardware & Equipment
Microsoft Corp.	2.5	Software & Services
Amazon.com, Inc.	1.8	Retailing
Facebook, Inc. Class A	1.7	Software & Services
Johnson & Johnson	1.7	Pharmaceuticals, Biotechnology & Life Sciences
Exxon Mobil Corp.	1.6	Energy
JPMorgan Chase & Co.	1.6	Banks
Berkshire Hathaway, Inc. Class B	1.5	Diversified Financials
Alphabet, Inc. Class A	1.3	Software & Services
Alphabet, Inc. Class C	1.3	Software & Services

3 The top 10 holdings may not be representative of the Fund’s future investments.

10

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2017

[4]	The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets at June 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 14.90% and 14.71%, respectively. These returns compare to the 11.40% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index during the Reporting Period primarily due to stock selection.

Which equity market sectors helped and hurt Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, stock selection in the consumer discretionary, industrials and consumer staples sectors contributed positively to the Fund’s relative returns. Stock selection in two sectors — information technology and financials — detracted from relative performance.

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

The Fund benefited most relative to the Russell Index from its investments in Panera Bread, Roper Technologies and C.R. Bard.

Panera Bread was the top positive contributor to the Fund’s relative returns during the Reporting Period. Shares of the fast-casual restaurant chain advanced on news of strong fourth quarter 2016 results, with its earnings ahead of market estimates as driven by better than expected operating margins. The company also announced record new store sales volume and provided better than expected 2017 guidance. Later in the Reporting Period, its shares surged higher after the restaurant chain agreed to a buyout by JAB Holding Company. The premium paid was, in our view, positive recognition of Panera Bread’s earlier investments to improve efficiencies and grow margins. After the stock’s strong performance and a potential shift in leadership, we decided to exit the Fund’s position and look for opportunities elsewhere.

Roper Technologies, a provider of engineered products to global niche markets, was another of the Fund’s top contributors. Its stock price was pushed higher by strong quarterly results that beat market estimates on earnings per share. We think Roper Technologies’ margins and its cash return on invested capital (“CROI”) could continue to expand as it transitions from an industrial company to one that is more software aligned. (CROI is a method of valuation that compares a company’s cash return to its equity.) At the end of the Reporting Period, the Fund continued to hold the stock, as we are optimistic about what we consider to be the company’s innovative measures, disciplined capital deployment and solid management execution ability.

Notable contributor C.R. Bard, a multinational developer, manufacturer and marketer of medical devices, announced it had accepted a buyout offer from Becton Dickinson, causing its stock price to rise. We have long viewed C.R. Bard as a strong business franchise with favorable long-term prospects and a high quality management team. Near the end of the Reporting Period, we eliminated the Fund’s position in the stock as we sought to capture profits.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

During the Reporting Period, Advance Auto Parts, Ross Stores and Middleby were top detractors from the Fund’s relative performance.

The Fund’s leading detractor was Advance Auto Parts, which was weak during the Reporting Period on a combination of concerns around increased competition in the auto parts industry and weaker than market expected earnings. The auto parts retailer also announced first fiscal quarter 2017 earnings that were lower than market estimates, leading the stock to fall further. Despite the weakness, we think its comparable same store sales growth trends are moving in the right direction, and we believe the company could benefit from planned internal improvements to increase its margin structure. At the end of the Reporting Period, the Fund

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

continued to own Advance Auto Parts, as we consider it an attractively valued business with a compelling earnings growth opportunity over the long term.

Another key detractor during the Reporting Period was Ross Stores. In May 2017, the off-price retailer announced strong earnings, beating market expectations for comparable store sales and earnings per share. Despite the strong earnings, fears that Amazon.com and other e-commerce companies might displace physical stores and increase competition was a headwind for its stock price, causing it to drop in June 2017. In our view, Ross Stores is well positioned within its industry, and we believe it is relatively insulated from Amazon.com pressures because it is an off-price retailer. We also think it is attractively valued for a high quality company. We are encouraged by Ross Stores’ consistent sales and earnings growth over time, strong free cash flows and demonstrated track record of returning capital to investors. The Fund maintained a position in the stock at the end of the Reporting Period.

Middleby, which designs, manufactures and distributes kitchen equipment around the world, also detracted from the Fund’s relative returns during the Reporting Period. The company reported mixed first quarter 2017 results, delivering impressive margin expansion but failing to grow revenues at the pace investors had expected. Its management explained the weakness as delayed capital expenditure spending by U.S.-based restaurants. In our view, the weakness is a short-term challenge, and we believe what we view as Middleby’s best-in-class product line positions it well going forward. In our opinion, the stock’s decline provided a strong risk/reward opportunity for us to increase the Fund’s investment in the name at attractive valuations. At the end of the Reporting Period, we believed Middleby’s market share gains, partnerships with strong franchises and innovative products continued to position it as an industry leader.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the positions initiated during the Reporting Period was an investment in Analog Devices. The company engages in the design and manufacturing of analog, mixed-signal and digital-signal processing integrated circuits used in all types of electronic equipment. We have a favorable view of the company and its recent acquisition of Linear Technology, which we believe can help boost margins and create cost synergies. Analog Devices has a strong balance sheet and robust free cash flow, in our opinion, and we are positive on its potential for continued growth.

The Fund established a position in Xilinx, which develops and markets programmable devices and associated technologies. The stock was a laggard during the Reporting Period on concerns about the impact of wireless equipment spending. As we considered this a transitory challenge, we believe the stock’s weakness offered us an attractive buying opportunity. In our view, Xilinx is an innovative leader in an industry with strong margins and high barriers to entry.

In addition to the sales already mentioned, we sold the Fund’s position in Chipotle Mexican Grill during the Reporting Period. Near the end of June 2017, the fast-casual food chain reiterated its fiscal year 2017 guidance, which the market viewed as disappointing given its expectations for growth. After the release, we were less confident in the company’s ability to increase comparable store sales growth rates. We therefore decided to exit the Fund’s position and allocate the capital to names in which we had stronger conviction and that offered more compelling risk/reward opportunity, in our view.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we increased the Fund’s already underweight position relative to the Russell Index in information technology. We reduced the size of its underweight in the consumer discretionary sector. Compared to the Russell Index, we shifted the Fund from an underweight position in the health care sector to a neutral position and moved from an overweight position in telecommunication services to a neutral position.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with an overweight position compared to the Russell Index in the financials sector. The Fund had smaller weightings than the Russell Index in the consumer discretionary and information technology sectors at the end of the Reporting Period. It was relatively neutral compared to the Russell Index at the end of the Reporting Period in the industrials, materials, energy, utilities, consumer staples, telecommunication services, health care and real estate sectors.

13

FUND BASICS

Growth Opportunities Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	14.14%	N/A	N/A	9.79%	4/30/13
Service	13.78	11.64%	7.97%	8.47	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.85%	1.16%
Service	1.01	1.40

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/173,4

Holding	% of Net Assets	Line of Business
Amphenol Corp. Class A	3.0%	Technology Hardware & Equipment
Xylem, Inc.	2.9	Capital Goods
Roper Technologies, Inc.	2.8	Capital Goods
Edwards Lifesciences Corp.	2.5	Health Care Equipment & Services
Northern Trust Corp.	2.4	Diversified Financials
Middleby Corp. (The)	2.4	Capital Goods
Mettler-Toledo International, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Zoetis, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Ross Stores, Inc.	2.2	Retailing
Intercontinental Exchange, Inc.	2.1	Diversified Financials

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a securities lending reinvestment vehicle) which represents 2.7% of the Fund’s net assets as of 06/30/2017.

14

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS5

As of June 30, 2017

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 2.7% of the Fund’s net assets at June 30, 2017.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated cumulative total returns of 0.80%, 0.78% and 0.65%, respectively. These returns compare to the 0.31% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (the “BofA Index”), during the Reporting Period.

We note that the Fund’s benchmark being the BofA Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, our individual issue selection contributed most positively to the Fund’s performance. Our top-down cross-sector strategy also added to relative returns. In our cross-sector strategy, we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe.

Conversely, the Fund’s combined tactical duration and yield curve positioning detracted from results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

Individual issue selection overall added most to the Fund’s relative returns during the Reporting Period. Within the government/swaps sector, our selection of U.S. Treasuries bolstered performance. Our selection of asset backed securities (“ABS”) and collateralized mortgage obligations (“CMOs”) contributed positively as well. On the other hand, selection within the securitized sector, specifically of agency adjustable-rate mortgage-backed securities, detracted modestly from results.

Within our cross-sector strategy, the Fund benefited from its overweight versus the BofA Index in ABS and agency mortgage-backed securities. In addition, its allocation to collateralized loan obligations (“CLO”) was advantageous. The CLO credit curve flattened significantly during the Reporting Period, with the spread, or yield differential, between BB-rated and AAA-rated tranches tightening almost 120 basis points, which was near its narrowest level since the 2008-2009 financial crisis. (A credit curve is the spread over U.S. Treasuries of various maturities for a single bond issuer. A basis point is 1/100th of a percentage point.)

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s combined tactical duration and yield curve positioning detracted from performance. Throughout the Reporting Period, the Fund held a short duration position relative to the BofA Index. This hurt results as shorter-term U.S. interest rates rose in response to Fed interest rate hikes and intermediate-term and longer-term interest rates fell on political uncertainty and fewer positive economic surprises. Although U.S. economic data softened toward the end of the Reporting Period, the Fund maintained its short duration position, as we believed the market was underestimating the pace of Fed rate hikes in 2017 and 2018. In addition, financial conditions had not tightened due to previous Fed rate increases.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we increased the Fund’s exposure to ABS as well as its cash position. We reduced its exposure to U.S. Treasuries. In addition, we decreased the Fund’s exposure to the 10-year segment of the U.S. Treasury yield curve and increased its exposure to the seven-year segment.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used Treasury futures to manage the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

yield to maturity and the time to maturity for pure discount bonds.) In addition, the Fund employed interest rate swaps to manage interest rate risk and to express our views on the direction of interest rates. The use of Treasury futures and interest rate swaps contributed positively to Fund performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the BofA Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had little exposure to U.S. government securities, which represent 100% of the BofA Index. The Fund had positions in ABS, agency CMOs, residential mortgage-backed securities, agency adjustable-rate mortgage-backed securities, mortgage pass-through securities and quasi-government bonds, none of which are represented in the BofA Index. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

17

FUND BASICS

High Quality Floating Rate Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	1.86%	N/A	N/A	0.64%	4/30/13
Service	1.61	0.52%	3.14%	3.17	1/09/06
Advisor	1.49	N/A	N/A	0.35	10/15/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.36%	0.79%
Service	0.61	1.05
Advisor	0.76	1.19

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

18

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“U.S. Government Agency Security” includes agency securities offered by companies such as FNMA and the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

∎	Bloomberg Barclays U.S. Aggregate Bond Index is a broad based index that follows the U.S. dollar denominated investment grade fixed rate taxable bond market. It includes U.S. Treasuries, agency and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
∎	The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.
∎	Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.
∎	Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Its figures do not reflect any deduction for fees, expenses or taxes.
∎	Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.
∎	Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.
∎	BofA Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. It is composed of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding U.S. Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the U.S. Treasury Bill issued at the most recent three-month auction, it is also possible for a seasoned six-month U.S. Treasury Bill to be selected.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Bonds – 36.6%
Automobiles & Components – 0.5%
Ford Motor Credit Co. LLC
$475,000	5.875%		08/02/21	$529,689

Banks – 10.0%
American Express Co.(a)
75,000	3.625		12/05/24	76,745
Bank of America Corp.
100,000	5.700		01/24/22	112,996
225,000	4.125		01/22/24	237,433
275,000	4.000		04/01/24	288,164
275,000	3.248	(a)	10/21/27	265,741
225,000	3.824	(a)(b)	01/20/28	228,907
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)(c)
300,000	2.150		09/14/18	300,625
Citigroup, Inc.
200,000	3.400		05/01/26	197,846
75,000	4.125		07/25/28	76,135
Compass Bank(a)
375,000	2.750		09/29/19	377,904
Credit Agricole SA(c)
250,000	4.125		01/10/27	261,369
Credit Suisse AG
325,000	2.300		05/28/19	327,138
Credit Suisse Group Funding Guernsey Ltd.
400,000	3.125		12/10/20	407,523
Deutsche Bank AG
50,000	2.500		02/13/19	50,186
Discover Financial Services(a)
225,000	3.750		03/04/25	222,316
HSBC Holdings plc
225,000	3.400		03/08/21	231,254
225,000	3.262	(a)(b)	03/13/23	229,264
ING Bank NV(a)(b)
325,000	4.125		11/21/23	332,073
Intesa Sanpaolo SpA
350,000	3.875		01/16/18	353,237
JPMorgan Chase & Co.
450,000	4.400		07/22/20	479,219
275,000	2.700	(a)	05/18/23	271,985
JPMorgan Chase & Co. Series Z(a)(b)
250,000	5.300		12/31/49	260,312
KBC Bank NV(a)(b)
200,000	8.000		01/25/23	206,000
KeyCorp
400,000	2.900		09/15/20	406,919
Kreditanstalt fuer Wiederaufbau(d)
1,000,000	1.125		08/06/18	996,960
Lloyds Bank plc
175,000	2.300		11/27/18	176,041
Macquarie Bank Ltd.(c)
25,000	6.625		04/07/21	28,173
Morgan Stanley
150,000	2.553	(a)(b)	10/24/23	152,604
650,000	3.700		10/23/24	667,068
75,000	3.625		01/20/27	75,539

Corporate Bonds – (continued)
Banks – (continued)
Morgan Stanley Series F
$100,000	3.875%		04/29/24	$103,929
Regions Bank
250,000	7.500		05/15/18	261,718
Synchrony Financial(a)
350,000	2.600		01/15/19	351,869
Toronto-Dominion Bank (The)(a)(b)
125,000	3.625		09/15/31	124,023
UBS Group Funding Switzerland AG(c)
350,000	3.000		04/15/21	355,368
UniCredit SpA(c)
400,000	3.750		04/12/22	409,657
225,000	4.625		04/12/27	236,703
Wells Fargo & Co.
825,000	3.000		10/23/26	803,350
Westpac Banking Corp.(a)(b)
150,000	4.322		11/23/31	153,739

				11,098,032

Commercial Services – 0.5%
Rensselaer Polytechnic Institute
475,000	5.600		09/01/20	514,667

Consumer Services(a) – 0.3%
Marriott International, Inc.
125,000	2.875		03/01/21	126,844
250,000	2.300		01/15/22	246,710

				373,554

Diversified Financials – 0.3%
General Motors Financial Co., Inc.
125,000	3.250		05/15/18	126,465
175,000	3.500		07/10/19	179,068

				305,533

Diversified Manufacturing(a) – 0.2%
Roper Technologies, Inc.
125,000	3.000		12/15/20	127,937
100,000	2.800		12/15/21	100,851

				228,788

Electric – 2.5%
Berkshire Hathaway Energy Co.
200,000	6.125		04/01/36	256,942
Dominion Energy, Inc.
250,000	2.579		07/01/20	251,291
Emera US Finance LP(a)
125,000	2.700		06/15/21	125,191
Enel Finance International NV(c)
275,000	2.875		05/25/22	275,381
Entergy Corp.(a)
125,000	2.950		09/01/26	119,695
Exelon Corp.(a)
125,000	3.497		06/01/22	127,705
Florida Power & Light Co.(a)
193,000	4.125		02/01/42	204,423

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Bonds – (continued)
Electric – (continued)
NiSource Finance Corp.(a)
$275,000	3.490%		05/15/27	$276,892
Pacific Gas & Electric Co.(a)
100,000	3.500		06/15/25	103,391
Progress Energy, Inc.
350,000	7.000		10/30/31	463,394
Puget Sound Energy, Inc. Series A(a)(b)
150,000	6.974		06/01/67	144,188
Southern California Edison Co.(a)
175,000	4.050		03/15/42	183,081
Southern Co. (The)(a)
225,000	2.350		07/01/21	223,361

				2,754,935

Energy – 2.4%
Anadarko Petroleum Corp.
35,000	3.450	(a)	07/15/24	34,189
50,000	5.550	(a)	03/15/26	55,875
100,000	6.450		09/15/36	117,709
Apache Corp.(a)
50,000	2.625		01/15/23	48,800
150,000	4.250		01/15/44	140,500
Cenovus Energy, Inc.(a)(c)
75,000	4.250		04/15/27	71,447
ConocoPhillips Co.(a)
25,000	3.350		11/15/24	25,489
100,000	4.950		03/15/26	111,372
100,000	4.150		11/15/34	100,490
Devon Energy Corp.(a)
25,000	4.000		07/15/21	25,764
75,000	5.600		07/15/41	77,894
80,000	4.750		05/15/42	77,562
Dolphin Energy Ltd.(c)
36,012	5.888		06/15/19	36,912
Energy Transfer LP(a)
75,000	4.650		06/01/21	79,116
75,000	4.750		01/15/26	78,024
Kinder Morgan Energy Partners LP(a)
150,000	5.400		09/01/44	151,287
Kinder Morgan, Inc.(a)
425,000	3.050		12/01/19	432,384
Petroleos Mexicanos
30,000	5.500		02/04/19	31,357
60,000	6.375		02/04/21	64,968
13,000	5.500		06/27/44	11,427
70,000	5.625		01/23/46	62,055
Pioneer Natural Resources Co.(a)
125,000	3.450		01/15/21	128,427
70,000	3.950		07/15/22	73,350
Plains All American Pipeline LP(a)
50,000	3.650		06/01/22	51,008
125,000	4.500		12/15/26	126,419
Sabine Pass Liquefaction LLC(a)
175,000	6.250		03/15/22	198,166
175,000	5.625		03/01/25	193,035

Corporate Bonds – (continued)
Energy – (continued)
Valero Energy Corp.
$100,000	3.650%		03/15/25	$101,965

				2,706,991

Food & Beverage – 1.6%
Anheuser-Busch InBev Finance, Inc.(a)
675,000	2.650		02/01/21	684,050
200,000	3.650		02/01/26	206,054
75,000	4.900		02/01/46	84,648
Kraft Heinz Foods Co.(a)
100,000	2.800		07/02/20	101,496
75,000	3.950		07/15/25	77,120
125,000	4.375		06/01/46	122,417
Molson Coors Brewing Co.(a)
50,000	2.100		07/15/21	49,169
75,000	3.000		07/15/26	72,138
Smithfield Foods, Inc.(c)
125,000	2.700		01/31/20	125,659
Suntory Holdings Ltd.(c)
275,000	2.550		09/29/19	277,219

				1,799,970

Food & Staples Retailing(a) – 0.9%
CVS Health Corp.
125,000	2.800		07/20/20	127,262
125,000	4.125		05/15/21	132,155
225,000	3.500		07/20/22	233,339
89,000	3.875		07/20/25	92,537
275,000	2.875		06/01/26	266,499
Walgreens Boots Alliance, Inc.
125,000	3.450		06/01/26	124,736

				976,528

Health Care Equipment & Services – 1.7%
Aetna, Inc.(a)
75,000	2.800		06/15/23	74,870
Becton Dickinson and Co.
175,000	2.675		12/15/19	177,143
275,000	2.894	(a)	06/06/22	275,860
275,000	3.363	(a)	06/06/24	275,629
100,000	4.685	(a)	12/15/44	102,986
Cigna Corp.(a)
150,000	3.250		04/15/25	150,585
CR Bard, Inc.(a)
260,000	3.000		05/15/26	260,841
Medtronic, Inc.
75,000	2.500		03/15/20	76,087
150,000	3.150		03/15/22	155,225
Stryker Corp.(a)
50,000	2.625		03/15/21	50,520
125,000	3.375		11/01/25	127,211
UnitedHealth Group, Inc.
100,000	4.625		07/15/35	112,392

				1,839,349

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Bonds – (continued)
Life Insurance – 0.8%
American International Group, Inc.(a)
$50,000	3.750%		07/10/25	$50,929
25,000	4.500		07/16/44	25,422
100,000	4.800		07/10/45	106,728
Brighthouse Financial, Inc.(a)(c)
75,000	3.700		06/22/27	74,089
Northwestern Mutual Life Insurance Co. (The)(c)
200,000	6.063		03/30/40	260,160
Principal Financial Group, Inc.(a)
150,000	3.100		11/15/26	147,802
Reliance Standard Life Global Funding II(c)
225,000	2.500		01/15/20	225,370

				890,500

Materials – 0.7%
Ecolab, Inc.
100,000	5.500		12/08/41	122,493
LYB International Finance II BV(a)
200,000	3.500		03/02/27	197,148
Sherwin-Williams Co. (The)
125,000	2.250		05/15/20	125,280
25,000	2.750	(a)	06/01/22	24,985
50,000	3.125	(a)	06/01/24	50,253
200,000	3.450	(a)	06/01/27	201,321
Westlake Chemical Corp.(a)
75,000	3.600		08/15/26	74,437

				795,917

Media – 0.5%
21st Century Fox America, Inc.(a)
75,000	3.700		09/15/24	78,405
CCO Safari II LLC(a)
50,000	4.464		07/23/22	53,273
200,000	4.908		07/23/25	216,064
25,000	6.484		10/23/45	30,006
Comcast Corp.(a)
125,000	3.375		08/15/25	128,239
Time Warner Cable LLC
50,000	5.000		02/01/20	53,340
25,000	5.875	(a)	11/15/40	27,865

				587,192

Metals and Mining(c) – 0.6%
Glencore Finance Canada Ltd.
350,000	2.700		10/25/17	350,525
Glencore Funding LLC
75,000	4.125		05/30/23	76,957
200,000	4.000	(a)	03/27/27	196,779

				624,261

Noncaptive-Financial – 0.4%
AerCap Ireland Capital DAC
250,000	4.625		07/01/22	267,933
International Lease Finance Corp.(c)
150,000	7.125		09/01/18	158,752

				426,685

Corporate Bonds – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 2.4%
AbbVie, Inc.(a)
$125,000	2.500%		05/14/20	$126,449
75,000	2.300		05/14/21	74,814
Allergan Funding SCS
225,000	2.350		03/12/18	225,939
25,000	4.850	(a)	06/15/44	27,037
Amgen, Inc.(a)
200,000	3.125		05/01/25	200,442
Bayer US Finance LLC(c)
400,000	3.000		10/08/21	408,074
EMD Finance LLC(a)(c)
375,000	2.950		03/19/22	381,658
Forest Laboratories LLC(a)(c)
87,000	4.375		02/01/19	89,721
100,000	5.000		12/15/21	109,180
Mylan NV(a)
300,000	3.950		06/15/26	303,972
Shire Acquisitions Investments Ireland DAC
225,000	1.900		09/23/19	223,955
200,000	3.200	(a)	09/23/26	195,571
Teva Pharmaceutical Finance Netherlands III BV
50,000	3.150		10/01/26	47,484
Thermo Fisher Scientific, Inc.(a)
175,000	3.000		04/15/23	176,421
100,000	3.650		12/15/25	102,878

				2,693,595

Pipelines(a) – 1.1%
Columbia Pipeline Group, Inc.
100,000	3.300		06/01/20	102,462
Enbridge, Inc.
100,000	2.900		07/15/22	99,800
50,000	3.500		06/10/24	49,978
EnLink Midstream Partners LP
175,000	4.150		06/01/25	172,815
75,000	4.850		07/15/26	78,031
Enterprise Products Operating LLC
25,000	3.350		03/15/23	25,671
Enterprise Products Operating LLC Series A(b)
250,000	4.877		08/01/66	250,937
Sunoco Logistics Partners Operations LP
50,000	4.250		04/01/24	50,572
Williams Partners LP
80,000	3.600		03/15/22	81,733
175,000	3.900		01/15/25	176,922
125,000	4.000		09/15/25	127,301

				1,216,222

Property/Casualty Insurance – 0.2%
Chubb Corp. (The)(a)(b)
125,000	3.408		04/15/37	124,062
Hartford Financial Services Group, Inc. (The)
25,000	5.125		04/15/22	27,751
Willis North America, Inc.(a)
100,000	3.600		05/15/24	101,008

				252,821

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Bonds – (continued)
Real Estate Investment Trusts – 1.8%
American Campus Communities Operating Partnership LP(a)
$275,000	4.125%		07/01/24	$287,405
Crown Castle International Corp.(a)
75,000	2.250		09/01/21	73,785
CubeSmart LP(a)
125,000	4.000		11/15/25	127,669
HCP, Inc.(a)
25,000	2.625		02/01/20	25,183
Healthcare Realty Trust, Inc.
350,000	5.750		01/15/21	383,333
Healthcare Trust of America Holdings LP(a)
100,000	3.375		07/15/21	102,001
National Retail Properties, Inc.(a)
125,000	4.000		11/15/25	127,824
Select Income REIT(a)
50,000	2.850		02/01/18	50,208
75,000	3.600		02/01/20	76,005
Ventas Realty LP(a)
150,000	3.100		01/15/23	150,501
125,000	3.500		02/01/25	124,190
VEREIT Operating Partnership LP(a)
75,000	4.875		06/01/26	79,288
Welltower, Inc.
375,000	2.250		03/15/18	375,986

				1,983,378

Retailing(a) – 0.1%
Home Depot, Inc. (The)
75,000	4.250		04/01/46	80,466

Software & Services(a) – 0.5%
Fidelity National Information Services, Inc.
250,000	3.625		10/15/20	261,886
125,000	3.000		08/15/26	121,039
Fiserv, Inc.
150,000	2.700		06/01/20	151,768

				534,693

Technology – 1.6%
Amphenol Corp.(a)
125,000	3.125		09/15/21	127,906
Broadcom Corp.(a)(c)
275,000	3.625		01/15/24	281,324
25,000	3.875		01/15/27	25,673
Cisco Systems, Inc.
100,000	2.200		02/28/21	100,540
DXC Technology Co.(a)(c)
150,000	4.250		04/15/24	155,194
Hewlett Packard Enterprise Co.(a)
125,000	4.900		10/15/25	131,050
NXP BV(c)
375,000	4.125		06/01/21	394,875
Oracle Corp.(a)
200,000	2.500		05/15/22	201,898

Corporate Bonds – (continued)
Technology – (continued)
QUALCOMM, Inc.(a)
$150,000	2.600%		01/30/23	$149,453
175,000	2.900		05/20/24	174,643

				1,742,556

Tobacco – 0.7%
Imperial Brands Finance plc(c)
400,000	2.050		02/11/18	400,396
Reynolds American, Inc.(a)
375,000	4.450		06/12/25	401,756

				802,152

Transportation(c) – 0.5%
ERAC USA Finance LLC
350,000	2.350		10/15/19	350,544
Penske Truck Leasing Co. LP(a)
200,000	3.375		02/01/22	204,877

				555,421

Wireless Telecommunications – 3.4%
American Tower Corp.
75,000	3.300	(a)	02/15/21	76,959
125,000	4.700		03/15/22	135,343
AT&T, Inc.
225,000	2.300		03/11/19	226,335
25,000	2.800	(a)	02/17/21	25,265
175,000	3.200	(a)	03/01/22	177,135
250,000	3.800		03/15/22	258,758
150,000	3.000	(a)	06/30/22	150,078
135,000	3.600	(a)	02/17/23	138,167
200,000	3.400	(a)	05/15/25	196,618
100,000	4.125	(a)	02/17/26	102,527
100,000	4.250	(a)	03/01/27	103,395
Verizon Communications, Inc.
850,000	4.500		09/15/20	908,005
621,000	2.946	(c)	03/15/22	625,315
400,000	5.150		09/15/23	444,315
150,000	2.625		08/15/26	137,969

				3,706,184

Wirelines Telecommunications – 0.4%
Telefonica Emisiones SAU
175,000	3.192		04/27/18	176,850
225,000	5.462		02/16/21	247,484

				424,334

TOTAL CORPORATE BONDS
(Cost $39,726,426)				$40,444,413

Mortgage-Backed Securities – 25.0%
Adjustable Rate FHLMC(b) – 0.4%
$463,060	2.821%		09/01/35	$488,534

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Securities – (continued)
Adjustable Rate FNMA(b) – 0.8%
$212,058	3.125%	05/01/33		$220,413
382,591	3.208	05/01/35		404,897
234,278	3.194	09/01/35		248,420

				873,730

FHLMC – 1.8%
13,627	5.500	02/01/18		13,751
1,306	5.500	04/01/18		1,317
785	4.500	09/01/18		797
2,088	5.500	09/01/18		2,125
12	9.500	08/01/20		12
22,608	6.500	10/01/20		25,043
5,928	4.500	07/01/24		6,281
34,060	4.500	11/01/24		36,193
8,082	4.500	12/01/24		8,567
8,615	6.000	03/01/29		9,681
151	6.000	04/01/29		169
10,493	7.500	12/01/29		12,232
110,559	7.000	05/01/32		129,716
176	6.000	08/01/32		196
56,031	7.000	12/01/32		65,829
3,366	5.000	10/01/33		3,662
5,015	5.000	07/01/35		5,480
6,893	5.000	12/01/35		7,586
56,327	5.500	01/01/37		62,244
1,486	5.000	03/01/38		1,622
97,149	7.000	02/01/39		112,486
3,371	5.000	06/01/41		3,685
1,438,329	3.500	04/01/43		1,486,198

				1,994,872

FNMA – 10.3%
14,560	5.500	02/01/18		14,686
15,786	5.000	05/01/18		15,970
1,925	6.500	08/01/18		1,962
11,025	7.000	08/01/18		11,175
715	5.000	06/01/23		755
66,667	5.500	09/01/23		70,802
18,504	5.500	10/01/23		19,726
3,764	4.500	07/01/24		3,985
89,697	4.500	11/01/24		95,294
39,548	4.500	12/01/24		42,044
60	7.000	07/01/25		68
10,638	9.000	11/01/25		12,270
36,488	7.000	08/01/26		41,260
629	7.000	08/01/27		726
4,839	7.000	09/01/27		5,243
112	7.000	01/01/28		128
61,139	6.000	02/01/29		69,344
55,474	6.000	06/01/29		62,934
18,293	8.000	10/01/29		20,882
5,090	7.000	12/01/29		5,861
1,274	8.500	04/01/30		1,549
2,371	8.000	05/01/30		2,703
221	8.500	06/01/30		243

Mortgage-Backed Securities – (continued)
FNMA – (continued)
$6,142	7.000%	05/01/32		$7,149
47,955	7.000	06/01/32		56,286
56,528	7.000	08/01/32		66,484
8,992	8.000	08/01/32		10,100
2,652	5.000	08/01/33		2,903
642	5.500	09/01/33		720
804	5.500	02/01/34		901
164	5.500	04/01/34		185
5,412	5.500	12/01/34		6,073
26,491	5.000	04/01/35		29,138
47,063	6.000	04/01/35		53,248
1,079	5.500	09/01/35		1,215
103,630	6.000	10/01/35		118,221
231,900	6.000	09/01/36		263,833
68	5.500	02/01/37		77
139	5.500	04/01/37		157
148,525	5.500	08/01/37		165,094
206	5.500	03/01/38		231
217	5.500	06/01/38		244
158	5.500	07/01/38		177
151	5.500	08/01/38		170
119	5.500	09/01/38		133
2,278	5.500	10/01/38		2,561
50	5.500	12/01/38		57
123,215	5.000	01/01/39		136,132
60,516	7.000	03/01/39		70,085
193,840	6.000	05/01/39		218,700
13,971	4.500	08/01/39		15,205
54,962	3.000	01/01/43		55,363
217,733	3.000	03/01/43		219,324
303,487	3.000	04/01/43		305,721
227,804	3.000	05/01/43		229,539
765,229	3.500	07/01/43		789,212
800,826	4.500	04/01/45		873,526
94,634	4.500	05/01/45		101,781
841,098	3.500	05/01/46		866,364
1,000,000	4.000	TBA-30yr	(e)	1,049,473
3,000,000	3.500	TBA-30yr	(e)	3,080,625
2,000,000	4.000	TBA-30yr	(e)	2,102,031

				11,398,048

GNMA – 11.7%
2,018	7.000	10/15/25		2,052
7,235	7.000	11/15/25		7,795
1,181	7.000	02/15/26		1,212
5,513	7.000	04/15/26		6,096
3,176	7.000	03/15/27		3,667
24,125	7.000	11/15/27		27,073
397	7.000	01/15/28		434
17,630	7.000	02/15/28		19,137
2,278	7.000	03/15/28		2,604
1,012	7.000	04/15/28		1,177
215	7.000	05/15/28		245
3,756	7.000	06/15/28		4,348
7,879	7.000	07/15/28		9,159

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Securities – (continued)
GNMA – (continued)
$13,418	7.000%	09/15/28	$15,636
2,256	7.000	11/15/28	2,624
2,554	7.500	11/15/30	2,562
149,672	6.000	08/20/34	169,701
159,046	5.000	06/15/40	173,962
749,669	4.000	08/20/43	792,394
387,647	4.000	08/20/45	408,650
1,573,838	4.000	10/20/45	1,658,124
60,618	4.000	11/20/45	63,845
828,086	4.000	01/20/46	871,657
289,615	4.000	02/20/46	304,854
793,308	4.000	03/20/46	835,050
3,317,894	4.000	04/20/46	3,492,990
840,694	4.000	05/20/46	885,060
997,991	4.000	05/20/47	1,052,686
1,000,000	4.000	06/20/47	1,055,723
1,000,000	4.000	07/20/47	1,056,289

			12,926,806

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $27,549,246)			$27,681,990

Collateralized Mortgage Obligations – 2.2%
Adjustable Rate Non-Agency(a)(b) – 0.5%
Alternative Loan Trust Series 2005-38, Class A1
$111,891	2.232%	09/25/35	$109,505
Lehman XS Trust Series 2005-7N, Class 1A1A
200,848	1.486	12/25/35	192,899
MASTR Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
251,890	1.582	12/25/46	247,202

			549,606

Regular Floater(b) – 1.3%
Connecticut Avenue Securities Series 2014-C03, Class 1M1(a)
7,506	2.416	07/25/24	7,517
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A1(a)(c)
300,000	2.017	04/10/19	300,034
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2(a)(c)
200,000	2.067	04/10/19	200,047
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A(a)(c)
500,000	2.417	03/10/19	500,074
Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1(a)(c)
150,000	1.967	07/10/19	150,063
Station Place Securitization Trust Series 2015-2, Class A(c)
300,000	2.189	05/15/18	300,000

			1,457,735

Collateralized Mortgage Obligations – (continued)
Sequential Fixed Rate – 0.4%
FNMA REMIC Series 2012-111, Class B
$19,678	7.000%	10/25/42	$22,688
FNMA REMIC Series 2012-153, Class B
52,106	7.000	07/25/42	60,312
NCUA Guaranteed Notes Series A4
300,000	3.000	06/12/19	307,757

			390,757

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,334,533)			$2,398,098

Commercial Mortgage-Backed Security(b) – 0.3%
Sequential Fixed Rate – 0.3%
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A
$297,269	5.608%	05/15/46	$297,294
(Cost $327,437)

U.S. Government Agency Securities – 2.0%
FHLB
$600,000	2.125%	06/09/23	$599,636
100,000	3.375	12/08/23	106,713

FNMA
400,000	1.875	09/24/26	379,258
400,000	6.250	05/15/29	542,584

Tennessee Valley Authority
500,000	3.875%	02/15/21	536,975

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $2,154,005)			$2,165,166

Asset-Backed Securities(b) – 12.1%
Collateralized Loan Obligations(c) – 4.5%
Acis CLO Ltd. Series 2013-1A, Class ACOM(a)
$1,500,000	2.386%	04/18/24	$1,491,450
Acis CLO Ltd. Series 2013-2A, Class BR(a)
121,437	2.208	10/14/22	121,454
Acis CLO Ltd. Series 2013-2A, Class C2R(a)
200,000	2.458	10/14/22	199,999
BlueMountain CLO Ltd. Series 2014-2A, Class AR(a)
550,000	0.000	07/20/26	550,000
Cutwater Ltd. Series 2014-1A, Class A1AR(a)
550,000	2.469	07/15/26	549,724
Neuberger Berman CLO XIX Ltd. Series 2015-19A, Class A1R(a)
550,000	0.000	07/15/27	550,000
OFSI Fund V Ltd. Series 2013-5A, Class A1LA
734,299	2.088	04/17/25	732,487
Voya CLO Ltd. Series 2014-4A, Class A1R(a)
800,000	0.000	10/14/26	800,000

			4,995,114

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(b) – (continued)
Home Equity(a) – 0.1%
GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
$29,649	7.000%	09/25/37	$30,107
GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
77,412	6.809	09/25/37	79,766

			109,873

Student Loans – 7.5%
Academic Loan Funding Trust Series 2012-1A, Class A2(a)(c)
550,000	2.316	12/27/44	547,966
AccessLex Institute Series 2005-2, Class A3(a)
133,247	1.352	11/22/24	133,239
Brazos Higher Education Authority, Inc. Series 2005-2, Class A11
99,024	1.436	09/27/21	98,847
Chase Education Loan Trust Series 2007-A, Class A3(a)
45,210	1.365	12/28/23	45,081
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)(c)
520,816	2.566	07/26/66	523,580
Edsouth Indenture No. 10 LLC Series 2015-2, Class A(a)(c)
333,744	2.216	12/25/56	333,744
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(a)(c)
550,000	2.566	03/25/36	558,702
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(a)(c)
350,000	2.216	04/25/33	351,101
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3(a)
300,000	2.262	07/20/43	294,389
Navient Student Loan Trust Series 2016-5A, Class A(a)(c)
1,052,228	2.466	06/25/65	1,068,826
Navient Student Loan Trust Series 2016-7A, Class A(a)(c)
513,870	2.366	03/25/66	519,740
Nelnet Student Loan Trust Series 2006-1, Class A6(a)(c)
500,000	1.636	08/23/36	477,955
Nelnet Student Loan Trust Series 2006-2, Class A5(a)
293,782	1.256	01/25/30	293,355
Northstar Education Finance, Inc. Series 2004-2, Class A3
1,253	1.342	07/30/18	1,252
Northstar Education Finance, Inc. Series 2007-1, Class A1(a)
100,000	1.272	04/28/30	98,509
Scholar Funding Trust Series 2010-A, Class A(a)(c)
146,419	1.922	10/28/41	144,301
SLC Student Loan Trust Series 2006-1, Class A5(a)
457,237	1.356	03/15/27	455,172
SLM Student Loan Trust Series 2003-7A, Class A5A(a)(c)
415,138	2.446	12/15/33	419,385
SLM Student Loan Trust Series 2004-8A, Class A6(a)(c)
400,000	1.786	01/25/40	394,830
SLM Student Loan Trust Series 2005-3, Class A5(a)
164,684	1.246	10/25/24	164,430
SLM Student Loan Trust Series 2005-5, Class A5(a)
100,000	1.906	10/25/40	97,756
SLM Student Loan Trust Series 2006-2, Class A5(a)
184,485	1.266	07/25/25	184,474
SLM Student Loan Trust Series 2007-7, Class A4(a)
212,862	1.486	01/25/22	209,592

Asset-Backed Securities(b) – (continued)
Student Loans – (continued)
SLM Student Loan Trust Series 2008-5, Class A4(a)
$438,554	2.856%	07/25/23	$449,307
SLM Student Loan Trust Series 2008-6, Class A4(a)
300,000	2.256	07/25/23	301,639
SLM Student Loan Trust Series 2008-8, Class A4(a)
150,000	2.656	04/25/23	153,412

			8,320,584

TOTAL ASSET-BACKED SECURITIES
(Cost $13,266,144)			$13,425,571

Foreign Government Securities – 2.3%
Colombia Government International Bond(a)
$240,000	4.000%	02/26/24	$249,000
Hashemite Kingdom of Jordan Government AID Bond(f)
700,000	2.503	10/30/20	713,538
Indonesia Government International Note(c)
230,000	4.750	01/08/26	246,962
Israel Government AID Bond(f)
400,000	5.500	09/18/23	476,304
200,000	5.500	12/04/23	237,678
100,000	5.500	04/26/24	119,154
Mexico Government International Bond
470,000	3.600	01/30/25	476,580

TOTAL FOREIGN GOVERNMENT SECURITIES
(Cost $2,485,058)			$2,519,216

Supranational – 0.2%
Inter-American Development Bank
$200,000	1.000%	02/27/18	$198,930
(Cost $199,734)

Municipal Bonds – 0.8%
California – 0.3%
California State Various Purpose GO Bonds Series 2010
$140,000	7.950%	03/01/36	$159,720
105,000	7.625	03/01/40	160,414

			320,134

Illinois – 0.2%
Illinois State GO Bonds for Build America Bonds Series 2010-5
250,000	7.350	07/01/35	267,498

Ohio – 0.3%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
250,000	6.270	02/15/50	310,532

TOTAL MUNICIPAL BONDS
(Cost $750,161)			$898,164

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – 23.6%
U.S. Treasury Bonds
$470,000	2.750%		11/15/42	$464,642
410,000	3.125		02/15/43	433,349
490,000	3.625		02/15/44	564,730
490,000	3.125		08/15/44	517,856
100,000	3.000		11/15/44	103,224
200,000	2.875		08/15/45	201,162
1,350,000	3.000	(g)	11/15/45	1,391,040
5,200,000	2.875		11/15/46	5,230,420
130,000	3.000		05/15/47	134,219
U.S. Treasury Inflation Indexed Bond (TIPS)
101,297	0.875		02/15/47	98,466
U.S. Treasury Inflation Indexed Notes (TIPS)
261,043	0.125		04/15/20	261,541
257,930	0.125		04/15/21	257,688
429,668	0.625		01/15/24	436,095
412,952	0.250		01/15/25	405,924
205,818	0.625		01/15/26	207,287
U.S. Treasury Notes
1,400,000	1.375		04/30/21	1,382,276
2,630,000	2.250		01/31/24	2,654,906
610,000	2.125		03/31/24	610,415
4,400,000	2.000		04/30/24	4,366,824
3,100,000	2.000		05/31/24	3,074,828
620,000	2.000		06/30/24	614,526
1,640,000	2.250		11/15/25	1,640,508
U.S. Treasury STRIPS Bond(h)
1,800,000	0.000		02/15/36	1,080,216

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $25,896,025)				$26,132,142

Shares	Distribution Rate	Value
Investment Company(b)(i) – 1.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,111,197	0.845%	$1,111,197
(Cost $1,111,197)

TOTAL INVESTMENTS – 106.1%
(Cost $115,799,966)		$117,272,181

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.1)%		(6,767,062)

NET ASSETS – 100.0%		$110,505,119

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $19,180,400, which represents approximately 17.4% of net assets as of June 30, 2017.
(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $996,960, which represents 0.9% of net assets as of June 30, 2017.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $6,232,129 which represents approximately 5.6% of net assets as of June 30, 2017.
(f)	Guaranteed by the United States Government. Total market value of these securities amounts to $1,546,674, which represents 1.4% of net assets as of June 30, 2017.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
EURIBOR	—Euro Interbank Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIPS	—Treasury Inflation-Protected Securities
UK-RPI	—United Kingdom Retail Price Index

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
TWD	—Taiwan Dollar
USD	—United States Dollar

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	222,000	NZD	232,835	09/20/17	$170,460	$85
	AUD	155,487	USD	116,312	07/27/17	119,470	3,158
	AUD	2,313,532	USD	1,753,677	09/20/17	1,776,424	22,747
	CAD	3,857,056	USD	2,887,365	09/20/17	2,977,998	90,633
	EUR	30,663	AUD	45,532	09/20/17	35,167	206
	EUR	376,000	CHF	410,430	09/20/17	431,225	1,049
	EUR	77,000	GBP	67,509	09/20/17	88,309	170
	EUR	262,792	JPY	32,445,614	09/20/17	301,389	11,931
	EUR	46,000	NOK	438,141	09/20/17	52,756	196
	EUR	895,867	USD	1,014,775	08/24/17	1,025,963	11,188
	EUR	987,653	USD	1,119,608	09/20/17	1,132,715	13,107
	GBP	53,857	CAD	90,860	09/20/17	70,316	163
	GBP	54,270	EUR	61,140	09/20/17	70,855	735
	GBP	299,534	USD	382,174	08/10/17	390,599	8,425
	GBP	522,887	USD	664,318	09/20/17	682,680	18,362
	JPY	35,797,320	USD	318,614	09/20/17	319,360	746
	NOK	581,007	CAD	90,080	09/20/17	69,699	149
	NOK	1,429,977	CHF	163,000	09/20/17	171,544	702
	NOK	4,941,332	EUR	514,363	09/20/17	592,775	2,866
	NOK	1,453,064	USD	172,000	09/20/17	174,313	2,313
	NZD	1,633,799	USD	1,177,878	09/20/17	1,195,524	17,646
	SEK	30,540,838	EUR	3,134,894	09/20/17	3,640,937	45,967
	SEK	996,930	NOK	969,446	09/20/17	118,862	2,565
	SEK	875,996	USD	98,920	07/12/17	104,020	5,100
	SEK	809,796	USD	93,221	09/20/17	96,550	3,329
	USD	31,393	EUR	27,366	09/20/17	31,385	8
	USD	94,955	JPY	10,525,255	07/20/17	93,642	1,313
	USD	4,316,298	JPY	475,009,536	09/20/17	4,237,717	78,581
	USD	285	TWD	8,564	09/11/17	282	3
TOTAL							$343,443

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	CHF	766,597	EUR	706,762	09/20/17	$803,479	$(7,089)
	EUR	36,577	CAD	54,354	09/20/17	41,950	(17)
	EUR	1,013,855	SEK	9,795,681	09/20/17	1,162,766	(5,159)
	EUR	75,000	USD	86,032	09/20/17	86,016	(16)
	JPY	29,370,806	EUR	234,032	09/20/17	262,027	(6,379)
	JPY	11,613,101	USD	104,768	07/20/17	103,320	(1,448)
	JPY	317,857,123	USD	2,860,061	09/20/17	2,835,710	(24,351)
	NOK	1,346,973	CAD	210,274	09/20/17	161,586	(764)
	NOK	19,667,573	EUR	2,072,218	09/20/17	2,359,376	(17,199)
	NZD	236,000	CAD	225,159	09/20/17	172,692	(1,151)
	USD	122,287	AUD	163,475	07/27/17	125,607	(3,320)
	USD	1,818,745	AUD	2,406,563	09/20/17	1,847,857	(29,112)
	USD	2,920,772	CAD	3,862,396	09/20/17	2,982,121	(61,349)
	USD	342,000	CHF	326,678	09/20/17	342,395	(395)
	USD	910,749	EUR	805,000	08/24/17	921,901	(11,152)
	USD	1,856,019	EUR	1,639,032	09/20/17	1,879,766	(23,747)
	USD	410,925	GBP	322,068	08/10/17	419,984	(9,059)
	USD	3,421,600	GBP	2,672,570	09/20/17	3,489,313	(67,713)
	USD	51,000	JPY	5,720,517	09/20/17	51,035	(35)
	USD	34,365	NOK	290,809	09/20/17	34,886	(521)
	USD	1,638,400	NZD	2,266,097	09/20/17	1,658,204	(19,804)
	USD	107,092	SEK	948,368	07/12/17	112,613	(5,521)
	USD	72,118	SEK	614,197	09/20/17	73,230	(1,112)
TOTAL							$(296,413)

FORWARD SALES CONTRACT — At June 30, 2017, the Fund had the following forward sales contract:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC (Proceeds Received: $1,031,992)	3.500%	TBA-30yr	07/15/47	$(1,000,000)	$(1,027,148)

(a)	TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
3 Year Australian Government Bonds	21	September 2017	$1,802,145	$(11,032)
90 Day Eurodollar	(14)	December 2018	(3,437,000)	(3,488)
U.S. Long Bonds	11	September 2017	1,690,563	2,234
U.S. Ultra Long Treasury Bonds	(8)	September 2017	(1,327,000)	(12,833)
2 Year U.S. Treasury Notes	43	September 2017	9,292,703	(10,854)
5 Year U.S. Treasury Notes	33	September 2017	3,888,586	(14,482)
10 Year U.S. Treasury Notes	(33)	September 2017	(4,142,531)	32,137
TOTAL				$(18,318)

SWAP CONTRACTS — At June 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	9,470		06/15/18	0.050%	3 Month STIBOR	$4,534	$1,271
GBP	14,860	(a)	06/21/18	0.590	3 Month LIBOR	733	—
SEK	9,950	(a)	09/15/18	(0.330)	3 Month STIBOR	52	664
EUR	3,860	(a)	03/14/19	0.010	6 Month EURIBOR	(453)	5,088
CHF	4,360	(a)	03/29/19	(0.554)	6 Month LIBOR	173	(2,371)
	$3,040	(a)	05/11/19	3 Month LIBOR	1.826%	(336)	(2,516)
SEK	12,530	(a)	06/29/19	(0.100)	3 Month STIBOR	8	(953)
AUD	3,080	(a)	09/20/19	3 Month BBR	1.800	2,633	7,306
CAD	18,740	(a)	09/20/19	1.250	3 Month BA	(19,927)	(50,148)
NOK	2,400	(a)	09/20/19	1.000	6 Month NIBOR	(669)	(218)
	$2,390	(a)	09/20/19	3 Month LIBOR	1.750	(6,314)	2,679
	10,680	(a)	12/20/19	2.250	3 Month LIBOR	15,389	22,761
EUR	4,670	(a)	02/11/21	0.250	6 Month EURIBOR	1,005	(4,936)
	$3,010	(a)	02/11/21	3 Month LIBOR	2.250	5,692	(19,104)
GBP	890	(a)	03/11/21	6 Month LIBOR	1.000	(317)	1,532
AUD	170	(a)	09/20/22	6 Month BBR	2.250	259	1,660
CAD	1,000	(a)	09/20/22	1.500	3 Month BA	(3,194)	(8,078)
EUR	3,730	(a)	09/20/22	0.250	6 Month EURIBOR	15,114	(31,972)
SEK	16,860	(a)	09/20/22	0.250	3 Month STIBOR	(3,818)	(22,329)
	$5,990	(a)	09/20/22	3 Month LIBOR	2.000	(31,685)	29,821
EUR	1,580	(a)	01/12/27	1.330	6 Month EURIBOR	(12,082)	2,218
GBP	1,650	(a)	03/16/27	1.600	6 Month LIBOR	10,376	(20,124)
EUR	2,330	(a)	09/20/27	1.000	6 Month EURIBOR	52,790	(38,728)
GBP	1,610	(a)	09/20/27	6 Month LIBOR	1.500	(70,498)	47,824
	$560	(a)	09/20/27	2.500	3 Month LIBOR	17,971	(7,694)
	1,510	(a)	12/20/28	3 Month LIBOR	2.790	(25,125)	(19,340)
GBP	1,260	(a)	01/11/32	6 Month LIBOR	1.940	5,521	(863)
	330	(a)	09/20/32	6 Month LIBOR	1.500	(7,420)	12,082
	1,160	(a)	03/17/37	6 Month LIBOR	1.750	(2,708)	27,547
JPY	14,480	(a)	09/20/37	6 Month LIBOR	0.750	(2,823)	853
GBP	100	(a)	09/20/47	6 Month LIBOR	1.500	(2,952)	6,821
	$100	(a)	09/20/47	3 Month LIBOR	2.500	(1,952)	2,837
	TOTAL					$(60,023)	$(56,410)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2017.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INFLATION-LINKED SWAP CONTRACT

			Rates Exchanged
Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)(a)
GBP	100	06/15/27	3.364%	1 Month UK-RPI	$(1,024)

(a)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 99.3%
Automobiles & Components – 0.7%
1,684	BorgWarner, Inc.	$71,334
2,151	Delphi Automotive plc	188,535
31,981	Ford Motor Co.	357,867
11,090	General Motors Co.	387,374
1,969	Goodyear Tire & Rubber Co. (The)	68,836
1,380	Harley-Davidson, Inc.	74,548

		1,148,494

Banks – 6.5%
80,705	Bank of America Corp.	1,957,903
6,525	BB&T Corp.	296,300
22,318	Citigroup, Inc.	1,492,628
4,082	Citizens Financial Group, Inc.	145,646
1,406	Comerica, Inc.	102,976
6,115	Fifth Third Bancorp	158,746
9,041	Huntington Bancshares, Inc.	122,234
28,821	JPMorgan Chase & Co.	2,634,240
8,868	KeyCorp	166,186
1,254	M&T Bank Corp.	203,085
2,617	People’s United Financial, Inc.	46,216
3,909	PNC Financial Services Group, Inc. (The)	488,117
9,850	Regions Financial Corp.	144,204
3,892	SunTrust Banks, Inc.	220,754
12,884	US Bancorp	668,937
36,475	Wells Fargo & Co.	2,021,080
1,723	Zions Bancorp	75,657

		10,944,909

Capital Goods – 7.3%
4,857	3M Co.	1,011,179
372	Acuity Brands, Inc.	75,620
813	Allegion plc	65,951
1,824	AMETEK, Inc.	110,480
3,558	Arconic, Inc.	80,589
4,569	Boeing Co. (The)	903,520
4,765	Caterpillar, Inc.	512,047
1,251	Cummins, Inc.	202,937
2,373	Deere & Co.	293,279
1,236	Dover Corp.	99,152
3,610	Eaton Corp. plc	280,966
5,183	Emerson Electric Co.	309,010
2,368	Fastenal Co.	103,079
1,025	Flowserve Corp.	47,591
1,113	Fluor Corp.	50,953
2,454	Fortive Corp.	155,461
1,257	Fortune Brands Home & Security, Inc.	82,007
2,290	General Dynamics Corp.	453,649
70,533	General Electric Co.	1,905,096
6,171	Honeywell International, Inc.	822,533
2,529	Illinois Tool Works, Inc.	362,279
2,051	Ingersoll-Rand plc	187,441
1,006	Jacobs Engineering Group, Inc.	54,716
7,671	Johnson Controls International plc	332,615

Common Stocks – (continued)
Capital Goods – (continued)
648	L3 Technologies, Inc.	$108,268
2,018	Lockheed Martin Corp.	560,217
2,528	Masco Corp.	96,595
1,416	Northrop Grumman Corp.	363,501
2,857	PACCAR, Inc.	188,676
1,100	Parker-Hannifin Corp.	175,802
1,321	Pentair plc	87,899
1,227	Quanta Services, Inc.*	40,393
2,361	Raytheon Co.	381,254
1,037	Rockwell Automation, Inc.	167,952
1,344	Rockwell Collins, Inc.	141,227
838	Roper Technologies, Inc.	194,022
478	Snap-on, Inc.	75,524
1,256	Stanley Black & Decker, Inc.	176,757
2,126	Textron, Inc.	100,135
401	TransDigm Group, Inc.	107,817
692	United Rentals, Inc.*	77,995
6,062	United Technologies Corp.	740,231
451	WW Grainger, Inc.	81,419
1,425	Xylem, Inc.	78,988

		12,446,822

Commercial & Professional Services – 0.6%
697	Cintas Corp.	87,850
957	Equifax, Inc.	131,511
2,597	IHS Markit Ltd.*	114,372
2,741	Nielsen Holdings plc	105,967
1,870	Republic Services, Inc.	119,175
1,037	Robert Half International, Inc.	49,703
728	Stericycle, Inc.*	55,561
1,243	Verisk Analytics, Inc.*	104,872
3,317	Waste Management, Inc.	243,302

		1,012,313

Consumer Durables & Apparel – 1.3%
2,290	Coach, Inc.	108,409
2,840	DR Horton, Inc.	98,179
923	Garmin Ltd.	47,101
3,009	Hanesbrands, Inc.	69,688
939	Hasbro, Inc.	104,708
1,075	Leggett & Platt, Inc.	56,470
1,593	Lennar Corp. Class A	84,939
2,776	Mattel, Inc.	59,767
1,268	Michael Kors Holdings Ltd.*	45,965
522	Mohawk Industries, Inc.*	126,162
3,891	Newell Brands, Inc.	208,635
10,743	NIKE, Inc. Class B	633,837
2,401	PulteGroup, Inc.	58,896
625	PVH Corp.	71,562
481	Ralph Lauren Corp.	35,498
1,605	Under Armour, Inc. Class A*(a)	34,925
1,616	Under Armour, Inc. Class C*	32,579
2,570	VF Corp.	148,032
589	Whirlpool Corp.	112,864

		2,138,216

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – 1.8%
3,426	Carnival Corp.	$224,643
239	Chipotle Mexican Grill, Inc.*	99,448
1,000	Darden Restaurants, Inc.	90,440
1,623	H&R Block, Inc.	50,167
1,673	Hilton Worldwide Holdings, Inc.	103,475
2,512	Marriott International, Inc. Class A	251,979
6,621	McDonald’s Corp.	1,014,072
1,371	Royal Caribbean Cruises Ltd.	149,754
11,780	Starbucks Corp.	686,892
825	Wyndham Worldwide Corp.	82,838
656	Wynn Resorts Ltd.	87,983
2,660	Yum Brands, Inc.	196,201

		3,037,892

Diversified Financials – 5.2%
458	Affiliated Managers Group, Inc.	75,964
6,098	American Express Co.	513,696
1,217	Ameriprise Financial, Inc.	154,912
8,461	Bank of New York Mellon Corp. (The)	431,680
15,409	Berkshire Hathaway, Inc. Class B*	2,609,822
988	BlackRock, Inc.	417,341
3,886	Capital One Financial Corp.	321,061
767	CBOE Holdings, Inc.	70,104
9,922	Charles Schwab Corp. (The)	426,249
2,766	CME Group, Inc.	346,414
3,054	Discover Financial Services	189,928
2,263	E*TRADE Financial Corp.*	86,062
2,720	Franklin Resources, Inc.	121,829
2,977	Goldman Sachs Group, Inc. (The)(b)	660,596
4,763	Intercontinental Exchange, Inc.	313,977
3,275	Invesco Ltd.	115,247
2,680	Leucadia National Corp.	70,109
1,334	Moody’s Corp.	162,321
11,508	Morgan Stanley	512,797
905	Nasdaq, Inc.	64,699
2,165	Navient Corp.	36,047
1,740	Northern Trust Corp.	169,145
1,068	Raymond James Financial, Inc.	85,675
2,103	S&P Global, Inc.	307,017
2,858	State Street Corp.	256,448
6,344	Synchrony Financial	189,178
1,952	T Rowe Price Group, Inc.	144,858

		8,853,176

Energy – 6.0%
4,540	Anadarko Petroleum Corp.	205,844
3,059	Apache Corp.	146,618
3,460	Baker Hughes, Inc.	188,605
3,676	Cabot Oil & Gas Corp.	92,194
5,166	Chesapeake Energy Corp.*(a)	25,675
15,360	Chevron Corp.	1,602,509
760	Cimarex Energy Co.	71,448
1,139	Concho Resources, Inc.*	138,423
10,089	ConocoPhillips	443,512

Common Stocks – (continued)
Energy – (continued)
4,184	Devon Energy Corp.	$133,762
4,682	EOG Resources, Inc.	423,815
1,437	EQT Corp.	84,194
34,376	Exxon Mobil Corp.	2,775,174
7,009	Halliburton Co.	299,354
897	Helmerich & Payne, Inc.(a)	48,743
2,186	Hess Corp.	95,900
15,597	Kinder Morgan, Inc.	298,839
6,824	Marathon Oil Corp.	80,864
4,176	Marathon Petroleum Corp.	218,530
1,234	Murphy Oil Corp.	31,627
3,080	National Oilwell Varco, Inc.	101,455
1,619	Newfield Exploration Co.*	46,077
3,593	Noble Energy, Inc.	101,682
6,158	Occidental Petroleum Corp.	368,679
3,093	ONEOK, Inc.	161,331
3,527	Phillips 66	291,648
1,396	Pioneer Natural Resources Co.	222,774
1,521	Range Resources Corp.	35,242
11,244	Schlumberger Ltd.	740,305
3,795	TechnipFMC plc*	103,224
1,234	Tesoro Corp.	115,502
3,110	Transocean Ltd.*	25,595
3,655	Valero Energy Corp.	246,566
6,739	Williams Cos., Inc. (The)	204,057

		10,169,767

Food & Staples Retailing – 1.9%
3,546	Costco Wholesale Corp.	567,112
8,286	CVS Health Corp.	666,692
7,366	Kroger Co. (The)	171,775
4,033	Sysco Corp.	202,981
6,954	Walgreens Boots Alliance, Inc.	544,568
11,961	Wal-Mart Stores, Inc.	905,208
2,532	Whole Foods Market, Inc.	106,622

		3,164,958

Food, Beverage & Tobacco – 5.2%
15,652	Altria Group, Inc.	1,165,604
4,695	Archer-Daniels-Midland Co.	194,279
1,436	Brown-Forman Corp. Class B	69,790
1,507	Campbell Soup Co.	78,590
31,169	Coca-Cola Co. (The)	1,397,930
3,225	Conagra Brands, Inc.	115,326
1,405	Constellation Brands, Inc. Class A	272,191
1,477	Dr Pepper Snapple Group, Inc.	134,569
4,633	General Mills, Inc.	256,668
1,166	Hershey Co. (The)	125,193
2,176	Hormel Foods Corp.	74,223
952	JM Smucker Co. (The)	112,650
2,011	Kellogg Co.	139,684
4,858	Kraft Heinz Co. (The)	416,039
926	McCormick & Co., Inc. (Non-Voting)	90,294
1,484	Molson Coors Brewing Co. Class B	128,129

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
12,331	Mondelez International, Inc. Class A	$532,576
3,219	Monster Beverage Corp.*	159,920
11,612	PepsiCo, Inc.	1,341,070
12,590	Philip Morris International, Inc.	1,478,696
6,716	Reynolds American, Inc.	436,809
2,307	Tyson Foods, Inc. Class A	144,487

		8,864,717

Health Care Equipment & Services – 5.7%
14,057	Abbott Laboratories	683,311
2,677	Aetna, Inc.	406,449
616	Align Technology, Inc.*	92,474
1,339	AmerisourceBergen Corp.	126,576
2,145	Anthem, Inc.	403,539
3,995	Baxter International, Inc.	241,857
1,849	Becton Dickinson and Co.	360,758
11,148	Boston Scientific Corp.*	309,023
2,583	Cardinal Health, Inc.	201,267
1,386	Centene Corp.*	110,714
2,394	Cerner Corp.*	159,129
2,064	Cigna Corp.	345,493
395	Cooper Cos., Inc. (The)	94,571
588	CR Bard, Inc.	185,873
4,953	Danaher Corp.	417,984
1,313	DaVita, Inc.*	85,030
1,907	DENTSPLY SIRONA, Inc.	123,650
1,687	Edwards Lifesciences Corp.*	199,471
912	Envision Healthcare Corp.*	57,155
4,794	Express Scripts Holding Co.*	306,049
2,295	HCA Healthcare, Inc.*	200,124
656	Henry Schein, Inc.*	120,061
2,080	Hologic, Inc.*	94,390
1,167	Humana, Inc.	280,803
716	IDEXX Laboratories, Inc.*	115,577
299	Intuitive Surgical, Inc.*	279,676
842	Laboratory Corp. of America Holdings*	129,786
1,725	McKesson Corp.	283,831
11,073	Medtronic plc	982,729
642	Patterson Cos., Inc.	30,142
1,088	Quest Diagnostics, Inc.	120,942
2,525	Stryker Corp.	350,419
7,802	UnitedHealth Group, Inc.	1,446,647
730	Universal Health Services, Inc. Class B	89,118
769	Varian Medical Systems, Inc.*	79,353
1,632	Zimmer Biomet Holdings, Inc.	209,549

		9,723,520

Household & Personal Products – 1.9%
2,035	Church & Dwight Co., Inc.	105,576
1,035	Clorox Co. (The)	137,903
7,139	Colgate-Palmolive Co.	529,214
3,784	Coty, Inc. Class A	70,988
1,825	Estee Lauder Cos., Inc. (The) Class A	175,164
2,886	Kimberly-Clark Corp.	372,611
20,713	Procter & Gamble Co. (The)	1,805,138

		3,196,594

Common Stocks – (continued)
Insurance – 2.8%
3,207	Aflac, Inc.	$249,120
2,928	Allstate Corp. (The)	258,952
7,178	American International Group, Inc.	448,769
2,109	Aon plc	280,392
1,466	Arthur J Gallagher & Co.	83,928
463	Assurant, Inc.	48,008
3,805	Chubb Ltd.	553,171
1,225	Cincinnati Financial Corp.	88,751
335	Everest Re Group Ltd.	85,288
3,026	Hartford Financial Services Group, Inc. (The)	159,077
1,806	Lincoln National Corp.	122,049
2,262	Loews Corp.	105,884
4,173	Marsh & McLennan Cos., Inc.	325,327
8,752	MetLife, Inc.	480,835
2,198	Principal Financial Group, Inc.	140,826
4,728	Progressive Corp. (The)	208,458
3,470	Prudential Financial, Inc.	375,246
905	Torchmark Corp.	69,233
2,249	Travelers Cos., Inc. (The)	284,566
1,797	Unum Group	83,794
1,018	Willis Towers Watson plc	148,078
2,189	XL Group Ltd.	95,878

		4,695,630

Materials – 2.8%
1,759	Air Products & Chemicals, Inc.	251,643
874	Albemarle Corp.	92,242
753	Avery Dennison Corp.	66,543
2,890	Ball Corp.	121,987
1,827	CF Industries Holdings, Inc.	51,083
9,135	Dow Chemical Co. (The)	576,144
1,211	Eastman Chemical Co.	101,712
2,107	Ecolab, Inc.	279,704
7,063	EI du Pont de Nemours & Co.	570,055
1,065	FMC Corp.	77,798
10,104	Freeport-McMoRan, Inc.*	121,349
653	International Flavors & Fragrances, Inc.	88,155
3,394	International Paper Co.	192,134
2,689	LyondellBasell Industries NV Class A	226,925
509	Martin Marietta Materials, Inc.	113,293
3,537	Monsanto Co.	418,639
2,830	Mosaic Co. (The)	64,609
4,246	Newmont Mining Corp.	137,528
2,544	Nucor Corp.	147,221
2,063	PPG Industries, Inc.	226,847
2,309	Praxair, Inc.	306,058
1,601	Sealed Air Corp.	71,661
651	Sherwin-Williams Co. (The)	228,475
1,082	Vulcan Materials Co.	137,068
2,063	WestRock Co.	116,890

		4,785,763

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Media – 3.0%
2,958	CBS Corp. (Non-Voting) Class B	$188,661
1,744	Charter Communications, Inc. Class A*	587,466
38,367	Comcast Corp. Class A	1,493,244
1,181	Discovery Communications, Inc. Class A*	30,505
1,693	Discovery Communications, Inc. Class C*	42,681
1,896	DISH Network Corp. Class A*	118,993
3,281	Interpublic Group of Cos., Inc. (The)	80,713
3,213	News Corp. Class A	44,018
1,017	News Corp. Class B	14,391
1,865	Omnicom Group, Inc.	154,608
820	Scripps Networks Interactive, Inc. Class A	56,014
6,317	Time Warner, Inc.	634,290
8,502	Twenty-First Century Fox, Inc. Class A	240,947
3,835	Twenty-First Century Fox, Inc. Class B	106,881
2,857	Viacom, Inc. Class B	95,909
11,823	Walt Disney Co. (The)	1,256,194

		5,145,515

Pharmaceuticals, Biotechnology & Life Sciences – 8.7%
12,889	AbbVie, Inc.	934,582
2,620	Agilent Technologies, Inc.	155,392
1,845	Alexion Pharmaceuticals, Inc.*	224,481
2,717	Allergan plc	660,476
5,961	Amgen, Inc.	1,026,663
1,734	Biogen, Inc.*	470,538
13,402	Bristol-Myers Squibb Co.	746,760
6,321	Celgene Corp.*	820,908
7,897	Eli Lilly & Co.	649,923
10,635	Gilead Sciences, Inc.	752,745
1,198	Illumina, Inc.*	207,877
1,383	Incyte Corp.*	174,134
21,855	Johnson & Johnson	2,891,198
852	Mallinckrodt plc*	38,178
22,143	Merck & Co., Inc.	1,419,145
208	Mettler-Toledo International, Inc.*	122,416
3,693	Mylan NV*	143,362
857	PerkinElmer, Inc.	58,396
1,177	Perrigo Co. plc	88,887
48,385	Pfizer, Inc.	1,625,252
619	Regeneron Pharmaceuticals, Inc.*	304,016
3,190	Thermo Fisher Scientific, Inc.	556,559
2,028	Vertex Pharmaceuticals, Inc.*	261,348
645	Waters Corp.*	118,577
3,977	Zoetis, Inc.	248,085

		14,699,898

Real Estate – 2.9%
743	Alexandria Real Estate Equities, Inc. (REIT)	89,509
3,442	American Tower Corp. (REIT)	455,445
1,262	Apartment Investment & Management Co. Class A (REIT)	54,228

Common Stocks – (continued)
Real Estate – (continued)
1,128	AvalonBay Communities, Inc. (REIT)	$216,768
1,235	Boston Properties, Inc. (REIT)	151,930
2,492	CBRE Group, Inc. Class A*	90,709
2,933	Crown Castle International Corp. (REIT)	293,828
1,246	Digital Realty Trust, Inc. (REIT)	140,736
598	Equinix, Inc. (REIT)	256,638
3,006	Equity Residential (REIT)	197,885
537	Essex Property Trust, Inc. (REIT)	138,154
1,008	Extra Space Storage, Inc. (REIT)	78,624
607	Federal Realty Investment Trust (REIT)	76,719
4,808	GGP, Inc. (REIT)	113,276
3,901	HCP, Inc. (REIT)	124,676
6,177	Host Hotels & Resorts, Inc. (REIT)	112,854
1,967	Iron Mountain, Inc. (REIT)	67,586
3,427	Kimco Realty Corp. (REIT)	62,885
1,019	Macerich Co. (The) (REIT)	59,163
925	Mid-America Apartment Communities, Inc. (REIT)	97,476
4,350	Prologis, Inc. (REIT)	255,084
1,200	Public Storage (REIT)	250,236
2,160	Realty Income Corp. (REIT)	119,189
1,226	Regency Centers Corp. (REIT)	76,797
2,533	Simon Property Group, Inc. (REIT)	409,738
832	SL Green Realty Corp. (REIT)	88,026
2,104	UDR, Inc. (REIT)	81,993
2,888	Ventas, Inc. (REIT)	200,658
1,416	Vornado Realty Trust (REIT)	132,962
2,982	Welltower, Inc. (REIT)	223,203
6,040	Weyerhaeuser Co. (REIT)	202,340

		4,919,315

Retailing – 5.4%
607	Advance Auto Parts, Inc.	70,770
3,219	Amazon.com, Inc.*	3,115,992
589	AutoNation, Inc.*(a)	24,832
233	AutoZone, Inc.*	132,917
1,107	Bed Bath & Beyond, Inc.	33,653
2,110	Best Buy Co., Inc.	120,966
1,465	CarMax, Inc.*	92,383
2,061	Dollar General Corp.	148,578
1,923	Dollar Tree, Inc.*	134,456
972	Expedia, Inc.	144,779
1,065	Foot Locker, Inc.	52,483
1,834	Gap, Inc. (The)	40,330
1,212	Genuine Parts Co.	112,425
9,692	Home Depot, Inc. (The)	1,486,753
1,416	Kohl’s Corp.	54,757
1,960	L Brands, Inc.	105,624
2,564	LKQ Corp.*	84,484
6,973	Lowe’s Cos., Inc.	540,617
2,445	Macy’s, Inc.	56,822
3,479	Netflix, Inc.*	519,797

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
849	Nordstrom, Inc.(a)	$40,608
726	O’Reilly Automotive, Inc.*	158,805
400	Priceline Group, Inc. (The)*	748,208
3,214	Ross Stores, Inc.	185,544
569	Signet Jewelers Ltd.(a)	35,984
5,583	Staples, Inc.	56,221
4,443	Target Corp.	232,325
828	Tiffany & Co.	77,724
5,217	TJX Cos., Inc. (The)	376,511
1,091	Tractor Supply Co.	59,143
829	TripAdvisor, Inc.*	31,668
480	Ulta Beauty, Inc.*	137,923

		9,214,082

Semiconductors & Semiconductor Equipment – 3.4%
6,445	Advanced Micro Devices, Inc.*	80,433
3,002	Analog Devices, Inc.	233,556
8,693	Applied Materials, Inc.	359,108
3,258	Broadcom Ltd.	759,277
38,164	Intel Corp.	1,287,653
1,275	KLA-Tencor Corp.	116,675
1,320	Lam Research Corp.	186,688
1,737	Microchip Technology, Inc.	134,062
8,460	Micron Technology, Inc.*	252,616
4,806	NVIDIA Corp.	694,755
1,028	Qorvo, Inc.*	65,093
11,952	QUALCOMM, Inc.	659,989
1,478	Skyworks Solutions, Inc.	141,814
8,047	Texas Instruments, Inc.	619,056
2,000	Xilinx, Inc.	128,640

		5,719,415

Software & Services – 13.2%
5,030	Accenture plc Class A	622,110
5,657	Activision Blizzard, Inc.	325,673
3,999	Adobe Systems, Inc.*	565,619
1,353	Akamai Technologies, Inc.*	67,393
452	Alliance Data Systems Corp.	116,024
2,414	Alphabet, Inc. Class A*	2,244,247
2,420	Alphabet, Inc. Class C*	2,199,127
698	ANSYS, Inc.*	84,933
1,593	Autodesk, Inc.*	160,606
3,641	Automatic Data Processing, Inc.	373,057
2,472	CA, Inc.	85,210
1,194	Citrix Systems, Inc.*	95,018
4,770	Cognizant Technology Solutions Corp. Class A	316,728
1,121	CSRA, Inc.	35,592
2,273	DXC Technology Co.	174,385
8,090	eBay, Inc.*	282,503
2,516	Electronic Arts, Inc.*	265,992
19,153	Facebook, Inc. Class A*	2,891,720
2,710	Fidelity National Information Services, Inc.	231,434

Common Stocks – (continued)
Software & Services – (continued)
1,709	Fiserv, Inc.*	$209,079
748	Gartner, Inc.*	92,385
1,271	Global Payments, Inc.	114,797
6,946	International Business Machines Corp.	1,068,503
1,995	Intuit, Inc.	264,956
7,618	Mastercard, Inc. Class A	925,206
62,656	Microsoft Corp.	4,318,878
24,341	Oracle Corp.	1,220,458
2,565	Paychex, Inc.	146,051
9,050	PayPal Holdings, Inc.*	485,713
1,466	Red Hat, Inc.*	140,369
5,335	salesforce.com, Inc.*	462,011
4,969	Symantec Corp.	140,374
1,263	Synopsys, Inc.*	92,111
1,361	Total System Services, Inc.	79,278
706	VeriSign, Inc.*	65,630
14,965	Visa, Inc. Class A	1,403,418
3,920	Western Union Co. (The)	74,676

		22,441,264

Technology Hardware & Equipment – 5.5%
2,503	Amphenol Corp. Class A	184,771
42,266	Apple, Inc.	6,087,148
40,641	Cisco Systems, Inc.	1,272,063
7,389	Corning, Inc.	222,039
530	F5 Networks, Inc.*	67,342
1,120	FLIR Systems, Inc.	38,819
1,013	Harris Corp.	110,498
13,596	Hewlett Packard Enterprise Co.	225,558
13,566	HP, Inc.	237,134
3,102	Juniper Networks, Inc.	86,484
1,362	Motorola Solutions, Inc.	118,140
2,164	NetApp, Inc.	86,668
2,413	Seagate Technology plc	93,504
2,887	TE Connectivity Ltd.	227,149
2,331	Western Digital Corp.	206,527
1,790	Xerox Corp.	51,427

		9,315,271

Telecommunication Services – 2.1%
49,792	AT&T, Inc.	1,878,652
4,447	CenturyLink, Inc.(a)	106,195
2,344	Level 3 Communications, Inc.*	138,999
33,026	Verizon Communications, Inc.	1,474,941

		3,598,787

Transportation – 2.3%
1,032	Alaska Air Group, Inc.	92,632
3,970	American Airlines Group, Inc.	199,770
1,168	CH Robinson Worldwide, Inc.	80,218
7,519	CSX Corp.	410,237
5,999	Delta Air Lines, Inc.	322,386
1,416	Expeditors International of Washington, Inc.	79,976

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Transportation – (continued)
1,990	FedEx Corp.	$432,487
731	JB Hunt Transport Services, Inc.	66,799
885	Kansas City Southern	92,615
2,367	Norfolk Southern Corp.	288,064
4,869	Southwest Airlines Co.	302,560
6,569	Union Pacific Corp.	715,430
2,317	United Continental Holdings, Inc.*	174,354
5,563	United Parcel Service, Inc. Class B	615,212

		3,872,740

Utilities – 3.1%
5,392	AES Corp.	59,905
1,855	Alliant Energy Corp.	74,515
2,003	Ameren Corp.	109,504
3,956	American Electric Power Co., Inc.	274,823
1,479	American Water Works Co., Inc.	115,288
3,551	CenterPoint Energy, Inc.	97,226
2,283	CMS Energy Corp.	105,589
2,480	Consolidated Edison, Inc.	200,434
5,139	Dominion Energy, Inc.	393,802
1,431	DTE Energy Co.	151,386
5,684	Duke Energy Corp.	475,126
2,683	Edison International	209,784
1,465	Entergy Corp.	112,468
2,578	Eversource Energy	156,510
7,473	Exelon Corp.	269,551
3,625	FirstEnergy Corp.	105,705
3,819	NextEra Energy, Inc.	535,156
2,594	NiSource, Inc.	65,784
2,677	NRG Energy, Inc.	46,098
4,136	PG&E Corp.	274,506
939	Pinnacle West Capital Corp.	79,965
5,487	PPL Corp.	212,127
4,120	Public Service Enterprise Group, Inc.	177,201
1,159	SCANA Corp.	77,665
2,060	Sempra Energy	232,265
8,025	Southern Co. (The)	384,237
2,544	WEC Energy Group, Inc.	156,151
4,120	Xcel Energy, Inc.	189,026

		5,341,797

TOTAL COMMON STOCKS
(Cost $69,262,260)		$168,450,855

Principal Amount	Interest Rate	Maturity Date	Value
Short-Term Investment – 0.0%(c)(d)
U.S Government Obligation – 0.0%
U.S. Treasury Bill
$100,000	0.000%	08/03/17	$99,922
(Cost $99,937)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $69,362,197)			$168,550,777

Shares		Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b)(e) – 0.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
304,575		0.845%	$304,575
(Cost $304,575)

TOTAL INVESTMENTS – 99.5%
(Cost $69,666,772)			$168,855,352

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			825,919

NET ASSETS – 100.0%			$169,681,271

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	10	September 2017	$1,210,450	$(4,715)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%
Automobiles & Components – 0.5%
10,276	Delphi Automotive plc	$900,691

Banks – 3.8%
38,108	Eagle Bancorp, Inc.*	2,412,236
23,368	First Republic Bank	2,339,137
32,156	SunTrust Banks, Inc.	1,823,888

		6,575,261

Capital Goods – 17.1%
43,033	Fortive Corp.	2,726,140
28,772	Fortune Brands Home & Security, Inc.	1,877,085
11,357	Hubbell, Inc.	1,285,272
14,404	IDEX Corp.	1,627,796
13,394	John Bean Technologies Corp.	1,312,612
12,579	L3 Technologies, Inc.	2,101,699
33,539	Middleby Corp. (The)*	4,075,324
20,688	Roper Technologies, Inc.	4,789,893
61,547	Sensata Technologies Holding NV*(a)	2,629,288
14,404	WABCO Holdings, Inc.*	1,836,654
88,281	Xylem, Inc.	4,893,416

		29,155,179

Consumer Durables & Apparel – 3.3%
64,549	Newell Brands, Inc.	3,461,117
19,046	PVH Corp.	2,180,767

		5,641,884

Consumer Services – 2.0%
29,401	Dunkin’ Brands Group, Inc.	1,620,583
23,463	Yum Brands, Inc.	1,730,631

		3,351,214

Diversified Financials – 6.6%
10,595	Affiliated Managers Group, Inc.	1,757,287
54,124	Intercontinental Exchange, Inc.	3,567,854
42,130	Lazard Ltd. Class A	1,951,883
41,935	Northern Trust Corp.	4,076,501

		11,353,525

Energy – 2.0%
12,420	Concho Resources, Inc.*	1,509,403
15,371	Diamondback Energy, Inc.*	1,365,098
9,886	Dril-Quip, Inc.*	482,437

		3,356,938

Food, Beverage & Tobacco – 4.6%
69,590	Blue Buffalo Pet Products, Inc.*	1,587,348
20,002	Hershey Co. (The)	2,147,615
12,420	Molson Coors Brewing Co. Class B	1,072,343
42,426	Monster Beverage Corp.*	2,107,724
28,859	Snyder’s-Lance, Inc.	999,098

		7,914,128

Health Care Equipment & Services – 3.2%
35,876	Edwards Lifesciences Corp.*	4,241,978
17,327	Nevro Corp.*	1,289,649

		5,531,627

Common Stocks – (continued)
Materials – 6.0%
14,829	Ashland Global Holdings, Inc.	$977,379
32,032	Avery Dennison Corp.	2,830,668
54,443	RPM International, Inc.	2,969,866
4,093	Sherwin-Williams Co. (The)	1,436,479
87,537	Valvoline, Inc.	2,076,378

		10,290,770

Media – 1.2%
9,729	Altice USA, Inc. Class A*(a)	314,247
27,339	CBS Corp. (Non-Voting) Class B	1,743,681

		2,057,928

Pharmaceuticals, Biotechnology & Life Sciences – 12.3%
24,856	ACADIA Pharmaceuticals, Inc.*(a)	693,234
48,472	Agilent Technologies, Inc.	2,874,874
35,274	Alkermes plc*	2,044,834
38,782	Exelixis, Inc.*(a)	955,201
15,712	Illumina, Inc.*	2,726,346
17,805	Incyte Corp.*	2,241,827
6,485	Mettler-Toledo International, Inc.*	3,816,682
17,309	Neurocrine Biosciences, Inc.*	796,214
8,433	Vertex Pharmaceuticals, Inc.*	1,086,761
60,750	Zoetis, Inc.	3,789,585

		21,025,558

Real Estate Investment Trusts – 2.7%
4,689	Equinix, Inc.	2,012,331
18,727	SBA Communications Corp.*	2,526,273

		4,538,604

Retailing – 8.2%
13,986	Advance Auto Parts, Inc.	1,630,628
23,386	Expedia, Inc.	3,483,345
30,384	Five Below, Inc.*	1,500,058
4,733	O’Reilly Automotive, Inc.*	1,035,296
65,533	Ross Stores, Inc.	3,783,220
8,881	Ulta Beauty, Inc.*	2,551,867

		13,984,414

Semiconductors & Semiconductor Equipment – 4.9%
37,587	Analog Devices, Inc.	2,924,269
16,758	Lam Research Corp.	2,370,084
12,260	Qorvo, Inc.*	776,303
34,514	Xilinx, Inc.	2,219,940

		8,290,596

Software & Services – 16.2%
19,506	Autodesk, Inc.*	1,966,595
77,754	Black Knight Financial Services, Inc. Class A*	3,184,026
18,422	Electronic Arts, Inc.*	1,947,574
26,947	Fiserv, Inc.*	3,296,696
32,843	Global Payments, Inc.	2,966,380
43,530	GoDaddy, Inc. Class A*	1,846,543
24,608	Intuit, Inc.	3,268,188
23,457	Red Hat, Inc.*	2,246,008

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
15,839	ServiceNow, Inc.*	$1,678,934
19,288	Splunk, Inc.*	1,097,294
50,209	Total System Services, Inc.	2,924,674
7,282	Tyler Technologies, Inc.*	1,279,229

		27,702,141

Technology Hardware & Equipment – 3.0%
68,350	Amphenol Corp. Class A	5,045,597

TOTAL COMMON STOCKS
(Cost $128,132,004)		$166,716,055

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.9%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,498,070	0.845%	$1,498,070
(Cost $1,498,070)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $129,630,074)		$168,214,125

Securities Lending Reinvestment Vehicle(b)(c) – 2.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
4,540,100	0.845%	$4,540,100
(Cost $4,540,100)

TOTAL INVESTMENTS – 101.2%
(Cost $134,170,174)		$172,754,225

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(2,064,061)

NET ASSETS – 100.0%		$170,690,164

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Securities – 8.5%
Adjustable Rate FHLMC(a) – 3.2%
$213,782	3.533%	05/01/35	$225,095
115,765	2.821	09/01/35	122,133
225,042	3.458	12/01/36	233,401
589,818	3.930	04/01/37	617,424
576,411	2.888	01/01/38	608,733
454,196	3.391	01/01/38	472,437

			2,279,223

Adjustable Rate FNMA(a) – 2.8%
70,686	3.125	05/01/33	73,471
191,296	3.208	05/01/35	202,448
477,109	2.834	06/01/35	503,295
669,508	2.947	11/01/35	702,813
94,875	3.283	12/01/35	100,149
337,919	3.483	03/01/37	357,826

			1,940,002

Adjustable Rate GNMA(a) – 0.5%
323,752	2.125	04/20/33	333,357

Agency Multi-Family – 2.0%
FNMA
173,880	2.800	03/01/18	174,064
453,536	3.740	05/01/18	456,793
110,000	3.840	05/01/18	110,742
79,139	3.416	10/01/20	82,507
82,526	3.619	12/01/20	86,594
310,448	3.762	12/01/20	326,263
176,298	4.381	06/01/21	189,801

			1,426,764

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $5,993,347)			$5,979,346

Collateralized Mortgage Obligations(a) – 37.4%
Agency Multi-Family – 1.9%
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1
126,533	1.596	07/25/20	126,514
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A
144,058	1.556	01/25/21	144,058
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A
1,068,285	1.596	08/25/23	1,068,274

			1,338,846

Regular Floater – 35.5%
FHLMC REMIC Series 3049, Class FP
236,742	1.509	10/15/35	235,719
FHLMC REMIC Series 3208, Class FB(b)
146,309	1.559	08/15/36	146,553
FHLMC REMIC Series 3208, Class FD(b)
218,000	1.559	08/15/36	219,094

Collateralized Mortgage Obligations(a) – (continued)
Regular Floater – (continued)
FHLMC REMIC Series 3208, Class FG(b)
$877,852	1.559	08/15/36	$882,257
FHLMC REMIC Series 3307, Class FT
1,351,902	1.399	07/15/34	1,351,442
FHLMC REMIC Series 3311, Class KF(b)
2,389,529	1.499%	05/15/37	2,388,317
FHLMC REMIC Series 3371, Class FA(b)
538,534	1.759	09/15/37	543,716
FHLMC REMIC Series 4174, Class FB(b)
1,110,450	1.459	05/15/39	1,109,734
FHLMC REMIC Series 4320, Class FD
507,997	1.559	07/15/39	509,605
FHLMC REMIC Series 4477, Class FG
1,002,997	1.351	10/15/40	999,928
FHLMC REMIC Series 4508, Class CF
498,375	1.559	09/15/45	499,192
FHLMC REMIC Series 4631, Class GF
2,814,767	1.659	11/15/46	2,834,780
FHLMC REMIC Series 4637, Class QF(b)
2,531,645	2.050	04/15/44	2,537,926
FNMA REMIC Series 2006-82, Class F
312,151	1.786	09/25/36	314,426
FNMA REMIC Series 2006-96, Class FA
751,135	1.516	10/25/36	749,934
FNMA REMIC Series 2007-114, Class A7
360,408	1.416	10/27/37	356,386
FNMA REMIC Series 2007-33, Class HF
128,990	1.566	04/25/37	129,291
FNMA REMIC Series 2007-36, Class F
208,118	1.446	04/25/37	207,057
FNMA REMIC Series 2007-85, Class FC
589,476	1.756	09/25/37	594,169
FNMA REMIC Series 2008-8, Class FB
717,587	2.036	02/25/38	724,470
FNMA REMIC Series 2011-63, Class FG
546,318	1.666	07/25/41	549,157
FNMA REMIC Series 2012-35, Class QF
1,497,187	1.616	04/25/42	1,500,633
FNMA REMIC Series 2016-1, Class FT
1,458,365	1.566	02/25/46	1,459,964
FNMA REMIC Series 2017-45, Class FA
1,073,589	1.310	06/25/47	1,072,867
GNMA REMIC Series 2005-48, Class AF
718,530	1.412	06/20/35	713,051
GNMA REMIC Series 2012-98, Class FA
682,815	1.612	08/20/42	684,905
NCUA Guaranteed Notes Trust Series 2011-R1, Class 1A(b)
1,715,827	1.534	01/08/20	1,718,575

			25,033,148

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $26,326,300)			$26,371,994

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Commercial Mortgage-Backed Security(a) – 0.1%
Agency Multi-Family – 0.1%
FNMA ACES Series 2013-M11, Class FA
$65,208	1.546%	01/25/18	$65,149
(Cost $65,208)

U.S. Government Agency Security(a) – 1.1%
FHLB
$750,000	1.275%	09/29/17	$750,368
(Cost $750,220)

Asset-Backed Securities(a) – 42.6%
Automobile(b) – 2.7%
Ally Master Owner Trust Series 2017-3, Class A1
$1,350,000	1.574%	06/15/22	$1,350,005
Chesapeake Funding II LLC Series 2016-2A, Class A2(c)
529,341	2.159	06/15/28	531,832

			1,881,837

Collateralized Loan Obligations(c) – 9.4%
Acis CLO Ltd. Series 2013-2A, Class BR(b)
48,575	2.208	10/14/22	48,582
Apidos CLO X Series 2012-10A, Class A(b)
346,352	2.592	10/30/22	346,399
BlueMountain CLO Ltd. Series 2014-2A, Class AR(b)
350,000	0.000	07/20/26	350,000
Bowman Park CLO Ltd. Series 2014-1A, Class AR
250,000	2.366	11/23/25	249,998
Cutwater Ltd. Series 2014-1A, Class A1AR(b)
350,000	2.469	07/15/26	349,824
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(b)
350,000	2.688	04/18/26	350,019
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R(b)
350,000	0.000	04/18/26	350,000
Jamestown CLO VII Ltd. Series 2015-7A, Class A1(b)
1,300,000	2.706	07/25/27	1,300,092
Neuberger Berman CLO XIX Ltd. Series 2015-19A, Class A1R(b)
350,000	0.000	07/15/27	350,000
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(b)
300,000	2.088	04/17/25	299,260
OFSI Fund VI Ltd. Series 2014-6A, Class A1(b)
350,000	2.188	03/20/25	347,215
Parallel Ltd. Series 2015-1A, Class A(b)
300,000	2.606	07/20/27	300,111
Sound Point CLO XI Ltd. Series 2016-1A, Class A(b)
700,000	2.806	07/20/28	705,527
Voya CLO Ltd. Series 2014-4A, Class A1R(b)
500,000	0.000	10/14/26	500,000
WhiteHorse IX Ltd. Series 2014-9A, Class AR(b)
400,000	0.000	07/17/26	400,000
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A1(b)
400,000	2.488	07/16/27	398,774

			6,645,801

Asset-Backed Securities(a) – (continued)
Credit Card – 8.3%
BA Credit Card Trust Series 2014-A1, Class A
$1,000,000	1.539%	06/15/21	$1,004,293
Capital One Multi-Asset Execution Trust Series 2016-A1, Class A1(b)
300,000	1.609	02/15/22	301,749
CARDS II Trust Series 2016-1A, Class A(b)(c)
300,000	1.859	07/15/21	301,308
CARDS II Trust Series 2017-1A, Class A(c)
300,000	1.529	04/18/22	300,255
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5(b)
1,400,000	1.836	04/22/26	1,407,264
Discover Card Execution Note Trust Series 2013-A1, Class A1(b)
1,500,000	1.459	08/17/20	1,501,709
Evergreen Credit Card Trust Series 2016-1, Class A(b)(c)
500,000	1.879	04/15/20	502,152
Trillium Credit Card Trust II Series 2016-1A, Class A(b)(c)
500,000	1.936	05/26/21	502,341

			5,821,071

Student Loans – 22.3%
Academic Loan Funding Trust Series 2013-1A, Class A(b)(c)
529,139	2.016	12/26/44	526,580
Access Group, Inc. Series 2015-1, Class A(b)(c)
237,139	1.916	07/25/56	235,605
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
500,418	2.016	02/25/41	493,649
AccessLex Institute Series 2006-1, Class A2(b)
10,026	1.299	08/25/23	10,021
College Loan Corp. Trust I Series 2005-1, Class A4
100,000	1.306	04/25/27	99,443
ECMC Group Student Loan Trust Series 2016-1A, Class A(b)(c)
303,810	2.566	07/26/66	305,422
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c)
300,544	2.016	06/25/26	300,878
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c)
500,000	2.016	04/26/32	487,545
Educational Funding of the South, Inc. Series 2011-1, Class A2(b)
582,824	1.806	04/25/35	580,704
Educational Funding of the South, Inc. Series 2012-1, Class A(b)
392,914	2.266	03/25/36	394,931
Educational Services of America, Inc. Series 2010-1, Class A1(b)(c)
640,444	2.006	07/25/23	640,897
Educational Services of America, Inc. Series 2013-1, Class A(b)(c)
91,517	1.786	02/26/29	91,229
Educational Services of America, Inc. Series 2014-1, Class A(b)(c)
290,239	1.916	02/25/39	286,478
EFS Volunteer No 3 LLC Series 2012-1, Class A2(b)(c)
782,835	2.216	02/25/25	784,672
GCO Education Loan Funding Master Trust-II Series 2006-2A, Class A3L(b)(c)
40,706	1.309	08/25/28	40,686
GCO Education Loan Funding Trust Series 2006-1, Class A8L
412,824	1.319	05/25/25	409,197

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(a) – (continued)
Student Loans – (continued)
Goal Capital Funding Trust Series 2007-1, Class A3
$28,895	1.243%	09/25/28	$28,869
Higher Education Funding I Series 2005-1, Class A4
31,276	1.329	02/25/30	31,228
Higher Education Funding I Series 2014-1, Class A(b)(c)
272,737	2.239	05/25/34	271,578
Illinois Student Assistance Commission Series 2010-1, Class A3(b)
200,000	2.056	07/25/45	200,680
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
697,976	1.801	12/01/31	694,325
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2(b)
848,521	2.212	05/20/30	857,523
Navient Student Loan Trust Series 2016-2, Class A1(b)(c)
257,424	1.966	06/25/65	258,107
Navient Student Loan Trust Series 2016-5A, Class A(b)(c)
1,280,973	2.466	06/25/65	1,301,180
Navient Student Loan Trust Series 2016-7A, Class A(b)(c)
280,293	2.366	03/25/66	283,495
Nelnet Student Loan Trust Series 2005-4, Class A3(b)
48,136	1.417	06/22/26	48,115
Nelnet Student Loan Trust Series 2006-1, Class A5(b)
1,259,175	1.296	08/23/27	1,255,425
Nelnet Student Loan Trust Series 2006-2, Class A5(b)
381,917	1.256	01/25/30	381,362
Nelnet Student Loan Trust Series 2013-5A, Class A(b)(c)
98,915	1.846	01/25/37	98,587
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(b)
200,000	2.006	10/25/37	195,453
North Carolina State Education Assistance Authority Series 2010-1, Class A1(b)
123,340	2.056	07/25/41	122,902
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2(b)
354,077	2.098	07/01/24	355,880
Pennsylvania Higher Education Assistance Agency Series 2006-1, Class A3(b)
625,990	1.296	10/25/35	603,880
Scholar Funding Trust Series 2010-A, Class A(b)(c)
260,301	1.922	10/28/41	256,535
Scholar Funding Trust Series 2011-A, Class A(b)(c)
253,401	2.072	10/28/43	251,317
SLM Student Loan Trust Series 2003-12, Class A5(b)(c)
53,639	1.526	09/15/22	53,668
SLM Student Loan Trust Series 2003-14, Class A5(b)
29,507	1.386	01/25/23	29,508
SLM Student Loan Trust Series 2005-9, Class A6(b)
472,573	1.706	10/26/26	473,261
SLM Student Loan Trust Series 2006-2, Class A5(b)
258,279	1.266	07/25/25	258,263
SLM Student Loan Trust Series 2006-4, Class A5(b)
10,094	1.256	10/27/25	10,092

Asset-Backed Securities(a) – (continued)
Student Loans – (continued)
SLM Student Loan Trust Series 2007-1, Class A5(b)
$891,261	1.246%	01/26/26	$887,967
SLM Student Loan Trust Series 2008-5, Class A4(b)
159,474	2.856	07/25/23	163,384
SLM Student Loan Trust Series 2013-3, Class A2(b)
17,158	1.516	05/26/20	17,154
SLM Student Loan Trust Series 2014-1, Class A2(b)
25,190	1.596	07/26/21	25,203
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2(b)
127,292	1.998	10/01/24	127,818
Utah State Board of Regents Series 2015-1, Class A(b)
461,097	1.816	02/25/43	462,208
Wachovia Student Loan Trust Series 2005-1, Class A5(b)
39,963	1.286	01/26/26	39,896

			15,732,800

TOTAL ASSET-BACKED SECURITIES
(Cost $29,954,941)			$30,081,509

Municipal Bond(b)(c) – 0.1%
New York – 0.1%
Freddie Mac Multifamily Ml Certificates RB Pass Through Series 2017
$100,000	1.650%	01/25/33	$100,105
(Cost $100,000)

U.S. Treasury Obligations – 2.0%
U.S. Treasury Bond
$70,000	3.000%	05/15/47	$72,271
U.S. Treasury Inflation Indexed Note (TIPS)
1,357,421	0.125	04/15/20	1,360,014

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,435,190)			$1,432,285

Shares	Distribution Rate		Value
Investment Company(a)(d) – 8.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
6,064,898	0.845%		$6,064,898
(Cost $6,064,898)

TOTAL INVESTMENTS – 100.4%
(Cost $70,690,104)			$70,845,654

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(294,637)

NET ASSETS – 100.0%			$70,551,017

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,358,253, which represents approximately 21.8% of net assets as of June 30, 2017.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
TIPS	—Treasury Inflation-Protected Securities

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	1	September 2017	$246,613	$(830)
90 Day Eurodollar	1	December 2017	246,313	(1,011)
90 Day Eurodollar	1	March 2018	246,100	(1,161)
90 Day Eurodollar	1	June 2018	245,913	(1,268)
U.S. Long Bonds	(11)	September 2017	(1,690,563)	(13,821)
U.S. Ultra Long Treasury Bonds	2	September 2017	331,750	515
2 Year U.S. Treasury Notes	(13)	September 2017	(2,809,422)	3,602
5 Year U.S. Treasury Notes	(19)	September 2017	(2,238,883)	11,372
10 Year U.S. Treasury Notes	37	September 2017	4,644,656	(9,737)
10 Year U.S. Ultra Long Treasury Notes	(8)	September 2017	(1,078,500)	1,886
TOTAL				$(10,453)

SWAP CONTRACTS — At June 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)		Unrealized Gain (Loss)
$100(a)	09/20/47	3 Month LIBOR	2.500%		$(1,956)	$2,840

(a)	Represents forward starting interest rate swap whose effective date of commencement of accruals and cash flows occur subsequent to June 30, 2017.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $114,688,769, $69,036,442, $128,132,004 and $64,625,206)(a)	$116,160,984	$167,890,181	$166,716,055	$64,780,756
Investments in affiliated issuers, at value (cost $1,111,197, $325,755, $1,498,070 and $6,064,898)	1,111,197	660,596	1,498,070	6,064,898
Investments in affiliated securities lending reinvestment vehicle, at value (cost $0, $304,575, $4,540,100 and $0)	—	304,575	4,540,100	—
Cash	1,654,803	469,352	2,603,892	1,059,522
Foreign currencies, at value (cost $64,828, $0, $0 and $0)	66,163	—	—	—
Receivables:
Investments sold on an extended-settlement basis	6,277,640	—	—	267,151
Investments sold	735,882	710,233	2,244,788	—
Interest and dividends	645,761	169,247	49,996	99,254
Collateral on certain derivative contracts(b)	585,928	—	—	360,506
Fund shares sold	21,843	—	941	—
Reimbursement from investment adviser	20,318	18,375	15,286	14,256
Securities lending income	—	200	159	—
Unrealized gain on forward foreign currency exchange contracts	343,443	—	—	—
Variation margin on certain derivative contracts	—	453	—	3,302
Other assets	470	630	615	355
Total assets	127,624,432	170,223,842	177,669,902	72,650,000

Liabilities:
Forward sale contracts, at value (proceeds received $1,031,992, $0, $0 and $0)	1,027,148	—	—	—
Unrealized loss on forward foreign currency exchange contracts	296,413	—	—	—
Variation margin on certain derivative contracts	19,966	—	—	—
Payables:
Investments purchased on an extended-settlement basis	15,608,314	—	—	1,950,000
Management fees	36,423	29,601	117,501	15,787
Distribution and Service fees and Transfer Agency fees	24,693	38,058	24,925	16,086
Fund shares redeemed	884	23,697	74,520	16,300
Payable upon return of securities loaned	—	304,575	4,540,100	—
Investments purchased	—	71,859	2,143,637	—
Accrued expenses	105,472	74,781	79,055	100,810
Total liabilities	17,119,313	542,571	6,979,738	2,098,983

Net Assets:
Paid-in capital	114,130,250	71,271,245	119,998,566	71,402,540
Undistributed (distributions in excess of) net investment income (loss)	(342,078)	1,572,495	(156,490)	(9,379)
Accumulated net realized gain (loss)	(4,733,315)	(2,346,334)	12,264,037	(990,081)
Net unrealized gain	1,450,262	99,183,865	38,584,051	147,937
NET ASSETS	$110,505,119	$169,681,271	$170,690,164	$70,551,017
Net Assets:
Institutional	$206,210	$—	$4,279,957	$55,699
Service	110,298,909	169,681,271	166,410,207	66,979,964
Advisor	—	—	—	3,515,354
Total Net Assets	$110,505,119	$169,681,271	$170,690,164	$70,551,017
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	19,352	—	549,467	5,346
Service	10,358,192	10,734,198	21,550,583	6,441,476
Advisor	—	—	—	337,741
Net asset value, offering and redemption price per share:
Institutional	$10.66	$ —	$7.79	$10.42
Service	10.65	15.81	7.72	10.40
Advisor	—	—	—	10.41

(a) Includes loaned securities having a market value of $296,508 and $4,438,662 for the Equity Index and Growth Opportunities Funds, respectively.

(b) Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Swaps
Core Fixed Income	$380,000	$—	$205,928
High Quality Floating Rate	—	346,000	14,506

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$1,346,364	$300	$—	$533,923
Dividends — affiliated issuers	10,829	4,288	2,407	15,927
Dividends — unaffiliated issuers	—	1,718,538	652,943	—
Securities lending income — affiliated issuer	—	1,158	41,327	—
Total investment income	1,357,193	1,724,284	696,677	549,850

Expenses:
Management fees	219,712	252,586	834,539	138,945
Distribution and Service fees(a)	137,126	210,487	203,792	88,971
Professional fees	65,281	40,560	39,683	53,055
Custody, accounting and administrative services	30,931	27,749	28,951	27,957
Printing and mailing costs	19,137	22,117	18,003	13,581
Transfer Agency fees(a)	10,985	16,838	16,689	6,947
Trustee fees	8,274	8,229	8,236	8,142
Other	2,933	11,110	3,665	2,358
Total expenses	494,379	589,676	1,153,558	339,956
Less — expense reductions	(128,038)	(182,388)	(290,583)	(121,335)
Net expenses	366,341	407,288	862,975	218,621
NET INVESTMENT INCOME (LOSS)	990,852	1,316,996	(166,298)	331,229

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $0, $0, $2,428 and $0)	757,873	4,924,755	14,090,563	32,659
Investments — affiliated issuer	—	21,177	—	—
Futures contracts	260,509	92,519	—	(27,665)
Swap contracts	39,058	—	—	(1,400)
Forward foreign currency exchange contracts	19,773	—	—	—
Foreign currency transactions	(11,452)	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	577,879	8,445,938	9,039,566	175,123
Investments — affiliated issuers	—	(74,735)	—	—
Futures contracts	(88,386)	2,408	—	(15,406)
Swap contracts	5,962	—	—	2,840
Forward foreign currency exchange contracts	(71,663)	—	—	—
Foreign currency translation	985	—	—	—
Net realized and unrealized gain	1,490,538	13,412,062	23,130,129	166,151
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,481,390	$14,729,058	$22,963,831	$497,380

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Service	Advisor	Institutional	Service	Advisor
Core Fixed Income	$137,126	N/A	$16	$10,969	N/A
Equity Index	210,487	N/A	N/A	16,838	N/A
Growth Opportunities	203,792	N/A	387	16,302	N/A
High Quality Floating Rate	83,076	$5,895	6	6,646	$295

47	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income (loss)	$990,852	$2,275,333	$1,316,996	$2,824,658
Net realized gain (loss)	1,065,761	341,177	5,038,451	9,625,482
Net change in unrealized gain	424,777	197,933	8,373,611	5,122,443
Net increase in net assets resulting from operations	2,481,390	2,814,443	14,729,058	17,572,583

Distributions to shareholders:
From net investment income
Institutional Shares	(3,250)	(712)	—	—
Service Shares	(1,957,630)	(2,237,128)	—	(3,549,296)
Advisor Shares	—	—	—	—
From net realized gains
Institutional Shares	—	—	—	—
Service Shares	—	—	—	(7,414,419)
Total distributions to shareholders	(1,960,880)	(2,237,840)	—	(10,963,715)

From share transactions:
Proceeds from sales of shares	4,350,284	18,825,312	677,243	3,310,921
Reinvestment of distributions	1,960,880	2,237,840	—	10,963,715
Cost of shares redeemed	(6,892,830)	(16,023,575)	(11,275,886)	(24,627,725)
Net increase (decrease) in net assets resulting from share transactions	(581,666)	5,039,577	(10,598,643)	(10,353,089)
TOTAL INCREASE (DECREASE)	(61,156)	5,616,180	4,130,415	(3,744,221)

Net assets:

Beginning of period	110,566,275	104,950,095	165,550,856	169,295,077
End of period	$110,505,119	$110,566,275	$169,681,271	$165,550,856
Undistributed (distributions in excess of) net investment income (loss)	$(342,078)	$627,950	$1,572,495	$255,499

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Growth Opportunities Fund		High Quality Floating Rate Fund
For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

$(166,298)	$(604,577)	$331,229	$532,255
14,090,563	(776,503)	3,594	58,118
9,039,566	3,723,297	162,557	123,607
22,963,831	2,342,217	497,380	713,980

—	—	(500)	(314)
—	—	(390,049)	(665,766)
—	—	(18,213)	(15,910)

—	(23,519)	—	—
—	(1,048,654)	—	—
—	(1,072,173)	(408,762)	(681,990)

2,590,920	18,099,066	5,966,819	9,233,882
—	1,072,173	408,762	681,989
(14,306,202)	(29,684,783)	(4,306,674)	(12,519,662)
(11,715,282)	(10,513,544)	2,068,907	(2,603,791)
11,248,549	(9,243,500)	2,157,525	(2,571,801)

159,441,615	168,685,115	68,393,492	70,965,293
$170,690,164	$159,441,615	$70,551,017	$68,393,492
$(156,490)	$9,808	$(9,379)	$68,154

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$10.61	$0.11	$0.14	$0.25	$(0.20)	$10.66	2.40%	$206	0.42	%(d)	0.65	%(d)	2.03	%(d)	125%
2017 - Service	10.60	0.10	0.14	0.24	(0.19)	10.65	2.28	110,299	0.67	(d)	0.90	(d)	1.80	(d)	125

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	10.53	0.24	0.08	0.32	(0.24)	10.61	2.98	90	0.43		0.65		2.28		329
2016 - Service	10.53	0.22	0.07	0.29	(0.22)	10.60	2.70	110,476	0.67		0.91		2.05		329
2015 - Institutional	10.75	0.27	(0.20)	0.07	(0.29)	10.53	0.60	26	0.42		0.74		2.53		376
2015 - Service	10.76	0.24	(0.21)	0.03	(0.26)	10.53	0.27	104,924	0.67		0.99		2.27		376
2014 - Institutional	10.48	0.25	0.34	0.59	(0.32)	10.75	5.68	26	0.44		0.65		2.31		353
2014 - Service	10.47	0.22	0.36	0.58	(0.29)	10.76	5.61	107,063	0.68		0.91		2.06		353
2013 - Institutional (Commenced April 30, 2013)	10.91	0.15	(0.38)	(0.23)	(0.20)	10.48	(2.13)	24	0.43	(d)	0.69	(d)	2.10	(d)	557
2013 - Service	10.88	0.20	(0.35)	(0.15)	(0.26)	10.47	(1.35)	116,530	0.67		0.89		1.88		557
2012 - Service	10.43	0.17	0.52	0.69	(0.24)	10.88	6.70	135,436	0.67		0.83		1.57		727

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	50

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Service	$14.49	$0.12	$1.20	$1.32	$—	$—	$—	$15.81	9.11%	$169,681	0.48	%(d)	0.70	%(d)	1.56	%(d)	1%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Service	13.91	0.25	1.35	1.60	(0.33)	(0.69)	(1.02)	14.49	11.41	165,551	0.48		0.73		1.73		3
2015 - Service	14.91	0.32	(0.18)	0.14	(0.28)	(0.86)	(1.14)	13.91	0.94	169,295	0.48		0.70		2.15		4
2014 - Service	13.68	0.22	1.58	1.80	(0.25)	(0.32)	(0.57)	14.91	13.22	190,009	0.49		0.71		1.55		2
2013 - Service	10.54	0.20	3.15	3.35	(0.21)	—	(0.21)	13.68	31.83	193,899	0.49		0.73		1.61		3
2012 - Service	9.29	0.19	1.26	1.45	(0.20)	—	(0.20)	10.54	15.50	167,811	0.48		0.72		1.82		3

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$6.78	$—	(d)	$1.01	$1.01	$—	$7.79	14.90%	$4,280	0.88	%(e)	1.14	%(e)	(0.04	)%(e)	33%
2017 - Service	6.73	(0.01)		1.00	0.99	—	7.72	14.71	166,410	1.04	(e)	1.39	(e)	(0.20	)(e)	33

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	6.71	(0.02)		0.14	0.12	(0.05)	6.78	1.71	3,518	0.89		1.16		(0.26)		63
2016 - Service	6.68	(0.02)		0.12	0.10	(0.05)	6.73	1.42	155,924	1.05		1.40		(0.37)		63
2015 - Institutional	7.72	(0.01)		(0.39)	(0.40)	(0.61)	6.71	(5.20)	32	0.93		1.14		(0.19)		57
2015 - Service	7.69	(0.03)		(0.37)	(0.40)	(0.61)	6.68	(5.20)	168,653	1.09		1.40		(0.36)		57
2014 - Institutional	8.59	(0.02)		0.94	0.92	(1.79)	7.72	11.32	33	1.01		1.15		(0.24)		62
2014 - Service	8.58	(0.03)		0.93	0.90	(1.79)	7.69	11.10	201,519	1.17		1.39		(0.39)		62
2013 - Institutional (Commenced April 30, 2013)	7.66	(0.02)		1.52	1.50	(0.57)	8.59	19.73	30	1.00	(e)	1.16	(e)	(0.27	)(e)	42
2013 - Service	6.93	(0.04)		2.26	2.22	(0.57)	8.58	32.20	201,872	1.16		1.39		(0.47)		42
2012 - Service	6.34	(0.02	)(f)	1.25	1.23	(0.64)	6.93	19.37	171,870	1.15		1.39		(0.26	)(f)	46

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.18% of average net assets.

The accompanying notes are an integral part of these financial statements.	52

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions		Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$10.41	$0.06		$0.02	$0.08	$(0.07)	$—	$(0.07)		$10.42	0.80%	$56	0.38	%(d)	0.72	%(d)	1.24	%(d)	21%
2017 - Service	10.38	0.05		0.03	0.08	(0.06)	—	(0.06)		10.40	0.78	66,980	0.62	(d)	0.97	(d)	0.96	(d)	21
2017 - Advisor	10.40	0.04		0.03	0.07	(0.06)	—	(0.06)		10.41	0.65	3,515	0.77	(d)	1.12	(d)	0.83	(d)	21

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	10.40	0.11		0.03	0.14	(0.13)	—	(0.13)		10.41	1.35	25	0.39		0.78		1.03		47
2016 - Service	10.38	0.08		0.02	0.10	(0.10)	—	(0.10)		10.38	1.00	66,710	0.65		1.04		0.77		47
2016 - Advisor	10.40	0.06		0.03	0.09	(0.09)	—	(0.09)		10.40	0.96	1,658	0.80		1.18		0.62		47
2015 - Institutional	10.49	0.06		(0.08)	(0.02)	(0.07)	—	(0.07)		10.40	(0.16)	25	0.38		0.81		0.54		14
2015 - Service	10.47	0.03		(0.07)	(0.04)	(0.05)	—	(0.05)		10.38	(0.42)	69,625	0.64		1.05		0.28		14
2015 - Advisor	10.49	0.01		(0.06)	(0.05)	(0.04)	—	(0.04)		10.40	(0.57)	1,315	0.78		1.25		0.12		14
2014 - Institutional	10.51	0.05		(0.03)	0.02	(0.04)	—	(0.04)		10.49	0.17	25	0.40		0.70		0.51		17
2014 - Service	10.51	0.03		(0.04)	(0.01)	(0.03)	—	(0.03)		10.47	(0.09)	74,892	0.66		0.96		0.25		17
2014 - Advisor (Commenced October 15, 2014)	10.51	—	(e)	(0.02)	(0.02)	—	—	—		10.49	(0.10)*	10	0.77	(d)	1.13	(d)	0.15	(d)	17
2013 - Institutional (Commenced April 30, 2013)	10.56	0.02		0.03	0.05	(0.04)	(0.06)	(0.10	)(f)	10.51	0.50	25	0.40	(d)	0.86	(d)	0.25	(d)	467
2013 - Service	10.58	0.01		0.03	0.04	(0.05)	(0.06)	(0.11	)(f)	10.51	0.40	78,142	0.70		1.10		0.08		467
2012 - Service	10.70	0.04		0.25	0.29	(0.08)	(0.33)	(0.41)		10.58	2.78	68,893	0.79		1.06		0.36		1045

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Included a distribution from capital of less than $0.01 per share.
*	Represents cumulative total returns

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Quality Floating Rate	Institutional, Service and Advisor	Diversified
Core Fixed Income and Growth Opportunities	Institutional and Service	Diversified
Equity Index	Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreements (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Funds’ investments United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2017:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Bonds	$—	$40,444,413	$—
Mortgage-Backed Securities	—	27,681,990	—
Collateralized Mortgage Obligations	—	2,398,098	—
Commercial Mortgage-Backed Security	—	297,294	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	26,132,142	2,165,166	—
Asset-Backed Securities	—	13,425,571	—
Foreign Government Securities	—	2,519,216	—
Supranational	—	198,930	—
Municipal Bonds	—	898,164	—
Investment Company	1,111,197	—	—
Total	$27,243,339	$90,028,842	$—
Liabilities
Fixed Income
Mortgage-Backed Securities — Forward Sales Contracts	$—	$(1,027,148)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$343,443	$—
Futures Contracts	34,371	—	—
Interest Rate Swap Contracts	—	172,964	—
Total	$34,371	$516,407	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(296,413)	$—
Futures Contracts	(52,689)	—	—
Inflation-Linked Swap Contract	—	(1,024)	—
Interest Rate Swap Contracts	—	(229,374)	—
Total	$(52,689)	$(526,811)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
Europe	$191,123	$—	$—
North America	168,259,732	—	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	99,922	—	—
Securities Lending Reinvestment Vehicle	304,575	—	—
Total	$168,855,352	$—	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(4,715)	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$166,716,055	$—	$—
Investment Company	1498070	—	—
Securities Lending Reinvestment Vehicle	4,540,100	—	—
Total	$172,754,225	$—	$—

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$1,432,285	$750,368	$—
Mortgage-Backed Securities	—	5,979,346	—
Collateralized Mortgage Obligations	—	26,371,994	—
Commercial Mortgage-Backed Security	—	65,149	—
Asset-Backed Securities	—	30,081,509	—
Municipal Bond	—	100,105	—
Investment Company	6,064,898	—	—
Total	$7,497,183	$63,348,471	$—

Derivative Type
Assets(a)
Futures Contracts	$17,375	$—	$—
Interest Rate Swap Contracts	—	2,840	—
Total	$17,375	$2,840	$—
Liabilities(a)
Futures Contracts	$(27,828)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of June 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk		Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate		Variation margin on certain derivative contracts	$207,335	(a)	Variation margin on certain derivative contracts	$(283,087	)(a)
Currency		Receivables for unrealized gain on forward foreign currency exchange contracts	343,443		Payable for unrealized loss on forward foreign currency exchange contracts	(296,413)
Total			$550,778			$(579,500)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)		Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	—	$—		Variation margin on certain derivative contracts	$(4,715)
High Quality Floating Rate	Interest Rate	Variation margin on certain derivative contracts	20,215		Variation margin on certain derivative contracts	(27,828)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2017 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$301,943	$(84,351)	211
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,376)	1,927	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	19,773	(71,663)	389
Total		$319,340	$(154,087)	601

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2017.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statements of Operations:

Fund	Risk	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity Index	Equity	$92,519	$2,408	10
High Quality Floating Rate	Interest Rate	(29,065)	(12,566)	88

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2017.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.39%
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.85	*
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.29	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without approval of the Trustees.

The Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds invest in Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended June 30, 2017, GSAM waived $2,929, $753 and $4,044 of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the six months ended June 30, 2017, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through April 28, 2018 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Net Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2017.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the six months ended June 30, 2017 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 28, 2018, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

The Trust, on behalf of Advisor Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Fund’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of each applicable Fund, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.034%, respectively. Prior to April 28, 2017, the Other Expense limitation was 0.074% for the High Quality Floating Rate Fund. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$2,929	$—	$751	$124,358	$128,038
Equity Index	75,777	—	214	106,397	182,388
Growth Opportunities	121,273	73,366	745	95,199	290,583
High Quality Floating Rate	36,543	—	457	84,335	121,335

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Line of Credit Facility — As of June 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Funds did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the six months ended June 30, 2017:

Fund	Name of Affiliated Issuer	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 6/30/2017	Dividend Income
Equity Index	Goldman Sachs Group, Inc. (The)	$758,338	$—	$(44,184)	$21,177	$(74,735)	$660,596	$4,288

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Fund	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017	Dividend Income
Core Fixed Income	$289	$23,806,460	$(22,695,552)	$1,111,197	$10,829
Growth Opportunities	4,209,790	13,011,580	(15,723,300)	1,498,070	2,407
High Quality Floating Rate	2,927,684	17,674,609	(14,537,395)	6,064,898	15,927

As of June 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 13% and 46% of the Institutional Class Shares of the Core Fixed Income and High Quality Floating Rate Funds, respectively.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$134,490,432	$19,279,560	$124,047,290	$17,494,714
Equity Index	—	2,197,062	—	11,384,960
Growth Opportunities	—	53,678,032	—	63,164,135
High Quality Floating Rate	4,722,714	10,982,665	7,347,164	5,898,038

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    SECURITIES LENDING

The Growth Opportunities Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Equity Index Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Equity Index and Growth Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Equity Index and Growth Opportunities Funds and GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the six months ended June 30, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months ended June 30, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2017
Equity Index	$126	$352	$54,125

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2017:

Fund	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017
Equity Index	$153,725	$1,735,750	$(1,584,900)	$304,575
Growth Opportunities	3,236,725	24,652,448	(23,349,073)	4,540,100

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

8.    TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2016, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Capital loss carryforwards:
Expiring 2018(1)	$(4,214,815)	$—	$—	$—
Perpetual short-term	—	—	(249,583)	(206,576)
Perpetual long-term	—	—	—	(756,229)
Total capital loss carryforwards	$(4,214,815)	$—	$(249,583)	$(962,805)
Timing differences (§ 857 (b)(9) deferred dividend, post October loss deferral, qualified late year loss and straddle loss deferrals)	(1,488,198)	2,338	(711,289)	(25,918)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$115,824,969	$77,565,957	$135,026,020	$70,690,103
Gross unrealized gain	2,021,949	101,804,592	40,406,920	347,862
Gross unrealized loss	(574,737)	(10,515,197)	(2,678,715)	(192,311)
Net unrealized gain	$1,447,212	$91,289,395	$37,728,205	$155,551

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of underlying fund investments, real estate investment trust investments, securities on loan and swaps.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

9.    OTHER RISKS (continued)

are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	11,678	$124,262	6,000	$64,838
Reinvestment of distributions	306	3,250	66	712
Shares redeemed	(1,151)	(12,244)	(18)	(188)
	10,833	115,268	6,048	65,362
Service Shares
Shares sold	397,217	4,226,022	1,743,245	18,760,474
Reinvestment of distributions	184,950	1,957,630	206,845	2,237,128
Shares redeemed	(645,767)	(6,880,586)	(1,488,768)	(16,023,387)
	(63,600)	(696,934)	461,322	4,974,215
NET INCREASE (DECREASE)	(52,767)	$(581,666)	467,370	$5,039,577

	Equity Index Fund
	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	44,617	$677,243	232,981	$3,310,921
Reinvestment of distributions	—	—	750,425	10,963,715
Shares redeemed	(734,829)	(11,275,886)	(1,727,994)	(24,627,725)
NET DECREASE	(690,212)	$(10,598,643)	(744,588)	$(10,353,089)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund
	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	47,711	$362,549	524,410	$3,733,669
Reinvestment of distributions	—	—	3,423	23,519
Shares redeemed	(16,851)	(125,532)	(13,935)	(95,699)
	30,860	237,017	513,898	3,661,489
Service Shares
Shares sold	307,259	2,228,371	2,139,566	14,365,397
Reinvestment of distributions	—	—	153,762	1,048,654
Shares redeemed	(1,925,776)	(14,180,670)	(4,384,503)	(29,589,084)
	(1,618,517)	(11,952,299)	(2,091,175)	(14,175,033)
NET DECREASE	(1,587,657)	$(11,715,282)	(1,577,277)	$(10,513,544)

	High Quality Floating Rate Fund
	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	6,015	$62,750	—	$—
Reinvestment of distributions	48	500	31	314
Shares redeemed	(3,164)	(33,036)	—	—
	2,899	30,214	31	314
Service Shares
Shares sold	280,029	2,916,256	615,563	6,386,630
Reinvestment of distributions	37,504	390,049	64,247	665,765
Shares redeemed	(300,012)	(3,124,776)	(963,897)	(9,999,019)
	17,521	181,529	(284,087)	(2,946,624)
Advisor Shares
Shares sold	286,667	2,987,813	274,402	2,847,252
Reinvestment of distributions	1,749	18,213	1,533	15,910
Shares redeemed	(110,084)	(1,148,862)	(243,055)	(2,520,643)
	178,332	1,857,164	32,880	342,519
NET INCREASE (DECREASE)	198,752	$2,068,907	(251,176)	$(2,603,791)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Institutional
Actual	$1,000	$1,024.00		$2.11	N/A	N/A		N/A	$1,000	$1,149.00		$4.69	$1,000	$1,008.00		$1.89
Hypothetical 5% return	1,000	1,022.71	+	2.11	N/A	N/A		N/A	1,000	1,020.43	+	4.41	1,000	1,022.91	+	1.91
Service
Actual	1,000	1,022.80		3.36	$1,000	$1,091.10		$2.49	1,000	1,147.10		5.54	1,000	1,007.80		3.09
Hypothetical 5% return	1,000	1,021.47	+	3.36	1,000	1,022.41	+	2.41	1,000	1,019.64	+	5.21	1,000	1,021.72	+	3.11
Advisor
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,006.50		3.83
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,020.98	+	3.86

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.42%	0.67%	N/A
Equity Index	N/A	0.48	N/A
Growth Opportunities	0.88	1.04	N/A
High Quality Floating Rate	0.38	0.62	0.77%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Equity Index, Goldman Sachs Growth Opportunities and Goldman Sachs High Quality Floating Rate Funds (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Adviser”) on behalf of the Equity Index Fund.

The Agreements were most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Growth Opportunities Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (in the case of the Equity Index Fund), portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Equity Index and Growth Opportunities Funds (the “Equity Funds”) and broker oversight, an update on the Investment Adviser’s soft dollars practices (with respect to the Growth Opportunities Fund), other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Sub-Adviser for the Equity Index Fund), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreements; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services (including, with respect to the Equity Index Fund, the Investment Adviser’s oversight of the Sub-Adviser) that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Growth Opportunities Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Core Fixed Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-year period and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2017. They noted that the Equity Index Fund’s Service Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index by an amount approximately equal to Fund fees and expenses for the one-, three-, five-, and ten-year periods ended March 31, 2017. They also noted that the Equity Index Fund had experienced certain portfolio management changes in the first quarter of 2017. The Trustees noted that the Growth Opportunities Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2017. They also observed that the High Quality Floating Rate Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-year period and in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund thereunder and, with respect to the Equity Index Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints (as applicable) to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Growth Opportunities and High Quality Floating Rate Funds, the Trustees noted that the management fee breakpoint schedules were being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Core Fixed Income Fund	High Quality Floating Rate Fund
First $1 billion	0.40%	0.40%
Next $1 billion	0.36	0.36
Next $3 billion	0.34	0.34
Next $3 billion	0.33	0.33
Over $8 billion	0.32	0.32

Growth Opportunities Fund
First $2 billion	1.00%
Next $3 billion	0.90
Next $3 billion	0.86
Over $8 billion	0.84

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Equity Index, Growth Opportunities and High Quality Floating Rate Funds) and to limit certain expenses of the Funds that exceed specified levels as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Growth Opportunities Fund’s Service Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

With respect to the Equity Index Fund, the Trustees noted that, while its Management Agreement did not have breakpoints, the Investment Adviser had agreed to waive a portion of its management fee in order to achieve the following effective annual rates: 0.21% on the first $400 million of average daily net assets and 0.20% of average daily net assets in excess of $400 million. The Trustees noted that, in addition to the Investment Adviser’s management fee waiver mentioned above, the Fund’s total expenses were further reduced by the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

commissions earned by Goldman Sachs for executing securities transactions on behalf of the Equity Funds and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Growth Opportunities Fund; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Equity Index Fund (and fees earned by the Investment Adviser for managing the fund in which the Equity Index Fund’s cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Equity Index Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2018.

Sub-Advisory Agreement for the Equity Index Fund

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement and Investment Performance

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Equity Index Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and organizational structure; (b) experience in index investing and track record in tracking the performance of the Fund’s benchmark in line with the investment objective of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees noted that the Fund had commenced operations in January 2006, and reviewed the Fund’s operations and investment performance since its inception. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement. They noted that the Fund’s Service Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index by an amount approximately equal to Fund fees and expenses for the one-, three-, five-, and ten-year periods ended March 31, 2017.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Sub-Advisory Fee Annual Rate
First $50 Million	0.030%
Next $200 Million	0.020%
Next $750 Million	0.010%
Over $1 Billion	0.008%

The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and the significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser, as well as the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser.

Conclusion

After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2018.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley James A. McNamara	Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer
Jessica Palmer	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2017 Goldman Sachs. All rights reserved.

VITMLTISAR-17/100758-TMPL-08/2017-585389/16.5k

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund

Semi-Annual Report

June 30, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 1.23% and 1.09%, respectively. These returns compare to the 4.99% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 9.34% during the Reporting Period.

As the Reporting Period began in January 2017, U.S. equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. equities continued to rally in February 2017, driven by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, while maintaining projections for three rate hikes this year. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the policy committee led to a dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a vote on health care. For the month of March 2017, U.S. equities were virtually flat.

U.S. equities fell in April 2017, as Fed minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and receding European political risk following the French election. Although the U.S. labor market remained strong and wage growth accelerated, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditures remained below the Fed’s 2% target at just 1.4% year-over-year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios. (Payout ratio is the proportion of earnings paid out as dividends to shareholders.)

For the Reporting Period overall, information technology, health care and consumer discretionary were the best performing sectors in the S&P 500® Index by a wide margin. The weakest performing sectors in the S&P 500® Index were energy and telecommunication services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund underperformed the Russell Index on a relative basis. Four of our quantitative model’s six investment themes added to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative performance. The Valuation, Momentum and Quality themes contributed most positively to relative performance, followed by Management. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme assesses both firm and financial quality. The Management theme assesses the characteristics, policies and strategic decisions of company management.

The Fund’s Sentiment theme detracted most from the Fund’s relative performance, followed by Profitability. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, certain individual stock positions detracted from relative performance. The Fund was hurt most by security selection in the consumer discretionary, information technology and industrials sectors. Conversely, security selection in the financials and real estate sectors bolstered relative returns. Having underweighted allocations to financials and consumer staples, which each lagged the Russell Index during the Reporting Period, also contributed positively to the Fund’s relative performance.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in women’s casual clothing retailer Chico’s FAS, consumer fashion accessories company Fossil Group and re-insurance company Maiden Holdings. The Fund was overweight Chico’s FAS due to our positive views on Quality and Value. Our positive views on Momentum and Value led us to overweight Fossil Group. We chose to overweight Maiden Holdings because of our positive views on Value and Quality.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in development-stage biotechnology company Exelixis, gaming facilities owner and operator Penn National Gaming and technology hardware and equipment manufacturer Rogers. We chose to overweight Exelixis because of our positive views on Sentiment and Quality. Our positive views on Sentiment and Momentum led us to overweight Penn National Gaming. The Fund was overweight Rogers due to our positive views on Sentiment and Quality.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, we made two enhancements to our Sentiment theme. The first enhancement introduced a signal in the U.S. region, which looks at characteristics of a company’s credit default swaps term structure to infer investor expectations regarding the health of that company. Secondly, we introduced an enhancement in the U.S. region that looks at the 10-K and 10-Q filings of companies as an indicator of stock price movements. We use natural language processing techniques to parse through quarterly filings in an effort to gauge various aspects of a company related to management sentiment, their outlook and their thoughts on upcoming risks.

We also enhanced our Valuation theme in the Japan region by evaluating the worth of companies’ patents. We utilize data on the exclusiveness of Japanese companies’ patent portfolios with the goal of determining which companies have the most valuable patent portfolios. We believe that companies with more exclusive patents tend to outperform in the long run.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2017, the Fund was overweight the consumer discretionary and information technology sectors relative to the Russell Index. The Fund was underweight financials, health care and utilities and was rather neutrally weighted in materials, real estate, energy, telecommunication services, industrials and consumer staples compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, one Vice President left the Equity Alpha team and one Vice President joined the team. QIS employs a globally integrated team of more than 90 professionals, with an additional 75-plus professionals dedicated to trading, information technology and development of analytical tools.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Index Definitions

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

4

FUND BASICS

Small Cap Equity Insights Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	20.86%	13.12%	6.20%	6.81%	2/13/98
Service	20.57	12.84	N/A	7.43	8/31/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	1.04%
Service	1.06	1.29

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/173,4

Holding	% of Net Assets	Line of Business
First Industrial Realty Trust, Inc. (REIT)	0.8%	Real Estate
American Equity Investment Life Holding Co.	0.8	Insurance
Aaron’s, Inc.	0.8	Retailing
Rogers Corp.	0.8	Technology Hardware & Equipment
PS Business Parks, Inc. (REIT)	0.8	Real Estate
Sunstone Hotel Investors, Inc. (REIT)	0.8	Real Estate
Entegris, Inc.	0.7	Semiconductors & Semiconductor Equipment
Masimo Corp.	0.7	Health Care Equipment & Services
EMCOR Group, Inc.	0.7	Capital Goods
Benchmark Electronics, Inc.	0.7	Technology Hardware & Equipment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a securities lending reinvestment vehicle) which represents 1.1% of the Fund’s net assets as of 06/30/2017.

5

FUND BASICS

Small Cap Equity Insights Fund (continued)

as of June 30, 2017

FUND VS. BENCHMARK SECTOR ALLOCATIONS5

As of June 30, 2017

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets at June 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.9%
Automobiles & Components – 1.8%
5,574	Cooper-Standard Holdings, Inc.*	$562,249
724	Dorman Products, Inc.*	59,926
2,722	LCI Industries	278,733
13,446	Superior Industries International, Inc.	276,315
9,013	Tenneco, Inc.	521,222

		1,698,445

Banks – 9.0%
210	BancFirst Corp.	20,286
637	Banner Corp.	35,997
12,466	Beneficial Bancorp, Inc.	186,990
4,961	BofI Holding, Inc.*(a)	117,675
1,031	CenterState Banks, Inc.	25,631
20,596	Central Pacific Financial Corp.	648,156
26,295	CVB Financial Corp.	589,797
19,279	Dime Community Bancshares, Inc.	377,868
2,556	Enterprise Financial Services Corp.	104,285
12,471	FCB Financial Holdings, Inc. Class A*	595,490
558	Federal Agricultural Mortgage Corp. Class C	36,103
5,978	First Busey Corp.	175,275
1,730	First Citizens BancShares, Inc. Class A	644,771
13,231	First Commonwealth Financial Corp.	167,769
10,435	Hanmi Financial Corp.	296,876
243	Heartland Financial USA, Inc.	11,445
4,359	Hilltop Holdings, Inc.	114,249
2,432	Home BancShares, Inc.	60,557
2,620	HomeStreet, Inc.*	72,508
1,184	IBERIABANK Corp.	96,496
7,682	International Bancshares Corp.	269,254
4,648	Meridian Bancorp, Inc.	78,551
39,181	OFG Bancorp	391,810
100	Peapack Gladstone Financial Corp.	3,129
7,826	Radian Group, Inc.	127,955
8,216	Sandy Spring Bancorp, Inc.	334,063
100	TriCo Bancshares	3,515
2,605	TrustCo Bank Corp.	20,189
7,768	UMB Financial Corp.	581,512
22,267	Umpqua Holdings Corp.	408,822
20,607	United Community Banks, Inc.	572,875
12,393	Walker & Dunlop, Inc.*	605,150
8,552	Wintrust Financial Corp.	653,715

		8,428,764

Capital Goods – 7.6%
797	American Woodmark Corp.*	76,153
1,634	Applied Industrial Technologies, Inc.	96,488
8,024	Argan, Inc.	481,440
1,564	Armstrong Flooring, Inc.*	28,105
3,275	Astec Industries, Inc.	181,795
14,324	BMC Stock Holdings, Inc.*	312,979
2,652	Briggs & Stratton Corp.	63,913
499	Caesarstone Ltd.*	17,490
21,669	Continental Building Products, Inc.*	504,888

Common Stocks – (continued)
Capital Goods – (continued)
6,598	Curtiss-Wright Corp.	605,564
2,753	Ducommun, Inc.*	86,940
10,624	EMCOR Group, Inc.	694,597
6,604	Esterline Technologies Corp.*	626,059
735	Generac Holdings, Inc.*	26,556
1,277	Gibraltar Industries, Inc.*	45,525
14,910	H&E Equipment Services, Inc.	304,313
3,045	Harsco Corp.*	49,024
16,127	Hillenbrand, Inc.	582,185
2,582	Kennametal, Inc.	96,618
17,515	LSI Industries, Inc.	158,511
2,133	Masonite International Corp.*	161,042
5,300	MasTec, Inc.*	239,295
1,025	Milacron Holdings Corp.*	18,030
4,149	Miller Industries, Inc.	103,103
1,749	MYR Group, Inc.*	54,254
876	Neff Corp. Class A*	16,644
612	Powell Industries, Inc.	19,578
16,362	Rush Enterprises, Inc. Class A*	608,339
519	SPX FLOW, Inc.*	19,141
1,385	TriMas Corp.*	28,877
7,605	Triumph Group, Inc.	240,318
2,042	Universal Forest Products, Inc.	178,287
20,997	Wabash National Corp.	461,514

		7,187,565

Commercial & Professional Services – 5.2%
2,195	Barrett Business Services, Inc.	125,752
18,106	Brady Corp. Class A	613,793
840	Brink’s Co. (The)	56,280
3,852	CBIZ, Inc.*	57,780
6,156	CECO Environmental Corp.	56,512
2,539	Essendant, Inc.	37,653
374	Exponent, Inc.	21,804
7,602	FTI Consulting, Inc.*	265,766
2,080	Heidrick & Struggles International, Inc.	45,240
607	HNI Corp.	24,201
656	ICF International, Inc.*	30,898
936	Kelly Services, Inc. Class A	21,013
32,194	Kimball International, Inc. Class B	537,318
2,077	Knoll, Inc.	41,644
1,873	Matthews International Corp. Class A	114,721
15,221	McGrath RentCorp	527,103
7,467	MSA Safety, Inc.	606,096
8,465	Navigant Consulting, Inc.*	167,268
4,268	On Assignment, Inc.*	231,112
13,957	Quad/Graphics, Inc.	319,895
19,447	RPX Corp.*	271,286
1,840	RR Donnelley & Sons Co.	23,074
2,270	Steelcase, Inc. Class A	31,780
9,136	TriNet Group, Inc.*	299,113
3,176	TrueBlue, Inc.*	84,164
3,722	WageWorks, Inc.*	250,118

		4,861,384

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Durables & Apparel – 3.7%
19,786	Beazer Homes USA, Inc.*	$271,464
32,731	Callaway Golf Co.	418,302
6,989	Deckers Outdoor Corp.*	477,069
18,147	Fossil Group, Inc.*	187,822
4,291	Installed Building Products, Inc.*	227,209
3,778	Libbey, Inc.	30,451
737	Malibu Boats, Inc. Class A*	19,066
1,740	MCBC Holdings, Inc.*	34,017
15,722	MDC Holdings, Inc.	555,458
315	Oxford Industries, Inc.	19,684
8,155	Steven Madden Ltd.*	325,792
24,191	Taylor Morrison Home Corp. Class A*	580,826
10,203	Wolverine World Wide, Inc.	285,786

		3,432,946

Consumer Services – 4.3%
8,995	Belmond Ltd. Class A*	119,634
10,379	Bridgepoint Education, Inc.*	153,194
5,476	Capella Education Co.	468,746
8,235	Chegg, Inc.*	101,208
14,295	International Speedway Corp. Class A	536,777
21,290	K12, Inc.*	381,517
2,150	Marriott Vacations Worldwide Corp.	253,162
860	Monarch Casino & Resort, Inc.*	26,015
32,333	Penn National Gaming, Inc.*	691,926
5,678	Red Rock Resorts, Inc. Class A	133,717
36,950	Regis Corp.*	379,477
7,053	Scientific Games Corp. Class A*	184,083
2,212	SeaWorld Entertainment, Inc.	35,989
10,480	Sotheby’s*	562,462

		4,027,907

Diversified Financials – 4.9%
13,701	AG Mortgage Investment Trust, Inc. (REIT)	250,728
101,170	Anworth Mortgage Asset Corp. (REIT)(b)	608,032
1,717	ARMOUR Residential REIT, Inc. (REIT)	42,925
1,748	Cherry Hill Mortgage Investment Corp. (REIT)	32,285
14,031	Enova International, Inc.*	208,360
9,536	Evercore Partners, Inc. Class A	672,288
5,333	GAMCO Investors, Inc. Class A	157,857
18,092	Greenhill & Co., Inc.	363,649
950	Houlihan Lokey, Inc.	33,155
38,808	Invesco Mortgage Capital, Inc. (REIT)	648,482
12,688	Moelis & Co. Class A	492,929
22,399	MTGE Investment Corp. (REIT)	421,101
678	Nelnet, Inc. Class A	31,873
5,740	Piper Jaffray Cos.	344,113
14,784	Western Asset Mortgage Capital Corp. (REIT)	152,275

Common Stocks – (continued)
Diversified Financials – (continued)
1,702	World Acceptance Corp.*	127,497

		4,587,549

Energy – 3.9%
9,610	Archrock, Inc.	109,554
1,331	C&J Energy Services, Inc.*	45,613
10,429	Clean Energy Fuels Corp.*	26,490
12,673	CVR Energy, Inc.(a)	275,765
21,039	Delek US Holdings, Inc.	556,271
67,843	Denbury Resources, Inc.*	103,800
11,807	EP Energy Corp. Class A*(a)	43,214
5,729	Exterran Corp.*	152,964
24,570	Fairmount Santrol Holdings, Inc.*(a)	95,823
10,670	Green Plains, Inc.	219,269
86,583	McDermott International, Inc.*	620,800
5,566	Newpark Resources, Inc.*	40,910
28,199	Oasis Petroleum, Inc.*	227,002
4,149	Oil States International, Inc.*	112,645
8,236	Pacific Ethanol, Inc.*	51,475
30,808	Pioneer Energy Services Corp.*	63,156
1,757	REX American Resources Corp.*	169,656
10,026	Rowan Cos. plc Class A*	102,666
28,807	Scorpio Tankers, Inc.	114,364
3,831	Smart Sand, Inc.*	34,134
8,468	Unit Corp.*	158,606
8,719	US Silica Holdings, Inc.	309,437

		3,633,614

Food, Beverage & Tobacco – 1.2%
711	Coca-Cola Bottling Co. Consolidated	162,727
12,347	Darling Ingredients, Inc.*	194,342
1,372	Dean Foods Co.	23,324
5,685	Fresh Del Monte Produce, Inc.	289,423
1,583	John B Sanfilippo & Son, Inc.	99,903
838	Lancaster Colony Corp.	102,756
3,224	National Beverage Corp.	301,637

		1,174,112

Health Care Equipment & Services – 4.1%
25,510	AngioDynamics, Inc.*	413,517
174	Atrion Corp.	111,934
2,617	Cantel Medical Corp.	203,891
648	Cardiovascular Systems, Inc.*	20,885
10,233	Community Health Systems, Inc.*	101,921
3,196	Halyard Health, Inc.*	125,539
3,345	K2M Group Holdings, Inc.*	81,484
483	Landauer, Inc.	25,261
1,277	Lantheus Holdings, Inc.*	22,539
372	LHC Group, Inc.*	25,255
2,477	Magellan Health, Inc.*	180,573
7,629	Masimo Corp.*	695,612
2,442	Medidata Solutions, Inc.*	190,964
6,382	Molina Healthcare, Inc.*	441,507
1,401	NuVasive, Inc.*	107,765
4,252	Orthofix International NV*	197,633
9,896	Owens & Minor, Inc.	318,552

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Services – (continued)
5,814	Quality Systems, Inc.*	$100,059
793	Quidel Corp.*	21,522
13,615	Triple-S Management Corp. Class B*	230,230
9,403	Wright Medical Group NV*	258,489

		3,875,132

Household & Personal Products – 0.4%
12,816	Central Garden & Pet Co. Class A*	384,736
434	USANA Health Sciences, Inc.*	27,820

		412,556

Insurance – 2.9%
28,612	American Equity Investment Life Holding Co.	751,923
10,757	Argo Group International Holdings Ltd.	651,874
25,608	CNO Financial Group, Inc.	534,695
551	FBL Financial Group, Inc. Class A	33,886
21,913	Genworth Financial, Inc. Class A*	82,612
3,324	James River Group Holdings Ltd.	132,063
30,451	Maiden Holdings Ltd.	338,006
4,075	Stewart Information Services Corp.	184,924

		2,709,983

Materials – 4.8%
5,186	A Schulman, Inc.	165,952
479	Balchem Corp.	37,223
4,702	Carpenter Technology Corp.	175,996
14,682	Coeur Mining, Inc.*	125,972
4,206	Ferro Corp.*	76,928
1,831	Greif, Inc. Class A	102,133
11,635	Innophos Holdings, Inc.	510,079
8,099	KapStone Paper and Packaging Corp.	167,082
2,441	Koppers Holdings, Inc.*	88,242
27,626	Louisiana-Pacific Corp.*	666,063
4,683	Materion Corp.	175,144
8,866	Minerals Technologies, Inc.	648,991
1,239	Neenah Paper, Inc.	99,430
1,076	PolyOne Corp.	41,684
2,683	Rayonier Advanced Materials, Inc.	42,177
20,910	Schnitzer Steel Industries, Inc. Class A	526,932
713	Schweitzer-Mauduit International, Inc.	26,545
2,602	Stepan Co.	226,738
19,396	SunCoke Energy, Inc.*	211,416
2,897	Tronox Ltd. Class A	43,803
7,206	Worthington Industries, Inc.	361,885

		4,520,415

Media – 0.8%
24,598	MSG Networks, Inc. Class A*	552,225
11,630	Time, Inc.	166,891
1,587	tronc, Inc.*	20,456

		739,572

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 8.5%
13,743	Akebia Therapeutics, Inc.*	197,487
20,370	AMAG Pharmaceuticals, Inc.*	374,808
21,665	Array BioPharma, Inc.*	181,336
4,313	BioSpecifics Technologies Corp.*	213,537
2,315	Bluebird Bio, Inc.*	243,191
1,814	Blueprint Medicines Corp.*	91,915
3,715	Calithera Biosciences, Inc.*	55,168
18,615	Catalent, Inc.*	653,386
1,141	Clovis Oncology, Inc.*	106,832
1,699	Corcept Therapeutics, Inc.*	20,048
10,482	Cytokinetics, Inc.*	126,832
1,829	CytomX Therapeutics, Inc.*	28,349
1,058	Emergent BioSolutions, Inc.*	35,877
1,216	Enanta Pharmaceuticals, Inc.*	43,752
13,617	Exact Sciences Corp.*	481,633
20,767	FibroGen, Inc.*	670,774
1,128	Five Prime Therapeutics, Inc.*	33,964
18,104	Genomic Health, Inc.*	589,285
10,228	Halozyme Therapeutics, Inc.*	131,123
1,208	Heska Corp.*	123,301
491	INC Research Holdings, Inc. Class A*	28,724
13,273	Innoviva, Inc.*	169,894
4,209	Inovio Pharmaceuticals, Inc.*	32,999
790	Intersect ENT, Inc.*	22,081
615	Ironwood Pharmaceuticals, Inc.*	11,611
2,644	Kite Pharma, Inc.*	274,103
1,585	Loxo Oncology, Inc.*	127,101
23,403	MiMedx Group, Inc.*(a)	350,343
28,083	Momenta Pharmaceuticals, Inc.*	474,603
7,464	Myriad Genetics, Inc.*	192,870
491	Pacira Pharmaceuticals, Inc.*	23,421
87,665	PDL BioPharma, Inc.*	216,533
1,880	Phibro Animal Health Corp. Class A	69,654
4,924	Portola Pharmaceuticals, Inc.*	276,581
6,831	Progenics Pharmaceuticals, Inc.*	46,382
4,354	PTC Therapeutics, Inc.*	79,809
1,871	Puma Biotechnology, Inc.*	163,525
6,487	Repligen Corp.*	268,821
4,608	Retrophin, Inc.*	89,349
1,819	Sage Therapeutics, Inc.*	144,865
12,713	SciClone Pharmaceuticals, Inc.*	139,843
1,188	Supernus Pharmaceuticals, Inc.*	51,203
3,136	Ultragenyx Pharmaceutical, Inc.*	194,777
6,074	Vanda Pharmaceuticals, Inc.*	99,006
1,734	Xencor, Inc.*	36,605

		7,987,301

Real Estate – 7.7%
1,578	Ashford Hospitality Prime, Inc. (REIT)	16,238
6,106	Chatham Lodging Trust (REIT)	122,670
17,474	Colony Starwood Homes (REIT)	599,533
52,887	DiamondRock Hospitality Co. (REIT)	579,113

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate – (continued)
5,529	FelCor Lodging Trust, Inc. (REIT)	$39,864
27,286	First Industrial Realty Trust, Inc. (REIT)	780,925
5,329	First Potomac Realty Trust (REIT)	59,205
9,752	Hersha Hospitality Trust (REIT)	180,510
15,109	Kennedy-Wilson Holdings, Inc.	287,826
1,464	National Storage Affiliates Trust (REIT)	33,833
17,296	New Senior Investment Group, Inc. (REIT)	173,825
724	NexPoint Residential Trust, Inc. (REIT)	18,020
4,229	Potlatch Corp. (REIT)	193,265
5,374	PS Business Parks, Inc. (REIT)	711,464
11,821	QTS Realty Trust, Inc. Class A (REIT)	618,593
4,636	Quality Care Properties, Inc. (REIT)*	84,885
19,822	Rexford Industrial Realty, Inc. (REIT)	543,916
30,227	RLJ Lodging Trust (REIT)	600,610
337	RMR Group, Inc. (The) Class A	16,395
8,210	Summit Hotel Properties, Inc. (REIT)	153,116
44,066	Sunstone Hotel Investors, Inc. (REIT)	710,344
3,147	Terreno Realty Corp. (REIT)	105,928
1,106	Tier REIT, Inc. (REIT)	20,439
1,106	Urstadt Biddle Properties, Inc. Class A (REIT)	21,899
29,006	Xenia Hotels & Resorts, Inc. (REIT)	561,846

		7,234,262

Retailing – 4.9%
18,917	Aaron’s, Inc.	735,871
14,537	American Eagle Outfitters, Inc.	175,171
9,893	Asbury Automotive Group, Inc.*	559,449
6,753	Big 5 Sporting Goods Corp.	88,127
1,481	Camping World Holdings, Inc. Class A	45,689
15,126	Cato Corp. (The) Class A	266,066
41,969	Chico’s FAS, Inc.	395,348
16,833	Finish Line, Inc. (The) Class A	238,524
5,619	Francesca’s Holdings Corp.*	61,472
9,292	FTD Cos., Inc.*	185,840
5,944	Group 1 Automotive, Inc.	376,374
24,984	Liberty TripAdvisor Holdings, Inc. Class A*	289,814
3,562	Nutrisystem, Inc.	185,402
1,901	Ollie’s Bargain Outlet Holdings, Inc.*	80,982
9,172	Pier 1 Imports, Inc.	47,603
17,379	Select Comfort Corp.*	616,781
6,070	Shutterfly, Inc.*	288,325

		4,636,838

Semiconductors & Semiconductor Equipment – 3.6%
22,184	Amkor Technology, Inc.*	216,738
3,700	Brooks Automation, Inc.	80,253

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
6,792	Cabot Microelectronics Corp.	501,453
7,969	Cirrus Logic, Inc.*	499,816
17,899	Diodes, Inc.*	430,113
31,992	Entegris, Inc.*	702,224
54,667	Photronics, Inc.*	513,870
5,436	Silicon Laboratories, Inc.*	371,551
1,359	Ultra Clean Holdings, Inc.*	25,481
834	Veeco Instruments, Inc.*	23,227

		3,364,726

Software & Services – 8.7%
2,075	Acxiom Corp.*	53,908
10,497	Aspen Technology, Inc.*	580,064
1,911	Barracuda Networks, Inc.*	44,068
15,736	Blucora, Inc.*	333,603
25,006	Box, Inc. Class A*	456,109
2,327	CommVault Systems, Inc.*	131,359
23,870	Convergys Corp.	567,629
15,510	Cornerstone OnDemand, Inc.*	554,482
13,160	CSG Systems International, Inc.	534,033
15,547	EVERTEC, Inc.	268,963
257	Fair Isaac Corp.	35,828
7,857	Five9, Inc.*	169,083
1,393	Hortonworks, Inc.*	17,942
8,486	HubSpot, Inc.*	557,955
10,499	Imperva, Inc.*	502,377
1,176	MicroStrategy, Inc. Class A*	225,404
8,015	MINDBODY, Inc. Class A*	218,008
12,391	New Relic, Inc.*	532,937
17,397	NIC, Inc.	329,673
4,590	Paylocity Holding Corp.*	207,376
3,416	Perficient, Inc.*	63,674
19,050	Progress Software Corp.	588,455
5,193	QAD, Inc. Class A	166,436
4,621	Rubicon Project, Inc. (The)*	23,752
688	Sykes Enterprises, Inc.*	23,069
598	TeleTech Holdings, Inc.	24,398
40,789	Travelport Worldwide Ltd.	561,257
2,604	TrueCar, Inc.*	51,898
511	Varonis Systems, Inc.*	19,009
7,321	Web.com Group, Inc.*	185,221
4,409	Yelp, Inc.*	132,358

		8,160,328

Technology Hardware & Equipment – 6.8%
3,511	Applied Optoelectronics, Inc.*(a)	216,945
13,144	AVX Corp.	214,773
2,763	Belden, Inc.	208,413
21,475	Benchmark Electronics, Inc.*	693,643
23,888	Extreme Networks, Inc.*	220,247
15,231	Finisar Corp.*	395,701
6,379	InterDigital, Inc.	493,097
3,328	Itron, Inc.*	225,472
17,149	Kimball Electronics, Inc.*	309,539
1,598	Methode Electronics, Inc.	65,838
8,738	NetScout Systems, Inc.*	300,587

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
10,300	Plexus Corp.*	$541,471
6,577	Rogers Corp.*	714,394
13,713	Sanmina Corp.*	522,465
37,208	TTM Technologies, Inc.*	645,931
35,530	Vishay Intertechnology, Inc.	589,798

		6,358,314

Telecommunication Services – 0.9%
4,041	Boingo Wireless, Inc.*	60,453
13,443	Cogent Communications Holdings, Inc.	539,064
3,595	IDT Corp. Class B	51,660
8,328	Spok Holdings, Inc.	147,406
10,209	Vonage Holdings Corp.*	66,767

		865,350

Transportation – 1.1%
13,564	Hawaiian Holdings, Inc.*	636,830
3,792	Marten Transport Ltd.	103,901
8,889	SkyWest, Inc.	312,004

		1,052,735

Utilities – 1.1%
638	Northwest Natural Gas Co.	38,184
9,952	Ormat Technologies, Inc.	583,983
5,613	Southwest Gas Holdings, Inc.	410,086

		1,032,253

TOTAL COMMON STOCKS
(Cost $84,303,948)		$91,982,051

Units	Description		Value
Right* – 0.0%
Pharmaceuticals, Biotechnology & Life Sciences – 0.0%
1,561	Dyax Corp., CVR		$4,683
(Cost $0)

Shares	Distribution Rate	Value
Investment Company(c)(d) – 0.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
752,251	0.845%	$752,251
(Cost $752,251)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $85,056,199)		$92,738,985

Securities Lending Reinvestment Vehicle(c)(d) – 1.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,063,850	0.845%	$1,063,850
(Cost $1,063,850)

TOTAL INVESTMENTS – 99.8%
(Cost $86,120,049)		$93,802,835

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		199,059

NET ASSETS – 100.0%		$94,001,894

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	24	September 2017	$1,697,160	$(3,462)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $84,303,948)(a)	$91,986,734
Investments in affiliated issuers, at value (cost $752,251)	752,251
Investments in affiliated securities lending reinvestment vehicle, at value (cost $1,063,850)	1,063,850
Cash	1,386,385
Receivables:
Dividends	146,473
Investments sold	88,696
Fund shares sold	15,538
Reimbursement from investment adviser	9,184
Securities lending income	1,888
Other assets	444
Total assets	95,451,443

Liabilities:
Variation margin on certain derivative contracts	4,440
Payables:
Payable upon return of securities loaned	1,063,850
Investments purchased	140,572
Fund shares redeemed	101,323
Management fees	53,921
Distribution and Service fees and Transfer Agency fees	5,480
Accrued expenses	79,963
Total liabilities	1,449,549

Net Assets:
Paid-in capital	77,018,337
Undistributed net investment income	430,018
Accumulated net realized gain	8,874,215
Net unrealized gain	7,679,324
NET ASSETS	$94,001,894
Net Assets:
Institutional	$74,772,041
Service	19,229,853
Total Net Assets	$94,001,894
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,356,207
Service	1,388,362
Net asset value, offering and redemption price per share:
Institutional	$13.96
Service	13.85

(a) Includes loaned securities having a market value of $1,040,707.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $487)	$734,113
Securities lending income — affiliated issuer	26,622
Dividends — affiliated issuers	2,908
Total investment income	763,643

Expenses:
Management fees	355,338
Professional fees	41,469
Custody, accounting and administrative services	35,227
Distribution and Service fees — Service Shares	24,320
Printing and mailing costs	21,597
Transfer Agency fees(a)	9,475
Trustee fees	8,175
Other	3,598
Total expenses	499,199
Less — expense reductions	(90,465)
Net expenses	408,734
NET INVESTMENT INCOME	354,909

Realized and unrealized gain (loss):
Net realized gain from:
Investments	7,421,756
Futures contracts	53,996
Net change in unrealized gain (loss) on:
Investments	(6,703,050)
Futures contracts	15,766
Net realized and unrealized gain	788,468
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,143,377

(a) Institutional and Service Shares incurred Transfer Agency fees of $7,530 and $1,945, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$354,909	$585,304
Net realized gain	7,475,752	3,248,759
Net change in unrealized gain (loss)	(6,687,284)	15,333,955
Net increase in net assets resulting from operations	1,143,377	19,168,018

Distributions to shareholders:
From net investment income
Institutional Shares	—	(805,471)
Service Shares	—	(170,271)
From net realized gains
Institutional Shares	—	(1,921,693)
Service Shares	—	(521,949)
Total distributions to shareholders	—	(3,419,384)

From share transactions:
Proceeds from sales of shares	3,980,004	13,916,746
Reinvestment of distributions	—	3,419,383
Cost of shares redeemed	(8,978,924)	(27,985,318)
Net decrease in net assets resulting from share transactions	(4,998,920)	(10,649,189)
TOTAL INCREASE (DECREASE)	(3,855,543)	5,099,445

Net assets:

Beginning of period	97,857,437	92,757,992
End of period	$94,001,894	$97,857,437
Undistributed net investment income	$430,018	$75,109

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$13.79	$0.06		$0.11		$0.17	$—	$—	$—	$13.96	1.23%	$74,772	0.81	%(d)	1.00	%(d)	0.80	%(d)	59%
2017 - Service	13.70	0.04		0.11		0.15	—	—	—	13.85	1.09	19,230	1.06	(d)	1.25	(d)	0.55	(d)	59

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	11.60	0.11		2.59		2.70	(0.15)	(0.36)	(0.51)	13.79	23.13	77,421	0.81		1.04		0.95		119
2016 - Service	11.52	0.08		2.58		2.66	(0.12)	(0.36)	(0.48)	13.70	22.92	20,437	1.06		1.29		0.70		119
2015 - Institutional	13.67	0.08	(e)	(0.37)		(0.29)	(0.04)	(1.74)	(1.78)	11.60	(2.13)	73,270	0.81		0.99		0.59	(e)	124
2015 - Service	13.60	0.05	(e)	(0.39)		(0.34)	— (f)	(1.74)	(1.74)	11.52	(2.49)	19,488	1.06		1.24		0.34	(e)	124
2014 - Institutional	15.07	0.08		0.90		0.98	(0.12)	(2.26)	(2.38)	13.67	6.93	89,043	0.83		1.04		0.53		119
2014 - Service	15.00	0.04		0.90		0.94	(0.08)	(2.26)	(2.34)	13.60	6.69	23,744	1.08		1.29		0.28		119
2013 - Institutional	12.71	0.11		4.37		4.48	(0.16)	(1.96)	(2.12)	15.07	35.62	98,114	0.82		0.98		0.77		152
2013 - Service	12.65	0.08		4.34		4.42	(0.11)	(1.96)	(2.07)	15.00	35.38	25,932	1.07		1.23		0.52		152
2012 - Institutional	11.40	0.19	(g)	1.27	(h)	1.46	(0.15)	—	(0.15)	12.71	12.79 (h)	82,961	0.81		0.97		1.55	(g)	95
2012 - Service	11.35	0.17	(g)	1.25	(h)	1.42	(0.12)	—	(0.12)	12.65	12.47 (h)	22,674	1.06		1.22		1.34	(g)	95

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.62% of average net assets.
(h)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.08 per share. Excluding such payment, the total return would have been 12.44% and 12.12%, respectively.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.    Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$17,490	$—	$—
Europe	233,998	—	—
North America	91,730,563	—	4,683
Investment Company	752,251	—	—
Securities Lending Reinvestment Vehicle	1,063,850	—	—
Total	$93,798,152	$—	$4,683

Derivative Type
Liability(b)
Futures Contracts	$(3,462)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities(a)
Equity	—	$—	Variation margin on certain derivative contracts	$(3,462)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2017 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$53,996	$15,766	24

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2017.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.75%	0.68%	0.65%	0.64%	0.75%	0.70	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2017, GSAM waived $23,690, of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2017, GSAM waived $777 of the Fund’s management fee.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2017, GSAM reimbursed $65,526 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2017, custody fee credits were $472.

E.  Line of Credit Facility — As of June 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017	Dividend Income
$1,221,911	$6,508,723	$(6,978,383)	$752,251	$2,908

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017, were $55,342,467 and $59,388,691 respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

7.    SECURITIES LENDING (continued)

Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2017, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six Months ended June 30, 2017
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2017
$2,954	$2,301	$305,275

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2017:

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017
$758,249	$7,986,951	$(7,681,350)	$1,063,850

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2016, the Fund’s timing differences, on a tax-basis were as follows:

Timing differences (§ 857(b)(9) Deferred Dividend)	$34,156

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

8.    TAX INFORMATION (continued)

As of June 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$86,442,209
Gross unrealized gain	12,014,485
Gross unrealized loss	(4,653,859)
Net unrealized security gain	$7,360,626

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences in the tax treatment of underlying fund investments, passive foreign investment company investments, and real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

9.    OTHER RISKS (continued)

conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	253,645	$3,519,190	1,055,485	$13,309,062
Reinvestment of distributions	—	—	196,058	2,727,164
Shares redeemed	(512,017)	(7,090,809)	(1,955,267)	(24,207,664)
	(258,372)	(3,571,619)	(703,724)	(8,171,438)
Service Shares
Shares sold	33,363	460,814	52,803	607,684
Reinvestment of distributions	—	—	50,088	692,219
Shares redeemed	(136,919)	(1,888,115)	(301,894)	(3,777,654)
	(103,556)	(1,427,301)	(199,003)	(2,477,751)
NET DECREASE	(361,928)	$(4,998,920)	(902,727)	$(10,649,189)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Institutional
Actual	$1,000	$1,012.30		$4.04
Hypothetical 5% return	1,000	1,020.78	+	4.06
Service
Actual	1,000	1,010.90		5.29
Hypothetical 5% return	1,000	1,019.54	+	5.31

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Small Cap Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”) and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees noted that the management fee breakpoint schedule was being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.65
Over $8 billion	0.64

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund.

© 2017 Goldman Sachs. All rights reserved.

VITSCSAR-17/101228-TMPL-08/2017-587129/8.4k

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Semi-Annual Report

June 30, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 16.55% and 16.47%, respectively. These returns compare to the 14.00% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 9.34% during the Reporting Period.

As the Reporting Period began in January 2017, U.S. equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. equities continued to rally in February 2017, driven by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, while maintaining projections for three rate hikes this year. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the policy committee led to a dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a vote on health care. For the month of March 2017, U.S. equities were virtually flat.

U.S. equities fell in April 2017, as Fed minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and on receding European political risk following the centrist candidate’s win in the French election. Although the U.S. labor market remained strong, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditures remained below the Fed’s 2% target at just 1.4% year-over-year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios. (Payout ratio is the proportion of earnings paid out as dividends to shareholders.)

For the Reporting Period overall, information technology, health care and consumer discretionary were the best performing sectors in the S&P 500® Index by a wide margin. The weakest performing sectors in the S&P 500® Index were energy and telecommunication services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index during the Reporting Period attributable primarily to stock selection overall. Sector allocation as a whole detracted, albeit modestly.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the information technology, industrials and real estate sectors. The only sector wherein stock selection detracted from the Fund’s relative results during the Reporting Period was financials. Having an overweighted allocation relative to the Russell Index in energy, which was the weakest sector by some distance during the Reporting Period, also hurt. Having an allocation to cash, albeit modest, during the Reporting Period when the Russell Index rallied, further dampened the Fund’s relative results.

What were some of the Fund’s best-performing individual stocks?

Among those stocks the Fund benefited most from relative to the Russell Index were positions in international freight transportation company CSX, pharmaceuticals company Vertex Pharmaceuticals and enterprise information management software supplier Oracle.

After being added to the Fund’s portfolio during the fourth quarter of 2016, CSX saw its stock price spike in January 2017, as Canadian Pacific Chief Executive Officer (“CEO”) Hunter Harrison resigned and was reportedly seeking a senior management position at CSX. Later in the Reporting Period, this story proved true, as Harrison was hired as CSX’s CEO. When the news first broke, the market viewed the potential move positively given Harrison’s strong reputation. The company also reported first fiscal quarter results that beat market expectations on revenues and earnings per share. At the end of the Reporting Period, we believed CSX was well positioned to potentially accelerate from a possible inflationary environment given its cyclical business model and also from potential tax reforms given its currently high tax rate. Overall, we were optimistic at the end of the Reporting Period about CSX’s growth outlook as well as about its operational improvement and strong free cash flow generation potential.

Vertex Pharmaceuticals announced earnings in January 2017 that were better than market estimates on earnings per share and total revenue. Most of the stock’s movement, however, occurred later in March 2017 when its price spiked on the company’s announcement about the successful clinical trial of one of its cystic fibrosis drugs. During the second half of the Reporting Period, its stock was buoyed by strong performance in the health care sector overall. At the end of the Reporting Period, we thought Vertex Pharmaceuticals had strong underlying fundamentals and a promising product pipeline with significant short-term and long-term catalysts, at an attractive valuation. We further believed the company, led by what we viewed as a capable management team, would likely continue to see growth given its dominant market share and geographic expansionary efforts, which have thus far contributed to meaningful profitability.

During the Reporting Period, Oracle reported quarterly results that beat market expectations on revenues and earnings. Its positive results were primarily led by better than market expected performance by its license business. We view this improvement as an encouraging sign that information technology spending is healthy, which we believe may well continue to act as a secular tailwind for Oracle. The company also continued to report strong progress on its cloud offering, which we view as an important piece of its business, as Oracle works to capitalize on its legacy user base through innovative new products. At the end of the Reporting Period, we remained positive on Oracle and believed it remained a high quality business with attractive growth prospects, as it continues to invest in innovation.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in oil well services company Schlumberger, off-price retail apparel and home accessories stores operator Ross Stores and kitchen equipment designer, manufacturer and distributor Middleby.

During the Reporting Period, Schlumberger announced fourth quarter 2016 earnings that were ahead of consensus expectations. However, its share price was weak, as it expressed a slower than company expected recovery in international oilfield activity. Also, like many companies in the energy sector, Schlumberger’s stock price faced pressure amidst volatility in global oil prices. While we believed at the end of the Reporting Period that both activity and pricing trends may stabilize and improve over the long term and believed Schlumberger is a high quality company, we continued to monitor the risk/reward situation the recent downturn in crude oil prices presents.

In May 2017, Ross Stores announced earnings that were positive, beating market expectations for same-store sales and earnings per share. Despite the strong earnings, however, fears of Amazon and other e-commerce companies displacing physical stores and increasing competition persisted as a headwind for the stock, causing its price to decline in June 2017. At the end of the Reporting Period, we continued to believe Ross Stores is well positioned within its industry, relatively insulated from Amazon pressures as an off-price retailer. We also believed it remained attractively valued for a high quality company. We remained encouraged by Ross

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Stores’ consistent sales and earnings growth over time, strong free cash flows and demonstrated track record of returning capital to shareholders.

Middleby reported mixed first quarter 2017 results. The company delivered what we considered to be impressive margin expansion but failed to grow revenues at the pace most investors had expected. The weakness was explained by the company as being based on delayed capital expenditure spending by domestic restaurants. We view this as a short-term challenge and believed, at the end of the Reporting Period, that what we feel is the company’s best in class product line positions it well going forward. We further believed the recent decline in the company’s share price has presented a strong risk/reward opportunity at attractive valuations. We continued to believe Middleby’s market share gains, partnerships with strong franchises and what we view as innovative products position it as an industry leader.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in biopharmaceutical company Amgen. The company, which operates in the areas of oncology and bone, inflammatory and cardiovascular diseases, is one of the leaders in the biotechnology industry, and we are positive on its ability to continue to grow market share. We believe that with its new product cycles and existing growth franchises, the company should be able to offset any potential declines in its legacy business while seeking to grow both revenue and earnings. In our view, Amgen has robust free cash flow, a strong balance sheet and, at the time of purchase, was trading at an attractive valuation relative to its peers.

We initiated a Fund position in financial services technology company Fiserv. The company provides products and services used to process electronic payment transactions and other account processing services. Fiserv has, in our view, a strong long-term track record, and we believe it is poised to potentially accelerate organic revenue growth. We are also positive on the company’s ability to grow revenue and increase margins and see positive benefits should tax reforms be implemented given the company’s currently high tax rate.

Conversely, we sold the Fund’s position in First Republic Bank. The bank’s stock had experienced strong performance after the U.S. elections as did many financials companies. At the end of the Reporting Period, we continued to like the bank but due to its sharp stock price increase, we decided to exit the position to pursue companies with what we viewed as more favorable growth prospects.

We eliminated the Fund’s position in FleetCor Technologies, which is an independent global provider of specialized payment products and services to commercial fleets, major oil companies and petroleum markets. Our conviction in the company lessened during the Reporting Period, as we saw the company’s organic growth decline in recent quarters, and we became less optimistic on the company moving forward. We feel the company could continue to face headwinds from higher interest rates and taxes, which could impact future guidance. While we continued to believe at the end of the Reporting Period that the company was attractively valued, we took the opportunity to exit the position and allocate capital elsewhere.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and consumer staples increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in financials, energy, industrials, information technology and materials decreased. The Fund’s allocation to cash also decreased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2017, the Fund had overweighted positions relative to the Russell Index in the financials and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, information technology and industrials and was rather neutrally weighted to the Russell Index in consumer discretionary, energy, real estate and health care. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, our outlook for equities remained positive, supported by what we perceive as strong global earnings momentum, receding political risk and overly negative sentiment on the Administration’s proposals. Global economic growth has been strong, and the expansion appears to be broadening across regions, creating, in our view, a positive backdrop for corporate earnings growth. For the first year since 2010, consensus earnings per share growth forecasts were positive in all major global regions at the end of the Reporting Period.

While we were slightly more bullish on equities outside the U.S. at the end of the Reporting Period, we believe plummeting optimism on the Administration’s proposals have gone too far, resulting in an almost full unwinding of the rally seen earlier in the U.S. We believe the outperformance of value versus growth stocks and small cap versus large cap, seen in 2016, has reversed, not only during the Reporting Period but likely for the remainder of the calendar year 2017. At the end of the Reporting Period, we saw particularly attractive opportunities in specific sectors, such as financials, which we believe can reap significant benefits from a more clear and more effective implementation of existing regulatory legislation.

That said, what we view as expensive valuations make U.S. equities more vulnerable, in our opinion, to a moderation in growth on the one hand or to a sharper than consensus expected rise in bond yields on the other. These risks support our case for dynamic active management. Moreover, these aforementioned tailwinds of solid earnings growth and positive potential from any reforms implemented are not priced into valuations and can, we believe, offer upside.

Regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. We intend to continue to favor high quality growth businesses over breathtaking concepts. We intend to invest when we consider valuations to be attractive, rather than following the trend. These core beliefs have guided our team during the past 30 years; we believe they hold the answer for the next 30.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Index Definitions

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index. It is not possible to invest directly in an index.

5

FUND BASICS

Strategic Growth Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	20.17%	14.74%	7.67%	5.77%	4/30/98
Service	19.90	14.46	7.41	7.61	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.74%	0.83%
Service	0.99	1.08

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/173

Holding	% of Net Assets	Line of Business
Apple, Inc.	6.8%	Technology Hardware & Equipment
Microsoft Corp.	4.4	Software & Services
Amazon.com, Inc.	3.9	Retailing
Facebook, Inc. Class A	3.8	Software & Services
Alphabet, Inc. Class A	3.5	Software & Services
Walt Disney Co. (The)	2.6	Media
Comcast Corp. Class A	2.5	Media
Mastercard, Inc. Class A	2.4	Software & Services
Alphabet, Inc. Class C	2.4	Software & Services
Eli Lilly & Co.	2.0	Pharmaceuticals, Biotechnology & Life Sciences

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2017

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 99.6%
Banks – 1.0%
94,169	SunTrust Banks, Inc.	$5,341,266

Capital Goods – 10.0%
22,595	3M Co.	4,704,053
17,348	Boeing Co. (The)	3,430,567
57,581	Fortive Corp.	3,647,757
12,683	General Dynamics Corp.	2,512,502
74,928	Honeywell International, Inc.	9,987,153
42,420	Middleby Corp. (The)*	5,154,454
24,199	Northrop Grumman Corp.	6,212,125
26,922	Roper Technologies, Inc.	6,233,251
21,283	WABCO Holdings, Inc.*	2,713,795
130,176	Xylem, Inc.	7,215,656

		51,811,313

Consumer Durables & Apparel – 3.1%
60,205	Newell Brands, Inc.	3,228,192
150,730	NIKE, Inc. Class B	8,893,070
34,111	PVH Corp.	3,905,710

		16,026,972

Consumer Services – 2.0%
28,006	Las Vegas Sands Corp.	1,789,303
56,998	McDonald’s Corp.	8,729,814

		10,519,117

Diversified Financials – 3.7%
128,281	Intercontinental Exchange, Inc.	8,456,283
82,362	Northern Trust Corp.	8,006,410
17,702	S&P Global, Inc.	2,584,315

		19,047,008

Energy – 1.3%
21,866	Concho Resources, Inc.*	2,657,375
62,392	Schlumberger Ltd.	4,107,889

		6,765,264

Food & Staples Retailing – 2.4%
59,037	Costco Wholesale Corp.	9,441,787
39,581	Walgreens Boots Alliance, Inc.	3,099,588

		12,541,375

Food, Beverage & Tobacco – 4.9%
86,881	Altria Group, Inc.	6,470,028
54,228	Coca-Cola Co. (The)	2,432,126
38,630	Kraft Heinz Co. (The)	3,308,273
53,645	Molson Coors Brewing Co. Class B	4,631,709
113,266	Monster Beverage Corp.*	5,627,055
25,802	Philip Morris International, Inc.	3,030,445

		25,499,636

Health Care Equipment & Services – 4.9%
38,485	Aetna, Inc.	5,843,178
185,424	Boston Scientific Corp.*	5,139,953
84,840	Danaher Corp.	7,159,648
58,018	Edwards Lifesciences Corp.*	6,860,048

		25,002,827

Common Stocks – (continued)
Household & Personal Products – 1.5%
51,604	Colgate-Palmolive Co.	$3,825,405
38,630	Estee Lauder Cos., Inc. (The) Class A	3,707,707

		7,533,112

Materials – 1.8%
16,618	Sherwin-Williams Co. (The)	5,832,253
144,592	Valvoline, Inc.	3,429,722

		9,261,975

Media – 5.1%
334,987	Comcast Corp. Class A	13,037,694
124,159	Walt Disney Co. (The)	13,191,894

		26,229,588

Pharmaceuticals, Biotechnology & Life Sciences – 9.7%
56,560	Agilent Technologies, Inc.	3,354,574
16,604	Alexion Pharmaceuticals, Inc.*	2,020,209
17,900	Allergan plc	4,351,311
43,004	Amgen, Inc.	7,406,579
127,114	Eli Lilly & Co.	10,461,482
35,049	Illumina, Inc.*	6,081,702
53,645	Incyte Corp.*	6,754,442
38,047	Vertex Pharmaceuticals, Inc.*	4,903,117
79,155	Zoetis, Inc.	4,937,689

		50,271,105

Real Estate Investment Trusts – 3.3%
68,514	American Tower Corp.	9,065,773
18,507	Equinix, Inc.	7,942,464

		17,008,237

Retailing – 8.9%
21,021	Amazon.com, Inc.*	20,348,328
23,324	Home Depot, Inc. (The)	3,577,902
37,903	Netflix, Inc.*	5,663,087
10,642	O’Reilly Automotive, Inc.*	2,327,831
4,079	Priceline Group, Inc. (The)*	7,629,851
107,872	Ross Stores, Inc.	6,227,451

		45,774,450

Semiconductors & Semiconductor Equipment – 2.6%
58,164	Applied Materials, Inc.	2,402,755
22,157	NVIDIA Corp.	3,203,016
100,626	Texas Instruments, Inc.	7,741,158

		13,346,929

Software & Services – 24.2%
40,963	Adobe Systems, Inc.*	5,793,807
19,567	Alphabet, Inc. Class A*	18,191,049
13,558	Alphabet, Inc. Class C*	12,320,561
55,103	Electronic Arts, Inc.*	5,825,489
130,659	Facebook, Inc. Class A*	19,726,896
46,064	Fiserv, Inc.*	5,635,470
29,117	Global Payments, Inc.	2,629,847
42,420	Intuit, Inc.	5,633,800
102,333	Mastercard, Inc. Class A	12,428,343
329,011	Microsoft Corp.	22,678,728

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
161,809	Oracle Corp.	$8,113,103
71,575	salesforce.com, Inc.*	6,198,395

		125,175,488

Technology Hardware & Equipment – 7.9%
41,837	Amphenol Corp. Class A	3,088,407
243,581	Apple, Inc.	35,080,536
75,948	Cisco Systems, Inc.	2,377,172

		40,546,115

Transportation – 1.3%
123,616	CSX Corp.	6,744,489

TOTAL INVESTMENTS – 99.6%
(Cost $352,926,735)		$514,446,266

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		1,975,451

NET ASSETS – 100.0%		$516,421,717

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $352,926,735)	$514,446,266
Cash	2,680,684
Receivables:
Investments sold	2,299,851
Dividends	320,953
Reimbursement from investment adviser	12,912
Fund shares sold	4,983
Securities lending income	60
Other assets	2,387
Total assets	519,768,096

Liabilities:
Payables:
Investments purchased	2,623,458
Management fees	306,266
Fund shares redeemed	229,476
Distribution and Service fees and Transfer Agency fees	93,782
Accrued expenses	93,397
Total liabilities	3,346,379

Net Assets:
Paid-in capital	344,246,834
Undistributed net investment income	1,351,853
Accumulated net realized gain	9,303,499
Net unrealized gain	161,519,531
NET ASSETS	$516,421,717
Net Assets:
Institutional	$108,807,532
Service	407,614,185
Total Net Assets	$516,421,717
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,896,156
Service	22,167,359
Net asset value, offering and redemption price per share:
Institutional	$18.45
Service	18.39

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers	$3,368,393
Securities lending income — affiliated issuer	64,937
Dividends — affiliated issuers	2,015
Total investment income	3,435,345

Expenses:
Management fees	1,884,470
Distribution and Service fees — Service Shares	496,631
Transfer Agency fees(a)	50,249
Professional fees	40,342
Printing and mailing costs	32,526
Custody, accounting and administrative services	31,693
Trustee fees	8,563
Other	8,673
Total expenses	2,553,147
Less — expense reductions	(130,779)
Net expenses	2,422,368
NET INVESTMENT INCOME	1,012,977

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $7,169)	20,477,626
Net change in unrealized gain on investments	54,554,188
Net realized and unrealized gain	75,031,814
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,044,791

(a) Institutional and Service Shares incurred Transfer Agency fees of $10,522 and $39,727, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$1,012,977	$1,246,433
Net realized gain (loss)	20,477,626	(9,005,334)
Net change in unrealized gain	54,554,188	10,424,749
Net increase in net assets resulting from operations	76,044,791	2,665,848

Distributions to shareholders:
From net investment income
Institutional Shares	—	(612,091)
Service Shares	—	(1,456,157)
From net realized gains
Institutional Shares	—	(9,912)
Service Shares	—	(37,218)
Total distributions to shareholders	—	(2,115,378)

From share transactions:
Proceeds from sales of shares	11,592,981	159,844,337
Reinvestment of distributions	—	2,115,378
Cost of shares redeemed	(37,547,739)	(166,944,892)
Net decrease in net assets resulting from share transactions	(25,954,758)	(4,985,177)
TOTAL INCREASE (DECREASE)	50,090,033	(4,434,707)

Net assets:

Beginning of period	466,331,684	470,766,391
End of period	$516,421,717	$466,331,684
Undistributed net investment income	$1,351,853	$338,876

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$15.83	$0.05	(d)	$2.57	$2.62	$—	$—	$—	$18.45	16.55%	$108,808	0.77	%(e)	0.82	%(e)	0.60	%(d)(e)	21%
2017 - Service	15.79	0.03	(d)	2.57	2.60	—	—	—	18.39	16.47	407,614	1.02	(e)	1.07	(e)	0.35	(d)(e)	21

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	15.62	0.07		0.24	0.31	(0.10)	— (f)	(0.10)	15.83	1.98	98,090	0.79		0.84		0.48		72
2016 - Service	15.59	0.03		0.23	0.26	(0.06)	— (f)	(0.06)	15.79	1.69	368,242	1.04		1.08		0.22		72
2015 - Institutional	16.16	0.09	(g)	0.46	0.55	(0.06)	(1.03)	(1.09)	15.62	3.40	109,801	0.79		0.83		0.55	(g)	56
2015 - Service	16.13	0.05	(g)	0.46	0.51	(0.02)	(1.03)	(1.05)	15.59	3.14	360,966	1.04		1.08		0.29	(g)	56
2014 - Institutional	17.64	0.07		2.24	2.31	(0.07)	(3.72)	(3.79)	16.16	13.64	119,934	0.79		0.81		0.37		48
2014 - Service	17.61	0.02		2.24	2.26	(0.02)	(3.72)	(3.74)	16.13	13.38	394,747	1.04		1.08		0.12		48
2013 - Institutional	13.86	0.06		4.42	4.48	(0.07)	(0.63)	(0.70)	17.64	32.42	122,220	0.80		0.84		0.35		66
2013 - Service	13.85	0.02		4.40	4.42	(0.03)	(0.63)	(0.66)	17.61	32.00	391,219	1.05		1.09		0.10		66
2012 - Institutional	11.64	0.10	(h)	2.21	2.31	(0.09)	—	(0.09)	13.86	19.83	106,119	0.80		0.84		0.79	(h)	42
2012 - Service	11.63	0.07	(h)	2.21	2.28	(0.06)	—	(0.06)	13.85	19.57	304,065	1.05		1.09		0.56	(h)	42

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.27% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$514,446,266	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2017, GSAM waived $100,506 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2017, GSAM waived $671 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. Prior to April 28, 2017, the Other Expense limitation was 0.114% for the Fund. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2017, GSAM reimbursed $27,672 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2017, custody fee credits were $1,930.

E.  Line of Credit Facility — As of June 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Market Value 12/31/16	Purchases at Cost	Proceeds from Sales	Market Value 6/30/17	Dividend Income
$3,017,318	$7,757,023	$(10,774,341)	$—	$2,015

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017 were $103,671,271 and $120,912,819, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

6.    SECURITIES LENDING (continued)

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2017, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2017:

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017
$1,612,600	$16,444,494	$(18,057,094)	$—

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2016, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital Loss Carryforward:
Perpetual short-term	$(7,500,559)
Timing differences (Post October Loss Deferral)	(388,260)

As of June 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$356,186,368
Gross unrealized gain	164,998,139
Gross unrealized loss	(6,738,241)
Net unrealized security gain	$158,259,898

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	108,986	$1,898,126	278,581	$4,331,231
Reinvestment of distributions	—	—	39,022	622,003
Shares redeemed	(409,883)	(7,179,791)	(1,150,547)	(17,834,315)
	(300,897)	(5,281,665)	(832,944)	(12,881,081)
Service Shares
Shares sold	569,609	9,694,855	9,970,382	155,513,106
Reinvestment of distributions	—	—	93,923	1,493,375
Shares redeemed	(1,721,214)	(30,367,948)	(9,905,667)	(149,110,577)
	(1,151,605)	(20,673,093)	158,638	7,895,904
NET DECREASE	(1,452,502)	$(25,954,758)	(674,306)	$(4,985,177)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Institutional
Actual	$1,000	$1,165.50		$4.13
Hypothetical 5% return	1,000	1,020.98	+	3.86
Service
Actual	1,000	1,164.70		5.47
Hypothetical 5% return	1,000	1,019.74	+	5.11

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.77%, and 1.02% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Growth Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

With respect to the Fund, the Trustees noted that the management fee breakpoint schedule was being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and
James A. McNamara	Principal Accounting Officer
Jessica Palmer	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund.

©2017 Goldman Sachs. All rights reserved.

VITGRWSAR-17/102634-TMPL-08/2017-587234/33.3K

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Income Fund

Semi-Annual Report

June 30, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated cumulative total returns of 0.26%, 0.25% and 0.20%, respectively. These returns compare to the 0.49% cumulative total return of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Fund during the Reporting Period?

When the Reporting Period began in the first quarter of 2017, spread (or non-government bond) sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the new U.S. Administration, which helped boost business and consumer sentiment to near record levels. Investors also evaluated the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid and synchronized global expansion, led by developed markets, most notably the U.S. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. (Brexit refers to the U.K.’s efforts to exit the European Union.) The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in the country’s then-upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the European Central Bank (“ECB”), Bank of Japan (“BoJ”) and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation forecast, while the U.S. Federal Reserve (the “Fed”) raised the target range for the federal funds rate by 25 basis points. (A basis point is 1/100th of a percentage point.) Minutes from the Fed’s meeting raised expectations that Fed balance sheet normalization would begin in 2017. Despite the Fed’s monetary policy tightening, the U.S. dollar weakened versus both developed and emerging markets currencies during the first calendar quarter.

In the second quarter of 2017, spread sectors overall recorded positive returns. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided a sanguine assessment of the risks to growth, but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. (A hawkish market reaction suggests investors expect higher interest rates; opposite of dovish.) Global interest rates rose as the market anticipated a faster-than-expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada. During the second quarter of 2017, the U.S. dollar continued to weaken versus many global currencies.

For the Reporting Period overall, sovereign emerging markets debt and high yield corporate bonds produced solid gains, outperforming U.S. Treasury securities. Investment grade corporate bonds also outpaced U.S. Treasuries, followed at some distance by agency securities, asset-backed securities and commercial mortgage-backed securities. Mortgage-backed securities modestly underperformed U.S. Treasuries. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on longer-

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

and intermediate-term maturities fell and yields on shorter-term maturities rose. The yield on the bellwether 10-year U.S. Treasury fell approximately 32 basis points to end the Reporting Period at 2.11%. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows. Yield curve is a spectrum of maturities.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, our combined tactical duration and yield curve positioning strategy detracted from performance. More specifically, the Fund was hampered by its short duration position during the second half of the Reporting Period. Duration is a measure of sensitivity to changes in interest rates.

Our currency strategy contributed most positively to returns, as the Fund benefited from long positions in emerging European currencies, such as the Polish zloty, Czech koruna and Hungarian forint. Our country strategy added modestly to performance. More specifically, the Fund was helped by relative value positions in the interest rates of various countries, including long positions in New Zealand and Sweden versus a short position in the U.K. These results were limited by the Fund’s long position in European interest rates versus its short position in U.S. interest rates as well as by its long position in Canadian interest rates versus its short position in U.S. interest rates.

Our sector strategy provided mixed results. Selection of municipal bonds hurt performance, while the Fund benefited from its overweight in the securitized sector. The Fund’s positioning within the government/swaps sector bolstered returns.

What fixed income market sectors most significantly affected Fund performance?

Issue selection among municipal bonds detracted from the Fund’s returns during the Reporting Period. The Fund held Puerto Rico municipal debt throughout the commonwealth’s bankruptcy negotiations, which significantly hurt performance, especially in the second half of the Reporting Period when deals to settle bond payments failed. The Fund was also hampered by our selection of emerging markets debt. In addition, during the Reporting Period, the Fund held credit default swaps as protection against the potential of an outsized negative credit event in China. The costs associated with the ownership of these credit default swaps detracted from results. An underweight position in corporate credit further hurt results as spreads, or yield differentials, between investment grade corporate bonds and high yield corporate bonds tightened.

On the positive side, the Fund saw meaningful returns from its overweight in securitized credit, including its investments in high-quality collateralized loan obligations (“CLOs”). An underweight in agency mortgage-backed securities also added value. Within our government/swaps strategy, the Fund benefited from steepening positions on the European and U.K. government bond yield curves. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.)

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s combined tactical duration and yield curve positioning detracted from performance. In the first half of the Reporting Period, we tactically moved the Fund between a small short duration position and a modest long duration position on the U.S. Treasury yield curve. However, in the second half of the Reporting Period, the Fund was positioned for a hawkish Fed and continued strength in U.S. economic data and therefore held a short duration position on the U.S. Treasury yield curve. This positioning hurt results when several downside surprises in U.S. inflation data drove a decline in longer-term yields.

How did the Fund use derivatives and similar instruments during the Reporting Period?

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S. and Eurozone markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign currency exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. In addition, the Fund employed credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating). Credit default swaps were also used to manage the Fund’s exposure to an expected credit event in China. Interest rate swaps were employed to manage exposure to fluctuations in interest rates. Forward sales contracts were employed to implement long and short views within our currency strategy.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

During the Reporting Period, our currency strategy, which is implemented through forward sales contracts, added to performance. Our duration strategy, which employs derivatives to implement interest rate views, had a negative effect on results. The credit default swaps we used to manage the Fund’s exposure to an expected credit event in China detracted from performance. Inflation-linked swaps, which we utilized to express our views on inflation, did not have a meaningful impact on performance.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. During the Reporting Period, the Fund’s positioning was relatively consistent, with a cautious stance on corporate credit and a focus on generating income. In our view, investors might not find corporate credit attractive given that the U.S. is, we believe, in the later stages of the credit cycle. Accordingly, the Fund maintained short positions in high yield corporate bonds and investment grade corporate bonds during the Reporting Period. As for our efforts to generate income for the Fund, we favored the securitized sector, especially high quality CLOs, over corporate credit. In addition, during the Reporting Period, the Fund was positioned for continued divergence in global central bank monetary policy, with the Fed likely to continue raising rates and other central banks, such as the ECB, Bank of Canada and BoE, remaining in easing mode. In terms of duration, we tactically moved the Fund between a small short duration position and a modest long duration position on the U.S. Treasury yield curve during the first half of the Reporting Period and then adopted a short duration position during the second half of the Reporting Period. At the same time, we added long positions in U.K. and Canadian interest rates. In the middle of the Reporting Period, we increased the Fund’s holdings of emerging markets currencies, especially those of emerging Europe.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, we believed that global monetary policy divergence would continue in the second half of 2017. We expressed this view primarily through the Fund’s positioning within our country and currency strategies. In addition, we believed relative value strategies overall would allow us to take advantage of potential dislocations in the global economic environment. In the near term, we plan to maintain the Fund’s cautious stance on corporate credit, as we believe the U.S. is in the later stages of the credit cycle, and we intend to look for opportunities in other segments of the fixed income market as we seek to generate income for the Fund.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we expected global economic growth to remain strong in the near term, largely driven by developed markets. In the U.S., we believe tightness in the labor market and easy financial conditions, which continued to loosen despite the Fed’s two interest rate hikes during the Reporting Period, will likely warrant further monetary policy tightening. We also see scope for U.S. inflation to rebound from its recent weakness, largely due to a healthy labor market supporting wage growth. Based on recent Fed communications, we expect policymakers to unveil in September 2017 a strategy for reducing its balance sheet holdings of U.S. Treasury and agency mortgage-backed securities, and we see increased likelihood of implementation from October 2017. As for Europe, economic growth surprised to the upside during the Reporting Period, but the inflation backdrop remained subdued, and we expect it to remain so, thereby warranting prolonged monetary policy accommodation by the ECB. At the end of the Reporting Period, we anticipated a slower pace of monetary policy tightening in Canada, the U.K. and Europe than the market appeared to believe. At the same time, we think the markets were underpricing the pace of Fed rate hikes.

Overall, we believe political risks shifted from Europe to the U.S. and U.K. during the Reporting Period. In our view, centrist victories in the French presidential and parliamentary elections have the potential to improve cohesion within the European Union, which appeared at risk at the start of 2017 due to rising support for populist parties. In the U.K., we expect uncertain Brexit negotiations to weigh on business sentiment, and we see consumption weakening as inflation rises and low wage growth puts pressure on household disposable incomes. In the U.S., we believe fiscal policy uncertainty persists, although we think low expectations regarding the Administration’s ability to implement its pro-growth agenda creates the potential for positive surprises.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Index Definitions

The BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

4

FUND BASICS

Strategic Income Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Since Inception	Inception Date
Institutional	2.80%	-0.27%	4/14/14
Service	2.53	-0.53	4/14/14
Advisor	2.43	-0.66	4/14/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.88%	1.93%
Service	1.13	2.18
Advisor	1.28	2.33

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“U.S. Government Agency Securities” include agency securities offered by companies such as the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government, and they otherwise operate like any other publicly traded company.

[5]	“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stock – 0.2%
Energy – 0.2%
5,866	Blue Ridge Mountain Resort*	$52,794
(Cost $58,500)

Principal Amount	Interest Rate	Maturity Date	Value
Convertible Bond(a) – 0.2%
Energy – 0.2%
Nabors Industries, Inc.
$50,000	0.750%	01/15/24	$39,781
(Cost $52,375)

Corporate Bonds – 8.0%
Consumer Services(b) – 0.2%
MGM Resorts International
$50,000	8.625%	02/01/19	$55,000

Electric(b) – 0.2%
Dynegy, Inc.
50,000	6.750	11/01/19	51,500

Energy – 2.7%
Carrizo Oil & Gas, Inc.(b)
50,000	7.500	09/15/20	51,000
Halcon Resources Corp.(a)(b)
50,000	6.750	02/15/25	45,000
Laredo Petroleum, Inc.(b)
25,000	5.625	01/15/22	24,375
Petrobras Global Finance BV
30,000	8.375	05/23/21	33,589
110,000	7.375	01/17/27	116,353
50,000	6.850	06/05/15	44,152
Petroleos de Venezuela SA
890,000	6.000	10/28/22	295,918
Petroleos Mexicanos
10,000	5.500	06/27/44	8,790
10,000	6.375	01/23/45	9,768
Whiting Petroleum Corp.(b)
50,000	5.000	03/15/19	49,688

			678,633

Financials – 1.0%
Regatta IV Funding
250,000	2.320	07/25/26	250,000

Healthcare(b) – 0.8%
Change Healthcare Holdings LLC(a)
35,000	5.750	03/01/25	35,831
Tenet Healthcare Corp.
50,000	6.250	11/01/18	52,750
Valeant Pharmaceuticals International, Inc.(a)
50,000	6.375	10/15/20	48,500
50,000	6.500	03/15/22	52,438

			189,519

Corporate Bonds – (continued)
Materials – 0.2%
Freeport-McMoRan, Inc.
$50,000	2.375%	03/15/18	$49,750

Media – 0.4%
DISH DBS Corp.
50,000	4.625	07/15/17	50,025
iHeartCommunications, Inc.(b)
50,000	9.000	12/15/19	39,250

			89,275

Noncaptive-Financial – 0.6%
CURO Financial Technologies Corp.(a)(b)
50,000	12.000	03/01/22	52,250
Nationstar Mortgage LLC(b)
50,000	6.500	08/01/18	50,000
Park Aerospace Holdings Ltd.(a)
50,000	5.250	08/15/22	52,142

			154,392

Pipelines(b) – 0.5%
DCP Midstream Operating LP
50,000	2.500	12/01/17	49,938
Enterprise Products Operating LLC Series A(c)
75,000	4.877	08/01/66	75,281

			125,219

Technology Hardware & Equipment – 0.0%
Nokia OYJ
10,000	3.375	06/12/22	10,075

Wireless Telecommunications – 1.4%
Frontier Communications Corp.
25,000	8.125	10/01/18	26,375
Intelsat Jackson Holdings SA(b)
50,000	7.500	04/01/21	46,250
Sprint Communications, Inc.
50,000	8.375	08/15/17	50,375
50,000	9.000 (a)	11/15/18	54,250
50,000	7.000	08/15/20	55,000
Telecom Italia Capital SA(b)
50,000	7.721	06/04/38	60,437
Windstream Services LLC(b)
50,000	7.750	10/15/20	50,375

			343,062

TOTAL CORPORATE BONDS
(Cost $1,966,280)			$1,996,425

Mortgage-Backed Security – 0.7%
FNMA
$145,622	6.000%	09/01/36	$165,772
(Cost $163,302)

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – 10.0%
Adjustable Rate Non-Agency(b)(c) – 2.8%
Alternative Loan Trust Series 2005-51, Class 2A1
$43,794	1.512%	11/20/35	$39,448
Alternative Loan Trust Series 2006-HY11, Class A1
48,264	1.336	06/25/36	41,063
Alternative Loan Trust Series 2006-OA6, Class 1A2
272,770	1.426	07/25/46	251,653
HomeBanc Mortgage Trust Series 2006-1, Class 3A2
105,946	3.242	04/25/37	88,832
IndyMac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1
46,304	3.332	09/25/36	42,545
JP Morgan Alternative Loan Trust Series 2006-A5, Class 1A1
37,981	1.376	10/25/36	35,302
Lehman XS Trust Series 2005-7N, Class 1A1A
41,843	1.486	12/25/35	40,187
Lehman XS Trust Series 2006-14N, Class 1A1A
153,279	1.406	09/25/46	137,618

			676,648

Interest Only(d) – 4.0%
FHLMC REMIC Series 4314, Class SE(b)
922,302	4.891	03/15/44	162,914
FHLMC REMIC Series 4320, Class SD(b)
81,280	4.941	07/15/39	12,916
FHLMC REMIC Series 4583, Class ST(b)
862,175	4.841	05/15/46	168,256
FNMA REMIC Series 2011-124, Class SC
432,586	5.334	12/25/41	79,053
FNMA REMIC Series 2013-130, Class SN
694,100	5.434	10/25/42	133,186
FNMA REMIC Series 2014-87, Class MS
378,009	5.034	01/25/45	60,962
FNMA REMIC Series 2015-81, Class SA
273,592	4.484	11/25/45	38,688
GNMA Series 2010-101, Class S(b)
638,832	4.788	08/20/40	102,940
GNMA Series 2010-20, Class SE(b)
353,793	5.038	02/20/40	59,733
GNMA Series 2010-31, Class SA(b)
109,539	4.538	03/20/40	16,449
GNMA Series 2013-152, Class SG(b)
90,568	4.938	06/20/43	15,036
GNMA Series 2013-181, Class SA(b)
381,129	4.888	11/20/43	64,256
GNMA Series 2015-110, Class MS(b)
405,666	4.498	08/20/45	61,676
GNMA Series 2015-159, Class HS(b)
299,465	4.988	11/20/45	50,211

			1,026,276

Regular Floater(b)(c) – 3.2%
Alternative Loan Trust Series 2005-36, Class 2A1A
59,268	1.526	08/25/35	49,692
Collateralized Mortgage Obligations – (continued)
Regular Floater(b)(c) – (continued)
Banc of America Alternative Loan Trust Series 2005-4, Class CB1
$181,572	1.616%	05/25/35	$151,316
FNMA Series 2014-C03, Class 1M1
2,502	2.416	07/25/24	2,506
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A(a)
150,000	2.017	04/10/19	150,017
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2(a)
150,000	2.067	04/10/19	150,035
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A(a)
150,000	2.417	03/10/19	150,022
Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1(a)
150,000	1.967	07/10/19	150,063

			803,651

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,422,559)			$2,506,575

U.S. Government Agency Security – 3.3%
FHLB(c)
$825,000	1.090%	10/27/17	$825,360
(Cost $825,000)

Asset-Backed Securities – 27.2%
Airlines(b) – 0.2%
Continental Airlines Pass-Through Trust Series 2012-3, Class C
$50,000	6.125%	04/29/18	$51,250

Collateralized Loan Obligations(a)(c) – 13.7%
Acis CLO Ltd. Series 2014-4A, Class ACOM(b)
150,000	2.655	05/01/26	149,310
Anchorage Capital CLO IV Ltd. Series 2014-4A, Class A1A(b)
250,000	2.312	07/28/26	250,502
Apidos CLO X Series 2012-10A, Class A(b)
266,424	2.592	10/30/22	266,461
Crown Point CLO III Ltd. Series 2015-3A, Class ACOM(b)
250,000	2.694	12/31/27	249,950
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(b)
250,000	2.546	07/25/27	249,659
Monroe Capital BSL CLO Ltd. Series 2015-1A, Class ACOM
200,000	2.725	05/22/27	200,120
Ocean Trails CLO IV Series 2013-4A, Class A(b)
250,000	2.482	08/13/25	250,023
OCP CLO Ltd. Series 2015-8A, Class A1(b)
250,000	2.688	04/17/27	250,100
OCP CLO Ltd. Series 2016-12A, Class A1(b)
150,000	2.728	10/18/28	151,333
OFSI Fund VI Ltd. Series 2014-6A, Class A1(b)
200,000	2.188	03/20/25	198,409

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations(a)(c) – (continued)
	OFSI Fund VII Ltd. Series 2014-7A, Class ACOM
	$100,000	2.655%	10/18/26	$99,790
	Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(b)
	250,000	0.000	07/25/26	249,100
	Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(b)
	200,000	2.339	07/15/26	199,995
	Trinitas CLO III Ltd. Series 2015-3A, Class A2(b)
	150,000	2.668	07/15/27	150,357
	Voya CLO Ltd. Series 2014-4A, Class A1R
	250,000	0.000	10/14/26	250,000
	Wasatch Ltd. Series 2006-1A, Class A1B
	122,290	1.422	11/14/22	121,709
	Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(b)
	150,000	2.607	07/16/27	149,640

				3,436,458

	Home Equity(b) – 1.8%
	Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH1, Class M3(c)
	100,000	1.616	01/25/36	99,853
	Credit-Based Asset Servicing & Securitization LLC Series 2005-CB8, Class AF2(e)
	6,469	3.896	12/25/35	6,548
	Credit-Based Asset Servicing & Securitization LLC Series 2005-CB8, Class AF3(e)
	25,000	3.896	12/25/35	25,408
	Lehman XS Trust Series 2007-3, Class 1BA2(c)
	39,531	1.915	03/25/37	33,692
	Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A(c)
	142,682	1.386	11/25/36	56,281
	Saxon Asset Securities Trust Series 2007-2, Class A2C(c)
	78,466	1.456	05/25/47	62,153
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-NC2, Class M4(c)
	100,000	1.686	05/25/35	98,178
	VOLT XXV LLC Series 2015-NPL8, Class A1(a)(e)
	57,115	3.500	06/26/45	57,124

				439,237

	Student Loans(b)(c) – 11.5%
	Academic Loan Funding Trust Series 2012-1A, Class A2(a)
	150,000	2.316	12/27/44	149,445
	Access Group, Inc. Series 2015-1, Class A(a)
	67,754	1.916	07/25/56	67,316
	AccessLex Institute Series 2006-1, Class A2
	1,337	1.299	08/25/23	1,336
	Bank of America Student Loan Trust Series 2010-1A, Class A(a)
	41,009	1.956	02/25/43	41,220
	Brazos Higher Education Authority, Inc. Series 2005-2, Class A11
	19,805	1.436	09/27/21	19,769
	ECMC Group Student Loan Trust Series 2016-1A, Class A(a)
	130,204	2.566	07/26/66	130,895
	Asset-Backed Securities – (continued)
	Student Loans(b)(c) – (continued)
	EFS Volunteer No. 2 LLC Series 2012-1, Class A2(a)
	$250,000	2.566%	03/25/36	$253,955
	Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3
	100,000	2.262	07/20/43	98,130
	Navient Student Loan Trust Series 2016-5A, Class A(a)
	274,494	2.466	06/25/65	278,824
	Navient Student Loan Trust Series 2016-7A, Class A(a)
	140,146	2.366	03/25/66	141,747
	Nelnet Student Loan Trust Series 2006-1, Class A6(a)
	150,000	1.636	08/23/36	143,387
	Northstar Education Finance, Inc. Series 2007-1, Class A1
	100,000	1.272	04/28/30	98,509
	PHEAA Student Loan Trust Series 2016-1A, Class A(a)
	170,415	2.366	09/25/65	172,435
	Scholar Funding Trust Series 2010-A, Class A(a)
	48,806	1.922	10/28/41	48,100
	SLM Student Loan Trust Series 2003-14, Class A5
	19,672	1.386	01/25/23	19,672
	SLM Student Loan Trust Series 2003-7A, Class A5A(a)
	148,264	2.446	12/15/33	149,780
	SLM Student Loan Trust Series 2005-5, Class A5
	100,000	1.906	10/25/40	97,756
	SLM Student Loan Trust Series 2007-1, Class A5
	202,559	1.246	01/26/26	201,811
	SLM Student Loan Trust Series 2008-3, Class A3
	72,792	2.156	10/25/21	72,775
	SLM Student Loan Trust Series 2008-5, Class A4
	199,343	2.856	07/25/23	204,230
	SLM Student Loan Trust Series 2008-6, Class A4
	100,000	2.256	07/25/23	100,546
	SLM Student Loan Trust Series 2008-8, Class A
	100,000	2.656	04/25/23	102,275
	SLM Student Loan Trust Series 2012-3, Class A
	118,786	1.866	12/27/38	119,270
	SunTrust Student Loan Trust Series 2006-1A, Class A4(a)
	167,664	1.362	10/28/37	157,865

				2,871,048

	TOTAL ASSET-BACKED SECURITIES
	(Cost $6,713,025)			$6,797,993

	Foreign Government Securities – 3.3%
	Argentina Government International Bond(a)
	$220,000	7.125%	06/28/17	$199,870
	Brazilian Government International Bond(f)
BRL	32,000	10.000	01/01/27	9,379
	174,000	6.000	08/15/50	163,952
	Dominican Republic International Bond
	$100,000	5.875	04/18/24	105,750
	100,000	5.500	01/27/25	103,375
	Ecuador Government International Bond
	200,000	9.650	12/13/26	200,750

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Foreign Government Securities – (continued)
	Mexico Government International Bond
MXN	223,400	7.750%	11/23/34	$13,255
	207,100	8.500	11/18/38	13,066
	8,200	8.000	11/07/47	496

	TOTAL FOREIGN GOVERNMENT SECURITIES
	(Cost $845,093)			$809,893

	Municipal Bonds(b) – 1.1%
	Puerto Rico – 1.1%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A
	$10,000	5.500%	07/01/28	$8,119
	5,000	5.000	07/01/33	3,887
	5,000	5.125	07/01/37	3,888
	10,000	5.750	07/01/37	7,975
	Puerto Rico Commonwealth GO Bonds Series 2014 A(f)
	100,000	8.000	07/01/35	60,750
	Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2008 A(f)
	20,000	5.500	07/01/32	11,775
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A(f)
	15,000	5.500	08/01/28	3,863
	25,000	6.000	08/01/42	6,437
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A(f)
	15,000	5.500	08/01/37	3,862
	155,000	5.375	08/01/39	39,912
	105,000	5.500	08/01/42	27,038
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C(f)
	10,000	5.375	08/01/38	2,575
	55,000	6.000	08/01/39	14,162
	105,000	5.250	08/01/41	27,038
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1(f)
	170,000	5.000	08/01/43	43,775
	Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A(f)
	15,000	6.750	08/01/32	3,863

	TOTAL MUNICIPAL BONDS
	(Cost $488,779)			$268,919

	Loan Participations(b)(c)(f)(g) – 1.3%
	Electric – 0.1%
	Calpine Corp.
	$18,182	2.980%	11/30/17	$18,182

	Energy – 0.2%
	American Energy — Marcellus, LLC
	23,614	5.338	08/04/20	15,074
	Magnum Hunter Resources Corp
	9,151	16.000	04/15/19	9,151
	Loan Participations(b)(c)(f)(g) – (continued)
	Energy – (continued)
	Murray Energy Corp
	$24,934	8.546%	04/16/20	$24,310

				48,535

	Entertainment – 0.0%
	Lions Gate Entertainment Corp.
	14,688	4.226	12/08/23	14,765

	Media – 0.5%
	Charter Communications Operating LLC
	49,870	3.230	01/03/21	49,995
	Checkout Holding Corp.
	25,000	7.976	04/11/22	15,969
	Getty Images, Inc.
	57,363	4.796	10/18/19	52,739

				118,703

	Noncaptive-Financial – 0.2%
	Avolon
	25,000	3.462	09/16/20	25,088
	25,000	3.962	03/21/22	25,146

				50,234

	Pipelines – 0.2%
	Williams Partners LP
	50,000	0.000	12/24/18	49,875

	Technology Hardware & Equipment – 0.1%
	MA FinanceCo. LLC
	3,224	0.000	06/21/24	3,228
	Seattle Spinco, Inc.
	21,776	0.000	06/21/24	21,803

				25,031

	TOTAL LOAN PARTICIPATIONS
	(Cost $337,238)			$325,325

	U.S. Treasury Obligations – 32.5%
	U.S. Treasury Bonds
	$250,000	3.000%	05/15/45	$257,730
	130,000	2.875	08/15/45	130,755
	310,000	2.875	11/15/46	311,813
	170,000	3.000	05/15/47	175,517
	U.S. Treasury Inflation Indexed Bonds (TIPS)
	30,389	0.875	02/15/47	29,540
	U.S. Treasury Inflation Indexed Notes (TIPS)
	370,234	0.125	04/15/18	369,078
	309,516	0.125	04/15/21	309,225
	205,818	0.625	01/15/26	207,288
	U.S. Treasury Notes
	200,000	0.875	11/30/17	199,804
	200,000	1.000	12/31/17	199,834
	200,000	1.750	09/30/19	201,476
	800,000	1.375	04/30/21	789,872
	1,240,000	2.250	01/31/24	1,251,743

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
U.S. Treasury Notes (continued)
$2,060,000	2.000%	04/30/24	$2,044,467
1,460,000	2.000	05/31/24	1,448,145
100,000	2.375	08/15/24	101,540
100,000	2.250	11/15/25	100,031

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,135,837)			$8,127,858

Shares	Distribution Rate	Value
Investment Company (c)(h) – 3.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
885,317	0.845%
(Cost $885,317)		$885,317

TOTAL INVESTMENTS – 91.3%
(Cost $22,893,305)		$22,802,012

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.7%		2,185,872

NET ASSETS – 100.0%		$24,987,884

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,408,750, which represents approximately 25.6% of net assets as of June 30, 2017.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.
(d)	Inverse floating rate security. Interest rate disclosed is that which is in effect on June 30, 2017.
(e)	Step Bond. Coupon rate is fixed for an initial period then it resets at a specified date and rate.
(f)	Security is currently in default.
(g)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility on June 30, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the
London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
CD KSDA	—Certificates of Deposit by the Korean Securities Dealers Association
CDI	—Average One-Day Interbank Deposit
EURIBOR	—Euro Interbank Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
TIPS	—Treasury Inflation-Protected Securities
UK-RPI	—United Kingdom Retail Price Index
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
ARS	—Argentina peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru nuevo sol
PHP	—Philippines peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	130,000	NZD	136,345	09/20/17	$99,819	$50
	AU	D310,000	USD	231,895	07/27/17	238,192	6,297
	AUD	1,344,837	USD	1,019,455	09/20/17	1,032,618	13,163
	BRL	1,363,016	USD	410,000	07/05/17	411,427	1,427
	CAD	2,038,066	USD	1,526,311	09/20/17	1,573,572	47,261
	CLP	19,519,900	USD	29,071	08/30/17	29,359	288
	CNH	2,496,894	USD	363,983	09/20/17	366,719	2,736
	COP	57,940,000	USD	18,806	09/14/17	18,831	25
	CZK	2,537,199	EUR	94,737	07/03/17	110,945	2,740
	CZK	1,424,163	EUR	53,000	07/10/17	62,298	1,749
	CZK	14,635,276	EUR	554,163	09/20/17	643,238	7,682
	CZK	1,296,711	EUR	48,516	09/21/17	56,996	1,351
	CZK	2,449,313	EUR	91,000	10/03/17	107,427	3,236
	CZK	2,403,054	EUR	90,000	11/09/17	106,050	2,537
	CZK	4,910,115	EUR	183,550	11/21/17	216,913	5,658
	CZK	1,488,838	EUR	55,626	11/22/17	65,778	1,752
	CZK	5,859,083	EUR	219,685	01/03/18	257,108	5,548
	EUR	218,000	CHF	237,947	09/20/17	250,019	623
	EUR	44,000	GBP	38,577	09/20/17	50,463	96
	EUR	322,436	JPY	39,809,559	09/20/17	369,794	14,639
	EUR	27,000	NOK	257,283	09/20/17	30,966	101
	EUR	132,555	PLN	562,053	09/20/17	152,024	402
	EUR	1,141,649	USD	1,293,224	08/24/17	1,307,436	14,212
	EUR	871,708	USD	984,258	09/20/17	999,740	15,482
	GBP	32,562	EUR	36,684	09/20/17	42,513	441
	GBP	400,000	USD	510,318	08/10/17	521,609	11,291
	GBP	307,520	USD	390,517	09/20/17	401,498	10,981
	HUF	39,018,688	USD	143,112	09/20/17	144,771	1,659
	INR	29,697,166	USD	454,158	07/14/17	459,000	4,842
	INR	1,295,842	USD	20,000	07/20/17	20,015	15
	INR	11,753,506	USD	181,283	07/24/17	181,455	172
	JPY	17,122,228	USD	152,452	09/20/17	152,753	301
	KRW	4,915,704	USD	4,287	07/31/17	4,294	7
	MXN	9,256,230	USD	501,753	09/20/17	503,754	2,001
	MYR	148,674	USD	34,617	07/05/17	34,634	17
	MYR	101,925	USD	23,526	07/27/17	23,662	136
	NOK	683,735	CAD	106,007	09/20/17	82,023	176
	NOK	833,422	CHF	95,000	09/20/17	99,980	409
	NOK	2,878,901	EUR	299,606	09/20/17	345,361	1,751
	NOK	844,805	USD	100,000	09/20/17	101,345	1,345
	NZD	817,820	USD	589,291	09/20/17	598,436	9,145

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	PEN	159,760	USD	48,244	08/29/17	$48,934	$690
(continued)	PHP	5,024,527	USD	99,000	07/31/17	99,304	304
	PLN	441,285	EUR	103,528	09/20/17	119,043	310
	RUB	11,205,325	USD	186,991	07/20/17	189,389	2,398
	SEK	21,445,047	EUR	2,200,598	09/20/17	2,556,625	33,029
	SEK	583,294	NOK	567,035	09/20/17	69,545	1,522
	SEK	1,042,000	USD	117,674	07/12/17	123,732	6,058
	SGD	138,780	USD	100,000	09/20/17	100,926	926
	TRY	819,192	USD	226,343	09/20/17	227,688	1,345
	TWD	757,275	USD	24,555	07/11/17	24,915	360
	TWD	3,045,025	USD	100,000	07/20/17	100,180	180
	TWD	117,246	USD	3,845	07/31/17	3,856	11
	USD	49,416	ARS	815,369	07/06/17	49,026	390
	USD	40,000	ARS	646,347	07/13/17	38,713	1,287
	USD	982,756	BRL	3,213,749	07/05/17	970,071	12,685
	USD	191,503	BRL	641,000	10/03/17	189,973	1,530
	USD	39,955	CLP	26,468,800	07/03/17	39,874	81
	USD	30,000	CLP	19,913,370	07/17/17	29,988	12
	USD	39,688	CLP	26,280,832	07/24/17	39,568	120
	USD	80,005	CLP	53,040,400	08/30/17	79,775	230
	USD	118,144	CNH	805,370	09/20/17	118,096	48
	USD	51,242	COP	149,602,227	08/11/17	48,818	2,424
	USD	19,628	COP	58,225,420	09/14/17	18,924	704
	USD	70,085	EUR	61,087	09/20/17	70,059	26
	USD	87,050	HKD	674,067	09/29/17	86,543	507
	USD	221,811	HKD	1,718,504	10/03/17	220,660	1,151
	USD	176,000	HKD	1,363,490	10/10/17	175,097	903
	USD	588,466	HKD	4,552,288	03/27/18	586,037	2,429
	USD	197,000	HKD	1,526,258	05/11/18	196,561	439
	USD	87,000	IDR	1,159,710,000	07/21/17	86,822	178
	USD	52,183	IDR	696,265,998	07/31/17	52,077	106
	USD	48,366	IDR	647,932,880	08/25/17	48,330	36
	USD	48,856	INR	3,151,190	07/14/17	48,705	151
	USD	20,000	INR	1,292,100	07/20/17	19,957	43
	USD	78,301	JPY	8,679,268	07/20/17	77,219	1,082
	USD	2,400,525	JPY	264,165,318	09/20/17	2,356,706	43,819
	USD	39,675	KRW	44,844,000	07/03/17	39,194	481
	USD	118,481	KRW	133,758,900	07/12/17	116,830	1,651
	USD	1,148,254	KRW	1,297,059,991	07/13/17	1,132,913	15,341
	USD	50,000	KRW	56,006,500	07/17/17	48,920	1,080
	USD	76,941	KRW	87,054,784	07/19/17	76,040	901
	USD	50,000	KRW	56,850,000	07/20/17	49,658	342
	USD	20,000	KRW	22,660,000	07/26/17	19,794	206

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	USD	20,000	KRW	22,846,660	07/31/17	$19,958	$42
(continued)	USD	368,049	KRW	413,871,383	08/24/17	361,660	6,389
	USD	19,753	KRW	22,422,000	09/27/17	19,603	150
	USD	9,152	MXN	165,061	08/25/17	9,019	133
	USD	493,814	MXN	9,015,435	09/20/17	490,649	3,165
	USD	395,376	RUB	22,814,106	07/20/17	385,600	9,776
	USD	35,383	TRY	126,785	09/20/17	35,239	144
	USD	62,385	TWD	1,878,536	07/11/17	61,805	580
	USD	50,000	TWD	1,517,500	07/19/17	49,926	74
	USD	147,760	TWD	4,445,368	08/30/17	146,205	1,555
	USD	409,577	TWD	12,301,639	09/11/17	404,628	4,949
	USD	49,003	TWD	1,477,350	09/29/17	48,603	400
	USD	388,070	TWD	11,703,410	10/20/17	385,189	2,881
	USD	158,882	ZAR	2,084,086	09/20/17	157,214	1,668
TOTAL							$363,166

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	ARS	815,369	USD	50,589	07/06/17	$49,026	$(1,563)
	ARS	1,728,053	USD	105,610	07/13/17	103,502	(2,108)
	BRL	1,850,754	USD	561,686	07/05/17	558,650	(3,036)
	BRL	1,626,597	USD	490,971	08/02/17	487,837	(3,134)
	CHF	446,147	EUR	411,354	09/20/17	467,612	(4,161)
	CLP	26,468,800	USD	39,998	07/03/17	39,874	(124)
	CLP	13,198,400	USD	20,000	07/17/17	19,876	(124)
	CLP	117,362,253	USD	176,682	08/30/17	176,519	(163)
	COP	319,629,688	USD	108,510	08/11/17	104,301	(4,209)
	COP	257,972,343	USD	87,244	09/14/17	83,843	(3,401)
	EUR	96,508	CZK	2,537,199	07/03/17	110,227	(717)
	EUR	206,927	CZK	5,410,163	09/20/17	237,319	(464)
	EUR	78,300	CZK	2,095,304	09/21/17	89,805	(2,292)
	EUR	33,590	HUF	10,389,935	09/20/17	38,523	(27)
	EUR	580,697	SEK	5,610,693	09/20/17	665,984	(2,967)
	EUR	44,000	USD	50,472	09/20/17	50,463	(9)
	HUF	20,209,185	EUR	65,438	09/20/17	74,982	(67)
	IDR	4,649,031,775	USD	347,847	08/25/17	346,775	(1,072)
	INR	17,737,048	USD	275,000	07/14/17	274,144	(856)
	INR	6,401,363	USD	99,026	07/24/17	98,826	(200)
	INR	9,705,500	USD	150,000	07/31/17	149,718	(282)
	JPY	28,614,020	EUR	228,432	09/20/17	255,275	(6,708)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	JPY	9,915,000	USD	89,449	07/20/17	$88,212	$(1,237)
(continued)	JPY	168,752,029	USD	1,519,136	09/20/17	1,505,495	(13,641)
	KRW	44,844,000	USD	39,402	07/03/17	39,194	(208)
	KRW	134,244,217	USD	118,745	07/12/17	117,254	(1,491)
	KRW	1,230,454,928	USD	1,089,778	07/13/17	1,074,736	(15,042)
	KRW	329,260,815	USD	289,068	07/20/17	287,607	(1,461)
	KRW	227,342,100	USD	200,000	07/26/17	198,591	(1,409)
	KRW	34,258,500	USD	30,000	07/31/17	29,927	(73)
	KRW	246,368,460	USD	217,218	09/27/17	215,395	(1,823)
	MXN	5,625,016	USD	308,070	09/20/17	306,132	(1,938)
	MYR	148,674	USD	34,535	07/27/17	34,514	(21)
	NOK	1,579,822	CAD	246,623	09/20/17	189,520	(896)
	NOK	10,380,411	EUR	1,093,702	09/20/17	1,245,262	(9,077)
	NZD	138,000	CAD	131,661	09/20/17	100,980	(674)
	PHP	4,887,995	USD	98,133	09/14/17	96,251	(1,882)
	PLN	6,279,791	EUR	1,489,637	09/20/17	1,694,063	(14,363)
	RUB	18,597,416	USD	323,282	07/20/17	314,331	(8,951)
	TRY	967,318	USD	270,000	09/20/17	268,859	(1,141)
	TWD	5,524,642	USD	182,633	07/11/17	181,763	(870)
	TWD	2,978,415	USD	99,000	07/17/17	97,995	(1,005)
	TWD	3,033,800	USD	100,000	07/20/17	99,811	(189)
	TWD	1,788,575	USD	59,146	08/17/17	58,825	(321)
	USD	252,092	AUD	337,000	07/27/17	258,937	(6,845)
	USD	1,277,723	AUD	1,692,193	09/20/17	1,299,335	(21,612)
	USD	16,663	CAD	22,684	07/14/17	17,495	(832)
	USD	1,626,005	CAD	2,150,619	09/20/17	1,660,472	(34,467)
	USD	199,000	CHF	190,085	09/20/17	199,230	(230)
	USD	40,000	CLP	26,605,920	07/17/17	40,066	(66)
	USD	395,155	CNH	2,709,033	09/20/17	397,240	(2,085)
	USD	1,170,963	EUR	1,035,000	08/24/17	1,185,301	(14,338)
	USD	1,257,091	EUR	1,112,975	09/20/17	1,276,443	(19,352)
	USD	504,142	GBP	395,205	08/10/17	515,356	(11,214)
	USD	2,113,431	GBP	1,651,802	09/20/17	2,156,595	(43,164)
	USD	388,881	INR	25,912,163	07/14/17	400,499	(11,618)
	USD	49,820	INR	3,228,834	07/24/17	49,848	(28)
	USD	30,000	JPY	3,365,358	09/20/17	30,023	(23)
	USD	78,707	KRW	91,087,200	07/13/17	79,560	(853)
	USD	47,275	KRW	54,153,513	07/31/17	47,307	(32)
	USD	40,000	MXN	733,180	09/20/17	40,149	(149)
	USD	34,616	MYR	148,674	07/05/17	34,635	(19)
	USD	23,714	MYR	102,741	08/17/17	23,830	(116)
	USD	32,863	NOK	282,427	07/12/17	33,834	(971)
	USD	885,880	NZD	1,225,491	09/20/17	896,748	(10,868)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	USD	47,797	PLN	180,521	09/20/17	$48,698	$(901)
(continued)	USD	30,000	RUB	1,783,500	07/20/17	30,144	(144)
	USD	111,611	SEK	988,315	07/12/17	117,357	(5,746)
	USD	246,552	SGD	341,151	09/20/17	248,099	(1,547)
	USD	70,000	TRY	252,829	09/20/17	70,272	(272)
	USD	110,453	TWD	3,372,519	07/11/17	110,957	(504)
	USD	50,000	TWD	1,520,250	07/20/17	50,016	(16)
	USD	140,000	TWD	4,263,550	07/31/17	140,237	(237)
	USD	440,095	TWD	13,422,503	08/17/17	441,458	(1,363)
	USD	20,000	ZAR	265,410	09/20/17	20,021	(21)
	ZAR	2,184,748	USD	167,456	09/20/17	164,806	(2,650)
TOTAL							$(307,680)

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
3 Year Australian Government Bonds	33	September 2017	$2,831,942	$(17,238)
90 Day Eurodollar	(11)	December 2018	(2,700,500)	(2,768)
90 Day Sterling	26	March 2018	4,208,412	(40)
U.S. Long Bonds	(14)	September 2017	(2,151,625)	(3,571)
U.S. Ultra Long Treasury Bonds	(4)	September 2017	(663,500)	4,946
2 Year U.S. Treasury Notes	(14)	September 2017	(3,025,531)	3,893
5 Year U.S. Treasury Notes	(126)	September 2017	(14,847,328)	40,054
10 Year U.S. Treasury Notes	23	September 2017	2,887,219	(14,395)
10 Year U.S. Ultra Long Treasury Note	(1)	September 2017	(134,813)	169
TOTAL				$11,050

SWAP CONTRACTS — At June 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2017	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index	$1,800	(5.000)%	06/20/22	3.390%	$(123,888)	$(3,061)
Markit CDX Emerging Markets Index	3,430	(1.000)	06/20/22	2.014	166,624	(10,751)
Protection Sold:
CDX North America Investment Grade Index	265	1.000	12/20/21	0.518(a)	3,825	1,712
TOTAL					$46,561	$(12,100)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

(a)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2017	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America NA	People’s Republic of China, 4.250%, 10/14/28	$210	(1.000)%	06/20/19	0.240%	$(529)	$(2,665)
	People’s Republic of China, 7.500%, 10/28/27	170	(1.000)	12/20/20	0.447	699	(3,940)
Barclays Bank plc	People’s Republic of China, 7.500%, 10/28/27	120	(1.000)	06/20/21	0.511	664	(2,959)
Deutsche Bank AG	People’s Republic of China, 7.500%, 10/28/27	170	(1.000)	06/20/21	0.511	(33)	(3,219)
	People’s Republic of China, 7.500%, 10/28/27	50	(1.000)	12/20/21	0.617	89	(926)
JPMorgan Chase Bank NA	People’s Republic of China, 4.250%, 10/14/28	1,250	(1.000)	06/20/19	0.240	(2,368)	(16,645)
	People’s Republic of China, 7.500%, 10/28/27	1,220	(1.000)	12/20/20	0.447	7,601	(30,859)
	People’s Republic of China, 7.500%, 10/28/27	140	(1.000)	06/20/21	0.511	445	(3,123)
UBS AG	People’s Republic of China, 7.500%, 10/28/27	220	(1.000)	06/20/21	0.511	839	(5,049)
TOTAL						$7,407	$(69,385)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	16,750		06/15/18	0.050%	3 Month STIBOR	$8,860	$1,410
	12,080	(a)	09/15/18	(0.330)	3 Month STIBOR	180	690
EUR	4,570	(a)	03/14/19	0.010	6 Month EURIBOR	(530)	6,018
CHF	5,010	(a)	03/29/19	(0.554)	6 Month LIBOR	197	(2,723)
	$3,490	(a)	05/11/19	3 Month LIBOR	1.826	(386)	(2,887)
PLN	90		06/17/19	3.048	6 Month WIBOR	248	283
	90		06/17/19	6 Month WIBOR	3.045	—	(530)
SEK	10,130	(a)	06/29/19	(0.100)	3 Month STIBOR	6	(770)
AUD	4,180	(a)	09/20/19	3 Month BBR	1.800	3,577	9,912
CAD	25,100	(a)	09/20/19	1.250	3 Month BA	(26,511)	(67,347)
	$3,260	(a)	09/20/19	3 Month LIBOR	1.750	(8,838)	3,880
	8,010	(a)	12/20/19	2.250	3 Month LIBOR	2,567	26,045

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	5,990	(a)	02/11/21	0.250%	6 Month EURIBOR	$615	$(5,657)
	$4,060	(a)	02/11/21	3 Month LIBOR	2.250%	6,696	(24,788)
GBP	1,040	(a)	03/11/21	6 Month LIBOR	1.000	(371)	1,791
AUD	10	(a)	09/20/22	2.250	6 Month BBR	(16)	(97)
CAD	1,340	(a)	09/20/22	1.500	3 Month BA	(4,278)	(10,827)
EUR	4,980	(a)	09/20/22	0.250	6 Month EURIBOR	20,179	(42,687)
SEK	24,110	(a)	09/20/22	0.250	3 Month STIBOR	(5,460)	(31,931)
	$8,390	(a)	09/20/22	3 Month LIBOR	2.000	(44,351)	41,740
EUR	2,380	(a)	01/12/27	1.330	6 Month EURIBOR	(18,350)	3,490
GBP	2,320	(a)	03/16/27	1.600	6 Month LIBOR	8,043	(21,747)
EUR	2,930	(a)	09/20/27	1.000	6 Month EURIBOR	66,385	(48,701)
GBP	2,050	(a)	09/20/27	6 Month LIBOR	1.500	(89,853)	60,983
	$470	(a)	09/20/27	2.500	3 Month LIBOR	15,083	(6,457)
	1,160	(a)	12/20/28	3 Month LIBOR	2.790	(19,301)	(14,857)
GBP	1,860	(a)	01/11/32	6 Month LIBOR	1.940	1,976	4,900
	480	(a)	09/20/32	6 Month LIBOR	1.500	(10,793)	17,573
	1,620	(a)	03/17/37	6 Month LIBOR	1.750	1,990	32,698
JPY	18,170	(a)	09/20/37	6 Month LIBOR	0.750%	(3,543)	1,071
GBP	100	(a)	09/20/47	6 Month LIBOR	1.500	(2,952)	6,820
	$200	(a)	09/20/47	3 Month LIBOR	2.500	(3,904)	5,673
	TOTAL					$(102,835)	$(57,029)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2017.

CENTRALLY CLEARED INFLATION-LINKED SWAP CONTRACT

		Rates Exchanged
Notional Amount (000’s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)(b)
GBP 110	06/15/27	3.364%	1 Month UK-RPI	$(1,127)

(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

	Notional Amount (000’s)			Rates Exchanged
Counterparty			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)(c)
Bank of America NA	BRL	226	01/04/21	11.980%	1 Day CDI	$5,016
	KRW	290,710	11/04/17	2.060	3 Month CD KSDA	847
Deutsche Bank AG	KRW	142,230	10/06/17	2.245	3 Month CD KSDA	529
		209,280	10/15/17	2.253	3 Month CD KSDA	774
		173,640	11/04/17	2.075	3 Month CD KSDA	517
JPMorgan Chase Bank NA	BRL	373	01/02/20	10.160	1 Day CDI	1,854
	KRW	1,612,725	07/29/17	1.630	3 Month CD KSDA	798
Morgan Stanley Co., Inc.	BRL	482	01/04/21	9.883	1 Day CDI	(799)
TOTAL						$9,536

(c)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $22,007,988)	$21,916,695
Investments in affiliated issuers, at value (cost $885,317)	885,317
Cash	559,647
Foreign currencies, at value (cost $119,383)	120,637
Receivables:
Investments sold	1,122,150
Collateral on certain derivative contracts(a)	1,070,105
Due from custodian	627,662
Interest and dividends	107,576
Reimbursement from investment adviser	15,226
Upfront payments made on swap contracts	10,337
Fund shares sold	1,343
Unrealized gain on forward foreign currency exchange contracts	363,166
Variation margin on certain derivative contracts	19,841
Unrealized gain on swap contracts	10,335
Other assets	225
Total assets	26,830,262

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	307,680
Unrealized loss on swap contracts	70,184
Variation margin on certain derivative contracts	14,751
Payables:
Investments purchased	704,181
Investments purchased on an extended-settlement basis	598,749
Management fees	11,910
Distribution and Service fees and Transfer Agency fees	3,858
Upfront payments received on swap contracts	2,930
Fund shares redeemed	508
Accrued expenses	127,627
Total liabilities	1,842,378

Net Assets:
Paid-in capital	27,434,992
Distributions in excess of net investment income	(323,666)
Accumulated net realized loss	(1,970,684)
Net unrealized loss	(152,758)
NET ASSETS	$24,987,884
Net Assets:
Institutional	$14,219,644
Service	9,827
Advisor	10,758,413
Total Net Assets	$24,987,884
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	1,560,777
Service	1,079
Advisor	1,184,173
Net asset value, offering and redemption price per share:
Institutional	$9.11
Service	9.11
Advisor	9.09

(a)	Includes amounts segregated for initial margin and/or collateral on forward foreign currency exchange contract transactions, futures transactions and swaps transactions of $470,000, $179,667 and $420,438, respectively.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:
Interest	$310,116
Dividends — affiliated issuers	9,552
Total investment income	319,668

Expenses:
Management fees	77,255
Professional fees	74,479
Custody, accounting and administrative services	42,452
Distribution and Service fees(a)	19,860
Printing and mailing costs	17,629
Trustee fees	8,159
Transfer Agency fees(a)	2,576
Other	2,471
Total expenses	244,881
Less — expense reductions	(115,474)
Net expenses	129,407
NET INVESTMENT INCOME	190,261

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	133,486
Futures contracts	(54,837)
Swap contracts	(174,668)
Forward foreign currency exchange contracts	125,287
Foreign currency transactions	13,673
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	144,641
Futures contracts	(69,392)
Swap contracts	56,215
Forward foreign currency exchange contracts	(269,875)
Foreign currency translation	(676)
Net realized and unrealized loss	(96,146)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,115

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees		Transfer Agency Fees
Service	Advisor	Institutional	Service	Advisor
$13	$19,847	$1,582	$2	$992

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$190,261	$432,220
Net realized gain (loss)	42,941	(995,929)
Net change in unrealized gain (loss)	(139,087)	830,504
Net increase in net assets resulting from operations	94,115	266,795

Distributions to shareholders:
From net investment income
Institutional Shares	(99,329)	(512,567)
Service Shares	(56)	(206)
Advisor Shares	(54,713)	(173,760)
Total distributions to shareholders	(154,098)	(686,533)

From share transactions:
Proceeds from sales of shares	1,946,237	6,037,854
Reinvestment of distributions	154,098	686,533
Cost of shares redeemed	(5,323,047)	(11,746,277)
Net decrease in net assets resulting from share transactions	(3,222,712)	(5,021,890)
TOTAL DECREASE	(3,282,695)	(5,441,628)

Net assets:

Beginning of period	28,270,579	33,712,207
End of period	$24,987,884	$28,270,579
Distributions in excess of net investment income	$(323,666)	$(359,829)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized loss	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$9.15	$0.07	$(0.05)	$0.02	$(0.06)	$9.11	0.26%	$14,220	0.85	%(d)	1.75	%(d)	1.62	%(d)	85%
2017 - Service	9.14	0.06	(0.04)	0.02	(0.05)	9.11	0.25	10	1.13	(d)	2.02	(d)	1.36	(d)	85
2017 - Advisor	9.12	0.06	(0.04)	0.02	(0.05)	9.09	0.20	10,758	1.25	(d)	2.14	(d)	1.24	(d)	85

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	9.25	0.14	(0.02)	0.12	(0.22)	9.15	1.21	18,892	0.85		1.88		1.52		142
2016 - Service	9.25	0.11	(0.03)	0.08	(0.19)	9.14	0.93	10	1.13		2.20		1.22		142
2016 - Advisor	9.23	0.10	(0.02)	0.08	(0.19)	9.12	0.74	9,368	1.25		2.38		1.07		142
2015 - Institutional	9.70	0.16	(0.34)	(0.18)	(0.27)	9.25	(1.81)	28,036	0.86		1.82		1.71		176
2015 - Service	9.70	0.14	(0.35)	(0.21)	(0.24)	9.25	(2.16)	10	1.14		2.09		1.44		176
2015 - Advisor	9.69	0.13	(0.36)	(0.23)	(0.23)	9.23	(2.25)	5,666	1.26		2.26		1.35		176

FOR THE PERIOD ENDED DECEMBER 31,
2014 - Institutional (Commenced April 14, 2014)	10.00	0.09	(0.14)	(0.05)	(0.25)	9.70	(0.51)	18,180	0.86	(d)	2.77	(d)	1.23	(d)	157
2014 - Service (Commenced April 14, 2014)	10.00	0.07	(0.14)	(0.07)	(0.23)	9.70	(0.70)	10	1.13	(d)	3.05	(d)	0.96	(d)	157
2014 - Advisor (Commenced April 14, 2014)	10.00	0.09	(0.17)	(0.08)	(0.23)	9.69	(0.79)	1,173	1.26	(d)	2.64	(d)	1.30	(d)	157

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Income Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$—	$52,794	$—
Fixed Income
Convertible Bond	—	39,781	—
Corporate Bonds	—	1,996,425	—
Mortgage-Backed Security	—	165,772	—
Collateralized Mortgage Obligations	—	2,506,575	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	8,127,858	825,360	—
Asset-Backed Securities	—	6,797,993	—
Foreign Government Securities	—	809,893	—
Municipal Bonds	—	268,919	—
Loan Participations	—	251,225	74,100
Investment Company	885,317	—	—
Total	$9,013,175	$13,714,737	$74,100

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$363,166	$—
Futures Contracts	49,062	—	—
Credit Default Swaps Contracts	—	1,712	—
Interest Rate Swaps Contracts	—	235,312	—
Total	$49,062	$600,190	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(307,680)	$—
Futures Contracts	(38,012)	—	—
Credit Default Swaps Contracts	—	(83,197)	—
Inflation-Linked Swap Contract	—	(1,127)	—
Interest Rate Swaps Contracts	—	(282,805)	—
Total	$(38,012)	$(674,809)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.
(b)	Amount shown represents unrealized gain (loss) at period end.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Credit	Variation margin on certain derivative contracts	$1,712		Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	$(83,197	)(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	363,166		Payable for unrealized loss on forward foreign currency exchange contracts	(307,680)
Interest Rate	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	284,374	(a)	Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	(321,944	)(a)(b)
Total		$649,252			$(712,821)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2017 is reported within the Statement of Assets and Liabilities.
(b)	Aggregate of amounts represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(159,921)	$(25,497)	30
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	125,287	(269,875)	699
Interest Rate	Net realized gain (loss) from future contracts and swap contracts/Net change in unrealized gain (loss) on future contracts and swap contracts	(69,584)	12,320	336
Total		$(104,218)	$(283,052)	1,065

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2017.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps),

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

4.    INVESTMENTS IN DERIVATIVES (continued)

and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2017.

	Derivative Assets(1)		Derivative Liabilities(1)
Counterparty	Forwards	Swaps	Forwards	Swaps	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America N.A.	$—	$5,863	$—	$(6,605)	$(742)	$—	$(742)
Barclays Bank PLC	—	—	—	(2,959)	(2,959)	—	(2,959)
Deutsche Bank AG	—	1,820	—	(4,145)	(2,325)	—	(2,325)
JPMorgan Chase Bank N.A.	—	2,652	—	(50,627)	(47,975)	—	(47,975)
Morgan Stanley Co., Inc.	363,166	—	(307,680)	(799)	54,687	307,680	362,367
UBS AG	—	—	—	(5,049)	(5,049)	—	(5,049)
Total	$363,166	$10,335	$(307,680)	$(70,184)	$(4,363)	$307,680	$303,317

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.60%	0.54%	0.51%	0.50%	0.49%	0.60%	0.58%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2017, GSAM waived $2,849 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Fund’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Fund, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.254%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2017, GSAM reimbursed $112,487 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2017, custody fee credits were $138.

F.  Line of Credit Facility — As of June 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Market Value 12/31/16	Purchases at Cost	Proceeds from Sales	Market Value 6/30/17	Dividend Income
$143,083	$31,448,122	$(30,705,888)	$885,317	$9,552

As of June 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 27% of the Institutional Class Shares and 100% of the Service Class Shares of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$14,776,849	$5,553,095	$13,411,961	$3,513,014

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2016, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:(1)
Perpetual short-term	$(1,452,510)
Perpetual long-term	(416,804)
Total capital loss carryforwards	$(1,869,314)
Timing differences (Straddle Deferral)	$(73,301)

(1)	Losses may be limited due to limitations under IRC Sections 381-384

As of June 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$22,912,450
Gross unrealized gain	295,941
Gross unrealized loss	(406,379)
Net unrealized security loss	$(110,438)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

7.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of swap transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

8.    OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

8.    OTHER RISKS (continued)

property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	15,520	$141,540	70,360	$639,958
Reinvestment of distributions	10,891	99,329	56,312	512,567
Shares redeemed	(531,209)	(4,896,902)	(1,090,570)	(9,938,886)
	(504,798)	(4,656,033)	(963,898)	(8,786,361)
Service Shares
Reinvestment of distributions	6	56	23	206
	6	56	23	206
Advisor Shares
Shares sold	197,851	1,804,697	592,401	5,397,896
Reinvestment of distributions	6,011	54,713	19,125	173,760
Shares redeemed	(46,743)	(426,145)	(198,105)	(1,807,391)
	157,119	1,433,265	413,421	3,764,265
NET DECREASE	(347,673)	$(3,222,712)	(550,454)	$(5,021,890)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional, Service and Advisor Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Institutional
Actual	$1,000	$1,002.60		$4.22
Hypothetical 5% return	1,000	1,020.58	+	4.26
Service
Actual	1,000	1,002.50		5.61
Hypothetical 5% return	1,000	1,019.19	+	5.66
Advisor
Actual	1,000	1,002.00		6.20
Hypothetical 5% return	1,000	1,018.60	+	6.26

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.85%, 1.13% and 1.25% for the Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Income Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

40

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Fund’s investment performance was provided for the one-year period ending on the applicable date. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and outperformed the Fund’s benchmark index for the one-year period ending March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.60%
Next $1 billion	0.54
Next $3 billion	0.51
Next $3 billion	0.50
Over $8 billion	0.49

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

44

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley James A. McNamara	Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer
Jessica Palmer	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust – Goldman Sachs Strategic Income Fund.

© 2017 Goldman Sachs. All rights reserved.

VITSTISAR-17/102641-TMPL-08/2017-587263/379

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic International Equity Fund

Semi-Annual Report

June 30, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust —Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 15.77% and 15.60%, respectively. These returns compare to the 13.81% cumulative total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, posted a return of 13.81% in U.S. dollar terms for the Reporting Period as a whole.

As the Reporting Period began in January 2017, international equities rallied on the prospect of deregulation following U.S. executive orders on oil pipelines and further optimism around infrastructure. However, equity markets subsequently retreated on political uncertainty and protectionism concerns. In February 2017, international equities were buoyed by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 financial crisis. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the policy committee led to a dovish market reaction and Japanese yen appreciation, despite the Bank of Japan maintaining its policy rate. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile the European Central Bank (“ECB”) kept its policy unchanged at its March 2017 meeting but revised its growth and inflation forecasts upwards. Markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether rates will rise before quantitative easing ends. Still, international equities gained ground in March 2017.

During the second quarter of 2017, international equities were buoyed by receding political risk, as the centrist candidate defeated the nationalist candidate in the French election and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment Five Star Movement saw a setback in local elections, and expectations for parliamentary elections this year declined. However, market optimism for pro-growth fiscal policy was dampened by political developments in the U.S. Strong first quarter 2017 corporate earnings results, with double-digit growth across virtually all major developed market regions, were supportive for international equity markets. The U.S. labor market remained strong during the second quarter of 2017, but economic activity and inflation data appeared to be moderating. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017. (A basis point is 1/100th of a percentage point.) In the same month, European markets reacted hawkishly to ECB President Mario Draghi’s sanguine outlook for recovering inflation and cautious reference to tapering of asset purchases. Japanese equities saw a temporary pullback in June 2017, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed interest rate hike, but quickly rebounded.

For the Reporting Period overall, information technology, consumer staples, industrials and health care were the best performing sectors in the MSCI EAFE Index. The weakest performing sector in the MSCI EAFE Index during the Reporting Period was energy, the only one to post a negative absolute return during the Reporting Period. Telecommunication services, consumer discretionary and real estate were relatively weak compared to the MSCI EAFE Index, but each still generated a double-digit gain.

From a country perspective, China was the best performing equity market in the MSCI EAFE Index by a wide margin during the Reporting Period, followed by Spain, Denmark, Finland and Hong Kong. Ireland was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period, followed by Australia, Japan and the U.K.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s outperformance of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

What were some of the Fund’s best-performing individual stocks?

Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Swiss manufacturer AMS, Italian bank UniCredit and Italian beverage company Davide Campari-Milano.

AMS is a leading manufacturer of high performance sensor and analog solutions. During the Reporting Period, AMS reported solid quarterly earnings results that were well ahead of market estimates, and its management guided above expectations on revenue growth for its fiscal year 2017. AMS’ share price was additionally bolstered by market expectations of increasing content at Apple for which AMS is a supplier. AMS’ management further confirmed that it expected its newly acquired optical packaging business, Heptagon, to add substantial growth. We took advantage of the share price gain to exit the Fund’s position and allocate the proceeds into other stocks that we believe have relatively more compelling risk/reward scenarios.

UniCredit is a holding company focused on the provision of commercial banking services. Its stock performed well during the Reporting period on relative and absolute bases on the back of material improvements in costs and asset quality. To address the former, its management cut thousands of jobs and closed numerous stores without compromising investments, especially in technology. In December 2016, UniCredit had announced the sale of Pioneer, its asset management division, to Amundi, a subsidiary of French bank Credit Agricole. The deal signaled progress with the asset disposal process initiated by UniCredit’s Chief Executive Officer (“CEO”), who was newly appointed in the summer of 2016. Moreover, in its new business plan, its management underscored its focus on profitability improvement and increased efficiency. For all these reasons, we continued to like UniCredit at the end of the Reporting Period.

Davide Campari-Milano, a new purchase for the Fund during the Reporting Period, is a producer and distributor of alcoholic and non-alcoholic beverages. Its strong performance and top-line growth during the Reporting Period were driven by higher margin countries and brands, such as Aperol. Its sales in the U.S. benefited from a shipment catch-up after destocking in the fourth quarter of 2016 ahead of route-to-market changes in the U.S. (Route-to-market is an alternative term for distribution channel; a path or pipeline through which goods and services flow from vendor to consumer.) Despite short-term concerns surrounding the integration of its new acquisition, Grand Marnier, given large inventories, proper execution has led to a positive integration thus far. Additionally, its management has kept its focus on streamlining the company’s portfolio and generating cash. Tax relief from “patent box,” an agreement reached with the Italian authorities, drove its shares as well, representing a non-recurring cash benefit. (A patent box is a special tax regime for intellectual property revenues.) At the end of the Reporting Period, we continued to like the company and were incrementally comfortable with its CEO’s abilities to run the business. We believe the company is disciplined in its acquisitions and able to extract good upside from deals. Its management team has done several accretive acquisitions of “dusty,” or old-time, brands in which they see long-term value. Further, with a compelling portfolio of assets, we were encouraged by the company’s increased global presence versus that of the Italian market, where the company dominates.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Netherlands-based integrated energy company Royal Dutch Shell, Japanese diversified real estate landlord and developer Mitsubishi Estate and U.S.-based biopharmaceutical company Shire.

Royal Dutch Shell, one of the largest oil and natural gas production companies, detracted most from the Fund’s results during the Reporting Period. Early in the Reporting Period, Royal Dutch Shell reported earnings that missed market estimates, driven by weak performance in its refining and upstream businesses. (The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.) The company’s share price was additionally impacted by a decline in oil prices. In May 2017, the company posted strong first quarter 2017 results, with earnings ahead of market expectations on the back of material profits in its upstream businesses. A significant decrease in capital expenditures and a reduction in taxes further bolstered its free cash flow. We remained positive on the company’s continued progress in its $30 billion asset disposal program and believed the company had made impressive progress in reducing costs. At the end of the Reporting Period, we believed Royal Dutch Shell’s consistent cash flow growth and longer-term demand for its products warranted a positive outlook for the company.

Mitsubishi Estate focuses on prime Tokyo office space. After posting strong performance in the fourth quarter of 2016, the company saw its share price correct in early 2017 as foreign exchange movements affected market expectations for Japan’s economic strength and inflation. However, Tokyo office market fundamentals remained strong, with vacancies at historically low levels. Although rental growth was progressing at a tepid rate and new supply, in our opinion, is expected to be gradually on the

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

rise during the next three years, we believed at the end of the Reporting Period that Mitsubishi Estate continues to benefit as a landlord and remained attractively valued relative to its peers.

Shire focuses on developing and marketing innovative medicines for patients with rare diseases. Early in the Reporting Period, the company’s share price reacted negatively to wider circulation of a previously disclosed settlement being finalized by the Department of Justice. Uncertainty surrounding drug pricing and alleged patent infringement issues with rival companies additionally weighed on the stock. On a positive note, the company reported solid financial results during the Reporting Period, with sales and earnings ahead of market estimates. Our investment thesis for Shire remained unchanged during the Reporting Period, and we continued to believe at the end of the Reporting Period that drug pricing and potential tax reforms may not meaningfully affect Shire. We were also positive on the company’s acquisition of Baxalta, which could be supportive over the long term, as Baxalta, in our view, should improve Shire’s organic sales growth potential. Overall, we believe Shire remains a solid business with a strong pipeline and an experienced management team focused on addressing key issues.

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the information technology, consumer discretionary and consumer staples sectors contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. Having an underweight to the consumer discretionary sector, which lagged the MSCI EAFE Index during the Reporting Period, and having an overweight to consumer staples, which outpaced the MSCI EAFE Index during the Reporting Period, also helped. Partially offsetting these positive contributors was weaker stock selection in the real estate, telecommunication services and financials sectors, which detracted from the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. Having an allocation to cash during the Reporting Period when the MSCI EAFE Index rallied also dampened the Fund’s relative results.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, strong stock selection in Japan, Italy and Germany contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. The countries that detracted most from the Fund’s relative performance during the Reporting Period were Spain, Hong Kong and the U.K., where stock selection overall hurt.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to the purchase of Davide Campari-Milano already mentioned, among the Fund’s other purchases during the Reporting Period was that of Reckitt Benckiser. Reckitt Benckiser, headquartered in the U.K., is a global leader in household and personal care products, with leading brands across fabric care, surface care, dishwashing, home care and health and personal care. We initiated a Fund position in the company given what we considered to be its strong business fundamentals. We also believe the company’s recent acquisition of Mead Johnson, an infant and baby food maker, should deliver significant synergies that could allow the company to grow its earnings during the next several years. Moreover, we expect growth to be driven by Reckitt Benckiser’s innovation and market execution, which could result in category growth, margin expansion and market share gains.

In addition to the sale of AMS already mentioned, we exited the Fund’s positions in Banco Popular Espanol and Commerzbank.

Banco Popular Espanol’s shares performed poorly during the Reporting Period, partially attributable to increased regulatory pressure, which is creating a challenging environment for European banks. Moreover, in our view, the bank has a poor balance sheet given its inability to deal with existing non-performing loans and its weak capital position. Following its CEO’s resignation at the beginning of April 2017, we were less confident with the strategy of the company moving forward and thus decided to exit the position.

Conversely, Commerzbank, a global banking and financial services company in Germany, was a top contributor to the Fund’s relative returns during the Reporting Period. Commerzbank reported fourth quarter 2016 results, with earnings ahead of market estimates on the back of higher than expected revenues. A key highlight of its results was a better core Tier 1 capital ratio, which adds buffer as the bank undergoes its restructuring changes through cost cutting programs. (The Tier 1 capital ratio is the comparison between a banking firm’s core equity capital and its total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

sometimes non-redeemable, non-cumulative preferred stock.) Commerzbank additionally benefited from advising on the acquisition of Concardis by Bain Capital and Advent International, which was cleared by the European Union. While we remained positive at the end of the Reporting Period on the bank’s investments in technology, cost cutting and efforts to increase revenue, we took the opportunity of its share price rise to exit the Fund’s position for higher conviction ideas.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, the Fund’s allocations relative to the MSCI EAFE Index in consumer staples, industrials, consumer discretionary and utilities increased, and its allocations relative to the MSCI EAFE Index in financials and materials decreased during the Reporting Period. From a country perspective, there were no significant changes in weightings relative to the MSCI EAFE Index during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2017, the Fund had greater weightings than the MSCI EAFE Index in the consumer staples and health care sectors. The Fund had underweighted allocations to the financials, materials, consumer discretionary and information technology sectors and was rather neutrally weighted to the MSCI EAFE Index in the industrials, real estate, energy, telecommunication services and utilities sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in Italy, the U.K., Ireland, Belgium and Portugal relative to the MSCI EAFE Index at the end of June 2017. The Fund had less exposure to Australia, Japan, Hong Kong, the Netherlands, Switzerland and Germany than the MSCI EAFE Index and was rather neutrally weighted to the MSCI EAFE Index in the remaining constituents of the MSCI EAFE Index at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, our outlook for equities remained positive, supported by what we perceive as a strong global earnings momentum, receding political risk and what we perceive as overly negative sentiment on the U.S. Administration’s proposals. Global economic growth has been strong, and the expansion appears to be broadening across regions, creating, in our view, a positive backdrop for corporate earnings growth. For the first year since 2010, consensus earnings per share growth forecasts were positive in all major global regions at the end of the Reporting Period. We were slightly more bullish on equities outside the U.S. at the end of the Reporting Period.

In Europe, we were finally seeing a much-awaited earnings rebound, led by cyclicals. First quarter 2017 earnings results were the best in three years, and consensus estimates saw year-to-date through June 2017 upgrades, a departure from the persistent downgrades of previous years. Political risk appeared to be receding — the French presidential election result and declining likelihood of an Italian election before 2018 lowered risks in Europe considerably, in our view. We believe this lowered risk should be supportive for corporate confidence, in turn boosting investment, mergers and acquisitions and earnings growth. Rising valuations and increasing investor positioning suggest to us growing recognition of these tailwinds, but significant potential remains, in our view, for an earnings-driven recovery.

In Japan, we were encouraged at the end of the Reporting Period by ongoing progress on its economic and corporate reform. Japanese companies have lagged companies in other developed market countries with respect to returns on capital, but appear to be catching up. We believe valuations on Japanese equities remained relatively attractive at the end of the Reporting Period. While Japanese equities have rerated, they remained less expensive than those of many other markets.

What we view as higher aggregate valuations make international equities more vulnerable, in our opinion, to a moderation in growth on the one hand or to a sharper than consensus expected rise in bond yields on the other. These risks support our case for dynamic active management.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

4

FUND BASICS

Strategic International Equity Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 06/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	16.94%	8.03%	0.45%	3.82%	1/12/98
Service	16.73	7.79	0.22	2.04	1/9/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.88%	1.07%
Service	1.13	1.32

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 06/30/173

Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell plc Class A	4.9%	Energy	Netherlands
Novartis AG (Registered)	3.0	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Bayer AG (Registered)	2.7	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Beiersdorf AG	2.6	Household & Personal Products	Germany
Anheuser-Busch InBev SA/NV	2.5	Food, Beverage & Tobacco	Belgium
UBS Group AG (Registered)	2.4	Diversified Financials	Switzerland
Japan Tobacco, Inc.	2.3	Food, Beverage & Tobacco	Japan
Kerry Group plc Class A	2.2	Food, Beverage & Tobacco	Ireland
DBS Group Holdings Ltd.	2.2	Banks	Singapore
Hoya Corp.	2.1	Health Care Equipment & Services	Japan

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2017

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.5% of the Fund’s net assets at June 30, 2017.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.3%
Australia – 3.0%
115,676	Australia & New Zealand Banking Group Ltd. (Banks)	$2,553,165
65,306	BHP Billiton plc (Materials)	1,000,534
117,578	Computershare Ltd. (Software & Services)	1,277,806

		4,831,505

Belgium – 2.5%
37,103	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	4,097,972

China – 0.6%
486,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	952,922

Denmark – 2.7%
69,077	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,968,051
30,071	Novozymes A/S Class B (Materials)	1,315,580

		4,283,631

Finland – 1.4%
366,585	Nokia OYJ (Technology Hardware & Equipment)	2,247,800

France – 11.2%
20,800	Air Liquide SA (Materials)	2,570,798
22,845	BNP Paribas SA (Banks)	1,644,674
7,610	Iliad SA (Telecommunication Services)	1,798,458
75,301	Klepierre (REIT)	3,086,270
39,529	Publicis Groupe SA (Media)(a)	2,946,217
54,369	Rexel SA (Capital Goods)	888,516
26,908	Safran SA (Capital Goods)(a)	2,467,633
30,647	Vinci SA (Capital Goods)	2,614,235

		18,016,801

Germany – 8.5%
34,064	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,415,042
39,448	Beiersdorf AG (Household & Personal Products)	4,149,204
45,787	GEA Group AG (Capital Goods)	1,880,064
12,092	HeidelbergCement AG (Materials)	1,172,185
19,713	SAP SE (Software & Services)	2,063,386

		13,679,881

Hong Kong – 0.8%
1,313,500	HKBN Ltd. (Telecommunication Services)	1,314,470

Ireland – 3.5%
7,757,848	Bank of Ireland (Banks)*	2,039,415

Common Stocks – (continued)
Ireland – (continued)
41,081	Kerry Group plc Class A (Food, Beverage & Tobacco)	3,534,533

		5,573,948

Italy – 8.3%
330,652	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	2,337,604
375,641	Enav SpA (Transportation)(b)	1,619,969
599,820	Enel SpA (Utilities)	3,217,133
71,896	Moncler SpA (Consumer Durables & Apparel)	1,686,575
2,295,502	Telecom Italia SpA (Telecommunication Services)*	2,123,735
127,360	UniCredit SpA (Banks)*	2,385,613

		13,370,629

Japan – 19.3%
15,100	Dentsu, Inc. (Media)	724,392
17,100	East Japan Railway Co. (Transportation)	1,638,116
20,800	Hoshizaki Corp. (Capital Goods)	1,887,203
66,400	Hoya Corp. (Health Care Equipment & Services)	3,456,875
103,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	3,637,829
57,400	Kao Corp. (Household & Personal Products)	3,412,909
62,800	KDDI Corp. (Telecommunication Services)	1,660,911
131,000	Mitsubishi Estate Co. Ltd. (Real Estate)	2,448,757
24,600	Nidec Corp. (Capital Goods)	2,527,404
6,900	Nintendo Co. Ltd. (Software & Services)	2,310,062
127,600	ORIX Corp. (Diversified Financials)	1,985,438
59,000	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,560,939
63,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,463,706
29,000	Suzuki Motor Corp. (Automobiles & Components)	1,381,501

		31,096,042

Netherlands – 7.0%
41,078	Aalberts Industries NV (Capital Goods)	1,634,587
97,463	ING Groep NV (Banks)	1,682,481
298,876	Royal Dutch Shell plc Class A (Energy)	7,940,750

		11,257,818

Singapore – 2.2%
230,885	DBS Group Holdings Ltd. (Banks)	3,474,999

Spain – 1.2%
234,615	EDP Renovaveis SA (Utilities)	1,864,904

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares		Description	Value
	Common Stocks – (continued)
	Switzerland – 8.7%
	199,707	Credit Suisse Group AG (Registered) (Diversified Financials)*	$2,905,935
	57,513	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,803,866
	229,602	UBS Group AG (Registered) (Diversified Financials)*	3,904,585
	39,426	Wolseley plc (Capital Goods)	2,419,879

			14,034,265

	United Kingdom – 15.0%
	274,524	Aviva plc (Insurance)	1,883,062
	131,750	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	1,197,373
	122,124	Compass Group plc (Consumer Services)	2,577,740
	54,343	InterContinental Hotels Group plc (Consumer Services)	3,017,864
	429,006	Melrose Industries plc (Capital Goods)	1,354,990
	389,086	Merlin Entertainments plc (Consumer Services)(b)	2,435,628
	172,244	Pennon Group plc (Utilities)	1,851,087
	27,453	Reckitt Benckiser Group plc (Household & Personal Products)	2,782,997
	473,096	Rentokil Initial plc (Commercial & Professional Services)	1,683,541
	34,705	Rio Tinto plc (Materials)	1,469,820
	240,770	UBM plc (Media)	2,163,747
	266,910	Virgin Money Holdings UK plc (Banks)	926,769
	300,607	Vodafone Group plc (Telecommunication Services)	853,710

			24,198,328

	United States – 1.4%
	42,295	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	2,332,103

	TOTAL COMMON STOCKS
	(Cost $141,918,586)		$156,628,018

	Exchange Traded Fund – 1.0%
	United States – 1.0%
	30,090	iShares MSCI Japan Fund	$1,614,328
	(Cost $1,535,490)

Shares		Distribution Rate	Value
Investment Company(c)(d) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
690		0.845%	$690
(Cost $690)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $143,454,766)			$158,243,036

Securities Lending Reinvestment Vehicle(c)(d) – 1.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,404,580		0.845%	$2,404,580
(Cost $2,404,580)

TOTAL INVESTMENTS – 99.8%
(Cost $145,859,346)			$160,647,616

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			277,758

NET ASSETS – 100.0%			$160,925,374

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,055,597, which represents approximately 2.5% of net assets as of June 30, 2017.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $143,454,076)(a)	$158,242,346
Investments in affiliated issuers, at value (cost $690)	690
Investments in affiliated securities lending reinvestment vehicle, at value (cost $2,404,580)	2,404,580
Cash	1,863,072
Foreign currencies, at value (cost $191,551)	196,415
Receivables:
Dividends	559,854
Foreign tax reclaims	382,707
Reimbursement from investment adviser	13,260
Securities lending income	6,763
Fund shares sold	241
Other assets	622
Total assets	163,670,550

Liabilities:
Payables:
Payable upon return of securities loaned	2,404,580
Fund shares redeemed	109,769
Management fees	108,760
Distribution and Service fees and Transfer Agency fees	27,832
Accrued expenses	94,235
Total liabilities	2,745,176

Net Assets:
Paid-in capital	215,256,575
Undistributed net investment income	2,039,036
Accumulated net realized loss	(71,160,400)
Net unrealized gain	14,790,163
NET ASSETS	$160,925,374
Net Assets:
Institutional	$40,561,347
Service	120,364,027
Total Net Assets	$160,925,374
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	4,003,159
Service	11,863,744
Net asset value, offering and redemption price per share:
Institutional	$10.13
Service	10.15

(a) Includes loaned securities having a market value of $2,297,517.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $251,991)	$2,825,160
Securities lending income — affiliated issuer	48,251
Dividends — affiliated issuers	2,354
Total investment income	2,875,765

Expenses:
Management fees	656,651
Distribution and Service fees — Service Shares	144,440
Professional fees	44,368
Custody, accounting and administrative services	38,522
Printing and mailing costs	22,401
Transfer Agency fees(a)	15,449
Trustee fees	8,284
Other	5,926
Total expenses	936,041
Less — expense reductions	(117,539)
Net expenses	818,502
NET INVESTMENT INCOME	2,057,263

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(3,051,975)
Foreign currency transactions	48,003
Net change in unrealized gain on:
Investments	23,415,869
Foreign currency translation	46,132
Net realized and unrealized gain	20,458,029
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,515,292

(a) Institutional and Service Shares incurred Transfer Agency fees of $3,895 and $11,554, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$2,057,263	$2,594,460
Net realized loss	(3,003,972)	(4,074,588)
Net change in unrealized gain (loss)	23,462,001	(3,160,383)
Net increase (decrease) in net assets resulting from operations	22,515,292	(4,640,511)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(781,242)
Service Shares	—	(1,944,283)
Total distributions to shareholders	—	(2,725,525)

From share transactions:
Proceeds from sales of shares	6,442,207	10,750,740
Reinvestment of distributions	—	2,725,525
Cost of shares redeemed	(10,455,064)	(22,234,915)
Net decrease in net assets resulting from share transactions	(4,012,857)	(8,758,650)
TOTAL INCREASE (DECREASE)	18,502,435	(16,124,686)

Net assets:

Beginning of period	142,422,939	158,547,625
End of period	$160,925,374	$142,422,939
Undistributed (distributions in excess of) net investment income	$2,039,036	$(18,227)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$8.75	0.13		$1.25	$1.38	$—	$10.13	15.77%	$40,561	0.87	%(d)	1.02	%(d)	2.84	%(d)	20%
2017 - Service	8.78	0.12		1.25	1.37	—	10.15	15.60	120,364	1.12	(d)	1.27	(d)	2.60	(d)	20
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	9.19	0.17	(e)	(0.42)	(0.25)	(0.19)	8.75	(2.72)	37,061	0.89		1.06		1.94	(e)	39
2016 - Service	9.21	0.15	(e)	(0.42)	(0.27)	(0.16)	8.78	(2.86)	105,362	1.14		1.31		1.68	(e)	39
2015 - Institutional	9.26	0.14	(f)	(0.04)	0.10	(0.17)	9.19	1.05	41,737	0.89		1.06		1.42	(f)	58
2015 - Service	9.28	0.12	(f)	(0.05)	0.07	(0.14)	9.21	0.77	116,811	1.14		1.31		1.18	(f)	58
2014 - Institutional	10.43	0.39	(g)	(1.18)	(0.79)	(0.38)	9.26	(7.54)	46,871	0.99		1.04		3.75	(g)	74
2014 - Service	10.44	0.36	(g)	(1.17)	(0.81)	(0.35)	9.28	(7.70)	126,230	1.24		1.29		3.47	(g)	74
2013 - Institutional	8.56	0.16		1.89	2.05	(0.18)	10.43	24.20	59,187	0.98		1.05		1.67		95
2013 - Service	8.57	0.13		1.90	2.03	(0.16)	10.44	23.73	152,513	1.23		1.30		1.42		95
2012 - Institutional	7.20	0.16		1.38	1.54	(0.18)	8.56	21.17	56,872	0.97		1.03		2.06		110
2012 - Service	7.22	0.14		1.37	1.51	(0.16)	8.57	20.82	139,250	1.22		1.28		1.80		110

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(f)	Reflects income recognized from corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(g)	Reflects income recognized from corporate action which amounted to $0.22 per share and 2.10% of average net assets.

The accompanying notes are an integral part of these financial statements.	12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$36,838,433	$—
Australia and Oceania	—	4,831,505	—
Europe	—	112,625,977	—
North America	1,614,328	2,332,103	—
Investment Company	690	—	—
Securities Lending Reinvestment Vehicle	2,404,580	—	—
Total	$4,019,598	$156,628,018	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2017, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.81	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAMI agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018 and prior to such date GSAMI may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2017, GSAMI waived $30,901 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAMI has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2017, GSAMI waived $656 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.044%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2017, GSAMI reimbursed $85,482 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2017, custody fee credits were $500.

E.  Line of Credit Facility — As of June 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAMI or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017	Dividend Income
$10	$12,706,558	$(12,705,878)	$690	$2,354

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017, were $31,018,227 and $34,237,716, respectively.

6.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2017, are reported under Investment Income on the Statement of Operations.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

6.    SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six Months ended June 30, 2017
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2017
$5,361	$8,985	$2,404,580

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2017:

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017
$764,701	$33,064,201	$(31,424,322)	$2,404,580

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2016, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:
Expiring 2017(1)	$(63,558,058)
Perpetual long-term	(3,977,388)
Total capital loss carryforwards	$(67,535,446)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	(163,996)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$146,483,935
Gross unrealized gain	22,234,962
Gross unrealized loss	(8,071,281)
Net unrealized gain	$14,163,681

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	25,646	$236,329	110,254	$974,934
Reinvestment of distributions	—	—	89,902	781,242
Shares redeemed	(255,812)	(2,460,332)	(510,122)	(4,546,751)
	(230,166)	(2,224,003)	(309,966)	(2,790,575)
Service Shares
Shares sold	685,065	6,205,878	1,080,345	9,775,806
Reinvestment of distributions	—	—	223,224	1,944,283
Shares redeemed	(825,755)	(7,994,732)	(1,984,717)	(17,688,164)
	(140,690)	(1,788,854)	(681,148)	(5,968,075)
NET DECREASE	(370,856)	$(4,012,857)	(991,114)	$(8,758,650)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Institutional
Actual	$1,000	$1,157.70		$4.65
Hypothetical 5% return	1,000	1,020.48	+	4.36
Service
Actual	1,000	1,156.00		5.99
Hypothetical 5% return	1,000	1,019.24	+	5.61

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.12% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic International Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the five-year period, in the third quartile for the ten-year period, and in the fourth quartile for the one- and three-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees noted that the management fee breakpoint schedule was being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.85%
Next $1 billion	0.77
Next $3 billion	0.73
Next $3 billion	0.72
Over $8 billion	0.71

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and
James A. McNamara	Principal Accounting Officer
Jessica Palmer	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAMI of any of these websites or the products or services offered. GSAMI is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund.

© 2017 Goldman Sachs. All rights reserved.

VITINTLSAR-17/100577-TMPL-08/2017-585384/11.3K

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund

Semi-Annual Report

June 30, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 10.71% and 10.62%, respectively. These returns compare to the 9.34% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 9.34% during the Reporting Period.

As the Reporting Period began in January 2017, U.S. equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. equities continued to rally in February 2017, driven by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, while maintaining projections for three rate hikes this year. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the policy committee led to a dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a vote on health care. For the month of March 2017, U.S. equities were virtually flat.

U.S. equities fell in April 2017, as Fed minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and receding European political risk following the French election. Although the U.S. labor market remained strong and wage growth accelerated, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditures remained below the Fed’s 2% target at just 1.4% year-over-year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios. (Payout ratio is the proportion of earnings paid out as dividends to shareholders.)

For the Reporting Period overall, information technology, health care and consumer discretionary were the best performing sectors in the S&P 500® Index by a wide margin. The weakest performing sectors in the S&P 500® Index were energy and telecommunication services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund outperformed the S&P 500® Index largely due to stock selection driven by our quantitative model and four of our quantitative model’s six investment themes. None of our quantitative model’s six investment themes detracted significantly from the Fund’s relative returns.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to relative returns. Momentum contributed most positively to relative performance, followed by Valuation. The Quality and Sentiment themes also contributed positively, albeit to a lesser extent. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme assesses both firm and financial quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

No investment themes detracted significantly from the Fund’s relative returns during the Reporting Period. The Management and Profitability themes had a rather neutral effect on results during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company managements. The Profitability theme assesses whether a company is earning more than its cost of capital.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Effective stock selection in the energy, consumer discretionary and real estate sectors contributed most positively to the Fund’s results relative to the S&P 500® Index. Having an underweight to energy, the weakest sector in the S&P 500® Index during the Reporting Period, also helped. Partially offsetting these positive contributors was stock selection in the consumer staples and health care sectors, which detracted from the Fund’s results relative to the S&P 500® Index during the Reporting Period.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from underweight positions in telecommunications giant Verizon Communications and diversified industrial and financial services conglomerate General Electric (“GE”) and from an overweight position in health care equipment and services provider Baxter International. We chose to underweight Verizon Communications due to our negative view on Profitability. The Fund was underweight General Electric given our negative views on Value and Management. The overweight in Baxter International was established because of our positive views on Sentiment and Profitability.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the S&P 500® Index were overweight positions in oilfield products and services provider Baker Hughes a GE Co, packaged foods manufacturer Conagra Brands and computerized gaming equipment, software and network systems manufacturer and distributor International Game Technology. We chose to overweight Baker Hughes a GE Co due to our positive views on Quality and Sentiment. The Fund had an overweight position in Conagra Brands based on our positive views on Sentiment and Quality. Positive views on Momentum and Value drove the Fund’s overweight position in International Game Technology.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, we made two enhancements to our Sentiment theme. The first enhancement introduced a signal in the U.S. region, which looks at characteristics of a company’s credit default swaps term structure to infer investor expectations regarding the health of that company. Secondly, we introduced an enhancement in the U.S. region that looks at the 10-K and 10-Q filings of companies as an indicator of stock price movements. We use natural language processing techniques to parse through quarterly filings in an effort to gauge various aspects of a company related to management sentiment, their outlook and their thoughts on upcoming risks.

We also enhanced our Valuation theme in the Japan region by evaluating the worth of companies’ patents. We utilize data on the exclusiveness of Japanese companies’ patent portfolios with the goal of determining which companies have the most valuable patent portfolios. We believe that companies with more exclusive patents tend to outperform in the long run.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2017, the Fund was overweight the health care, consumer discretionary and real estate sectors relative to the S&P 500® Index. The Fund was underweight financials, utilities and industrials and was rather neutrally weighted in information technology, energy, consumer staples, telecommunication services and materials compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, one Vice President left the Equity Alpha team and one Vice President joined the team. QIS employs a globally integrated team of more than 90 professionals, with an additional 75-plus professionals dedicated to trading, information technology and development of analytical tools.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Index Definitions

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

4

FUND BASICS

U.S. Equity Insights Fund

as of June 30, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	20.50%	15.68%	6.52%	6.07%	02/13/98
Service	20.26	15.45	6.31	6.75	01/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.60%	0.70%
Service	0.81	0.95

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/173

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.7%	Technology Hardware & Equipment
JPMorgan Chase & Co.	2.3	Banks
Comcast Corp. Class A	1.8	Media
Amazon.com, Inc.	1.8	Retailing
Facebook, Inc. Class A	1.7	Software & Services
Amgen, Inc.	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Microsoft Corp.	1.6	Software & Services
Boeing Co. (The)	1.5	Capital Goods
Celgene Corp.	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2017

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.8%
Automobiles & Components – 2.3%
38,709	BorgWarner, Inc.	$1,639,713
35,920	Delphi Automotive plc	3,148,388
4,499	Goodyear Tire & Rubber Co. (The)	157,285
28,321	Lear Corp.	4,023,848

		8,969,234

Banks – 4.4%
27,220	Bank of America Corp.	660,357
118,247	Citizens Financial Group, Inc.	4,219,053
4,153	Comerica, Inc.	304,166
98,619	JPMorgan Chase & Co.	9,013,777
60,633	Regions Financial Corp.	887,667
26,593	SunTrust Banks, Inc.	1,508,355
14,891	Wells Fargo & Co.	825,110

		17,418,485

Capital Goods – 6.9%
29,848	AerCap Holdings NV*	1,385,843
7,977	Allegion plc	647,094
11,125	Allison Transmission Holdings, Inc.	417,299
53,679	AMETEK, Inc.	3,251,337
30,718	Boeing Co. (The)	6,074,484
12,789	Caterpillar, Inc.	1,374,306
3,253	Fortive Corp.	206,078
46,734	General Electric Co.	1,262,285
11,715	Honeywell International, Inc.	1,561,492
108,210	Masco Corp.	4,134,704
25,186	Spirit AeroSystems Holdings, Inc. Class A	1,459,277
46,555	United Technologies Corp.	5,684,831

		27,459,030

Consumer Durables & Apparel – 2.0%
17,795	Mohawk Industries, Inc.*	4,300,874
36,262	NIKE, Inc. Class B	2,139,458
12,199	PVH Corp.	1,396,785

		7,837,117

Consumer Services – 2.3%
13,467	Carnival Corp.	883,031
3,351	Domino’s Pizza, Inc.	708,837
35,360	Hilton Worldwide Holdings, Inc.	2,187,016
65,265	International Game Technology plc	1,194,350
62,144	Las Vegas Sands Corp.	3,970,380

		8,943,614

Diversified Financials – 4.9%
99,660	AGNC Investment Corp. (REIT)	2,121,762
45,312	Ally Financial, Inc.	947,021
16,138	Bank of New York Mellon Corp. (The)	823,361
12,757	Berkshire Hathaway, Inc. Class B*	2,160,653
2,252	Discover Financial Services	140,052
73,024	Intercontinental Exchange, Inc.	4,813,742
31,830	Leucadia National Corp.	832,673
10,543	Northern Trust Corp.	1,024,885

Common Stocks – (continued)
Diversified Financials – (continued)
27,987	S&P Global, Inc.	$4,085,822
34,861	Santander Consumer USA Holdings, Inc.*	444,826
67,698	Synchrony Financial	2,018,754

		19,413,551

Energy – 6.0%
80,368	Baker Hughes, Inc.	4,380,860
23,504	Chevron Corp.	2,452,172
32,411	Exxon Mobil Corp.	2,616,540
84,005	Marathon Petroleum Corp.	4,395,981
31,174	Newfield Exploration Co.*	887,212
54,517	Phillips 66	4,508,011
67,439	Valero Energy Corp.	4,549,435

		23,790,211

Food & Staples Retailing – 2.6%
69,219	CVS Health Corp.	5,569,361
56,971	Walgreens Boots Alliance, Inc.	4,461,399
2,215	Wal-Mart Stores, Inc.	167,631

		10,198,391

Food, Beverage & Tobacco – 4.4%
113,061	Conagra Brands, Inc.	4,043,061
44,439	Kellogg Co.	3,086,733
49,438	Molson Coors Brewing Co. Class B	4,268,477
23,939	Philip Morris International, Inc.	2,811,636
50,525	Tyson Foods, Inc. Class A	3,164,381

		17,374,288

Health Care Equipment & Services – 6.9%
75,751	Baxter International, Inc.	4,585,965
21,012	Centene Corp.*	1,678,439
28,684	Cigna Corp.	4,801,415
57,562	Danaher Corp.	4,857,657
19,265	Humana, Inc.	4,635,544
7,860	IDEXX Laboratories, Inc.*	1,268,761
25,321	UnitedHealth Group, Inc.	4,695,020
5,261	WellCare Health Plans, Inc.*	944,665

		27,467,466

Household & Personal Products – 1.9%
68,071	Colgate-Palmolive Co.	5,046,103
1,457	Estee Lauder Cos., Inc. (The) Class A	139,843
25,915	Procter & Gamble Co. (The)	2,258,492

		7,444,438

Insurance – 2.2%
22,403	Aon plc	2,978,479
59,487	Marsh & McLennan Cos., Inc.	4,637,606
28,755	XL Group Ltd.	1,259,469

		8,875,554

Materials – 1.9%
11,798	Celanese Corp. Series A	1,120,102
8,108	EI du Pont de Nemours & Co.	654,397
86,894	Freeport-McMoRan, Inc.*	1,043,597

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
13,141	Huntsman Corp.	$339,564
47,309	Owens-Illinois, Inc.*	1,131,631
23,183	Sealed Air Corp.	1,037,671
1,274	Sherwin-Williams Co. (The)	447,123
27,246	WestRock Co.	1,543,758

		7,317,843

Media – 3.4%
186,152	Comcast Corp. Class A	7,245,036
167,550	Interpublic Group of Cos., Inc. (The)	4,121,730
24,921	Omnicom Group, Inc.	2,065,951

		13,432,717

Pharmaceuticals, Biotechnology & Life Sciences – 10.6%
18,030	Agilent Technologies, Inc.	1,069,359
21,901	Alexion Pharmaceuticals, Inc.*	2,664,695
36,867	Amgen, Inc.	6,349,603
17,603	Biogen, Inc.*	4,776,750
46,188	Bristol-Myers Squibb Co.	2,573,595
44,897	Celgene Corp.*	5,830,773
41,376	Eli Lilly & Co.	3,405,245
43,751	Johnson & Johnson	5,787,820
59,254	Merck & Co., Inc.	3,797,589
801	Mettler-Toledo International, Inc.*	471,421
30,330	Thermo Fisher Scientific, Inc.	5,291,675

		42,018,525

Real Estate – 4.6%
81,325	American Homes 4 Rent Class A (REIT)	1,835,505
37,861	American Tower Corp. (REIT)	5,009,768
42,539	CBRE Group, Inc. Class A*	1,548,420
7,750	Equinix, Inc. (REIT)	3,325,990
40,931	Forest City Realty Trust, Inc. Class A (REIT)	989,302
68,176	Host Hotels & Resorts, Inc. (REIT)	1,245,576
37,014	Park Hotels & Resorts, Inc. (REIT)	997,897
7,747	Prologis, Inc. (REIT)	454,284
3,571	Quality Care Properties, Inc. (REIT)*	65,385
20,000	SBA Communications Corp. (REIT)*	2,698,000

		18,170,127

Retailing – 4.5%
7,481	Amazon.com, Inc.*	7,241,608
34,544	Best Buy Co., Inc.	1,980,407
3,333	Burlington Stores, Inc.*	306,603
3,024	Expedia, Inc.	450,425
3,554	Home Depot, Inc. (The)	545,184
7,838	Netflix, Inc.*	1,171,075
1,009	Priceline Group, Inc. (The)*	1,887,355
79,263	Target Corp.	4,144,662

		17,727,319

Semiconductors & Semiconductor Equipment – 3.4%
96,118	Applied Materials, Inc.	3,970,635
15,179	Broadcom Ltd.	3,537,466

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
85,107	Maxim Integrated Products, Inc.	$3,821,304
28,359	Texas Instruments, Inc.	2,181,658

		13,511,063

Software & Services – 10.7%
36,628	Activision Blizzard, Inc.	2,108,674
37,716	Adobe Systems, Inc.*	5,334,551
6,096	Alphabet, Inc. Class A*	5,667,329
6,119	Alphabet, Inc. Class C*	5,560,519
3,979	Cadence Design Systems, Inc.*	133,257
44,290	Citrix Systems, Inc.*	3,524,598
23,662	eBay, Inc.*	826,277
4,975	Electronic Arts, Inc.*	525,957
44,901	Facebook, Inc. Class A*	6,779,153
5,826	Fidelity National Information Services, Inc.	497,540
90,694	Microsoft Corp.	6,251,537
7,172	ServiceNow, Inc.*	760,232
4,293	Vantiv, Inc. Class A*	271,919
30,763	VeriSign, Inc.*	2,859,729
58,837	Western Union Co. (The)	1,120,845

		42,222,117

Technology Hardware & Equipment – 7.9%
100,775	Apple, Inc.	14,513,615
32,290	F5 Networks, Inc.*	4,102,767
241,886	Flex Ltd.*	3,945,161
128,862	Jabil, Inc.	3,761,482
139,704	Juniper Networks, Inc.	3,894,948
24,571	Seagate Technology plc	952,126

		31,170,099

Telecommunication Services – 1.2%
116,210	AT&T, Inc.(a)	4,384,603
5,696	Level 3 Communications, Inc.*	337,773

		4,722,376

Transportation – 1.4%
120,953	JetBlue Airways Corp.*	2,761,357
7,173	Norfolk Southern Corp.	872,954
27,061	Southwest Airlines Co.	1,681,571
3,957	United Continental Holdings, Inc.*	297,764

		5,613,646

Utilities – 1.4%
251,405	AES Corp.	2,793,110
61,117	CenterPoint Energy, Inc.	1,673,384
6,149	CMS Energy Corp.	284,391
23,737	NiSource, Inc.	601,970

		5,352,855

TOTAL COMMON STOCKS
(Cost $341,295,118)		$386,450,066

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,762,001	0.845%	$2,762,001
(Cost $2,762,001)

TOTAL INVESTMENTS – 98.5%
(Cost $344,057,119)		$389,212,067

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		6,063,127

NET ASSETS – 100.0%		$395,275,194

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	41	September 2017	$4,962,845	$(35,136)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $341,295,118)	$386,450,066
Investments in affiliated issuers, at value (cost $2,762,001)	2,762,001
Cash	5,918,066
Receivables:
Investments sold	10,144,440
Dividends	255,162
Reimbursement from investment adviser	18,679
Fund shares sold	16,224
Variation margin on certain derivative contracts	1,846
Other assets	1,210
Total assets	405,567,694

Liabilities:
Payables:
Investments purchased	9,421,402
Fund shares redeemed	571,477
Management fees	189,461
Distribution and Service fees and Transfer Agency fees	29,224
Accrued expenses	80,936
Total liabilities	10,292,500

Net Assets:
Paid-in capital	318,630,468
Undistributed net investment income	2,342,822
Accumulated net realized gain	29,182,092
Net unrealized gain	45,119,812
NET ASSETS	$395,275,194
Net Assets:
Institutional	$264,712,555
Service	130,562,639
Total Net Assets	$395,275,194
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	13,548,545
Service	6,666,375
Net asset value, offering and redemption price per share:
Institutional	$19.54
Service	19.59

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $5,210)	$3,339,939
Dividends — affiliated issuers	8,511
Securities lending income — affiliated issuer	674
Total investment income	3,349,124

Expenses:
Management fees	1,203,029
Distribution and Service fees — Service Shares	158,073
Professional fees	40,642
Transfer Agency fees(a)	38,804
Custody, accounting and administrative services	33,608
Printing and mailing costs	30,657
Trustee fees	8,428
Other	6,428
Total expenses	1,519,669
Less — expense reductions	(169,168)
Net expenses	1,350,501
NET INVESTMENT INCOME	1,998,623

Realized and unrealized gain (loss):
Net realized gain from:
Investments	23,322,143
Futures contracts	394,576
Net change in unrealized gain (loss) on:
Investments	13,574,999
Futures contracts	(5,565)
Net realized and unrealized gain	37,286,153
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,284,776

(a) Institutional and Service Shares incurred Transfer Agency fees of $26,159 and $12,645, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$1,998,623	$4,419,244
Net realized gain	23,716,719	19,576,686
Net change in unrealized gain	13,569,434	13,561,997
Net increase in net assets resulting from operations	39,284,776	37,557,927

Distributions to shareholders:
From net investment income
Institutional Shares	—	(3,237,561)
Service Shares	—	(1,277,330)
From net realized gains
Institutional Shares	—	(8,734,468)
Service Shares	—	(4,117,588)
Total distributions to shareholders	—	(17,366,947)

From share transactions:
Proceeds from sales of shares	12,630,395	15,918,402
Reinvestment of distributions	—	17,366,947
Cost of shares redeemed	(32,591,993)	(69,293,004)
Net decrease in net assets resulting from share transactions	(19,961,598)	(36,007,655)
TOTAL INCREASE (DECREASE)	19,323,178	(15,816,675)

Net assets:

Beginning of period	375,952,016	391,768,691
End of period	$395,275,194	$375,952,016
Undistributed net investment income	$2,342,822	$344,199

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - Institutional	$17.65	$0.10	$1.79		$1.89	$—	$—	$—	$19.54	10.71%	$264,713	0.63	%(d)	0.70	%(d)	1.10	%(d)	97%
2017 - Service	17.71	0.08	1.80		1.88	—	—	—	19.59	10.62	130,563	0.84	(d)	0.95	(d)	0.89	(d)	97

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	16.71	0.22	1.58		1.80	(0.23)	(0.63)	(0.86)	17.65	10.70	255,565	0.64		0.70		1.25		204
2016 - Service	16.77	0.18	1.59		1.77	(0.20)	(0.63)	(0.83)	17.71	10.44	120,387	0.85		0.95		1.04		204
2015 - Institutional	18.12	0.23	(0.27)		(0.04)	(0.25)	(1.12)	(1.37)	16.71	(0.20)	269,238	0.64		0.71		1.29		200
2015 - Service	18.17	0.20	(0.28)		(0.08)	(0.20)	(1.12)	(1.32)	16.77	(0.41)	122,531	0.85		0.96		1.08		200
2014 - Institutional	16.52	0.21	2.47		2.68	(0.26)	(0.82)	(1.08)	18.12	16.37	312,370	0.65		0.71		1.21		214
2014 - Service	16.55	0.18	2.47		2.65	(0.21)	(0.82)	(1.03)	18.17	16.18	138,725	0.86		0.96		1.01		214
2013 - Institutional	12.14	0.20	4.35		4.55	(0.17)	—	(0.17)	16.52	37.52	307,589	0.65		0.71		1.36		207
2013 - Service	12.16	0.17	4.35		4.52	(0.13)	—	(0.13)	16.55	37.23	125,748	0.86		0.96		1.15		207
2012 - Institutional	10.80	0.20	1.36	(e)	1.56	(0.22)	—	(0.22)	12.14	14.42 (e)	262,759	0.64		0.72		1.71		134
2012 - Service	10.82	0.18	1.35	(e)	1.53	(0.19)	—	(0.19)	12.16	14.10 (e)	99,892	0.85		0.97		1.51		134

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share and 0.07% of average net assets. Excluding such payment, the total return would have been 14.32% and 14.01%, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
Europe	$1,385,843	$—	$—
North America	385,064,223	—	—
Investment Company	2,762,001	—	—
Total	$389,212,067	$—	$—

Derivative Type
Liability(b)
Futures Contracts	$(35,136)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.
(b)	Amount shown represents unrealized gain (loss) at period end.

4.    INVESTMENTS IN DERIVATIVES

For further information regarding security characteristics, see the Schedule of Investments.

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities(a)
Equity	—	$—	Variation margin on certain derivative contracts	$(35,136)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2017 is reported within the Statement of Assets and Liabilities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$394,576	$(5,565)	41

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2017.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%	0.60*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2017, GSAM waived $27,762 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2017, GSAM waived $2,228 of the Fund’s management fee.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the six months ended June 30, 2017 for the Fund, Goldman Sachs agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 28, 2018, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2017, Goldman Sachs waived $25,292 in distribution and service fees for the Fund’s Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2017, GSAM reimbursed $111,995 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2017, custody fee credits were $1,891.

E.  Line of Credit Facility — As of June 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017	Dividend Income
$1,470,057	$26,315,085	$(25,023,141)	$2,762,001	$8,511

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017, were $369,563,293 and $388,907,808, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2017, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six months ended June 30, 2017
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of 6/30/17
$75	$—	$—
The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2017:

Market Value 12/31/16	Purchases at Cost	Proceeds from Sales	Market Value 6/30/17
$—	$2,564,175	$(2,564,175)	$—

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2016, the Fund’s timing differences, on a tax-basis were as follows:

Timing differences (Deferred REIT Disbutions)	$12,659

As of June 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$345,336,928
Gross unrealized gain	48,301,016
Gross unrealized loss	(4,425,877)
Net unrealized security gain	$43,875,139

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

9.    OTHER RISKS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	242,373	$4,457,121	316,144	$5,403,266
Reinvestment of distributions	—	—	671,831	11,972,029
Shares redeemed	(1,170,617)	(21,939,238)	(2,619,254)	(44,715,813)
	(928,244)	(17,482,117)	(1,631,279)	(27,340,518)
Service Shares
Shares sold	434,606	8,173,274	615,221	10,515,136
Reinvestment of distributions	—	—	301,729	5,394,918
Shares redeemed	(564,173)	(10,652,755)	(1,427,118)	(24,577,191)
	(129,567)	(2,479,481)	(510,168)	(8,667,137)
NET DECREASE	(1,057,811)	$(19,961,598)	(2,141,447)	$(36,007,655)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Institutional
Actual	$1,000	$1,107.10		$3.29
Hypothetical 5% return	1,000	1,021.67	+	3.16
Service
Actual	1,000	1,106.20		4.39
Hypothetical 5% return	1,000	1,020.63	+	4.21

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.63% and 0.84% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs U.S. Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.62%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.55
Over $8 billion	0.54

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and
James A. McNamara	Principal Accounting Officer
Jessica Palmer	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund.

© 2017 Goldman Sachs. All rights reserved.

VITUSSAR-17/101232-TMPL-08/2017-587127/7.8k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on February 27, 2015.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2017

/s/ Scott McHugh
By: Scott McHugh
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2017